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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2007 through December 31, 2007


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                                                               [LOGO]PIONEER
                                                                     Investments


                                                PIONEER VARIABLE CONTRACTS TRUST

                              Pioneer Bond VCT Portfolio - Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2007

        Note: On November 9, 2007, Pioneer America Income VCT Portfolio was reorganized into Pioneer Bond VCT Portfolio.


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                           14
  Notes to Financial Statements                  19
  Report of Independent Registered Public
    Accounting Firm                              23
  Approval of Investment Advisory Agreement      24
  Trustees, Officers and Service Providers       26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                73.1%
U.S. Corporate Bonds                      16.3%
Collateralized Mortgage Obligations        5.2%
Asset Backed Securities                    2.5%
Sovereign Issues                           1.4%
Senior Floating Rate Loans                 1.2%
Temporary Cash Investment                  0.2%
Preferred Stocks                           0.1%


Quality Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                 1.0%
AA                  1.0%
A                   2.1%
BBB                 6.2%
BB                  6.8%
B & Lower           2.1%
Treasury/Agency    80.8%


Five Largest Holdings
(As a percentage of long-term holdings)

  1.     U.S. Treasury Bonds,
         6.25%, 8/15/23                          3.16%
  2.     U.S. Treasury Inflation Protected
         Security, 3.375%, 1/15/12               2.64
  3.     U.S. Treasury Notes,
         4.25%, 11/15/14                         2.52
  4.     U.S. Treasury Notes,
         6.375%, 8/15/27                         2.15
  5.     Federal National Mortgage
         Association, 6.3%, 4/25/19              1.92

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     12/31/07       12/31/06
  Class I                     $  10.87       $ 10.72
                              12/31/07       11/9/07
  Class II                    $  10.87       $ 10.79


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
1/1/07 - 12/31/07           Income         Capital Gains     Capital Gains
  Class I                   $ 0.5319       $  -              $  -
11/9/07 - 12/31/07
  Class II                  $ 0.0704       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Bond VCT Portfolio at net asset value, compared to that of the Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                           Lehman Brothers
                            Class I          Class II   Aggregate Bond Index
            12/97            10000            10000            10000
                             10890            10863            10869
            12/99            10456            10404            10779
                             11689            11602            12033
            12/01            12540            12415            13049
                             13516            13349            14387
            12/03            13960            13753            14977
                             14451            14201            15627
            12/05            14830            14537            16007
                             15525            15181            16700
            12/07            16542            16135            17864

The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of December 31, 2007)
--------------------------------------------------------------------------------

             Class I     Class II*
--------------------------------------------------------------------------------
10 Years     5.16%       4.90%
5 Years      4.12%       3.86%
1 Year       6.55%       6.29%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Performance for periods prior to the inception of Class II shares on November 9, 2007, reflects the NAV performance of Class I shares. The performance reflects the higher Class II distribution fees.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2007** through December 31, 2007

       Share Class                                    I               II
       -------------------------------------   --------------   --------------
       Beginning Account Value on 7/1/07**       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07          $ 1,056.73       $ 1,013.90
       Expenses Paid During Period*              $     3.21       $     1.26

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.86% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (53/365 for Class II shares).
** 11/9/07 for Class II shares.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2007** through December 31, 2007

       Share Class                                    I               II
       -------------------------------------   --------------   --------------
       Beginning Account Value on 7/1/07**       $ 1,000.00       $ 1,000,00
       Ending Account Value on 12/31/07          $ 1,022.08       $ 1,006.01
       Expenses Paid During Period*              $     3.16       $     1.25

* Expenses are equal to the Portfolio's annualized expense ratio of 0.62% and 0.86% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (53/365 for Class II shares).
** 11/9/07 for Class II shares.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

The environment for fixed-income securities changed markedly during the second half of 2007. While strong economic growth trends supported higher-yielding, lower quality securities in the first half of the year, the dominant market trends changed in the latter half. As evidence grew of a deceleration in economic growth - investors moved away from higher yielding, credit-sensitive securities, seeking lower yielding, but higher credit quality issues. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Bond VCT Portfolio during 2007. Mr. Taubes, director of Pioneer's Fixed income Group, is responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during 2007?
A: Pioneer Bond VCT Portfolio did very well against competitive funds, but its focus on yield-oriented securities caused it to lag benchmarks more influenced by the performance of higher-quality, lower-yielding securities. The Portfolio's Class I and II shares returned, respectively, 6.55% and 6.29%*, based on net asset value, for the 12 months ending December 31, 2007. This performance trailed the 6.97% return of the Lehman Aggregate Bond Index and the 7.23% return of the Lehman Government/Credit Bond Index. However, the Portfolio's returns were substantially better than the 5.12% average return of the 40 variable annuity portfolios in Lipper's Corporate Debt A-rated category. On December 31, 2007, the 30-day SEC yield was 4.55% for Class I shares and 4.12% for Class II shares.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors affecting performance during 2007?
A: Economic growth, which maintained a brisk pace during the first half of the year, showed clear signs of deceleration during the second half. The causes of this slowing were complex, but the first signs appeared in the most vulnerable part of the economy - residential housing. The yield curve - which reflects the differences in yields between shorter-maturity and longer-maturity securities - had been inverted for much of 2006 and the first part of 2007. This unusual phenomenon occurs when the normal yield relationships are reversed, and shorter-maturity securities offer higher yields than longer-maturity securities. Inverted yield curves - which make it difficult for traditional lending activity to be profitable - often precede slumps in the economy. Residential housing is a central part of the economy, but it also was the weakest link in an area in which lending standards had been declining even as home prices had risen dramatically over the previous years. As the housing market began weakening, mortgage defaults rose. Institutions began writing down the value of assets on their balance sheets, lending activity became increasingly restricted and the nation's banking system was disrupted. The effects began to spread from the housing market into the general economy, which showed clear signs of a deceleration in the final quarter of the year. During the last three months of the year, evidence grew of slowing job growth and consumer spending, accompanied by rising inflationary pressures from increasing energy, health care and food costs.

   The Federal Reserve Board - the nation's central bank - had begun to inject new liquidity into the financial system in late summer, and by the end of the year the key Federal funds target rate had been lowered from 5.25% to 4.25%. The yield curve became more typical, with short-term interest rates declining much more dramatically than long-term rates. As the year ended, the financial markets anticipated that the Fed would make further rate cuts in 2008 to re-monetize the financial system and restore a more normalized environment that would allow bank lending activity to increase.

* Performance for periods prior to the inception of Class II shares on November 9, 2007, reflects the NAV performance of Class I shares. The performance reflects the higher Class II distribution fees.

A Word About Risk:

When interest rates rise, the prices of fixed- income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. Investments in high yield or lower-rated securities are subject to greater-than-average risk. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  In this environment, fixed-income sectors that offered yield advantages over Treasuries suffered the greatest price losses, with high-yield and investment-grade corporate bonds generally declining in price or lagging the returns of Treasuries. Treasuries were the best-performing part of the fixed-income market, followed by government agency mortgage securities. Among Treasuries, Treasury Inflation Protected Securities (TIPS) and short-to-intermediate Treasuries outperformed. The five-year Treasury, for example, outperformed the 30-year Treasury by a slight margin.

Q: What were your strategies during this period, and how did they affect performance?
A: Our general long-term strategy is to invest in securities with that can generate yield advantages for the Portfolio. However, since the latter part of 2006, we upgraded overall credit quality of the Portfolio as a defensive measure. We reduced exposures to both lower-rated, high-yield corporates and investment-grade corporates. As we did so, we increased the Portfolio's exposure to government agency securities and to Treasuries, especially TIPS.

   Our focus on better yielding sectors caused the Portfolio to be underweighted in Treasuries, which outperformed other parts of the market and led to the underperformance relative to the Lehman indexes. However, our emphasis on government agency mortgages and TIPS, and our de-emphasis of corporate bonds in general helped us significantly outperform most competitive portfolios. Government agency mortgages trailed Treasuries on a total return basis, as Treasuries tended to have better price performance, but agency mortgages outperformed all grades of corporate bonds, helping the Portfolio's relative performance. Toward the end of the fiscal year, after significant underperformance of corporate debt, we did begin to take advantage of widened yield spreads and increased the Portfolio's exposure to attractively priced corporate bonds, although corporates remained underweighted. On December 31, 2007, the end of the fiscal year, average credit quality of Portfolio holdings was AA.

Q: Did any individual investments have noteworthy impacts on Portfolio results?
A: Among the Portfolio's corporate bond investments, we generally de-emphasized bonds of financial services companies. However, we did hold positions in several bonds issued by insurance companies that we believed were less vulnerable to the effects of the credit downturn. Several of these holdings performed well, including bonds of Hanover Insurance. We also invested selectively in some bank loans that offered greater investor protection than corporate bonds. Loans issued to Metavante, which provides software systems to smaller banks, contributed positively to results.

   Detractors from performance included bonds of SLM, the student loan company commonly referred to as Sallie Mae. Bonds fell in value when a leveraged buyout plan was announced that would have increased the corporation's debt. The buyout plan subsequently fell through. Also holding back results was our investment in SASC securities, which are commercial collateralized mortgage obligations.

Q: What is your investment outlook for 2008?
A: We believe the Federal Reserve will continue to reduce short-term interest rates in 2008, increasing the profitability of bank lending as the differences between short-term borrowing costs and long-term lending rates increase. Treasuries, after outperforming in 2007, look less attractive. As we move ahead, we may increase our positions in attractively valued corporate bonds and non-agency commercial mortgage securities.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
   Principal   Rate (b)      Ratings
      Amount   (unaudited)   (unaudited)                                                                              Value
                                           ASSET BACKED SECURITIES - 2.4%
                                           Energy - 0.2%
                                           Oil & Gas Equipment & Services - 0.2%
 $   100,000         7.74    NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)                 $    99,000
                                                                                                                -----------
                                           Total Energy                                                         $    99,000
                                                                                                                -----------
                                           Consumer Services - 0.1%
                                           Restaurants - 0.1%
      50,000                 BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)              $    50,507
                                                                                                                -----------
                                           Total Consumer Services                                              $    50,507
                                                                                                                -----------
                                           Food & Drug Retailing - 0.2%
                                           Food Retail - 0.2%
     155,000                 BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                     $   147,543
                                                                                                                -----------
                                           Total Food & Drug Retailing                                          $   147,543
                                                                                                                -----------
                                           Banks - 0.7%
                                           Thrifts & Mortgage Finance - 0.7%
     350,000                 AAA/Aaa       GMAC Commercial Mortgage Securities, Inc., 4.864%, 12/10/41          $   346,358
     140,000                 AAA/Aaa       Local Insight Media Finance LLC, 5.88%, 10/23/37                         133,312
      14,295         6.10    A-/Baa1       Taganka Car Loan Finance Plc, Floating Rate Note, 11/14/13 (144A)         14,295
                                                                                                                -----------
                                                                                                                $   493,965
                                                                                                                -----------
                                           Total Banks                                                          $   493,965
                                                                                                                -----------
                                           Diversified Financials - 0.1%
                                           Diversified Financial Services - 0.1%
      62,683                 BBB/Baa2      Power Receivables Finance, 6.29%, 1/1/12 (144A)                      $    65,441
                                                                                                                -----------
                                           Total Diversified Financials                                         $    65,441
                                                                                                                -----------
                                           Utilities - 1.1%
                                           Electric Utilities - 0.8%
     101,329                 BBB-/Baa3     Crocket Cogeneration, 5.869%, 3/30/25 (144A)                         $   101,251
     113,257                 BB-/Ba2       FPL Energy National Wind, 6.125%, 3/25/19 (144A)                         115,262
     170,880                 BB/Ba2        FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)                          174,938
     147,890         7.00    BB/Ba2        Tenaska Alabama, Floating Rate Note, 6/30/21 (144A)                      147,604
                                                                                                                -----------
                                                                                                                $   539,055
                                                                                                                -----------
                                           Independent Power Producer & Energy Traders - 0.3%
     205,552                 AAA/Aaa       New Valley Generation I, 7.299%, 3/15/19                             $   231,071
                                                                                                                -----------
                                           Total Utilities                                                      $   770,126
                                                                                                                -----------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $1,628,158)                                                    $ 1,626,582
                                                                                                                -----------
                                           COLLATERALIZED MORTGAGE OBLIGATIONS - 5.2%
                                           Banks - 1.4%
                                           Thrifts & Mortgage Finance - 1.4%
     160,000                 AAA/Aaa       Banc of America Commercial Mortgage, Inc., 4.877%, 7/10/42           $   158,926
      14,433         5.26    AAA/Aaa       Impac Securities Assets Corp., Floating Rate Note, 11/25/34               14,384
     250,000         5.70    AAA/Aaa       SASC 2007 BHC1 A1, Floating Rate Note, 12/18/49                          223,832
      60,000                 NR/Ba1        SBA CMBS Trust, 6.709%, 11/15/36                                          56,682
      40,000                 AA/Aa2        T SRA R 2006-1 B, 5.7467%, 10/15/36                                       37,770
     400,000                 AAA/Aaa       Wachovia Bank Commercial Mortgage Trust, 4.803%, 10/15/41                395,133
      19,173                 AAA/Aaa       Wells Fargo Mortgage Backed Security, 5.25, 12/25/33                      18,702
                                                                                                                -----------
                                                                                                                $   905,429
                                                                                                                -----------
                                           Total Banks                                                          $   905,429
                                                                                                                -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
   Principal   Rate (b)      Ratings
      Amount   (unaudited)   (unaudited)                                                                              Value
                                           Diversified Financials - 0.9%
                                           Diversified Financial Services - 0.9%
 $    50,000                 AA/Aa2        CS First Boston Mortgage Security, 7.0%, 5/25/32                     $    49,541
      22,410                 AAA/Aaa       First Horizon Mortgage Pass-Through Trust, 5.0%, 3/25/18                  22,263
      48,767                 AAA/Aaa       Morgan Stanley Capital I, 5.25%, 12/25/17                                 48,040
      19,142                 AAA/Aaa       Morgan Stanley Capital I, 7.0%, 7/25/33                                   19,663
      61,227                 AAA/Aaa       RALI 2005-QA10 A41, 5.7412%, 9/25/35                                      60,179
       6,745         8.00    AAA/Aaa       Salomon Brothers Mortgage Securities, Floating Rate Note, 9/25/30          6,786
     450,000                 NR/Ba2        Tower 2004-2A F, 6.376%, 12/15/14 (144A)                                 398,430
                                                                                                                -----------
                                                                                                                $   604,902
                                                                                                                -----------
                                           Total Diversified Financials                                         $   604,902
                                                                                                                -----------
                                           Government - 2.9%
   1,203,562                 AAA/Aaa       Fannie Mae, 6.3%, 4/25/19                                            $ 1,276,622
      74,665                 NR/NR         Federal Home Loan Bank, 5.0%, 1/15/16                                     74,845
      63,871                 AAA/Aaa       Federal Home Loan Mortgage Corp., 4.5%, 4/15/13                           63,763
     150,000                 AAA/Aaa       Freddie Mac, 3.8%, 1/15/18                                               142,799
     350,000                 AAA/Aaa       Freddie Mac, 5.5%, 7/15/28                                               354,212
      52,690                 AAA/Aaa       Freddie Mac, 6.1%, 9/15/18                                                52,624
                                                                                                                -----------
                                                                                                                $ 1,964,865
                                                                                                                -----------
                                           Total Government                                                     $ 1,964,865
                                                                                                                -----------
                                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                           (Cost $3,559,050)                                                    $ 3,475,196
                                                                                                                -----------
                                           CORPORATE BONDS - 16.2%
                                           Energy - 1.0%
                                           Integrated Oil & Gas - 0.3%
     215,000                 BBB/Baa2      Petro-Canada, 4.0%, 7/15/13                                          $   199,951
                                                                                                                -----------
                                           Oil & Gas Exploration & Production - 0.1%
      40,740                 A/Aa2         Ras Laffan Liquid Natural Gas, 3.437%, 9/15/09 (144A)                $    40,674
                                                                                                                -----------
                                           Oil & Gas Refining & Marketing - 0.1%
      50,000                 BBB/Baa2      Boardwalk Pipelines LLC, 5.5%, 2/1/17                                $    49,541
                                                                                                                -----------
                                           Oil & Gas Storage & Transportation - 0.5%
     125,000                 B+/B1         Holly Energy Partners LP, 6.25%, 3/1/15                              $   115,000
     250,000                 BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                                 253,831
                                                                                                                -----------
                                                                                                                $   368,831
                                                                                                                -----------
                                           Total Energy                                                         $   658,997
                                                                                                                -----------
                                           Materials - 1.0%
                                           Aluminum - 0.4%
     285,000                 B/B3          Novelis, Inc., 7.25%, 2/15/15                                        $   267,900
                                                                                                                -----------
                                           Commodity Chemicals - 0.2%
     135,000                 B+/Ba3        Nova Chemicals, Ltd., 6.5%, 1/15/12                                  $   126,563
                                                                                                                -----------
                                           Fertilizers & Agricultural Chemicals - 0.3%
     220,000                 BBB+/Baa1     Potash Corp. Saskatchewan, 4.875%, 3/1/13                            $   217,726
                                                                                                                -----------
                                           Steel - 0.1%
      60,000                 A+/A1         Nucor Corp., 5.0%, 12/1/12                                           $    60,075
                                                                                                                -----------
                                           Total Materials                                                      $   672,264
                                                                                                                -----------
                                           Capital Goods - 0.5%
                                           Aerospace & Defense - 0.3%
     190,000                 A+/A2         Boeing Co., 5.125%, 2/15/13                                          $   194,118
                                                                                                                -----------

   The accompanying notes are an integral part of these financial statements.  7

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

                 Floating      S&P/Moody's
   Principal     Rate (b)      Ratings
      Amount     (unaudited)   (unaudited)                                                            Value
                                             Electrical Component & Equipment - 0.1%
 $    52,969                   NR/NR         Orcal Geothermal, 6.21%, 12/30/20 (144A)           $    55,831
                                                                                                -----------
                                             Trading Companies & Distributors - 0.1%
     100,000                   BBB-/Baa3     Glencore Funding LLC, 6.0%, 4/15/14 (144A)         $   100,585
                                                                                                -----------
                                             Total Capital Goods                                $   350,534
                                                                                                -----------
                                             Transportation - 0.2%
                                             Railroads - 0.2%
     135,000                   B+/B2         Kansas City Southern Mex, 7.625%, 12/1/13          $   133,144
                                                                                                -----------
                                             Total Transportation                               $   133,144
                                                                                                -----------
                                             Consumer Durables & Apparel - 0.3%
                                             Homebuilding - 0.3%
     250,000                   BBB-/BBB-     C10 Capital SPV, Ltd., 6.72%, 12/31/49             $   230,090
                                                                                                -----------
                                             Total Consumer Durables & Apparel                  $   230,090
                                                                                                -----------
                                             Consumer Services - 0.2%
                                             Education Services - 0.2%
     105,000                   AAA/Aaa       President & Fellows of Harvard, 6.3%, 10/1/37      $   116,064
                                                                                                -----------
                                             Total Consumer Services                            $   116,064
                                                                                                -----------
                                             Media - 0.2%
                                             Broadcasting & Cable TV - 0.2%
     135,000                   BBB+/Baa2     Comcast Corp., 5.3%, 1/15/14                       $   132,381
                                                                                                -----------
                                             Total Media                                        $   132,381
                                                                                                -----------
                                             Food, Beverage & Tobacco - 1.2%
                                             Brewers - 0.4%
     280,000                   BBB+/Baa1     Miller Brewing Co., 5.5%, 8/15/13 (144A)           $   283,723
                                                                                                -----------
                                             Distillers & Vintners - 0.4%
     265,000                   BB-/Ba3       Constellation Brands, Inc. 8.375%, 12/15/14        $   265,663
                                                                                                -----------
                                             Soft Drinks - 0.4%
     280,000                   A/A3          Bottling Group LLC, 5.0%, 11/15/13                 $   282,282
                                                                                                -----------
                                             Total Food, Beverage & Tobacco                     $   831,668
                                                                                                -----------
                                             Health Care Equipment & Services - 0.1%
                                             Health Care Facilities - 0.1%
      75,000                   BB-/B2        HCA, Inc., 9.625%, 11/15/16                        $    79,313
                                                                                                -----------
                                             Total Health Care Equipment & Services             $    79,313
                                                                                                -----------
                                             Pharmaceuticals & Biotechnology - 0.2%
                                             Pharmaceuticals - 0.2%
     130,000                   B+/Ba3        Valeant Pharmaceuticals, 7.0%, 12/15/11            $   124,963
                                                                                                -----------
                                             Total Pharmaceuticals & Biotechnology              $   124,963
                                                                                                -----------
                                             Banks - 1.7%
                                             Diversified Banks - 1.0%
     500,000                   AAA/Aaa       Farmer Mac GTD, 5.125%, 4/19/17 (144A)             $   517,750
     100,000                   BB+/Baa2      TNK-BP Finance SA, 6.625%, 3/20/17 (144A)               91,250
      65,000                   BB+/Baa2      TNK-BP Finance SA, 7.5%, 7/18/16                        62,969
                                                                                                -----------
                                                                                                $   671,969
                                                                                                -----------
                                             Regional Banks - 0.3%
     220,000                   AA-/Aa2       Barclays Plc, 6.05%, 12/4/17                       $   221,676
                                                                                                -----------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 Floating      S&P/Moody's
   Principal     Rate (b)      Ratings
      Amount     (unaudited)   (unaudited)                                                                       Value
                                             Thrifts & Mortgage Finance - 0.4%
 $   250,000         5.00      A/Baa1        Washington Mutual Bank, Floating Rate Note, 5/1/09            $   233,085
                                                                                                           -----------
                                             Total Banks                                                   $ 1,126,730
                                                                                                           -----------
                                             Diversified Financials - 2.7%
                                             Asset Management & Custody Banks - 0.1%
      30,000                   A-/A3         Eaton Vance Corp., 6.5%, 10/2/17                              $    31,474
                                                                                                           -----------
                                             Consumer Finance - 0.5%
     415,000         4.00      BBB+/Baa1     SLM Corp., Floating Rate Note, 7/25/14                        $   335,113
                                                                                                           -----------
                                             Diversified Financial Services - 0.4%
     250,000                   AAA/Aaa       Aid-Egypt, 4.45%, 9/15/15                                     $   248,698
                                                                                                           -----------
                                             Specialized Finance - 1.7%
     260,000                   A/A2          CIT Group, Inc., 7.625%, 11/30/12                             $   263,538
     375,000                   NR/BAA3       Coso Geothermal Power, 7.0%, 7/15/26 (144A)                       369,375
     250,000                   AA+/Aaa       Private Export Funding, 3.375%, 2/15/09                           248,609
     250,000                   AA+/Aaa       Private Export Funding, 6.07%, 4/30/11                            268,570
                                                                                                           -----------
                                                                                                           $ 1,150,092
                                                                                                           -----------
                                             Total Diversified Financials                                  $ 1,765,377
                                                                                                           -----------
                                             Insurance - 2.7%
                                             Life & Health Insurance - 0.5%
     345,000                   B/B2          Presidential Life Corp., 7.875%, 2/15/09                      $   341,550
                                                                                                           -----------
                                             Multi-Line Insurance - 1.3%
     335,000                   A+/A1         American General Finance, 6.9%, 12/15/17                      $   335,335
     265,000                   BB+/Ba1       Hanover Insurance Group, 7.625%, 10/15/25                         256,056
     275,000                   BB+/Baa3      Liberty Mutual Group, 7.0%, 3/15/37 (144A)                        249,295
                                                                                                           -----------
                                                                                                           $   840,686
                                                                                                           -----------
                                             Property & Casualty Insurance - 0.6%
       3,000         6.15      A+/Aa3        Ambac Financial Group, Inc., Floating Rate Note, 2/15/37      $     2,191
     255,000                   BB+/NR        Kingsway America, Inc., 7.5%, 2/1/14                              269,080
     100,000                   BBB/Baa2      Ohio Casualty Corp., 7.3%, 6/15/14                                107,261
                                                                                                           -----------
                                                                                                           $   378,532
                                                                                                           -----------
                                             Reinsurance - 0.3%
     210,000                   BBB/NR        Platinum Underwriters Holding, 7.50%, 6/1/17                  $   216,690
                                                                                                           -----------
                                             Total Insurance                                               $ 1,777,458
                                                                                                           -----------
                                             Real Estate - 1.3%
                                             Real Estate Management & Development - 0.5%
     250,000                   BB-/Ba3       Forest City Enterprises, 6.50%, 2/1/17                        $   226,250
     150,000                   BB-/Ba3       Forest City Enterprises, 7.625%, 6/1/15                           144,750
                                                                                                           -----------
                                                                                                           $   371,000
                                                                                                           -----------
                                             Real Estate Investment Trusts - 0.8%
     260,000                   BBB-/Baa2     Health Care, Inc., 6.0%, 11/15/13                             $   257,451
     185,000                   AAA/Aaa       Trustreet Properties, Inc., 7.5%, 4/1/15                          199,014
      55,000                   BB+/Ba1       Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)                 55,550
                                                                                                           -----------
                                                                                                           $   512,015
                                                                                                           -----------
                                             Total Real Estate                                             $   883,015
                                                                                                           -----------

   The accompanying notes are an integral part of these financial statements.  9

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

                 Floating      S&P/Moody's
   Principal     Rate (b)      Ratings
      Amount     (unaudited)   (unaudited)                                                                          Value
                                             Software & Services - 0.3%
                                             Data Processing & Outsourced Services - 0.3%
 $   215,000                   B-/B3         First Data Corp., 9.875%, 9/24/15 (144A)                         $   199,950
                                                                                                              -----------
                                             Total Software & Services                                        $   199,950
                                                                                                              -----------
                                             Technology Hardware & Equipment - 0.4%
                                             Electronic Equipment & Instruments - 0.2%
     135,000                   BBB-/Ba1      Agilent Technologies, Inc., 6.5%, 11/1/17                        $   137,137
                                                                                                              -----------
                                             Technology Distributors - 0.2%
     150,000                   BB+/Ba1       Anixter International Corp., 5.95%, 3/1/15                       $   135,188
                                                                                                              -----------
                                             Total Technology Hardware & Equipment                            $   272,325
                                                                                                              -----------
                                             Telecommunication Services - 0.0%
                                             Integrated Telecommunication Services - 0.0%
      10,000                   BBB+/Baa2     Telecom Italia Capital, 4.875%, 10/1/10                          $     9,948
                                                                                                              -----------
                                             Total Telecommunication Services                                 $     9,948
                                                                                                              -----------
                                             Utilities - 2.2%
                                             Electric Utilities - 1.1%
      30,000                   BBB/Baa2      Commonwealth Edison, 6.15%, 9/15/17                              $    30,915
      90,000                   BBB+/Baa3     Entergy Gulf States, 5.7%, 6/1/15                                     87,622
     235,000                   BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                           247,338
     140,000                   BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                     142,567
     225,000                   BBB+/Baa2     West Penn Power Co., 5.95%, 12/15/17                                 226,097
                                                                                                              -----------
                                                                                                              $   734,539
                                                                                                              -----------
                                             Gas Utilities - 0.3%
     185,000         7.20      BB/Ba1        Southern Union Co., Floating Rate Note, 11/1/66                  $   181,962
                                                                                                              -----------
                                             Independent Power Producer & Energy Traders - 0.1%
      85,000                   CCC/B3        TXU Energy Co., 10.25%, 11/1/15                                  $    84,150
                                                                                                              -----------
                                             Multi-Utilities - 0.7%
     160,000                   BB/Ba2        NSG Holdings LLC, 7.75%, 12/15/25 (144A)                         $   159,920
     315,000                   BBB+/Baa1     New York State Gas & Electric Corp., 6.15%, 12/15/17 (144A)          315,358
                                                                                                              -----------
                                                                                                              $   475,278
                                                                                                              -----------
                                             Total Utilities                                                  $ 1,475,929
                                                                                                              -----------
                                             TOTAL CORPORATE BONDS
                                             (Cost $10,893,648)                                               $10,840,150
                                                                                                              -----------
                                             U.S. GOVERNMENT & AGENCY OBLIGATIONS - 72.6%
     260,000                                 Federal Farm Credit Bank, 3.375%, 3/16/09                        $   258,436
     100,000                                 Federal Farm Credit Bank, 5.3%, 9/28/15                              100,017
     100,000                                 Federal Farm Credit Bank, 5.88%, 9/8/08                              101,062
     250,000                                 Federal Home Loan Bank, 4.0%, 2/12/10                                252,049
     303,000                                 Federal Home Loan Bank, 5.0%, 12/14/18                               304,585
      67,629                                 Federal Home Loan Bank, 7.0%, 10/1/46                                 71,207
   1,607,733                                 Federal Home Loan Mortgage Corp., 4.5%, 4/1/22 - 10/1/35           1,527,576
   1,659,644                                 Federal Home Loan Mortgage Corp., 5.0%, 12/1/21 - 3/1/36           1,630,849
     250,000                                 Federal Home Loan Mortgage Corp., 5.25%, 4/3/12                      252,991
   2,233,512                                 Federal Home Loan Mortgage Corp., 5.5%, 9/1/33 - 3/1/37            2,229,886
   1,393,616                                 Federal Home Loan Mortgage Corp., 6.0% 10/1/32 - 1/1/34            1,418,184
     735,608                                 Federal Home Loan Mortgage Corp., 6.5%, 3/1/11 - 11/1/37             758,324
     151,653                                 Federal Home Loan Mortgage Corp., 7.0%, 8/1/22 - 4/1/32              158,015
      21,742                                 Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                        23,202
         496                                 Federal Home Loan Mortgage Corp., 8.0%, 4/1/08                           498

10 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Floating      S&P/Moody's
  Principal    Rate (b)      Ratings
     Amount    (unaudited)   (unaudited)                                                                            Value
                                           U.S. GOVERNMENT & AGENCY OBLIGATIONS - (continued)
 $  749,761                                Federal National Mortgage Association, 4.0%, 7/1/18 - 3/1/36       $   696,258
    177,787                                Federal National Mortgage Association, 4.5%, 4/1/19                    174,859
  1,184,570                                Federal National Mortgage Association, 4.78%, 12/1/12                1,194,320
  3,366,726                                Federal National Mortgage Association, 5.0%, 3/1/09 - 12/1/35        3,332,241
    730,000                                Federal National Mortgage Association, 5.24%, 8/7/18                   754,401
    126,146                                Federal National Mortgage Association, 5.429%, 12/1/36                 127,685
     96,529                                Federal National Mortgage Association, 5.448%, 8/1/36                   97,035
  3,640,030                                Federal National Mortgage Association, 5.5%, 9/1/17 - 12/1/34        3,674,245
    144,484                                Federal National Mortgage Association, 5.536%, 8/1/36                  148,239
     47,428                                Federal National Mortgage Association, 5.72%, 2/1/29                    48,237
    139,961                                Federal National Mortgage Association, 5.9% 7/1/28                     143,304
  1,178,629                                Federal National Mortgage Association, 6.0%, 12/1/11 - 7/1/36        1,200,356
    861,738                                Federal National Mortgage Association, 6.5%, 7/1/21 - 7/1/34           890,557
    183,572                                Federal National Mortgage Association, 7.0%, 9/1/18 - 1/1/32           192,553
     10,168                                Federal National Mortgage Association, 7.5%, 2/1/31                     10,853
    209,225                                Federal National Mortgage Association, 8.0%, 2/1/29 - 5/1/31           224,097
     16,260                                Federal National Mortgage Association, 9.0%, 4/1/33                     17,141
     15,010                                Federal National Mortgage Association, 9.5%, 2/1/21                     16,430
  1,566,534                                Government National Mortgage Association, 4.5%,
                                           12/15/18 - 12/15/34                                                  1,519,560
  2,093,366                                Government National Mortgage Association, 5.0%,
                                           7/15/17 - 4/15/35                                                    2,102,789
  2,691,516                                Government National Mortgage Association, 5.5%,
                                           6/15/17 - 1/15/37                                                    2,715,011
    154,916                                Government National Mortgage Association, 5.72%,
                                           1/15/29 - 10/15/29                                                     157,292
  2,838,861                                Government National Mortgage Association, 6.0%,
                                           8/15/13 - 9/15/34                                                    2,911,450
  1,119,605                                Government National Mortgage Association, 6.5%,
                                           4/15/17 - 12/15/36                                                   1,160,502
    351,284                                Government National Mortgage Association, 7.0%,
                                           1/15/26 - 5/15/32                                                      372,671
     50,741                                Government National Mortgage Association, 7.5%,
                                           10/15/22 - 1/15/32                                                      54,123
     10,656                                Government National Mortgage Association, 7.75%, 11/15/29               11,436
      1,503                                Government National Mortgage Association, 8.0%, 8/20/25                  1,619
     73,494                                Government National Mortgage Association I, 6.0%, 2/15/29               75,490
    217,147                                Government National Mortgage Association II, 5.0%, 12/20/18            217,093
  1,302,274                                Government National Mortgage Association II, 5.5%,
                                           7/20/19 - 11/20/34                                                   1,307,446
    158,030                                Government National Mortgage Association II, 5.9%, 2/20/28             161,177
    713,742                                Government National Mortgage Association II, 6.0%,
                                           12/20/18 - 10/20/34                                                    728,963
     18,740                                Government National Mortgage Association II, 6.5%, 8/20/28              19,454
     77,773                                Government National Mortgage Association II, 7.0%,
                                           5/20/26 - 1/20/31                                                       82,293
    150,000                                U.S. Treasury Bonds, 4.75%, 5/31/12                                    158,309
    750,000                                U.S. Treasury Bonds, 5.125%, 5/15/16                                   811,758
  1,750,000                                U.S. Treasury Bonds, 6.25%, 8/15/23                                  2,095,216
    685,000                                U.S. Treasury Bonds, 7.125%, 2/15/23                                   883,971

   The accompanying notes are an integral part of these financial statements. 11

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

               Floating      S&P/Moody's
  Principal    Rate (b)      Ratings
     Amount    (unaudited)   (unaudited)                                                                          Value
                                           U.S. GOVERNMENT & AGENCY OBLIGATIONS - (continued)
 $  400,000                                U.S. Treasury Bonds, 7.25%, 5/15/16                              $   491,875
  1,031,126                                U.S. Treasury Inflation Notes, 1.875%, 7/15/15                     1,051,024
  1,010,515                                U.S. Treasury Inflation Notes, 2.0%, 1/15/16                       1,037,041
    258,628                                U.S. Treasury Inflation Notes, 2.5%, 7/15/16                         275,802
  1,606,059                                U.S. Treasury Inflation Protected Security, 3.375%, 1/15/12        1,751,984
  1,620,000                                U.S. Treasury Notes, 4.25%, 11/15/14                               1,671,258
    100,000                                U.S. Treasury Notes, 4.5%, 2/15/16                                   104,086
    110,000                                U.S. Treasury Notes, 4.5%, 2/15/36                                   110,559
  1,150,000                                U.S. Treasury Notes, 6.375%, 8/15/27                               1,427,348
    880,000                                U.S. Treasury Strip, 0.0%, 11/15/13                                  712,422
    600,000                                U.S. Treasury Strip, 0.0%, 5/15/17                                   403,071
                                                                                                            -----------
                                                                                                            $48,613,785
                                                                                                            -----------
                                           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                           (Cost $47,816,025)                                               $48,613,785
                                                                                                            -----------
                                           SOVEREIGN ISSUE - 1.3%
    240,000                  NR/Aaa        Financing Corp., 10.35%, 8/3/18                                  $   354,637
     12,000          5.49    AAA/Aaa       Tennessee Valley Authority, Floating Rate Note, 6/1/28               282,360
    250,000                  AAA/Aaa       Tennessee Valley Authority, 4.75%, 8/1/13                            256,776
                                                                                                            -----------
                                                                                                            $   893,773
                                                                                                            -----------
                                           TOTAL SOVEREIGN ISSUE
                                           (Cost $888,964)                                                  $   893,773
                                                                                                            -----------
                                           SENIOR FLOATING RATE LOAN INTERESTS - 1.2%**
                                           Capital Goods - 0.3%
                                           Electrical Component & Equipment - 0.3%
    194,196           0.0    BB-/Ba1       Flextronics International, A Closing Date Loan, 10/1/14          $   190,313
                                                                                                            -----------
                                           Total Capital Goods                                              $   190,313
                                                                                                            -----------
                                           Consumer Durables & Apparel - 0.1%
                                           Housewares & Specialties - 0.1%
     59,700           0.0    BB-/Ba3       Jarden Corp., Term Loan B3, 1/24/12                              $    58,431
                                                                                                            -----------
                                           Total Consumer Durables & Apparel                                $    58,431
                                                                                                            -----------
                                           Health Care Equipment & Services - 0.1%
                                           Health Care Facilities - 0.1%
     99,000          7.08    BB+/Ba2       HCA, Inc., Tranche B Term Loan, 11/7/13                          $    95,531
                                                                                                            -----------
                                           Total Health Care Equipment & Services                           $    95,531
                                                                                                            -----------
                                           Pharmaceuticals & Biotechnology - 0.1%
                                           Pharmaceuticals - 0.1%
     89,548          8.38    BB/NR         Talecris Biotherapeutics, First Lien Term Loan, 12/6/13          $    89,044
                                                                                                            -----------
                                           Total Pharmaceuticals & Biotechnology                            $    89,044
                                                                                                            -----------
                                           Diversified Financials - 0.2%
                                           Diversified Financial Services - 0.2%
    150,000          6.66    BB-/Ba3       Metavante Corp., Term Loan, 11/1/14                              $   146,156
                                                                                                            -----------
                                           Total Diversified Financials                                     $   146,156
                                                                                                            -----------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 Floating      S&P/Moody's
   Principal     Rate (b)      Ratings
      Amount     (unaudited)   (unaudited)                                                                            Value
                                             Utilities - 0.4%
                                             Independent Power Producer & Energy Traders - 0.4%
 $    89,549       7.08        D/Ba3         Calpine Corp., First Priority Term Loan, 3/29/09                   $    87,422
     150,000       8.3963      BBB-/Ba1      Texas Competitive Electric Holdings,
                                             Initial Tranche B-2 Loan, 10/10/14                                     147,431
                                                                                                                -----------
                                                                                                                $   234,853
                                                                                                                -----------
                                             Total Utilities                                                    $   234,853
                                                                                                                -----------
                                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                             (Cost $821,944)                                                    $   814,328
                                                                                                                -----------
                                             PREFERRED STOCK - 0.2%
                                             Insurance - 0.2%
                                             Life & Health Insurance - 0.2%
       4,800                                 Delphi Financial Group, 7.376% 5/15/37                             $    88,650
                                                                                                                -----------
                                             Total Insurance                                                    $    88,650
                                                                                                                -----------
                                             TOTAL PREFERRED STOCK
                                             (Cost $120,000)                                                    $    88,650
                                                                                                                -----------
                                             TEMPORARY CASH INVESTMENT - 0.2%
                                             Repurchase Agreement - 0.2%
     130,000         4.29                    Bank of America Corp., 4.29%, dated 12/31/07, repurchase price of $130,000 plus accrued interest on 1/2/08 collateralized by the following:
                                              $5,368 Freddie Mac Giant, 5.0%, 7/1/35
                                              $61,483 Freddie Mac Giant, 6.0%, 9/1/37
                                              $36,630 Freddie Mac Giant, 5.6%, 10/17/13
                                              $18,999 Freddie Mac Giant, 0.0%, 2/20/08
                                              $18,127 U.S. Treasury Strip, 0.0%, 5/15/21                        $   130,000
                                                                                                                -----------
                                             TOTAL TEMPORARY CASH INVESTMENT
                                             (Cost $130,000)                                                    $   130,000
                                                                                                                -----------
                                             TOTAL INVESTMENT IN SECURITIES - 99.3%
                                             (Cost $65,857,789)(a)                                              $66,482,464
                                                                                                                -----------
                                             OTHER ASSETS AND LIABILITIES - 0.7%                                $   492,740
                                                                                                                -----------
                                             TOTAL NET ASSETS - 100.0%                                          $66,975,204
                                                                                                                ===========

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2007, the value of these securities amounted to $4,002,387 or 6.0% of total net assets.
NR     Not rated by either S&P or Moody's.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $66,097,242 was as follows:

   Aggregate gross unrealized gain for all investments in which there is an excess of         $  988,261
   value over tax cost
   Aggregate gross unrealized loss for all investments in which there is an excess of tax       (603,039)
                                                                                              ----------
   cost over value
   Net unrealized gain                                                                        $  385,222
                                                                                              ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007, were as follows:


                                   Purchases          Sales
 Long-term U.S. Government       $10,841,212      $14,052,721
 Other Long-term Securities      $ 7,420,184      $ 5,176,270

   The accompanying notes are an integral part of these financial statements. 13

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Year Ended  Year Ended   Year Ended    Year Ended    Year Ended
CLASS I                                                       12/31/07    12/31/06     12/31/05    12/31/04 (a)    12/31/03
Net asset value, beginning of period                          $ 10.72     $ 10.79      $ 11.61       $ 11.24       $ 11.39
                                                              -------     -------      -------       -------       -------
Net increase (decrease) from investment operations:
 Net investment income                                        $  0.54     $  0.50      $  0.59       $  0.44       $  0.46
 Net realized and unrealized gain (loss) on investments          0.14       (0.01)       (0.29)        (0.04)        (0.09)
                                                              -------     -------      -------       -------       -------
  Net increase from investment operations                     $  0.68     $  0.49      $  0.30       $  0.40       $  0.37
Distributions to shareowners:
 Net investment income                                          (0.53)      (0.56)       (1.12)        (0.03)        (0.52)
                                                              -------     -------      -------       -------       -------
Net increase (decrease) in net asset value                    $  0.15    $  (0.07)    $  (0.82)      $  0.37      $  (0.15)
                                                              -------    --------     --------       -------      --------
Net asset value, end of period                                $ 10.87    $  10.72      $ 10.79       $ 11.61      $  11.24
                                                              -------    --------     --------       -------      --------
Total return*                                                    6.55%       4.68%        2.62%         3.56%         3.28%
Ratio of net expenses to average net assets+                     0.62%       0.62%        0.62%         0.89%         0.86%
Ratio of net investment income to average net assets+            4.82%       4.71%        4.48%         3.61%         3.79%
Portfolio turnover rate                                            53%         18%          31%           57%           56%
Net assets, end of period (in thousands)                      $45,563    $ 30,569     $ 33,332       $45,793      $ 51,565
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    0.78%       0.80%        0.83%         0.89%         0.86%
 Net investment income                                           4.66%       4.52%        4.27%         3.61%         3.79%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                    0.62%       0.62%        0.62%         0.89%         0.86%
 Net investment income                                           4.82%       4.71%        4.48%         3.61%         3.79%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Portfolio and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+     Ratios with no reduction for fees paid indirectly.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

14 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           11/9/07 (a)
                                                               to
CLASS II                                                    12/31/07
Net asset value, beginning of period                        $  10.79
                                                            --------
Net increase from investment operations:
 Net investment income                                      $   0.06
 Net realized and unrealized gain on investments                0.09
                                                            --------
  Net increase from investment operations                   $   0.15
Distributions to shareowners:
 Net investment income                                         (0.07)
                                                            --------
Net increase in net asset value                             $   0.08
                                                            --------
Net asset value, end of period                              $  10.87
                                                            --------
Total return*                                                   1.39%(b)
Ratio of net expenses to average net assets                     0.86%**
Ratio of net investment income to average net assets            4.07%**
Portfolio turnover rate                                           53%
Net assets, end of period (in thousands)                    $ 21,412
Ratios with no waiver of management fees by PIM:
 Net expenses                                                   0.98%**
 Net investment income                                          3.95%**
Ratios with waiver of management fees by PIM:
 Net expenses                                                   0.86%**
 Net investment income                                          4.07%**

(a)   Class II shares commenced operations on November 9, 2007
(b)   Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements. 15

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $65,857,789)      $ 66,482,464
 Cash                                                            300,967
 Receivables --
 Investment securities sold                                          818
 Fund shares sold                                                 20,203
 Dividends and interest                                          527,198
 Due from Pioneer Investment Management, Inc.                        919
 Unrealized appreciation on unfunded corporate loans                 209
 Other                                                               927
                                                            ------------
  Total assets                                              $ 67,333,705
                                                            ------------
LIABILITIES:
 Payables --
 Investment securities purchased                            $    189,585
 Fund shares repurchased                                          88,887
 Due to affiliates                                                 3,110
 Accrued expenses                                                 76,919
                                                            ------------
  Total liabilities                                         $    358,501
                                                            ------------
NET ASSETS:
 Paid-in capital                                            $ 68,996,463
 Distributions in excess of net investment income               (230,808)
 Accumulated net realized loss on investments                 (2,415,335)
 Net unrealized gain on investments                              624,884
                                                            ------------
  Total net assets                                          $ 66,975,204
                                                            ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $45,563,245/4,191,784 shares)            $      10.87
                                                            ============
 Class II (based on $21,411,959/1,969,505 shares)           $      10.87
                                                            ============

16 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividend                                                                                   $    4,229
 Interest                                                                                    1,886,469
 Income from securities loaned, net                                                                 51
                                                                                            ----------
  Total investment income                                                                                  $1,890,749
                                                                                                           ----------
EXPENSES:
 Management fees                                                                            $  175,191
 Transfer agent fees and expenses
 Class I                                                                                         1,500
 Distribution fees
 Class II                                                                                        7,834
 Administrative fees                                                                             7,884
 Custodian fees                                                                                 16,422
 Professional fees                                                                              36,340
 Printing expense                                                                                8,938
 Fees and expenses of nonaffiliated trustees                                                     6,754
 Miscellaneous                                                                                  18,548
                                                                                            ----------
  Total expenses                                                                                           $  279,411
  Less management fees waived and expenses reimbursed by Pioneer Investment Management,                       (54,633)
                                                                                                           ----------
  Inc.
  Net expenses                                                                                             $  224,778
                                                                                                           ----------
   Net investment income                                                                                   $1,665,971
                                                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                          $   11,423
                                                                                                           ----------
 Change in net unrealized gain (loss) from:
 Investments                                                                                $  711,006
 Unfunded corporate loans                                                                          209     $  711,215
                                                                                            ----------     ----------
 Net gain on investments                                                                                   $  722,638
                                                                                                           ----------
 Net increase in net assets resulting from operations                                                      $2,388,609
                                                                                                           ==========


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                           Year Ended         Year Ended
                                                                                            12/31/07           12/31/06
FROM OPERATIONS:
Net investment income                                                                    $   1,665,971       $  1,415,858
Net realized gain on investments                                                                11,423            118,050
Change in net unrealized gain (loss) on investments                                            711,215           (229,233)
                                                                                         -------------       ------------
  Net increase in net assets resulting from operations                                   $   2,388,609       $  1,304,675
                                                                                         -------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.53 and $0.56 per share, respectively)                                      $  (1,583,348)      $ (1,568,472)
  Class II ($0.07 and $0.00 per share, respectively)                                          (143,206)                --
                                                                                         -------------       ------------
    Total distributions to shareowners                                                   $  (1,726,554)      $ (1,568,472)
                                                                                         -------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $   4,739,833       $  3,988,805
Shares issued in reorganization                                                             40,039,382                 --
Reinvestment of distributions                                                                1,726,551          1,568,472
Cost of shares repurchased                                                                 (10,762,038)        (8,055,671)
                                                                                         -------------       ------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions      $  35,743,728       $ (2,498,394)
                                                                                         -------------       ------------
  Net increase (decrease) in net assets                                                  $  36,405,783       $ (2,762,191)
NET ASSETS:
Beginning of year                                                                           30,569,421         33,331,612
                                                                                         -------------       ------------
End of year                                                                              $  66,975,204       $ 30,569,421
                                                                                         =============       ============
Distributions in excess of net investment income, end of year                            $    (230,808)      $   (128,958)
                                                                                         =============       ============

                                      '07 Shares       '07 Amount      '06 Shares       '06 Amount
CLASS I
Shares sold                             359,678      $  3,852,801        371,643      $  3,988,805
Shares issued in reorganization       1,672,169        18,042,707             --                --
Reinvestment of distributions           147,372         1,583,348        147,354         1,568,472
Less shares repurchased                (839,049)       (8,985,887)      (757,345)       (8,055,671)
                                      ---------      ------------       --------      ------------
  Net increase (decrease)             1,340,170      $ 14,492,969       (238,348)     $ (2,498,394)
                                      =========      ============       ========      ============
CLASS II (a)
Shares sold                              81,734      $    887,032
Shares issued in reorganization       2,038,617        21,996,675
Reinvestment of distributions            12,842           143,203
Less shares repurchased                (163,688)       (1,776,151)
                                      ---------      ------------
  Net increase                        1,969,505      $ 21,250,759
                                      =========      ============

(a) Class II shares commenced operations on November 9, 2007.

18 The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Bond VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The Portfolio also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the Portfolio.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Class II shares commenced operations on November 9, 2007. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

   Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/ amortized for financial reporting purposes.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

   At December 31, 2007, the Portfolio has reclassified $108,752 to decrease distributions in excess of net investment income, $273,672 to decrease accumulated net realized loss on investments and $382,424 to decrease paid in capital to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2007, Bond VCT Portfolio had a net capital loss carryforward of $2,415,335, of which the following amounts will expire between 2008 and 2015 if not utilized: $136,015 in 2008, $1,016,378 in
   2010, $171,643 in 2011, $241,325 in 2012, $472,395 in 2013, $280,250 in
   2014 and $97,329 in 2015.

   The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:
--------------------------------------------------------------------------------

                                       2007           2006
--------------------------------------------------------------------------------
Distributions paid from:
 Ordinary Income                 $ 1,726,554     $1,568,472
                                 -----------     ----------
  Total distributions            $ 1,726,554     $1,568,472
                                 ===========     ==========

 Distributable Earnings:
 Undistributed ordinary income   $     8,645
 Capital Loss Carryforward        (2,415,335)
 Unrealized appreciation             385,431
                                 -----------
  Total                          $(2,021,259)
                                 ===========

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax treatment of premium amortization.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Unfunded Loan Commitments
As of December 31, 2007, the Portfolio had unfunded loan commitments of approximately $54,478 (excluding unrealized appreciation on those commitments of $209 as of December 31, 2007) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------

                                                   Unfunded
Borrower                                          Commitment
--------------------------------------------------------------------------------
 Flextronics International, A-1-A Delayed Loan    $ 54,478

3. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the Portfolio. Management fees are calculated at the annual rate of 0.50% of the Portfolio's average daily net assets.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Portfolio expenses to 0.62% and 0.86% of the average daily net assets attributable to Class I and Class II shares, respectively.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,859 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

4. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $251 in transfer agent fees payable to PIMSS at December 31, 2007.

5. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. There were no distribution fees payable to PFD at December 31, 2007.

6. Merger Information
On October 30, 2007, beneficial owners of Pioneer America Income VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 9, 2007, by exchanging all of Pioneer America Income VCT Portfolio's Class I and Class II net assets for Pioneer Bond VCT Portfolio's shares, based on Pioneer Bond VCT Portfolio's Class II shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

-------------------------------------------------------------------------------------------------------------
                                          Pioneer Bond            Pioneer America           Pioneer Bond
                                          VCT Portfolio        Income VCT Portfolio         VCT Portfolio
                                      (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
-------------------------------------------------------------------------------------------------------------
 Net Assets
  Class I                                  $28,422,481              $18,042,707              $46,465,188
  Class II                                          --               21,996,675               21,996,675
                                           -----------              -----------              -----------
  Total Net Assets                         $28,422,481              $40,039,382              $68,461,863
                                           ===========              ===========              ===========
 Shares Outstanding
  Class I                                    2,634,581                1,837,959                4,306,750
  Class II                                          --                2,237,327                2,038,617
                                           ===========              ===========              ===========
 Shares Issued in Reorganization
  Class I                                                                                      1,672,169
                                                                                             -----------
  Class II                                                                                     2,038,617
                                                                                             ===========
-------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

                                                                   Realized Loss
                                         Unrealized Appreciation        on
                                             on Closing Date       Closing Date
                                        ------------------------- --------------
 Pioneer America Income VCT Portfolio            $337,939            $(87,076)
                                                 --------            --------

--------------------------------------------------------------------------------

7. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 82.65% and 0%, respectively.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Bond VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/Ernst & Young LLP


Boston, Massachusetts
February 8, 2008

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients, including oversight of the Portfolio's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM, the investment performance of the Portfolio and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that PIM is subsidizing the Portfolio because it has not reached adequate scale. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Investment Adviser                          Trustees and Officers
Pioneer Investment Management, Inc.         The Board of Trustees provides broad
                                            supervision over the Portfolio's
Custodian                                   affairs. The officers of the Trust
Brown Brothers Harriman & Co.               are responsible for the Trust's
                                            operations. The Trustees and
Independent Registered Public               officers are listed below, together
Accounting Firm                             with their principal occupations
Ernst & Young LLP                           during the past five years. Trustees
                                            who are interested persons of the
Principal Underwriter                       Trust within the meaning of the 1940
Pioneer Funds Distributor, Inc.             Act are referred to as Interested
                                            Trustees. Trustees who are not
Legal Counsel                               interested persons of the Trust are
Bingham McCutchen LLP                       referred to as Independent Trustees.
                                            Each of the Trustees (except Mr.
Shareowner Services and Transfer            Bock) serves as a trustee of each of
Pioneer Investment Management Shareholder   the 77 U.S. registered investment
Services, Inc.                              portfolios for which Pioneer serves
                                            as investment adviser (the "Pioneer
                                            Funds"). Mr. Bock serves as Trustee
                                            of 76 of the 77 Pioneer Funds. The
                                            address for all Trustees and all
                                            officers of the Trust is 60 State
                                            Street, Boston, Massachusetts 02109.
                                            The statement of additional
                                            information provides more detailed
                                            information regarding the Trustees
                                            and Officers and is available upon
                                            request, without charge, by calling
                                            1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------
NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
----------------------------------------------------------------------------------------------------------
NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   None
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(60)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (64)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - present); Partner, Federal
                           City Capital Advisors (boutique merchant bank) (1997 to 2004); and
                           Executive Vice President and Chief Financial Officer, Pedestal Inc.
                           (internet-based mortgage trading company) (2000 - 2002)
---------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC (international financial advisory firm)
---------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice-President and Corporate Secretary, The Winthrop
(60)                       Group, Inc. (consulting firm); and Desautels Faculty of Management,
                           McGill University
---------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive Vice President, The
                           Bank of New York (financial and securities services) (1986 - 2004)
---------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
---------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment firm)
---------------------------------------------------------------------------------------------------------

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)         Director of The Enterprise Social Investment
                           Company (privately-held affordable housing
                           finance company); and Director of New York
                           Mortgage Trust (publicly traded mortgage
                           REIT)
--------------------------------------------------------------------------------
Mary K. Bush (59)          Director of Brady Corporation (industrial
                           identification and specialty coated material
                           products manufacturer); Director of Briggs
                           & Stratton Co. (engine manufacturer);
                           Director of UAL Corporation (airline holding
                           company) Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm): and Member,
                           Board of Governors, Investment
                           Company Institute
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(60)
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Director of Quadriserv Inc. (technology
                           products for securities lending industry)
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
John Winthrop (71)         None
--------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves
                             President        at the discretion of the
                                              Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
 (34)                        Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Daniel K. Kingsbury (49)     Director, CEO and President of Pioneer Investment Management USA Inc.,
                             Pioneer Investment Management, Inc. and Pioneer Institutional Asset
                             Management, Inc. (since March 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of Pioneer Global Asset
                             Management S.p.A. (since March 2007); Head of New Markets Division,
                             Pioneer Global Asset Management S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-----------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and Assistant
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004; Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to 2003
-----------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and
 (34)                        Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
-----------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     None
----------------------------------------------------------------------
Dorothy E. Bourassa (60)     None
----------------------------------------------------------------------
Christopher J. Kelley (43)   None
----------------------------------------------------------------------
Vincent Nave (62)            None
----------------------------------------------------------------------
Mark E. Bradley (48)         None
----------------------------------------------------------------------
Luis I. Presutti (42)        None
----------------------------------------------------------------------
Gary Sullivan (49)           None
----------------------------------------------------------------------
Katherine Kim Sullivan       None
(34)
----------------------------------------------------------------------

Pioneer Bond VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                         POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE
Teri W. Anderholm (48)   Chief            Since January 2007.
                         Compliance       Serves at the discretion of
                         Officer          the Board
--------------------------------------------------------------------------------------------------

NAME AND AGE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Teri W. Anderholm (48)   Chief Compliance Officer of Pioneer since December 2006 and of all the
                         Pioneer Funds since January 2007; Vice President and Compliance Officer,
                         MFS Investment Management (August 2005 to December 2006);
                         Consultant, Fidelity Investments (February 2005 to July 2005);
                         Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------

NAME AND AGE             OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Teri W. Anderholm (48)   None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

[LOGO]PIONEER
      Investments


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.



                                                                    18656-020208


                                                          [Logo] PIONEER
                                                                 Investments (R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                           Pioneer Cullen Value VCT Portfolio -- Class II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio

  Portfolio and Performance Update               2

  Comparing Ongoing Portfolio Expenses           3

  Portfolio Management Discussion                4

  Schedule of Investments                        7

  Financial Statements                           9

  Notes to Financial Statements                 13

  Report of Independent Registered Public
    Accounting Firm                             16

  Approval of Investment Advisory and
    Sub-Advisory Agreement                      17

  Trustees, Officers and Service Providers      20


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                              72.8%
Depositary Receipts for International Stocks    16.8%
Temporary Cash Investment                       10.4%

Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Consumer Staples                24.7%
Financials                      19.2%
Industrials                     16.4%
Energy                          11.9%
Information Technology           7.8%
Health Care                      7.5%
Telecommunication Services       5.5%
Consumer Discretionary           3.7%
Materials                        3.3%

Five Largest Holdings
(As a percentage of equity holdings)

1.      Unilever N.V.                4.11%
2.      Bunge, Ltd.                  4.02
3.      Petroleo Brasileiro SA
          (A.D.R.)                   3.96
4.      Nestle SA (A.D.R.)           3.61
5.      Devon Energy Corp.           3.56

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

                               12/31/07      12/31/06
Net Asset Value per Share       $13.56        $12.85

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
                            $0.1132        $    -            $    -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Cullen Value VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line chart in the printed material]

          Pioneer
          Cullen Value
          VCT Portfolio,
          Class II         S&P 500
3/05      $10,000          $10,000
12/05     $11,056          $10,721
12/06     $12,951          $12,413
12/07     $13,780          $13,094

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

Life-of-Class
(3/18/05)          11.94%
1 Year              6.40%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

Actual Share Class                         II
-------------------------------------------------
Beginning Account Value On 7/1/07       $1,000.00

Ending Account Value On 12/31/07        $1,003.02

Expenses Paid During Period*            $    5.05

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Cullen Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

Hypothetical Share Class                   II
-------------------------------------------------
Beginning Account Value On 7/1/07       $1,000.00

Ending Account Value On 12/31/07        $1,020.16

Expenses Paid During Period*            $    5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

The domestic equity market's upward trend continued for the first half of 2007, but the market grew increasingly volatile during the year's final six months as economic growth appeared to decelerate. Investors became more apprehensive about the possibility that the weakness that first surfaced in the housing and subprime mortgage markets could spread to the overall economy. In the following interview, James P. Cullen, President of Cullen Capital Management LLC, discusses the factors that influenced the Pioneer Cullen Value VCT Portfolio's performance during the 12 months ended December 31, 2007. Mr. Cullen oversees the team responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during the 12 months ended December 31, 2007?

A: The Portfolio performed well in an increasingly volatile market. Pioneer Cullen Value VCT Portfolio Class II shares generated a 6.40% total return, at net asset value, over the 12 months. During the same period, the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), rose 5.49%. For further comparison, during the same 12-month period the Russell 1000 Value Index showed a negative return (-0.17%). During the same 12-month time frame, the average return of the 95 variable annuity portfolios in Lipper's Large Cap Value category was 1.69%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the primary factors influencing the Portfolio's performance during the 12 months ended December 31, 2007?

A: The Portfolio posted positive results during the 12 months, as our long-term discipline led to outperformance during a period that saw dramatic changes in the market environment. Stock prices almost uniformly rose in the early part of the year, but the market became increasingly volatile during the second half. Problems that began in the housing industry and the subprime mortgage market weighed on investors' minds, most dramatically affecting the financials sector. Our focus always has been for the Portfolio to be well diversified by industry and to emphasize stocks with relatively low price-to-earnings ratios and good long-term earnings prospects. Over time, this emphasis frequently has resulted in outperformance for the Portfolio during periods of market volatility. We do not make our investment decisions based on general economic forecasts, as we think it is too risky to try to estimate when the economy and market trends will change. Rather, we try to remain disciplined and look for long-term opportunities. One of the steps we took during the last six months of the period was to take advantage of market weakness by investing in companies whose stocks had fallen to attractive valuations.

Q:   How did the Portfolio's positioning affect performance during the period?

A: The Portfolio's positioning in financials helped. We had a significant investment in JP Morgan Chase, a major banking and securities firm that had relatively low exposure to the subprime mortgage crisis. We also admired its strategic direction and strong international presence. Conversely, we de-emphasized firms that were more vulnerable to the subprime problems. However, we did


A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     add smaller positions in companies such as Merrill Lynch and Morgan Stanley when their valuations became more attractive late in the year and the possibility increased that they might be acquired by other institutions.

     We had the Portfolio's biggest concentration, however, in the consumer staples sector, where stock prices appeared reasonable and less volatile and where we saw an opportunity to participate in the expansion of the global economy, especially in emerging market nations. Moreover, stocks of staples companies tend to pay good dividends, which we believe provide an added, but underappreciated, catalyst for stock performance.

     During the year, we increased our position in Johnson & Johnson, a major, diversified health care company that helped performance. While pharmaceuticals companies have been underperforming the market, we think Johnson & Johnson, which is more of a diversified health care products company, has a strategy that can sustain good performance. In particular, we believe the company's opportunities in fast-growing emerging markets are particularly impressive. We also added a position in ITT, a diversified industrials company with good prospects in its defense contracting. We believe that ITT's leadership position in water systems equipment, including pump and filtration systems, should position it well as demand for those services increases in international markets. ITT's relative advantages could become magnified if the U.S. government were to initiate an economic stimulus packages in the coming year.

     Early in the year, we were underweighted in energy stocks, which did not help relative performance, although we increased the emphasis toward the end of 2007. Within energy, our positions in Petrobras, the Brazilian oil company, Gazprom, the Russian natural gas company, and Devon Energy, a U.S.-based exploration and production firm, all aided Portfolio performance.

Q: What were some of the individual investments that most affected the Portfolio's results in the 12 months ended December 31, 2007?

A: Earlier in the period we had initiated some positions in traditional growth stocks when their valuations appeared particularly attractive. Several performed well, including telecommunications equipment company Nokia and diversified technology corporation Hewlett Packard.

     The exposure to the consumer staples sector helped significantly. Leading contributors included: Unilever, the diversified consumer products company whose stock price rose 40%; Bunge, the Brazilian agricultural products giant whose share price climbed 60%; and diversified Swiss food products giant Nestle, which rose 30%.

     Also helping performance were holdings in ICICI, the largest bank in India, and telecommunication services companies AT&T and Verizon.

     Several mid-cap holdings aided performance, including Borg Warner, a U.S. industrials company that is a leading producer of sophisticated equipment for the automotive industry; Arrow Electronics, producer of a range of electronic components, including semiconductors; and railroad Canadian Pacific.

     The most significant disappointments came from companies affected by the housing and subprime mortgage problems. They included financial firms Bank of America, Merrill Lynch, Morgan Stanley and American International Group
     (AIG). In addition, home products supply retailer Home Depot was affected by the housing downturn. We have retained all of the positions.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07                             (continued)
--------------------------------------------------------------------------------

Q:   What is your investment outlook?

A: We think the news emanating from the subprime mortgage meltdown will continue to be negative as the full effects on home values and consumer spending habits become better understood. One-fifth of all corporate earnings in the S&P 500 Index come from companies in the financials sector, and so it is easy to envision a scenario where average company earnings in the index could slow noticeably in the coming year. Given that scenario, we think it is probable that the U.S. Federal Reserve Board is likely to continue to cut short-term interest rates to add more liquidity into the financial system.

     While a significant economic slowdown appears likely, we don't think that should be important to a long-term investor. We intend to continue to take a cautious approach to investing, searching for good companies that have fallen out of favor with the market. While the investment environment going forward will likely be challenging, it also is an environment that can present very good opportunities for value investing.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

      Shares                                                  Value
                  COMMON STOCKS - 95.7%
                  Energy - 11.4%
                  Integrated Oil & Gas - 5.9%
       7,750      Gazprom (A.D.R.)*                     $   436,325
       6,770      Petroleo Brasileiro SA (A.D.R.)*          780,174
                                                        -----------
                                                        $ 1,216,499
                                                        -----------
                  Oil & Gas Drilling - 2.1%
       7,042      ENSCO International, Inc.             $   419,844
                                                        -----------
                  Oil & Gas Exploration &
                  Production - 3.4%
       7,890      Devon Energy Corp.                    $   701,500
                                                        -----------
                  Total Energy                          $ 2,337,843
                                                        -----------
                  Materials - 3.2%
                  Construction Materials - 1.7%
      13,557      Cemex SA (A.D.R.)                     $   350,448
                                                        -----------
                  Diversified Metals & Mining - 0.4%
       2,507      Anglo American Plc                    $    76,138
                                                        -----------
                  Forest Products - 1.1%
       3,150      Weyerhaeuser Co.                      $   232,281
                                                        -----------
                  Total Materials                       $   658,867
                                                        -----------
                  Capital Goods - 11.2%
                  Aerospace & Defense - 6.3%
      10,710      Raytheon Co.                          $   650,097
       8,380      United Technologies Corp.                 641,405
                                                        -----------
                                                        $ 1,291,502
                                                        -----------
                  Industrial Conglomerates - 4.3%
       7,240      3M Co.                                $   610,477
       7,380      General Electric Co.                      273,577
                                                        -----------
                                                        $   884,054
                                                        -----------
                  Industrial Machinery - 0.6%
       1,950      ITT Corp.                             $   128,646
                                                        -----------
                  Total Capital Goods                   $ 2,304,202
                                                        -----------
                  Transportation - 4.5%
                  Air Freight & Couriers - 2.4%
       5,500      FedEx Corp.                           $   490,435
                                                        -----------
                  Railroads - 2.1%
       5,100      Canadian National Railway Co. (b)     $   239,343
       3,000      Canadian Pacific Railway, Ltd.            193,920
                                                        -----------
                                                        $   433,263
                                                        -----------
                  Total Transportation                  $   923,698
                                                        -----------
                  Automobiles & Components - 2.5%
                  Auto Parts & Equipment - 2.5%
      10,820      BorgWarner, Inc.                      $   523,796
                                                        -----------
                  Total Automobiles & Components        $   523,796
                                                        -----------

      Shares                                                  Value
                  Retailing - 1.0%
                  Home Improvement Retail - 1.0%
       7,600      Home Depot, Inc.                      $   204,744
                                                        -----------
                  Total Retailing                       $   204,744
                                                        -----------
                  Food, Beverage & Tobacco - 20.6%
                  Agricultural Products - 5.1%
       5,600      Archer Daniels Midland Co.            $   260,008
       6,800      Bunge, Ltd. (b)                           791,587
                                                        -----------
                                                        $ 1,051,595
                                                        -----------
                  Distillers & Vintners - 2.8%
       6,550      Diageo Plc (A.D.R.) (b)               $   562,187
                                                        -----------
                  Packaged Foods & Meats - 12.7%
       8,930      General Mills, Inc.                   $   509,010
      17,900      Kraft Foods, Inc.                         584,077
       6,200      Nestle SA (A.D.R.)                        711,258
      22,180      Unilever N.V.                             808,682
                                                        -----------
                                                        $ 2,613,027
                                                        -----------
                  Total Food, Beverage & Tobacco        $ 4,226,809
                                                        -----------
                  Household & Personal Products - 3.1%
                  Household Products - 3.1%
       9,130      Kimberly-Clark Corp.                  $   633,074
                                                        -----------
                  Total Household & Personal
                  Products                              $   633,074
                                                        -----------
                  Pharmaceuticals & Biotechnology - 7.2%
                  Pharmaceuticals - 7.2%
       7,940      GlaxoSmithKline (b)                   $   400,097
       9,000      Johnson & Johnson                         600,300
      21,020      Pfizer, Inc.                              477,785
                                                        -----------
                                                        $ 1,478,182
                                                        -----------
                  Total Pharmaceuticals &
                  Biotechnology                         $ 1,478,182
                                                        -----------
                  Banks - 1.1%
                  Diversified Banks - 1.1%
       3,800      ICICI Bank, Ltd. (A.D.R.) (b)         $   233,700
                                                        -----------
                  Total Banks                           $   233,700
                                                        -----------
                  Diversified Financials - 10.2%
                  Consumer Finance - 0.1%
       1,750      Discover Financial Services           $    26,390
                                                        -----------
                  Investment Banking & Brokerage - 4.2%
       6,300      Merrill Lynch & Co., Inc.             $   338,184
       9,700      Morgan Stanley                            515,167
                                                        -----------
                                                        $   853,351
                                                        -----------
                  Other Diversified Financial Services - 5.9%
      11,200      Bank of America Corp.                 $   462,112
       5,130      Citigroup, Inc.                           151,027
      13,900      J.P. Morgan Chase & Co.                   606,735
                                                        -----------
                                                        $ 1,219,874
                                                        -----------
                  Total Diversified Financials          $ 2,099,615
                                                        -----------


   The accompanying notes are an integral part of these financial statements.  7

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

      Shares                                                   Value
                  Insurance - 7.0%
                  Life & Health Insurance - 2.8%
       9,390      MetLife, Inc.                          $   578,612
                                                         -----------
                  Multi-Line Insurance - 2.6%
       9,350      American International Group, Inc.     $   545,105
                                                         -----------
                  Property & Casualty Insurance - 1.6%
       5,850      Chubb Corp.                            $   319,293
                                                         -----------
                  Total Insurance                        $ 1,443,010
                                                         -----------
                  Technology Hardware & Equipment - 7.4%
                  Communications Equipment - 3.2%
      17,150      Nokia Corp. (A.D.R.)                   $   658,388
                                                         -----------
                  Computer Hardware - 3.1%
      12,900      Hewlett-Packard Co.                    $   651,192
                                                         -----------
                  Technology Distributors - 1.1%
       5,650      Arrow Electronics, Inc.*               $   221,932
                                                         -----------
                  Total Technology Hardware &
                  Equipment                              $ 1,531,512
                                                         -----------
                  Telecommunication Services - 5.3%
                  Integrated Telecommunication Services - 5.3%
      11,910      AT&T Corp.                             $   494,980
      13,550      Verizon Communications, Inc.               592,000
                                                         -----------
                                                         $ 1,086,980
                                                         -----------
                  Total Telecommunication Services       $ 1,086,980
                                                         -----------
                  TOTAL COMMON STOCKS
                  (Cost $17,278,203)                     $19,686,032
                                                         -----------

      Shares                                                   Value
                  TEMPORARY CASH INVESTMENTS - 11.1%
                  Security Lending Collateral - 11.1%
   2,278,285      Securities Lending Investment
                  Fund, 5.19%                            $ 2,278,285
                                                         -----------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $2,278,285)                      $ 2,278,285
                                                         -----------
                  TOTAL INVESTMENT IN SECURITIES - 106.8%
                  (Cost $19,556,488) (a)                 $21,964,317
                                                         -----------
                  OTHER ASSETS AND
                  LIABILITIES - (6.8)%                   $(1,404,053)
                                                         -----------
                  TOTAL NET ASSETS - 100.0%              $20,560,264
                                                         ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $19,558,682 was as follows:

           Aggregate gross unrealized gain for all investments in
             which there is an excess of value over tax cost        $3,221,459
           Aggregate gross unrealized loss for all investments in
             which there is an excess of tax cost over value          (815,824)
                                                                    ----------
           Net unrealized gain                                      $2,405,635
                                                                    ==========

(b)      At December 31, 2007, the following securities were out on loan:

         Shares    Description                          Value
         6,732     Bunge, Ltd.                       $  783,671
         5,049     Canadian National Railway Co.        236,950
         6,484     Diageo Plc (A.D.R.)                  556,522
         7,861     GlaxoSmithKline                      396,116
         3,762     ICICI Bank, Ltd. (A.D.R.)            231,363
                                                     ----------
                   Total                             $2,204,622
                                                     ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $8,772,225 and $2,767,656, respectively.


8  The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  Year          Year         3/18/05 (a)
                                                                                 Ended         Ended             to
Class II                                                                        12/31/07      12/31/06        12/31/05
Net asset value, beginning of period                                            $ 12.85       $ 10.99          $10.00
                                                                                -------       -------          ------
Increase from investment operations:
 Net investment income                                                          $  0.14       $  0.12          $ 0.04
 Net realized and unrealized gain on investments                                   0.68          1.76            0.95
                                                                                -------       -------          ------
  Net increase from investment operations                                       $  0.82       $  1.88          $ 0.99
Distributions to shareowners:
 Net income                                                                       (0.11)        (0.02)             --
                                                                                -------       -------          ------
Net investment increase in net asset value                                      $  0.71       $  1.86          $ 0.99
                                                                                -------       -------          ------
Net asset value, end of period                                                  $ 13.56       $ 12.85          $10.99
                                                                                =======       =======          ======
Total return*                                                                      6.40%        17.14%           9.90%(b)
Ratio of net expenses to average net assets+                                       1.00%         1.00%           1.00%**
Ratio of net investment income to average net assets+                              1.43%         1.70%           1.13%**
Portfolio turnover rate                                                              17%           19%             34%(b)
Net assets, end of period (in thousands)                                        $20,560       $14,290          $4,523
Ratios assuming no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
  Net expenses                                                                     1.32%         1.68%           5.71%**
  Net investment income (loss)                                                     1.11%         1.02%          (3.58)%**

(a)  Class II shares were first publicly offered on March 18, 2005.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
(b)  Not Annualized.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $2,204,622) (cost $19,556,488)     $21,964,317
  $19,556,488)
 Cash                                                                                                      999,676
 Receivables --
 Fund shares sold                                                                                           33,620
 Dividends and interest                                                                                     22,454
 Other                                                                                                         312
                                                                                                       -----------
  Total assets                                                                                         $23,020,379
                                                                                                       -----------
LIABILITIES:
 Payables --
 Investment securities purchased                                                                       $   138,500
 Upon return of securities loaned                                                                        2,278,285
 Due to affiliates                                                                                           1,258
 Accrued expenses                                                                                           42,072
                                                                                                       -----------
  Total liabilities                                                                                    $ 2,460,115
                                                                                                       -----------
NET ASSETS:
 Paid-in capital                                                                                       $17,918,362
 Undistributed net investment income                                                                       252,507
 Accumulated net realized loss on investments                                                              (18,434)
 Net unrealized gain on investments                                                                      2,407,829
                                                                                                       -----------
  Total net assets                                                                                     $20,560,264
                                                                                                       ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $20,560,264/1,516,163 shares)                                                      $     13.56
                                                                                                       ===========


10  The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $7,148)                            $369,804
 Interest                                                                         54,416
 Income from securities loaned, net                                                5,053
                                                                                --------
  Total investment income                                                                      $  429,273
                                                                                               ----------
EXPENSES:
 Management fees                                                                $123,690
 Transfer agent fees and expenses                                                  1,503
 Distribution fees                                                                44,175
 Administrative fees                                                               3,976
 Custodian fees                                                                   16,373
 Professional fees                                                                32,111
 Printing expense                                                                  4,507
 Fees and expenses of nonaffiliated trustees                                       5,750
 Miscellaneous                                                                       627
                                                                                --------
  Total expenses                                                                               $  232,712
  Less management fees waived and expenses reimbursed by Pioneer Investment
   Management, Inc.                                                                               (56,011)
                                                                                               ----------
  Net expenses                                                                                 $  176,701
                                                                                               ----------
   Net investment income                                                                       $  252,572
                                                                                               ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain from investments                                                            $   50,779
                                                                                               ----------
 Change in net unrealized gain from investments                                                $  748,091
                                                                                               ----------
 Net gain on investments                                                                       $  798,870
                                                                                               ----------
 Net increase in net assets resulting from operations                                          $1,051,442
                                                                                               ==========


The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/07 and 12/31/06, respectively

                                                              Year Ended       Year Ended
                                                               12/31/07         12/31/06
FROM OPERATIONS:
Net investment income                                        $   252,572       $   154,025
Net realized gain (loss) on investments                           50,779           (27,536)
Change in net unrealized gain on investments                     748,091         1,399,521
                                                             -----------       -----------
  Net increase in net assets resulting from operations       $ 1,051,442       $ 1,526,010
                                                             -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II ($0.11 and $0.02 per share, respectively)          $  (154,057)      $   (17,546)
                                                             -----------       -----------
  Total distributions to shareowners                         $  (154,057)      $   (17,546)
                                                             -----------       -----------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $11,715,336       $10,521,711
Reinvestment of distributions                                    154,057            17,128
Cost of shares repurchased                                    (6,496,977)       (2,279,933)
                                                             -----------       -----------
  Net increase in net assets resulting from
    Portfolio share transactions                             $ 5,372,416       $ 8,258,906
                                                             -----------       -----------
  Net increase in net assets                                 $ 6,269,801       $ 9,767,370
NET ASSETS:
Beginning of year                                            $14,290,463       $ 4,523,093
                                                             -----------       -----------
End of year                                                  $20,560,264       $14,290,463
                                                             ===========       ===========
Undistributed net investment income                          $   252,507       $   153,992
                                                             ===========       ===========

                                   '07 Shares      '07 Amounts      '06 Shares      '06 Amounts
CLASS II
Shares sold                          874,662       $11,715,336        892,937       $10,521,711
Reinvestment of distributions         11,270           154,057          1,514            17,128
Less shares repurchased             (481,554)       (6,496,977)      (194,177)       (2,279,933)
                                    --------       -----------       --------       -----------
  Net increase                       404,378       $ 5,372,416        700,274       $ 8,258,906
                                    ========       ===========       ========       ===========


12  The accompanying notes are an integral part of these financial statements.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Cullen Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation. Current income is a secondary objective.

The portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectuses contains information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks. Investing in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

The following is a summary of significant accounting policies consistently followed by the Trust, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Portfolio has elected to defer approximately $16,789 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                               (continued)
--------------------------------------------------------------------------------

     The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                       2007          2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                    $  154,057     $17,546
                                    ----------     -------
  Total distributions               $  154,057     $17,546
                                    ==========     =======

 Distributable Earnings
 (Accumulated Losses):
 Undistributed ordinary income      $  252,507
 Undistributed long-term gain              549
 Post-October loss deferred            (16,789)
 Unrealized appreciation             2,405,635
                                    ----------
  Total                             $2,641,902
                                    ==========
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferred of losses on wash sales.

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

PIM, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Cullen LLC as compensation for Cullen's subadvisory services to the Portfolio.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $559 in management fees, administrative fees and certain other services payable to PIM at December 31, 2007.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $274 in transfer agent fees payable to PIMSS at December 31, 2007.

4. Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $425 payable to PFD at December 31, 2007.

5. New Pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer Cullen Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Cullen Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cullen Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

[Graphic of Ernst & Young LLP]

Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Cullen Value VCT Portfolio (the "Portfolio")
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Cullen Capital Management, LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement and sub-advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory and sub-advisory agreements for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM and the sub-adviser in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM and the sub-adviser. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement for another year.

In considering the continuation of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees noted that the Portfolio commenced operations on March 1, 2005. They considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Portfolio's total return for 2006 was in the third quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Portfolio's short-term underperformance with PIM and given the short operating history of the Portfolio, the Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS          (continued)
--------------------------------------------------------------------------------

the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed advisory fees charged by the sub-adviser to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that the average fee rate for those separate accounts was higher than the fees paid by PIM to the sub-adviser in respect of the Portfolio. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the sub-adviser, the investment performance of the Portfolio and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that PIM is subsidizing the Portfolio because it has not reached adequate scale. The Trustees also considered the relatively small size of the Portfolio compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Pioneer Cullen Value VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of each of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                            Trustees and Officers
Pioneer Investment Management, Inc.                           The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's
Custodian                                                     operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                                 their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act
Independent Registered Public Accounting Firm                 are referred to as Interested Trustees. Trustees who are not
Ernst & Young LLP                                             interested persons of the Trust are referred to as Independent
                                                              Trustees. Each of the Trustees (except Mr. Bock) serves as a Trustee
Principal Underwriter                                         of each of the 77 U.S. registered investment portfolios for which
Pioneer Funds Distributor, Inc.                               Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all
Legal Counsel                                                 Trustees and all officers of the Trust is 60 State Street, Boston,
Bingham McCutchen LLP                                         Massachusetts 02109.

Shareowner Services and Transfer                              The Statement of Additional Information provides more detailed
Pioneer Investment Management Shareholder Services, Inc.      information regarding the Trustees and Officers and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
----------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   None

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(60)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (64)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - present); Partner, Federal
                           City Capital Advisors (boutique merchant bank) (1997 to 2004); and
                           Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                           based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC (international financial advisory firm)
-----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice-President and Corporate Secretary, The Winthrop
(60)                       Group, Inc. (consulting firm); and Desautels Faculty of Management,
                           McGill University
-----------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive Vice President, The
                           Bank of New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-----------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment firm)
-----------------------------------------------------------------------------------------------------------

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)         Director of The Enterprise Social Investment
                           Company (privately-held affordable housing
                           finance company); and Director of New York
                           Mortgage Trust (publicly traded mortgage
                           REIT)
------------------------------------------------------------------------
Mary K. Bush (59)          Director of Brady Corporation (industrial
                           identification and specialty coated material
                           products manufacturer); Director of Briggs
                           & Stratton Co. (engine manufacturer);
                           Director of UAL Corporation (airline holding
                           company) Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm): and Member,
                           Board of Governors, Investment Company
                           Institute
------------------------------------------------------------------------
Margaret B.W. Graham       None
(60)
------------------------------------------------------------------------
Thomas J. Perna (57)       Director of Quadriserv Inc. (technology
                           products for securities lending industry)
------------------------------------------------------------------------
Marguerite A. Piret (59)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
------------------------------------------------------------------------
John Winthrop (71)         None
------------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves
                             President        at the discretion of the
                                              Board
-------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
-------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
(34)                         Treasurer        discretion of the Board
-------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Daniel K. Kingsbury (49)     Director, CEO and President of Pioneer Investment Management USA Inc.,
                             Pioneer Investment Management, Inc. and Pioneer Institutional Asset
                             Management, Inc. (since March 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of Pioneer Global Asset
                             Management S.p.A. (since March 2007); Head of New Markets Division,
                             Pioneer Global Asset Management S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-----------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and Assistant
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004; Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to 2003
-----------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and
(34)                         Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
-----------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     None
----------------------------------------------------------------------
Dorothy E. Bourassa (59)     None
----------------------------------------------------------------------
Christopher J. Kelley (43)   None
----------------------------------------------------------------------
Vincent Nave (62)            None
----------------------------------------------------------------------
Mark E. Bradley (48)         None
----------------------------------------------------------------------
Luis I. Presutti (42)        None
----------------------------------------------------------------------
Gary Sullivan (49)           None
----------------------------------------------------------------------
Katherine Kim Sullivan       None
(34)
----------------------------------------------------------------------

Pioneer Cullen Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

                         POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE
Teri W. Anderholm (48)   Chief            Since January 2007.
                         Compliance       Serves at the discretion of
                         Officer          the Board
-----------------------------------------------------------------------

NAME AND AGE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Teri W. Anderholm (48)   Chief Compliance Officer of Pioneer since December 2006 and of all the
                         Pioneer Funds since January 2007; Vice President and Compliance Officer,
                         MFS Investment Management (August 2005 to December 2006);
                         Consultant, Fidelity Investments (February 2005 to July 2005);
                         Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------

NAME AND AGE             OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Teri W. Anderholm (48)   None
------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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24

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                                                                              25

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26

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                                                                              27

--------------------------------------------------------------------------------

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28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


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                                                                              29

[Logo] PIONEER
       Investments (R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18678-02-0208

                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                 Pioneer Emerging Markets VCT Portfolio -- Class I and II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2007


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                                9
  Notes to Financial Statements                                      14
  Report of Independent Registered Public
    Accounting Firm                                                  18
  Approval of Investment Advisory Agreement                          19
  Trustees, Officers and Service Providers                           21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

International Common Stocks                     60.2%
Depositary Receipts for International Stocks    24.5%
U.S. Common Stocks                              11.1%
Temporary Cash Investment                        2.2%
International Preferred Stocks                   2.0%


Geographical Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

People's Republic  of China                      15.7%
South Korea                                      14.3%
Brazil                                           14.0%
Russia                                           13.3%
South Africa                                      8.8%
India                                             5.4%
Indonesia                                         4.4%
Taiwan                                            4.1%
Mexico                                            3.4%
United States                                     2.2%
Philippines                                       2.1%
Hong Kong                                         1.8%
Singapore                                         1.7%
Turkey                                            1.6%
Egypt                                             1.1%
Peru                                              1.1%
Israel                                            1.1%
Sweden                                            1.1%
Other (individually less than 1%)                 2.8%


Five Largest Holdings
(As a percentage of equity holdings)

1.    Petrobras Brasileiro (A.D.R.)                3.15%
2.    Companhia Vale do Rio Doce (A.D.R.)          2.97
3.    America Movil (A.D.R.) Series L              2.42
4.    Gazprom (A.D.R.)                             1.94
5.    China Mobile (Hong Kong), Ltd. (A.D.R.)      1.94

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/07      12/31/06
  Class I                     $ 43.86      $ 34.26
  Class II                    $ 43.32      $ 33.92


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.2042       $ 0.1979          $ 3.9448
  Class II                  $ 0.1391       $ 0.1979          $ 3.9448

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Emerging Markets VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

         Pioneer      Pioneer
        Emerging     Emerging        MSCI
       Markets VCT  Markets VCT    Emerging
       Portfolio,   Portfolio,     Markets
         Class I     Class II       Index
10/98    $10,000      $10,000      $10,000
12/99    $18,750      $17,764      $18,696
12/01    $11,450      $12,034      $11,367
12/03    $17,893      $17,678      $17,679
12/05    $29,374      $29,956      $28,885
12/07    $56,969      $55,517      $55,757

The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                                                    Class I       Class II
--------------------------------------------------------------------------------
Life-of-Class
(10/30/98)                                           20.89%        20.61%
5 Years                                              38.17%        37.84%
1 Year                                               42.86%        42.45%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.


Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/07              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/07               $ 1,181.93       $ 1,180.39
Expenses Paid During Period*                   $     7.70       $     9.01

* Expenses are equal to the Portfolio's annualized expense ratio of 1.40% for Class I and 1.64% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.


Share Class                                         I               II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/07              $ 1,000.00       $ 1,000.00
Ending Account Value on 12/31/07               $ 1,018.15       $ 1,016.94
Expenses Paid During Period*                   $     7.12       $     8.34

* Expenses are equal to the Portfolio's annualized expense ratio of 1.40% for Class I and 1.64% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

In the following interview, Christopher Smart, Pioneer Emerging Market VCT Portfolio's portfolio manager, discusses the factors that influenced performance during the 12 months ended December 31, 2007.

Q: How did emerging markets equities perform during the 12 months ended December 31, 2007 and how did the Portfolio compare?

A: Despite two notable downturns in the second half of the year, emerging markets equities produced stellar performance during the year. A combination of booming growth in China and India, high commodity prices, and sharply rising revenues for oil-producing nations fueled a period of unprecedented economic health for emerging markets. At a time of generally low risk aversion among global investors, emerging markets equities proved to be an attractive destination for investment capital.

     In this environment, the Portfolio's Class I shares generated a return of 42.86% at net asset value for the 12 months ended December 31, 2007, while Class II returned 42.45%. The Portfolio outpaced both the 39.78% return of the Morgan Stanley Capital International (MSCI) Emerging Markets Index and the 38.22% average return of the 38 portfolios in Lipper's Emerging Markets Portfolios category.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What factors contributed to the Portfolio's outperformance during the 12 months ended December 31, 2007?

A: The leading contribution to the Portfolio's relative performance came from its positions in Korean shipbuilders. Soaring demand for shipping capacity led to rising prices for new ships and growing order backlogs for shipbuilding companies, and that boosted the share prices of the shipbuilding stocks we hold in the Portfolio: Hyundai Heavy Industries, Samsung Heavy Industries, and Daewoo Shipbuilding.

     Also among the Portfolio's leading contributors was another stock related to the shipping theme: China Communications Construction. As a major builder and operator of ports, the company has been well positioned to profit from the infrastructure boom taking place in China. Its stock rose 142% during the year. The infrastructure build-out has not been limited to China, however: South Africa has not only been upgrading its roads, bridges, and power facilities, but it also has been building soccer stadiums to accommodate the 2010 World Cup. The result was strong performance for the Portfolio's position in Murray & Roberts Holdings, South Africa's leading construction and engineering company.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Brazil's stock market performed very well during the past year, as falling inflation has prompted the Brazilian central bank to cut interest rates. The result has been rapid growth in the availability of credit, a trend that has greatly benefited financial stocks such as Banco do Brasil. With the nation's largest retail banking network, the company has been well positioned to benefit from the rising demand for credit cards and other consumer credit products.

     Russia also was home to one of the Portfolio's top performers during the year: the dairy products company Wimm Bill Dann. The company has been expanding its operations by buying up and restoring Russia's old collective dairy farms, and it has grown to be a legitimate Russian brand that has distinguished itself from foreign importers. Oriflame Cosmetics, a door-to-door cosmetics retailer, is another Russia-based holding that performed well for the Portfolio during the year.

Q: What were some elements of your positioning that detracted from performance?

A: In a period of outperformance for the Portfolio, its detractors were primarily stocks that performed well but did not perform as well as the index. For example, our holdings in Turkey gained approximately 44%, but nonetheless fell far short of the 75% return of the broader Turkish market. Another notable detractor was an underweight position in India, where we felt the majority of stocks were overvalued. The Portfolio's holdings outperformed those in the index - returning about 75% versus 73% for the India-based benchmark components - but that was not enough to outweigh the impact of an underweighting in one of the top-performing markets in the asset class.

Q:   What is your broad view regarding the emerging markets?

A: As we saw during the periods of market volatility that have characterized the past half-year, emerging markets are by no means immune to downturns in investor sentiment. Still, these markets seem to be on a much stronger footing than they ever have been, with both governments and corporations in robust fiscal health. We, therefore, welcome volatility as an opportunity to add to the Portfolio's holdings in an asset class where the vast majority of the companies have no connection with the U.S. subprime crisis. We continue to seek the most attractive investments for the Portfolio in infrastructure/ construction companies, as well as in those most sensitive to growing personal wealth: consumer companies, which benefit from rising spending; and financials, which benefit from increased savings. We believe that our approach provides the Portfolio with greater exposure to the rapid growth of the emerging markets, rather than what we believe to be the more muted growth of the broader world economy.





     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

   Shares                                                                Value
                   PREFERRED STOCKS - 2.0%
                   Media - 1.0%
                   Broadcasting & Cable TV - 1.0%
  112,080          Net Servicos de Comunicacao SA*                 $ 1,366,369
                                                                   -----------
                   Total Media                                     $ 1,366,369
                                                                   -----------
                   Banks - 1.0%
                   Diversified Banks - 1.0%
   48,860          Banco Itau Holding Financeira                   $ 1,248,949
                                                                   -----------
                   Total Banks                                     $ 1,248,949
                                                                   -----------
                   TOTAL PREFERRED STOCKS
                   (Cost $1,073,255)                               $ 2,615,318
                                                                   -----------
                   COMMON STOCKS - 95.3%
                   Energy - 15.4%
                   Coal & Consumable Fuels - 2.9%
3,168,500          Bumi Resources Tbk Pt                           $ 1,999,484
  970,100          Yanzhou Coal Mining                               1,891,479
                                                                   -----------
                                                                   $ 3,890,963
                                                                   -----------
                   Integrated Oil & Gas - 8.5%
  938,800          China Petroleum & Chemical                      $ 1,396,232
   44,800          Gazprom (A.D.R.)*                                 2,522,240
   22,500          Lukoil Holding (A.D.R.)                           1,946,250
   42,600          Petrobras Brasileiro (A.D.R.)                     4,098,972
   28,100          Sasol, Ltd. (A.D.R.)                              1,390,107
                                                                   -----------
                                                                   $11,353,801
                                                                   -----------
                   Oil & Gas Equipment & Services - 1.9%
   24,800          TelecomAsia Corp. Public Co., Ltd.              $ 1,109,304
   30,600          TMK (G.D.R.)                                      1,374,648
                                                                   -----------
                                                                   $ 2,483,952
                                                                   -----------
                   Oil & Gas Exploration &
                   Production - 0.9%
  721,200          CNOOC, Ltd.                                     $ 1,210,552
                                                                   -----------
                   Oil & Gas Refining & Marketing - 1.2%
   10,900          Reliance Industries, Ltd. (G.D.R.)              $ 1,596,543
                                                                   -----------
                   Total Energy                                    $20,535,811
                                                                   -----------
                   Materials - 14.5%
                   Construction Materials - 2.8%
   46,500          Associated Cement Companies, Ltd.*              $ 1,201,498
  190,003          Pretoria Portland Cement Co.                      1,208,099
1,491,800          PT Indocement Tunggal Prakarsa Tbk                1,293,540
                                                                   -----------
                                                                   $ 3,703,137
                                                                   -----------
                   Diversified Metals & Mining - 4.8%
  137,880          Companhia Vale do Rio Doce (A.D.R.)             $ 3,857,882
   13,400          Freeport-McMoRan Copper & Gold, Inc.
                   (Class B)                                         1,372,696
    4,400          Norilsk Nickel*(b)                                1,191,300
                                                                   -----------
                                                                   $ 6,421,878
                                                                   -----------
                   Fertilizers & Agricultural Chemicals - 1.6%
  266,400          Uralkali*                                       $ 2,052,183
                                                                   -----------
                   Gold - 3.2%
   98,700          Gold Fields, Ltd. (A.D.R.)                      $ 1,401,540
  154,400          IAMGOLD Corp.(b)                                  1,250,640
1,082,375          Zijin Mining Group Co., Ltd.*                     1,659,685
                                                                   -----------
                                                                   $ 4,311,865
                                                                   -----------
                   Precious Metals & Minerals - 2.1%
    9,300          Anglo American Platinum Corp., Ltd.             $ 1,365,434
   26,000          Compania de Minas Buenaventura SA*                1,471,600
                                                                   -----------
                                                                   $ 2,837,034
                                                                   -----------
                   Total Materials                                 $19,326,097
                                                                   -----------
                   Capital Goods - 15.8%
                   Aerospace & Defense - 1.1%
   23,900          Elbit Systems, Ltd.                             $ 1,424,523
                                                                   -----------
                   Construction & Engineering - 7.4%
  141,900          Aveng, Ltd.                                     $ 1,257,371
  651,800          China Communications
                   Construction Co., Ltd.*                           1,680,751
  514,579          Continental Engineering Corp.                       276,754
  201,117          Empressa ICA Sociedad Controladora
                   SA de CV*                                         1,326,554
    7,700          GS Engineering & Construction Corp.*              1,262,492
   26,440          Kyeryong Construction Industrial Co., Ltd.*       1,291,315
   12,300          Larsen & Toubro, Ltd.*                            1,295,918
   14,400          Orascom Construction Industries*                  1,491,022
                                                                   -----------
                                                                   $ 9,882,177
                                                                   -----------
                   Construction, Farm Machinery &
                   Heavy Trucks - 5.4%
   39,300          Daewoo Heavy Industries
                   & Machinery, Ltd.*                              $ 2,163,725
    3,930          Hyundai Heavy Industries*                         1,828,811
   42,100          Samsung Heavy Industries Co., Ltd.*               1,776,860
1,082,300          Yangzijiang Shipbuilding*                         1,486,144
                                                                   -----------
                                                                   $ 7,255,540
                                                                   -----------
                   Industrial Conglomerates - 1.9%
  138,500          Keppel Corp.                                    $ 1,239,513
   85,400          Murray & Roberts Holdings                         1,266,855
                                                                   -----------
                                                                   $ 2,506,368
                                                                   -----------
                   Total Capital Goods                             $21,068,608
                                                                   -----------
                   Transportation - 3.5%
                   Marine - 1.4%
  724,800          China Shipping Development Co., Ltd.            $ 1,890,058
                                                                   -----------
                   Railroads - 2.1%
  100,600          All America Latina Logistica                    $ 1,302,148
1,087,000          China Railway Group, Ltd.*                        1,497,128
                                                                   -----------
                                                                   $ 2,799,276
                                                                   -----------
                   Total Transportation                            $ 4,689,334
                                                                   -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                                      Value
                   Automobiles & Components - 1.0%
                   Automobile Manufacturers - 1.0%
  456,500          PT Astra International*                               $ 1,314,198
                                                                         -----------
                   Total Automobiles & Components                        $ 1,314,198
                                                                         -----------
                   Consumer Durables & Apparel - 2.9%
                   Apparel, Accessories & Luxury Goods - 1.2%
1,148,000          Anta Sports Products, Ltd.*                           $ 1,585,331
                                                                         -----------
                   Homebuilding - 0.8%
   82,540          Cyrela Brazil Realty SA*                              $ 1,122,173
                                                                         -----------
                   Housewares & Specialties - 0.9%
   36,190          Woongjin Coway Co., Ltd.*                             $ 1,165,878
                                                                         -----------
                   Total Consumer Durables & Apparel                     $ 3,873,382
                                                                         -----------
                   Consumer Services - 1.1%
                   Hotels, Resorts & Cruise Lines - 1.1%
  375,600          Indian Hotels Co., Ltd.                               $ 1,519,387
                                                                         -----------
                   Total Consumer Services                               $ 1,519,387
                                                                         -----------
                   Media - 2.1%
                   Advertising - 1.0%
   24,200          Focus Media Holding, Ltd.*(b)                         $ 1,374,802
                                                                         -----------
                   Movies & Entertainment - 1.1%
   49,400          CTC Media, Inc.*                                      $ 1,491,880
                                                                         -----------
                   Total Media                                           $ 2,866,682
                                                                         -----------
                   Retailing - 3.7%
                   Department Stores - 3.7%
   10,000          Hyundai Department Store Co., Ltd.*                   $ 1,266,817
   64,800          Lojas Renner SA                                         1,310,562
1,699,700          New World Department Store China*                       2,390,826
                                                                         -----------
                                                                         $ 4,968,205
                                                                         -----------
                   Total Retailing                                       $ 4,968,205
                                                                         -----------
                   Food & Drug Retailing - 2.1%
                   Food Distributors - 1.1%
   41,500          X-5 Retail Group NV (G.D.R.)*                         $ 1,511,322
                                                                         -----------
                   Hypermarkets & Supercenters - 1.0%
    1,700          Shinsegae Co., Ltd.*                                  $ 1,309,752
                                                                         -----------
                   Total Food & Drug Retailing                           $ 2,821,074
                                                                         -----------
                   Food, Beverage & Tobacco - 1.0%
                   Packaged Foods & Meats - 1.0%
    9,800          Wimm-Bill-Dann*                                       $ 1,284,192
                                                                         -----------
                   Total Food, Beverage & Tobacco                        $ 1,284,192
                                                                         -----------
                   Household & Personal Products - 2.0%
                   Household Products - 1.0%
    6,400          LG Household & Health Care, Ltd.*                     $ 1,332,419
                                                                         -----------
                   Personal Products - 1.0%
   21,800          Oriflame Cosmetics SA (A.D.R.)                        $ 1,390,818
                                                                         -----------
                   Total Household & Personal
                   Products                                              $ 2,723,237
                                                                         -----------
                   Banks - 12.5%
                   Diversified Banks - 12.5%
   38,664          Banco Bradesco SA                                     $ 1,237,248
   78,400          Banco do Brasil SA*                                     1,338,966
1,274,900          Bank Danamon PT*                                        1,077,277
  379,100          Bumiputra-Commerce Holdings Bhd                         1,249,045
1,373,600          China Construction Bank                                 1,152,013
1,605,600          Chinatrust Financial Holding Co., Ltd.*                 1,135,648
   24,710          Hana Financial Holdings*                                1,337,549
1,560,300          Industrial & Commercial Bank of China                   1,109,005
   16,000          Kookmin Bank (A.D.R.)*                                  1,173,120
  306,400          Sberbank RF*                                            1,278,482
   20,500          Shinhan Financial Group Co., Ltd.*                      1,176,168
   75,649          Standard Bank Group, Ltd.                               1,112,708
  315,900          Turkiye Vakiflar Bankasi                                1,114,003
    9,062          Uniao de Bancos Brasileiros SA
                     (Unibanco) (G.D.R.)                                   1,265,418
                                                                         -----------
                                                                         $16,756,650
                                                                         -----------
                   Total Banks                                           $16,756,650
                                                                         -----------
                   Diversified Financials - 0.9%
                   Diversified Financial Services - 0.9%
  259,800          African Bank Investments, Ltd.                        $ 1,248,697
                                                                         -----------
                   Total Diversified Financials                          $ 1,248,697
                                                                         -----------
                   Insurance - 2.6%
                   Life & Health Insurance - 0.8%
   49,496          Cathay Financial Holding Co., Ltd.
                     (144A)(G.D.R.)                                      $ 1,046,345
                                                                         -----------
                   Property & Casualty Insurance - 1.8%
  156,634          Aksigorta AS                                          $   920,946
   25,400          Dongbu Insurance Co., Ltd.*                             1,463,388
                                                                         -----------
                                                                         $ 2,384,334
                                                                         -----------
                   Total Insurance                                       $ 3,430,679
                                                                         -----------
                   Real Estate - 1.9%
                   Real Estate Management & Development - 1.9%
3,592,040          Ayala Land, Inc.                                      $ 1,242,135
  129,700          Sistema Hals (G.D.R.) (144A)*                           1,245,120
                                                                         -----------
                                                                         $ 2,487,255
                                                                         -----------
                   Total Real Estate                                     $ 2,487,255
                                                                         -----------
                   Technology Hardware & Equipment - 1.1%
                   Electronic Manufacturing Services - 1.1%
  238,534          Hon Hai Precision Industry                            $ 1,473,670
                                                                         -----------
                   Total Technology Hardware &
                   Equipment                                             $ 1,473,670
                                                                         -----------
                   Semiconductors - 1.0%
                   Semiconductors - 1.0%
  134,438          Taiwan Semiconductor Manufacturing Co.
                     (A.D.R.)                                            $ 1,339,002
                                                                         -----------
                   Total Semiconductors                                  $ 1,339,002
                                                                         -----------

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
               Telecommunication Services - 9.5%
               Wireless Telecommunication Services - 9.5%
   51,300      America Movil (A.D.R.) Series L              $  3,149,307
   29,000      China Mobile (Hong Kong), Ltd. (A.D.R.)*        2,519,230
   14,200      Mobile Telesystems (A.D.R.)*                    1,445,418
   63,400      MTN Group, Ltd.                                 1,182,144
   19,300      Philippine Long Distance Telephone Co.          1,479,274
   77,400      Reliance Communications, Ltd.                   1,460,576
   33,500      Vimpel-Communications (A.D.R.)                  1,393,600
                                                            ------------
                                                            $ 12,629,549
                                                            ------------
               Total Telecommunication Services             $ 12,629,549
                                                            ------------
               Utilities - 0.7%
               Water Utilities - 0.7%
  621,200      Sino-Environment Technology Group*           $    971,236
                                                            ------------
               Total Utilities                              $    971,236
                                                            ------------
               TOTAL COMMON STOCK
               (Cost $85,233,104)                           $127,326,945
                                                            ------------
               TEMPORARY CASH INVESTMENT - 2.2%
               Security Lending Collateral - 2.2%
2,965,141      Securities Lending Investment
               Fund, 5.19%                                  $  2,965,141
                                                            ------------
               TOTAL TEMPORARY CASH
               INVESTMENT
               (Cost $2,965,141)                            $  2,965,141
                                                            ------------
               TOTAL INVESTMENT
               IN SECURITIES - 99.5%
               (Cost $89,271,500)(a)(c)                     $132,907,404
                                                            ------------
               OTHER ASSETS
               AND LIABILITIES - 0.5%                       $    685,192
                                                            ------------
               TOTAL NET ASSETS - 100.0%                    $133,592,596
                                                            ============

*           Non-income producing security.
(A.D.R.)    American Depositary Receipt.
(G.D.R.)    Global Depositary Receipt.
(144A)      Security is exempt from registration under Rule 144A of the
            Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2007, the value of these securities amounted to $5,262,656 or 3.9% of total net assets.
(a)         At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $89,415,332 was as follows:

          Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost     $44,608,781
          Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value      (1,116,709)
                                                                 -----------
          Net unrealized gain                                    $43,492,072
                                                                 ===========

(b)         At December 31, 2007, the following securities were out on loan:


    Shares   Description                       Value
 23,958      Focus Media Holding, Ltd.     $1,361,054
 88,956      IAMGOLD Corp.                    720,544
  3,081      Norilsk Nickel                   834,181
                                           ----------
             Total                         $2,915,779
                                           ==========

(c) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:


       People's Republic of China             15.7%
       South Korea                            14.3
       Brazil                                 14.0
       Russia                                 13.3
       South Africa                            8.8
       India                                   5.4
       Indonesia                               4.4
       Taiwan                                  4.1
       Mexico                                  3.4
       United States                           2.2
       Philippines                             2.1
       Hong Kong                               1.8
       Singapore                               1.7
       Turkey                                  1.6
       Egypt                                   1.1
       Peru                                    1.1
       Israel                                  1.1
       Sweden                                  1.1
       Other (individually less than 1%)       2.8
                                             -----
                                             100.0%
                                             =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $77,888,235 and $50,536,656, respectively.


8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year         Year         Year         Year         Year
                                                                     Ended        Ended        Ended        Ended        Ended
Class I                                                             12/31/07     12/31/06     12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                                $  34.26     $  28.09     $  20.48     $  17.37     $  11.03
                                                                    --------     --------     --------     --------     --------
Increase from investment operations:
  Net investment income                                             $   0.11     $   0.27     $   0.22     $   0.22     $   0.20
  Net realized and unrealized gain on investments and foreign
    currency transactions                                              13.83         8.83         7.51         3.04         6.20
                                                                    --------     --------     --------     --------     --------
    Net increase from investment operations                         $  13.94     $   9.10     $   7.73     $   3.26     $   6.40
Distributions to shareowners:
  Net investment income                                                (0.20)       (0.16)       (0.12)       (0.15)       (0.06)
  Net realized gain                                                    (4.14)       (2.77)          --           --           --
                                                                    --------     --------     --------     --------     --------
Total Distributions                                                 $  (4.34)    $  (2.93)    $  (0.12)    $  (0.15)    $  (0.06)
                                                                    --------     --------     --------     --------     --------
Redemption Fee                                                      $     --     $   0.00(a)  $     --     $     --     $     --
                                                                    --------     --------     --------     --------     --------
Net increase in net asset value                                     $   9.60     $   6.17     $   7.61     $   3.11     $   6.34
                                                                    --------     --------     --------     --------     --------
Net asset value, end of period                                      $  43.86     $  34.26     $  28.09     $  20.48     $  17.37
                                                                    ========     ========     ========     ========     ========
Total return*                                                          42.86%       35.77%       37.95%       18.93%       58.17%
Ratio of net expenses to average net assets+                            1.40%        1.51%        1.75%        1.75%        1.75%
Ratio of net investment income to average net assets+                   0.41%        0.84%        0.94%        1.12%        1.43%
Portfolio turnover rate                                                   54%          49%          74%          66%          79%
Net assets, end of period (in thousands)                            $ 47,612     $ 12,919     $ 11,205     $  8,633     $  8,399
Ratios with no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                          1.40%        1.51%        1.77%        1.87%        2.51%
  Net investment income                                                 0.41%        0.84%        0.92%        1.00%        0.67%
Ratios with waiver of management fees and assumption
  of expenses by PIM and reduction for fees
  paid indirectly:
  Net expenses                                                          1.40%        1.51%        1.75%        1.75%        1.75%
  Net investment income                                                 0.41%        0.84%        0.94%        1.12%        1.43%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year         Year         Year         Year         Year
                                                                  Ended        Ended        Ended        Ended        Ended
Class II                                                         12/31/07     12/31/06     12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                             $  33.92     $  27.84     $  20.33     $  17.26     $  10.98
                                                                 --------     --------     --------     --------     --------
Increase from investment operations:
  Net investment income                                          $   0.10     $   0.17     $   0.15     $   0.16     $   0.12
  Net realized and unrealized gain on investments and foreign
    currency transactions                                           13.58         8.79         7.46         3.04         6.21
                                                                 --------     --------     --------     --------     --------
    Net increase from investment operations                      $  13.68     $   8.96     $   7.61     $   3.20     $   6.33
Distributions to shareowners:
  Net investment income                                             (0.14)       (0.11)       (0.10)       (0.13)       (0.05)
  Net realized gain                                                 (4.14)       (2.77)          --           --           --
                                                                 --------     --------     --------     --------     --------
Total Distributions                                              $  (4.28)    $  (2.88)    $  (0.10)    $  (0.13)    $  (0.05)
                                                                 --------     --------     --------     --------     --------
Redemption Fee                                                   $     --     $   0.00(a)  $     --     $     --     $     --
                                                                 --------     --------     --------     --------     --------
Net increase in net asset value                                  $   9.40     $   6.08     $   7.51     $   3.07     $   6.28
                                                                 --------     --------     --------     --------     --------
Net asset value, end of period                                   $  43.32     $  33.92     $  27.84     $  20.33     $  17.26
                                                                 ========     ========     ========     ========     ========
Total return*                                                       42.45%       35.51%       37.60%       18.73%       57.87%
Ratio of net expenses to average net assets+                         1.64%        1.75%        1.97%        1.99%        1.99%
Ratio of net investment income to average net assets+                0.31%        0.57%        0.70%        0.88%        1.04%
Portfolio turnover rate                                                54%          49%          74%          66%          79%
Net assets, end of period (in thousands)                         $ 85,981     $ 58,130     $ 44,026     $ 30,347     $ 26,537
Ratios with no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                       1.64%        1.75%        1.99%        2.11%        2.65%
  Net investment income                                              0.31%        0.57%        0.68%        0.76%        0.38%
Ratios with waiver of management fees and assumption
  of expenses by PIM and reduction for fees
  paid indirectly:
  Net expenses                                                       1.64%        1.75%        1.97%        1.99%        1.99%
  Net investment income                                              0.31%        0.57%        0.70%        0.88%        1.04%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10 The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $2,915,779)
  (cost $89,271,500)                                                                  $ 132,907,404
 Cash                                                                                     2,720,969
 Foreign currencies, at value (cost $693,480)                                               692,330
 Receivables --
  Portfolio shares sold                                                                     347,834
  Dividends, interest and foreign tax reclaim                                               139,859
 Other                                                                                        3,397
                                                                                      -------------
   Total assets                                                                       $ 136,811,793
                                                                                      -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                     $      34,349
  Portfolio shares repurchased                                                               44,413
  Upon return of securities loaned                                                        2,965,141
 Reserve for repatriation taxes                                                              80,251
 Due to affiliates                                                                           18,616
 Accrued expenses                                                                            76,427
                                                                                      -------------
   Total liabilities                                                                  $   3,219,197
                                                                                      -------------
NET ASSETS:
 Paid-in capital                                                                      $  74,504,062
 Undistributed net investment income                                                        193,887
 Accumulated net realized gain on investments and foreign currency transactions          15,340,014
 Net unrealized gain (loss) on:
  Investments                                                                            43,555,653
  Forward foreign currency contracts and other assets and liabilities denominated
   in foreign currencies                                                                     (1,020)
                                                                                      -------------
   Total net assets                                                                   $ 133,592,596
                                                                                      =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $47,611,570/1,085,432 shares)                                     $       43.86
                                                                                      =============
  Class II (based on $85,981,026/1,984,559 shares)                                    $       43.32
                                                                                      =============

 The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $161,489)                                   $ 1,690,419
 Interest                                                                                    153,359
 Income from securities loaned, net                                                            6,753
                                                                                         -----------
  Total investment income                                                                                 $ 1,850,531
                                                                                                          -----------
EXPENSES:
 Management fees                                                                         $ 1,110,974
 Transfer agent fees and expenses
  Class I                                                                                      1,102
  Class II                                                                                     1,102
 Distribution fees (Class II)                                                                181,797
 Administrative fees                                                                          21,737
 Custodian fees                                                                              120,951
 Registration fees                                                                               600
 Professional fees                                                                            57,324
 Printing expense                                                                             17,006
 Fees and expenses of nonaffiliated trustees                                                   3,831
 Miscellaneous                                                                                13,293
                                                                                         -----------
  Total expenses                                                                                          $ 1,529,717
                                                                                                          -----------
   Net investment income                                                                                  $   320,814
                                                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments (net of foreign capital gain taxes of $1,735)                              $15,402,830
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                       (132,068)     $15,270,762
                                                                                         -----------      -----------
 Change in net unrealized gain (loss) on:
  Investments (including change in reserve for repatriation taxes of $33,529)            $16,784,931
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                         (2,140)     $16,782,791
                                                                                         -----------      -----------
  Net gain on investments and foreign currency transactions                                               $32,053,553
                                                                                                          -----------
  Net increase in net assets resulting from operations                                                    $32,374,367
                                                                                                          ===========

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                         Year Ended       Year Ended
                                                                                           12/31/07        12/31/06
FROM OPERATIONS:
Net investment income                                                                   $     320,814    $     377,690
Net realized gain on investments and foreign currency transactions                         15,270,762        9,217,326
Change in net unrealized gain (loss) on investments and foreign currency transactions      16,782,791        8,716,351
                                                                                        -------------    -------------
  Net increase in net assets resulting from operations                                  $  32,374,367    $  18,311,367
                                                                                        -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.20 and $0.16 per share, respectively)                                      $     (81,603)   $     (59,203)
 Class II ($0.14 and $0.11 per share, respectively)                                          (248,195)        (161,771)
Net realized gain:
 Class I ($4.14 and $2.77 per share, respectively)                                         (1,655,519)      (1,033,768)
 Class II ($4.14 and $2.77 per share, respectively)                                        (7,391,771)      (4,159,777)
                                                                                        -------------    -------------
  Total distributions to shareowners                                                    $  (9,377,088)   $  (5,414,519)
                                                                                        -------------    -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                        $  77,968,177    $  19,444,665
Reinvestment of distributions                                                               9,377,088        5,414,519
Cost of shares repurchased                                                                (47,798,762)     (21,947,368)
Redemption Fees                                                                                    --            8,588
                                                                                        -------------    -------------
  Net increase in net assets resulting from Portfolio share transactions                $  39,546,503    $   2,920,404
                                                                                        -------------    -------------
  Net increase in net assets                                                            $  62,543,782    $  15,817,252
NET ASSETS:
Beginning of year                                                                          71,048,814       55,231,562
                                                                                        -------------    -------------
End of year                                                                             $ 133,592,596    $  71,048,814
                                                                                        =============    =============
Undistributed net investment income, end of year                                        $     193,887    $     329,117
                                                                                        =============    =============


                                 '07 Shares      '07 Amount     '06 Shares      '06 Amount
CLASS I
Shares sold                          891,064    $ 36,440,509          82,866    $  2,610,759
Reinvestment of distributions         46,311       1,737,122          42,233       1,092,971
Redemption fees                           --              --              --           1,720
Less shares repurchased             (228,974)     (8,753,056)       (147,008)     (4,440,124)
                                ------------    ------------    ------------    ------------
  Net increase (decrease)            708,401    $ 29,424,575         (21,909)   $   (734,674)
                                ============    ============    ============    ============
CLASS II
Shares sold                        1,071,155    $ 41,527,668         546,340    $ 16,833,906
Reinvestment of distributions        205,929       7,639,966         168,481       4,321,548
Redemption fees                           --              --              --           6,868
Less shares repurchased           (1,006,262)    (39,045,706)       (582,381)    (17,507,244)
                                ------------    ------------    ------------    ------------
  Net increase                       270,822    $ 10,121,928         132,440    $  3,655,078
                                ============    ============    ============    ============

  The accompanying notes are an integral part of these financial statements. 13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Emerging Markets Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued using the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 5)

D.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2007, the Portfolio paid $1,735 in such taxes.

     In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of December 31, 2007, the Portfolio had $80,251 in reserves related to taxes on the repatriation of foreign capital gains.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2007, the Portfolio has reclassified $126,246 to decrease undistributed net investment income and $126,246 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

     The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

-------------------------------------------------------------------------------
                                        2007            2006
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                    $   761,994     $  220,974
 Long-Term capital gain               8,615,094      5,193,545
                                    -----------     ----------
  Total distributions               $ 9,377,088     $5,414,519
                                    ===========     ==========
 Distributable Earnings:
 Undistributed ordinary income      $   841,741
 Undistributed long-term gain        14,835,992
 Unrealized appreciation             43,410,801
                                    -----------
  Total                             $59,088,534
                                    ===========
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

     For the fiscal year ending December 31, 2007, Emerging Markets Portfolio has elected to pass through foreign tax credits of $145,868. The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

E.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Portfolios Distributor, Inc.
     (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of the shares based on the respective percentage of adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 1.15% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,928 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

3.  Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,916 in transfer agent fees payable to PIMSS at December 31, 2007.

4.  Distribution Plan

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,772 in distribution fees payable to PFD at December 31, 2007.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   Forward Foreign Currency Contracts

During the year ended December 31, 2007, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At December 31, 2007 the portfolio had no outstanding forward currency settlement contracts.

6.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0% and 44.12%, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Emerging Markets VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreements for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one and five year periods ended June 30, 2007 and in the first quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.


Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the fourth quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the investment performance of the Portfolio.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.


Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered the relatively small size of the Portfolio compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                            Trustees and Officers
Pioneer Investment Management, Inc.                                           The Board of Trustees provides broad supervision
                                                                              over the Portfolio's affairs. The officers of the
Custodian                                                                     Trust are responsible for the Trust's operations.
Brown Brothers Harriman & Co.                                                 The Trustees and officers are listed below, together
                                                                              with their principal occupations during the past
Independent Registered Public Accounting Firm                                 five years. Trustees who are interested persons of
Ernst & Young LLP                                                             the Trust within the meaning of the 1940 Act are
                                                                              referred to as Interested Trustees. Trustees who are
Principal Underwriter                                                         not interested persons of the Trust are referred to
Pioneer Funds Distributor, Inc.                                               as Independent Trustees. Each of the Trustees
                                                                              (except Mr. Bock) serves as a trustee of each of the
Legal Counsel                                                                 77 U.S. registered investment portfolios for which
Bingham McCutchen LLP                                                         Pioneer serves as investment adviser (the "Pioneer
                                                                              Funds"). Mr. Bock serves as Trustee of 76 of the 77
Shareowner Services and Transfer                                              Pioneer Funds. The address for all Trustees and all
Pioneer Investment Management Shareholder Services, Inc.                      officers of the Trust is 60 State Street, Boston,
                                                                              Massachusetts 02109.

                                                                              The statement of additional information provides
                                                                              more detailed information regarding the Trustees and
                                                                              Officers and is available upon request, without
                                                                              charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves   Deputy Chairman and a Director     None
                           Board, Trustee    until a successor trustee    of Pioneer Global Asset
                           and President     is elected or earlier        Management S.p.A. ("PGAM");
                                             retirement or removal.       Non-Executive Chairman and a
                                                                          Director of Pioneer Investment
                                                                          Management USA Inc. ("PIM-USA");
                                                                          Chairman and a Director of
                                                                          Pioneer; Chairman and Director
                                                                          of Pioneer Institutional Asset
                                                                          Management, Inc. (since 2006);
                                                                          Director of Pioneer Alternative
                                                                          Investment Management Limited
                                                                          (Dublin); President and a
                                                                          Director of Pioneer Alternative
                                                                          Investment Management (Bermuda)
                                                                          Limited and affiliated funds;
                                                                          Director of PIOGLOBAL Real
                                                                          Estate Investment Fund (Russia)
                                                                          (until June 2006); Director of
                                                                          Nano-C, Inc. (since 2003);
                                                                          Director of Cole Management Inc.
                                                                          (since 2004); Director of
                                                                          Fiduciary Counseling, Inc.;
                                                                          President and Director of
                                                                          Pioneer Funds Distributor, Inc.
                                                                          ("PFD") (until May 2006);
                                                                          President of all of the Pioneer
                                                                          Funds; and Of Counsel, Wilmer
                                                                          Cutler Pickering Hale and Dorr
                                                                          LLP

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
David R. Bock (64)         Trustee           Trustee since 2005. Serves   Executive Vice President and       Director of The
                                             until a successor trustee    Chief Financial Officer, I-trax,   Enterprise Social
                                             is elected or earlier        Inc. (publicly traded health       Investment Company
                                             retirement or removal.       care services company) (2004 -     (privately-held
                                                                          present); Partner, Federal City    affordable housing
                                                                          Capital Advisors (boutique         finance company); and
                                                                          merchant bank) (1997 to 2004);     Director of New York
                                                                          and Executive Vice President and   Mortgage Trust
                                                                          Chief Financial Officer,           (publicly traded
                                                                          Pedestal Inc. (internet-based      mortgage REIT)
                                                                          mortgage trading company) (2000
                                                                          - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee           Trustee since 2000. Serves   President, Bush International,     Director of Brady
                                             until a successor trustee    LLC (international financial       Corporation
                                             is elected or earlier        advisory firm)                     (industrial
                                             retirement or removal.                                          identification and
                                                                                                             specialty coated
                                                                                                             material products
                                                                                                             manufacturer);
                                                                                                             Director of Briggs &
                                                                                                             Stratton Co. (engine
                                                                                                             manufacturer);
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company)
                                                                                                             Director of Mantech
                                                                                                             International
                                                                                                             Corporation (national
                                                                                                             security, defense,
                                                                                                             and intelligence
                                                                                                             technology firm): and
                                                                                                             Member, Board of
                                                                                                             Governors, Investment
                                                                                                             Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)  Trustee           Trustee since 2000. Serves   Founding Director,                 None
                                             until a successor trustee    Vice-President and Corporate
                                             is elected or earlier        Secretary, The Winthrop Group,
                                             retirement or removal.       Inc. (consulting firm); and
                                                                          Desautels Faculty of Management,
                                                                          McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee           Trustee since 2006. Serves   Private investor (2004 -           Director of
                                             until a successor trustee    present); and Senior Executive     Quadriserv Inc.
                                             is elected or earlier        Vice President, The Bank of New    (technology products
                                             retirement or removal.       York (financial and securities     for securities
                                                                          services) (1986 - 2004)            lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee           Trustee since 1994. Serves   President and Chief Executive      Director of New
                                             until a successor trustee    Officer, Newbury, Piret &          America High Income
                                             is elected or earlier        Company, Inc. (investment          Fund, Inc.
                                             retirement or removal.       banking firm)                      (closed-end
                                                                                                             investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         Trustee           Trustee since 2000. Serves   President, John Winthrop & Co.,    None
                                             until a successor trustee    Inc. (private investment firm)
                                             is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
Daniel K. Kingsbury (49)   Executive Vice    Since March 2007. Serves     Director, CEO and President of     None
                           President         at the discretion of the     Pioneer Investment Management
                                             Board                        USA Inc., Pioneer Investment
                                                                          Management, Inc. and Pioneer
                                                                          Institutional Asset Management,
                                                                          Inc. (since March 2007);
                                                                          Executive Vice President of all
                                                                          of the Pioneer Funds (since
                                                                          March 2007); Director of Pioneer
                                                                          Global Asset Management S.p.A.
                                                                          (since March 2007); Head of New
                                                                          Markets Division, Pioneer Global
                                                                          Asset Management S.p.A. (2000 -
                                                                          2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)   Secretary         Since 2000. Serves at the    Secretary of PIM-USA; Senior       None
                                             discretion of the Board      Vice President - Legal of
                                                                          Pioneer; Secretary/Clerk of most
                                                                          of PIM-USA's subsidiaries; and
                                                                          Secretary of all of the Pioneer
                                                                          Funds since September 2003
                                                                          (Assistant Secretary from
                                                                          November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley      Assistant         Since 2003. Serves at the    Associate General Counsel of       None
(43)                       Secretary         discretion of the Board      Pioneer since January 2008 and
                                                                          Assistant Secretary of all of
                                                                          the Pioneer Funds since
                                                                          September 2003; Vice President
                                                                          and Senior Counsel of Pioneer
                                                                          July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)          Treasurer         Since 2000. Serves at the    Vice President - Fund              None
                                             discretion of the Board      Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Treasurer of all of
                                                                          the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)       Assistant         Since 2004. Serves at the    Deputy Treasurer of Pioneer        None
                           Treasurer         discretion of the Board      since 2004 and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since November 2004;
                                                                          Treasurer and Senior Vice
                                                                          President, CDC IXIS Asset
                                                                          Management Services from 2002 to
                                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)      Assistant         Since 2000. Serves at the    Assistant Vice President - Fund    None
                           Treasurer         discretion of the Board      Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant Treasurer
                                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)         Assistant         Since 2002. Serves at the    Fund Accounting Manager - Fund     None
                           Treasurer         discretion of the Board      Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant Treasurer
                                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the    Fund Administration Manager -      None
(34)                       Treasurer         discretion of the Board      Fund Accounting, Administration
                                                                          and Controllership Services
                                                                          since June 2003 and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since September 2003;
                                                                          Assistant Vice President -
                                                                          Mutual Fund Operations of State
                                                                          Street Corporation from June
                                                                          2002 to June 2003 (formerly
                                                                          Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Emerging Markets VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
Teri W. Anderholm (48)     Chief Compliance  Since January 2007. Serves   Chief Compliance Officer of        None
                           Officer           at the discretion of the     Pioneer since December 2006 and
                                             Board                        of all the Pioneer Funds since
                                                                          January 2007; Vice President and
                                                                          Compliance Officer, MFS
                                                                          Investment Management (August
                                                                          2005 to December 2006);
                                                                          Consultant, Fidelity Investments
                                                                          (February 2005 to July 2005);
                                                                          Independent Consultant (July
                                                                          1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18658-02-0208

                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
                     Pioneer Equity Income VCT Portfolio - Class I and II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                                9
  Notes to Financial Statements                                      14
  Report of Independent Registered Public Accounting Firm            17
  Approval of Investment Advisory Agreement                          18
  Trustees, Officers and Service Providers                           20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                               93.4%
Temporary Cash Investments                        6.2%
Convertible Preferred Stocks                      0.4%


Sector Distribution
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Financials                                       19.1%
Utilities                                        13.6%
Consumer Staples                                 12.0%
Materials                                        11.4%
Industrials                                      10.2%
Consumer Discretionary                           10.2%
Health Care                                       7.2%
Energy                                            6.9%
Telecommunication  Services                       6.7%
Information Technology                            2.7%


Five Largest Holdings
(As a percentage of equity holdings)

1.    Merck & Co., Inc.                            3.09%
2.    Chevron Corp.                                2.98
3.    Questar Corp.                                2.79
4.    Alcoa, Inc.                                  2.78
5.    PACCAR, Inc.                                 2.73

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/07      12/31/06
  Class I                     $ 23.76      $ 24.93
  Class II                    $ 23.89      $ 25.07


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.6455       $ 0.0352          $ 0.7783
  Class II                  $ 0.5892       $ 0.0352          $ 0.7783

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Equity Income VCT Portfolio at net asset value, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

         Pioneer       Pioneer
          Equity        Equity
        Income VCT    Income VCT
        Portfolio,    Portfolio,    Russell 1000
         Class I       Class II     Value Index
12/97    $10,000       $10,000       $10,000
12/99    $12,327       $12,267       $12,413
12/01    $13,171       $13,040       $12,541
12/03    $13,595       $13,385       $13,775
12/05    $16,726       $16,389       $17,179
12/07    $20,646       $20,123       $20,965

The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                                              Class I     Class II
--------------------------------------------------------------------------------
Life of Class# (3/1/95)
10 Years                                        7.52%       7.24%
5 Years                                        13.24%      12.95%
1 Year                                          0.81%       0.54%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

# Inception date of the Portfolio's Class I shares. Class II shares commenced operations on September 14, 1999. The performance of Class II shares for the period prior to commencement of operations of Class II shares on September 14, 1999, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value - $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

--------------------------------------------------------------------------------
                                                    Class I       Class II
--------------------------------------------------------------------------------
Beginning Account Value On 7/1/07                    $ 1,000.00    $ 1,000.00
Ending Account Value On 12/31/07                     $   932.91    $   931.79
Expenses Paid During Period*                         $     3.41    $     4.63

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% and 0.95% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

--------------------------------------------------------------------------------
                                                    Class I       Class II
--------------------------------------------------------------------------------
Beginning Account Value On 7/1/07                    $ 1,000.00    $ 1,000.00
Ending Account Value On 12/31/07                     $ 1,021.68    $ 1,020.42
Expenses Paid During Period*                         $     3.57    $     4.84

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% and 0.95% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

In the following interview, John A. Carey, portfolio manager of the Pioneer Equity Income VCT Portfolio, discusses the factors that influenced performance during the 12-month period ended December 31, 2007.

Q: The last few months of the annual reporting period were fraught with concerns about sub-prime mortgages and the weakening U. S. dollar. How did the portfolio make its way through the months and perform for the year?

A: The Pioneer Equity-Income VCT Portfolio's Class I shares showed a total return of 0.81% for the 12 months ended December 31, 2007, and Class II shares returned 0.54%. By comparison, the Russell 1000 Value Index, an unmanaged index of the general stock market, declined slightly, by 0.24%; and the average portfolio in the Lipper Analytical Services variable-annuity universe in the equity-income category rose by 1.10%. All around, then, it was a year of quite modest returns, with the Russell index retracing in the second half all of the ground it had gained in the first half. The main reason for the turnaround in market performance appeared to be the credit crisis that intensified over the summer months, which was precipitated by a fall in house prices. As news emerged about the exposures of many financial institutions to "sub-prime" mortgage debt and the complicated financial instruments based on mortgages, investors became concerned, and many stocks fell sharply.

     As we write, the turmoil that started in the U. S. housing and financial sectors has spread into other areas of our economy and also to other countries. As investors lose confidence in the kinds of "structured finance" products and "securitized loan" packages that facilitated so much of the growth in credit availability over the past few years, they may adopt very different strategies in the years ahead, with uncertain consequences for the economy. We are, we think, just at the beginning of a protracted period of uncertainty for financial markets. Nonetheless, we believe that our patient, value-based and income-oriented strategy continues to make sense with respect to the long-term outlook, and we also think that there will be some potentially quite attractive investment opportunities over the coming months as anxious investors sell many shares quite indiscriminately.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Please discuss performance in the second half of the reporting period, specifically which holdings had the greatest positive and negative effects on performance relative to the benchmark Russell 1000 Value Index.

A: Investors responded to the market turmoil in the second half of the year in a variety of ways. Some investors gravitated toward "growth" stocks - that is, companies perceived to have better-than-average chances of achieving higher earnings in the future. Other investors, alarmed by the possibility of inflation, bought gold-mining and other natural-resources stocks. Still others took refuge in consumer-staples and utilities stocks. The cross currents during the widespread portfolio re-positioning created challenging conditions for many of our investments.

     Overall, the portfolio slightly underperformed the Russell 1000 Value Index in the six months ended December 31: -6.71% for the portfolio, versus -6.06% for the index. Contributing to the underperformance was our underweight in the top-performing energy sector, as well as our focus in the sector on the large international oil companies to the exclusion of the better performing oil-service stocks. Offsetting our detractive underweight in energy was our helpful underweight in the financials, though some of the financials that we did hold during the earlier part of the period, including Washington Mutual, National City, and First Horizon National, hurt considerably. On the plus side, we held no shares of Citigroup, Federal National Mortgage Association (Fannie Mae), or Merrill Lynch, all of which did quite poorly in the period. Also on the plus side, we had good performance from some of our stocks in the health-care and industrials sectors, including Merck and Emerson Electric, and our overweight in the "defensive" utilities sector was also of benefit.

Q: What changes did you make to the portfolio in the second half of the reporting period?

A: We initiated 11 positions and eliminated 14 during the period. Recognizing the difficulty of issues facing some of our companies, we used the opportunities presented by overall stock-market weakness to "upgrade" the portfolio. In other instances, we took profits as some stocks approached the target prices we had set for them. New purchases included Nucor,

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the leading steel company in the U.S. and a remarkable long-term success story in an industry that most people thought was dying in this country when the company built its first "mini-mill" in 1968. VF is a very successful apparel manufacturer, known especially for its Lee and Wrangler blue jeans and the popular North Face brand of outerwear. McDonald's continues to adapt its menu to changing tastes here at home, while growing rapidly in developing markets overseas. Hershey is one of the leading confectioners in the world, with the well-known Hershey's Kisses, among other, possibly, "dietetically incorrect" products.

     In the financial sector we added two companies we think are well positioned to grow with the burgeoning demand for retirement-planning products and services, T. Rowe Price, which we had owned previously, and Northern Trust. In information technology, we bought shares of Microsoft and Applied Materials; the latter offers semiconductor-manufacturing equipment, and both of the companies pay dividends, a rarity in the technology sector. Regal Entertainment operates a chain of movie theatres and sports a significant dividend. Finally, we added Gannett, publisher of USA Today and numerous local newspapers, estimating that its value exceeded its very depressed share price; and Edison International, a large, electric-power provider based in California.

     On the other side of the ledger, three of our companies were acquired at premiums over our purchase price: Archstone-Smith Trust, A. G. Edwards, and ALLTEL. (With respect to ALLTEL, we sold just prior to the completion of the deal, judging that the market price was close enough to the agreed-upon acquisition price.) The Schering-Plough 6%, 2007 convertible preferred issue reached its mandatory conversion date, and we liquidated our position. In the case of Eaton Vance, an extremely profitable long-term holding of the portfolio, and similarly with Deere and State Street, we judged that current share prices approximated reasonable value. With respect to Automatic Data Processing, First Horizon National, McGraw-Hill, National City, Bank of America, Washington Mutual, and Great Plains Energy, we reached the conclusion that our money could be better invested elsewhere.

Q: In January 2008, the portfolio's investment restrictions were modified to permit up to 20% of the portfolio to be invested in foreign securities. Can you discuss that change?

A: Certainly. Since its inception, the portfolio has been restricted to buying the securities of U. S. incorporated and headquartered companies. In our increasingly global economy, we find that there are many investment-grade, dividend-paying companies outside the U.S. that might also be good candidates for purchase. We have also found that in certain sectors, particularly energy, materials, healthcare, and information technology, there are at least as many potentially suitable candidates for investment outside the U. S. as there are inside. We do not anticipate that the change allowing us to go abroad in search of ideas for the portfolio will change the overall valuation parameters of the portfolio, and we look forward to having a larger universe of stocks from which to choose.

Q: With all the uneasiness in the markets since the middle of the summer of 2007, what is your outlook for the year ahead?

A: It seems appropriate to be cautious just now, in light of the state of our economy and the diminished earnings prospects for numerous companies. Whereas few economists were predicting recession as recently as a few months ago, some now are; and whereas a so-called "soft landing" was the most common prediction a year ago, more prevalent today is concern over a rather sharper kind of drop. As always, we shall do our best to cushion the portfolio against the worst ravages of the market by staying diversified across industries and focusing on companies we think have good balance sheets and prospects for earnings growth. Our commitment for the portfolio is always to be substantially fully invested, since we never know when the market might turn back up, but we aim to mitigate risk by doing our own research and developing what we believe is a good understanding of the companies whose securities we purchase.

     Thank you as ever for your support.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

         Shares                                                       Value
                  CONVERTIBLE PREFERRED STOCK - 0.4%
                  Automobiles & Components - 0.4%
                  Automobile Manufacturers - 0.4%
     39,554       Ford Cap Trust, 6.5%, 1/15/32                $  1,282,736
                                                               ------------
                  Total Automobiles & Components               $  1,282,736
                                                               ------------
                  TOTAL CONVERTIBLE
                  PREFERRED STOCKS
                  (Cost $1,377,429)                            $  1,282,736
                                                               ------------
                  COMMON STOCKS - 98.7%
                  Energy - 6.8%
                  Integrated Oil & Gas - 5.8%
    101,447       Chevron Corp.                                $  9,468,049
     74,919       ConocoPhillips                                  6,615,348
     25,601       Exxon Mobil Corp.                               2,398,558
                                                               ------------
                                                               $ 18,481,955
                                                               ------------
                  Oil & Gas Storage & Transportation - 1.0%
    131,390       Spectra Energy Corp.                         $  3,392,490
                                                               ------------
                  Total Energy                                 $ 21,874,445
                                                               ------------
                  Materials - 11.2% Aluminum - 2.8%
    241,776       Alcoa, Inc.                                  $  8,836,913
                                                               ------------
                  Diversified Chemical - 3.3%
    186,019       Dow Chemical Co.                             $  7,332,869
     75,808       E.I. du Pont de Nemours and Co.                 3,342,375
                                                               ------------
                                                               $ 10,675,244
                                                               ------------
                  Diversified Metals & Mining - 0.7%
     56,587       Compass Minerals International, Inc. (b)     $  2,320,067
                                                               ------------
                  Forest Products - 1.0%
     44,529       Weyerhaeuser Co.                             $  3,283,568
                                                               ------------
                  Industrial Gases - 1.1%
     36,065       Air Products & Chemicals, Inc.               $  3,557,091
                                                               ------------
                  Specialty Chemicals - 1.5%
    210,131       Valspar Corp.                                $  4,736,353
                                                               ------------
                  Steel - 0.8%
     44,687       Nucor Corp.                                  $  2,646,364
                                                               ------------
                  Total Materials                              $ 36,055,600
                                                               ------------
                  Capital Goods - 8.9%
                  Aerospace & Defense - 1.8%
     74,236       United Technologies Corp.                    $  5,682,023
                                                               ------------
                  Building Products - 0.9%
    127,694       Masco Corp. (b)                              $  2,759,467
                                                               ------------
                  Construction & Farm Machinery &
                  Heavy Trucks - 2.7%
    159,049       PACCAR, Inc.                                 $  8,664,990
                                                               ------------
                  Electrical Component & Equipment - 2.3%
    129,026       Emerson Electric Co.                         $  7,310,613
                                                               ------------
                  Industrial Machinery - 1.2%
     31,205       Gorman-Rupp Co. (b)                          $    973,596
     93,010       The Timken Co.                                  3,055,379
                                                               ------------
                                                               $  4,028,975
                                                               ------------
                  Total Capital Goods                          $ 28,446,068
                                                               ------------
                  Commercial Services & Supplies - 1.2%
                  Office Services & Supplies - 1.2%
     73,146       Mine Safety Appliances Co. (b)               $  3,794,083
                                                               ------------
                  Total Commercial Services &
                  Supplies                                     $  3,794,083
                                                               ------------
                  Automobiles & Components - 2.0%
                  Auto Parts & Equipment - 2.0%
    181,400       Johnson Controls, Inc.                       $  6,537,656
                                                               ------------
                  Total Automobiles & Components               $  6,537,656
                                                               ------------
                  Consumer Durables & Apparel - 1.0%
                  Apparel, Accessories & Luxury Goods - 1.0%
     48,125       VF Corp.                                     $  3,304,263
                                                               ------------
                  Total Consumer Durables & Apparel            $  3,304,263
                                                               ------------
                  Consumer Services - 1.7%
                  Leisure Facilities - 1.2%
    189,373       Cedar Fair, L.P.                             $  4,001,451
                                                               ------------
                  Restaurants - 0.5%
     24,660       McDonald's Corp.                             $  1,452,721
                                                               ------------
                  Total Consumer Services                      $  5,454,172
                                                               ------------
                  Media - 3.6%
                  Broadcasting & Cable Television - 1.0%
    124,797       CBS Corp. (Class B)                          $  3,400,718
                                                               ------------
                  Movies & Entertainment - 0.4%
     66,103       Regal Entertainment Group (b)                $  1,194,481
                                                               ------------
                  Publishing - 2.2%
     44,393       Gannett Co.                                  $  1,731,327
     54,636       Idearc, Inc. (b)                                  959,408
    246,790       New York Times Co. (b)                          4,326,229
                                                               ------------
                                                               $  7,016,964
                                                               ------------
                  Total Media                                  $ 11,612,163
                                                               ------------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                               Value
                  Retailing - 1.3%
                  Department Stores - 0.3%
     35,702       Macy's, Inc.                                $    923,611
                                                              ------------
                  Distributors - 1.0%
     72,210       Genuine Parts Co.                           $  3,343,323
                                                              ------------
                  Total Retailing                             $  4,266,934
                                                              ------------
                  Food, Beverage & Tobacco - 9.2%
                  Packaged Foods & Meats - 8.2%
    121,898       Campbell Soup Co.                           $  4,355,416
     30,957       ConAgra, Inc.                                    736,467
     63,873       General Mills, Inc.                            3,640,761
    121,206       H.J. Heinz Co., Inc.                           5,657,896
     47,569       Hershey Foods Corp.                            1,874,219
     42,719       Kellogg Co.                                    2,239,757
    150,197       Kraft Foods, Inc.                              4,900,928
     24,752       The J.M. Smucker Co.                           1,273,243
     25,528       William Wrigley Jr. Co.                        1,494,664
                                                              ------------
                                                              $ 26,173,351
                                                              ------------
                  Soft Drinks - 1.0%
     23,912       Coca-Cola Co.                               $  1,467,479
     25,187       PepsiCo, Inc.                                  1,911,693
                                                              ------------
                                                              $  3,379,172
                                                              ------------
                  Total Food, Beverage & Tobacco              $ 29,552,523
                                                              ------------
                  Household & Personal Products - 2.7%
                  Household Products - 2.7%
     45,444       Clorox Co.                                  $  2,961,585
     73,480       Colgate-Palmolive Co.                          5,728,501
                                                              ------------
                                                              $  8,690,086
                                                              ------------
                  Total Household &
                  Personal Products                           $  8,690,086
                                                              ------------
                  Pharmaceuticals & Biotechnology - 7.1%
                  Pharmaceuticals - 7.1%
     76,692       Abbott Laboratories                         $  4,306,256
     62,068       Eli Lilly & Co.                                3,313,811
    168,637       Merck & Co., Inc.                              9,799,496
    239,514       Pfizer, Inc.                                   5,444,153
                                                              ------------
                                                              $ 22,863,716
                                                              ------------
                  Total Pharmaceuticals &
                  Biotechnology                               $ 22,863,716
                                                              ------------
                  Banks - 8.0% Diversified Banks - 4.2%
    172,494       U.S. Bancorp                                $  5,474,960
    136,245       Wachovia Corp.                                 5,181,397
     96,861       Wells Fargo & Co.                              2,924,234
                                                              ------------
                                                              $ 13,580,591
                                                              ------------
                  Regional Banks - 3.8%
    185,591       Regions Financial Corp.                     $  4,389,227
     66,231       SunTrust Banks, Inc.                           4,138,775
    142,205       Whitney Holding Corp.                          3,718,661
                                                              ------------
                                                              $ 12,246,663
                                                              ------------
                  Total Banks                                 $ 25,827,254
                                                              ------------
                  Diversified Financials - 1.0%
                  Asset Management & Custody Banks - 1.0%
     24,161       Northern Trust Corp.                        $  1,850,249
     23,708       T. Rowe Price Associates, Inc.                 1,443,343
                                                              ------------
                                                              $  3,293,592
                                                              ------------
                  Total Diversified Financials                $  3,293,592
                                                              ------------
                  Insurance - 4.6%
                  Life & Health Insurance - 1.5%
     83,923       Lincoln National Corp.                      $  4,885,997
                                                              ------------
                  Multi-Line Insurance - 0.1%
      3,392       Hartford Financial Services Group, Inc.     $    295,748
                                                              ------------
                  Property & Casualty Insurance - 3.0%
     92,091       Chubb Corp.                                 $  5,026,327
     82,248       Safeco Corp.                                   4,579,569
                                                              ------------
                                                              $  9,605,896
                                                              ------------
                  Total Insurance                             $ 14,787,641
                                                              ------------
                  Real Estate - 5.2%
                  Diversified Real Estate Investment Trusts - 0.7%
     83,538       Liberty Property Trust (b)                  $  2,406,730
                                                              ------------
                  Residential Real Estate Investment
                  Trusts - 1.0%
     83,694       Equity Residential Property Trust           $  3,052,320
                                                              ------------
                  Retail Real Estate Investment Trusts - 2.5%
     72,446       Developers Diversifies Realty Corp.         $  2,773,957
     60,751       General Growth Pro TLB SC                      2,501,726
     70,769       Kimco Realty Corp.                             2,575,992
                                                              ------------
                                                              $  7,851,675
                                                              ------------
                  Specialized Real Estate Investment
                  Trusts - 1.0%
     73,353       Plum Creek Timber Co Inc.                   $  3,377,172
                                                              ------------
                  Total Real Estate                           $ 16,687,897
                                                              ------------
                  Software & Services - 0.8%
                  Systems Software - 0.8%
     72,701       Microsoft Corp.                             $  2,588,156
                                                              ------------
                  Total Software & Services                   $  2,588,156
                                                              ------------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

Shares                                                               Value
             Semiconductors - 1.8%
             Semiconductor Equipment - 0.6%
119,016      Applied Materials, Inc.                          $  2,113,724
                                                              ------------
             Semiconductors - 1.2%
120,274      Microchip Technology (b)                         $  3,779,009
                                                              ------------
             Total Semiconductors                             $  5,892,733
                                                              ------------
             Telecommunication Services - 6.7%
             Integrated Telecommunication Services - 6.7%
169,878      AT&T Corp.                                       $  7,060,130
235,365      Citizens Utilities Co. (Class B)                    2,996,196
 27,855      Embarq Corp.                                        1,379,658
164,673      Verizon Communications, Inc.                        7,194,563
209,536      Windstream Corp.                                    2,728,159
                                                              ------------
                                                              $ 21,358,706
                                                              ------------
             Total Telecommunication Services                 $ 21,358,706
                                                              ------------
             Utilities - 13.5%
             Electric Utilities - 3.0%
182,834      Duke Energy Corp.                                $  3,687,762
 46,357      Edison International                                2,474,073
 86,059      Southern Co.                                        3,334,786
                                                              ------------
                                                              $  9,496,621
                                                              ------------
             Gas Utilities - 6.2%
 77,618      AGL Resources, Inc.                              $  2,921,542
 83,674      Atmos Energy Corp.                                  2,346,219
110,022      Equitable Resources, Inc.                           5,861,972
163,486      Questar Corp.                                       8,844,592
                                                              ------------
                                                              $ 19,974,325
                                                              ------------
             Multi-Utilities - 4.3%
 79,231      Consolidated Edison, Inc.                        $  3,870,434
124,553      NSTAR                                               4,511,310
125,315      PG&E Corp.                                          5,399,823
                                                              ------------
                                                              $ 13,781,567
                                                              ------------
             Total Utilities                                  $ 43,252,513
                                                              ------------
             TOTAL COMMON STOCKS
             (Cost $258,880,374)                              $316,140,201
                                                              ------------

Principal
Amount ($)                                                               Value
                       TEMPORARY CASH INVESTMENTS - 6.6%
                       Repurchase Agreement - 0.3%
    1,000,000          J.P. Morgan Chase & Co., 4.0%,
                       dated 12/31/07, repurchase price
                       of $1,000,000 plus accrued interest
                       on 1/2/08 collateralized by the
                       following:
                       $992,955 U.S. Treasury Bill,
                        0.0%, 6/19/08
                       $26,701 Tennessee Valley Authority,
                        7.125%, 5/1/30
                       $6,981 Tennessee Valley Authority,
                        6.79%, 5/23/12                        $  1,000,000
                                                              ------------
       Shares
                       Security Lending Collateral - 6.3%
   20,069,584          Securities Lending Investment
                       Fund, 5.19%                            $ 20,069,584
                                                              ------------
                       TOTAL TEMPORARY CASH
                       INVESTMENTS
                       (Cost $21,069,584)                     $ 21,069,584
                                                              ------------
                       TOTAL INVESTMENT IN
                       SECURITIES - 105.7%
                       (Cost $281,327,387)(a)                 $338,492,521
                                                              ------------
                       OTHER ASSETS AND
                       LIABILITIES - (5.7)%                   $(18,360,116)
                                                              ------------
                       TOTAL NET ASSETS - 100.0%              $320,132,405
                                                              ============

*    Non-income producing security.
(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $279,887,628 was as follows:


    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $74,039,999
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (15,435,106)
                                                                    -----------
    Net unrealized gain                                             $58,604,893
                                                                    ===========

(b)  At December 31, 2007, the following securities were out on loan:

          Shares   Description                                  Value
        50,854     Compass Minerals International, Inc.     $ 2,085,014
        28,084     Gorman-Rupp Co.                              876,221
             1     Idearc, Inc.                                      18
        75,184     Liberty Property Trust                     2,166,051
       113,703     Masco Corp.                                2,457,121
       108,215     Microchip Technology                       3,400,115
        65,366     Mine Safety Appliances Co.                 3,390,534
       222,111     New York Times Co.                         3,893,606
        59,493     Regal Entertainment Group                  1,075,039
                                                            -----------
                   Total                                    $19,343,719
                                                            ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $134,919,113 and $231,975,541, respectively.


8    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year         Year         Year         Year        Year
                                                                Ended        Ended        Ended        Ended       Ended
Class I                                                        12/31/07     12/31/06     12/31/05     12/31/04    12/31/03
Net asset value, beginning of period                           $  24.93     $  21.25     $  20.58     $  18.09    $  15.11
                                                               --------     --------     --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                         $   0.82     $   0.60     $   0.51     $   0.44    $   0.41
 Net realized and unrealized gain (loss) on investments           (0.53)        4.05         0.66         2.49        2.96
                                                               --------     --------     --------     --------    --------
  Net increase from investment operations                      $   0.29     $   4.65     $   1.17     $   2.93    $   3.37
Distributions to shareowners:
 Net investment income                                            (0.65)       (0.60)       (0.50)       (0.44)      (0.39)
 Net realized gain                                                (0.81)       (0.37)          --           --          --
                                                               --------     --------     --------     --------    --------
Net increase (decrease) in net asset value                     $  (1.17)    $   3.68     $   0.67     $   2.49    $   2.98
                                                               --------     --------     --------     --------    --------
Net asset value, end of period                                 $  23.76     $  24.93     $  21.25     $  20.58    $  18.09
                                                               ========     ========     ========     ========    ========
Total return*                                                      0.81%       22.45%        5.72%       16.39%       0.86%
Ratio of net expenses to average net assets+                       0.70%        0.69%        0.71%        0.72%       0.78%
Ratio of net investment income to average net assets+              2.59%        2.70%        2.56%        2.40%       2.55%
Portfolio turnover rate                                              31%          23%          22%          19%         12%
Net assets, end of period (in thousands)                       $166,323     $310,682     $232,249     $188,234    $155,634
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.70%        0.69%        0.71%        0.72%       0.78%
 Net investment income                                             2.59%        2.70%        2.56%        2.40%       2.55%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year         Year         Year         Year        Year
                                                                Ended        Ended        Ended       Ended       Ended
Class II                                                       12/31/07     12/31/06     12/31/05     12/31/04    12/31/03
Net asset value, beginning of period                           $  25.07     $  21.37     $  20.68     $  18.19    $  15.18
                                                               --------     --------     --------     --------    --------
Increase from investment operations:
 Net investment income                                         $   0.62     $   0.56     $   0.45     $   0.36    $   0.32
 Net realized and unrealized gain (loss) on investments           (0.40)        4.06         0.68         2.53        3.02
                                                               --------     --------     --------     --------    --------
  Net increase from investment operations                      $   0.22     $   4.62     $   1.13     $   2.89    $   3.34
Distributions to shareowners:
 Net investment income                                            (0.59)       (0.55)       (0.44)       (0.40)      (0.33)
 Net realized gain                                                (0.81)       (0.37)          --           --          --
                                                               --------     --------     --------     --------    --------
Net increase (decrease) in net asset value                     $  (1.18)    $   3.70     $   0.69     $   2.49    $   3.01
                                                               --------     --------     --------     --------    --------
Net asset value, end of period                                 $  23.89     $  25.07     $  21.37     $  20.68    $  18.19
                                                               ========     ========     ========     ========    ========
Total return*                                                      0.54%       22.12%        5.52%       16.04%      22.27%
Ratio of net expenses to average net assets+                       0.95%        0.94%        0.96%        0.98%       1.02%
Ratio of net investment income to average net assets+              2.41%        2.45%        2.32%        2.16%       2.29%
Portfolio turnover rate                                              31%          23%          22%          19%         12%
Net assets, end of period (in thousands)                       $153,810     $156,004     $127,459     $ 93,691    $ 60,355
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      0.95%        0.94%        0.96%        0.98%       1.02%
 Net investment income                                             2.41%        2.45%        2.32%        2.16%       2.29%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $19,343,719) (cost $281,327,387)     $ 338,492,521
 Cash                                                                                                992,785
 Receivables --
  Investment securities sold                                                                       1,862,859
  Fund shares sold                                                                                   171,546
  Dividends and interest                                                                           1,146,270
 Other                                                                                                 8,996
                                                                                               -------------
  Total assets                                                                                 $ 342,674,977
                                                                                               -------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                              $   1,899,750
  Fund shares repurchased                                                                            497,273
  Upon return of securities loaned                                                                20,069,584
 Due to affiliates                                                                                    24,946
 Accrued expenses                                                                                     51,019
                                                                                               -------------
  Total liabilities                                                                            $  22,542,572
                                                                                               -------------
NET ASSETS:
 Paid-in capital                                                                               $ 248,000,236
 Undistributed net investment income                                                               2,282,290
 Accumulated net realized gain on investments                                                     12,684,745
 Net unrealized gain on investments                                                               57,165,134
                                                                                               -------------
  Total net assets                                                                             $ 320,132,405
                                                                                               =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $166,322,834/6,999,611 shares)                                             $       23.76
                                                                                               =============
  Class II (based on $153,809,571/6,438,299 shares)                                            $       23.89
                                                                                               =============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends                                                 $14,346,204
 Interest                                                      311,358
 Income from securities loaned, net                            136,248
                                                           -----------
  Total investment income                                                    $  14,793,810
                                                                             -------------
EXPENSES:
 Management fees                                           $ 2,899,605
 Transfer agent fees and expenses
  Class I                                                        1,373
  Class II                                                       1,373
 Distribution fees (Class II)                                  422,600
 Administrative fees                                           100,371
 Custodian fees                                                 32,973
 Professional fees                                              45,290
 Printing expense                                               20,839
 Fees and expenses of nonaffiliated trustees                     9,473
 Miscellaneous                                                  10,281
                                                           -----------
  Total expenses                                                             $   3,544,178
  Less fees paid indirectly                                                         (1,046)
                                                                             -------------
  Net expenses                                                               $   3,543,132
                                                                             -------------
   Net investment income                                                     $  11,250,678
                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
REDEMPTIONS IN KIND:
 Net realized gain on:
  Investments                                              $12,849,177
  Redemptions in kind                                       34,445,003       $  47,294,180
                                                           -----------       -------------
 Change in net unrealized gain (loss) on investments                         $ (53,148,826)
                                                                             -------------
 Net loss on investments                                                     $  (5,854,646)
                                                                             -------------
 Net increase in net assets resulting from operations                        $   5,396,032
                                                                             =============

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                           Year             Year
                                                                                          Ended            Ended
                                                                                         12/31/07         12/31/06
FROM OPERATIONS:
Net investment income                                                                 $  11,250,678    $  10,408,345
Net realized gain on investments and redemptions in kind                                 47,294,180       16,951,704
Change in net unrealized gain (loss) on investments                                     (53,148,826)      54,119,461
                                                                                      -------------    -------------
  Net increase in net assets resulting from operations                                $   5,396,032    $  81,479,510
                                                                                      -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.65 and $0.60 per share, respectively)                                    $  (6,562,706)   $  (6,915,751)
 Class II ($0.59 and $0.55 per share, respectively)                                      (3,871,319)      (3,233,461)
Net realized gain
 Class I ($0.81 and $0.37 per share, respectively)                                      (11,380,164)      (4,037,203)
 Class II ($0.81 and $0.37 per share, respectively)                                      (5,413,454)      (2,136,789)
                                                                                      -------------    -------------
  Total distributions to shareowners                                                  $ (27,227,643)   $ (16,323,204)
                                                                                      -------------    -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                      $  94,057,890    $  90,541,666
Reinvestment of distributions                                                            27,227,643       16,323,202
Cost of shares repurchased                                                              (77,763,146)     (65,042,511)
Redemptions in kind                                                                    (168,244,364)              --
                                                                                      -------------    -------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions   $(124,721,977)   $  41,822,357
                                                                                      -------------    -------------
  Net increase (decrease) in net assets                                               $(146,553,588)   $ 106,978,663
                                                                                      -------------    -------------
NET ASSETS:
Beginning of year                                                                     $ 466,685,993    $ 359,707,330
                                                                                      -------------    -------------
End of year                                                                           $ 320,132,405    $ 466,685,993
                                                                                      =============    =============
Undistributed net investment income                                                   $   2,282,290    $   2,013,430
                                                                                      =============    =============


                                  '07 Shares      '07 Amount        '06 Shares      '06 Amount
Class I
Shares sold                         2,353,879    $  61,197,208        2,476,273    $  57,609,960
Reinvestment of distributions         695,309       17,942,870          482,580       10,952,953
Less shares repurchased            (1,664,530)     (42,104,347)      (1,426,377)     (32,667,433)
Redemptions in kind                (6,844,767)    (168,244,364)              --               --
                                -------------    -------------    -------------    -------------
  Net increase (decrease)          (5,460,109)   $(131,208,633)       1,532,476    $  35,895,480
                                =============    =============    =============    =============
Class II
Shares sold                         1,269,739    $  32,860,682        1,413,782    $  32,931,706
Reinvestment of distributions         359,589        9,284,773          235,823        5,370,249
Less shares repurchased            (1,412,811)     (35,658,799)      (1,392,117)     (32,375,078)
                                -------------    -------------    -------------    -------------
  Net increase                        216,517    $   6,486,656          257,488    $   5,926,877
                                =============    =============    =============    =============


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Equity Income VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/ amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2007, the Portfolio has reclassified $547,793 to decrease undistributed net investment income, $34,633,632 to decrease accumulated net realized gain on investments and $35,181,425 to increase paid in capital to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

     The Portfolio elected to defer $2,230,340 in capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

     The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings (accumulated losses) on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                      2007             2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                 $11,160,682      $10,135,801
 Long-Term capital gain                           16,066,961        6,187,403
                                                 -----------      -----------
   Total distributions                           $27,227,643      $16,323,204
                                                 ===========      ===========
 Distributable Earnings (Accumulated Losses):
 Undistributed ordinary income                   $ 1,042,951
 Undistributed long-term gain                     14,714,665
 Post-October loss deferred                       (2,230,340)
 Unrealized appreciation                          58,604,893
                                                 -----------
   Total                                         $72,132,169
                                                 ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax basis adjustments on partnerships, REIT holdings and preferred stocks.

C.   Portfolio Shares

     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted-net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution expense rates.

D.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

     the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,850 in management fees, administrative costs and certain other services payable to PIM at December 31, 2007.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,913 in transfer agent fees payable to PIMSS at December 31, 2007.

4.   Distribution Plans

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,183 payable to PFD at December 31, 2007.

5.   Expense Offsets Arrangements

The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2007, the Portfolio's expenses were reduced by $1,046 under this arrangement.

6.   New Pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0% and 10.25%, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Equity Income VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio (the "Portfolio")

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2007, in the first quintile of its Morningstar category for the three year period ended June 30, 2007, and in the second quintile of its Morningstar category for the five year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients, including oversight of the Portfolio's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the investment performance of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the second quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                            Trustees and Officers
Pioneer Investment Management, Inc.                                           The Board of Trustees provides broad supervision
                                                                              over the Portfolio's affairs. The officers of the
Custodian                                                                     Trust are responsible for the Trust's operations.
Brown Brothers Harriman & Co.                                                 The Trustees and officers are listed below, together
                                                                              with their principal occupations during the past
Independent Registered Public Accounting Firm                                 five years. Trustees who are interested persons of
Ernst & Young LLP                                                             the Trust within the meaning of the 1940 Act are
                                                                              referred to as Interested Trustees. Trustees who are
Principal Underwriter                                                         not interested persons of the Trust are referred to
Pioneer Funds Distributor, Inc.                                               as Independent Trustees. Each of the Trustees
                                                                              (except Mr. Bock) serves as a Trustee of each of the
Legal Counsel                                                                 77 U.S. registered investment portfolios for which
Bingham McCutchen LLP                                                         Pioneer serves as investment adviser (the "Pioneer
                                                                              Funds"). Mr. Bock serves as Trustee of 76 of the 77
Shareowner Services and Transfer                                              Pioneer Funds. The address for all Trustees and all
Pioneer Investment Management Shareholder Services, Inc.                      officers of the Trust is 60 State Street, Boston,
                                                                              Massachusetts 02109.

                                                                              The Statement of Additional Information provides
                                                                              more detailed information regarding the Trustees and
                                                                              Officers and is available upon request, without
                                                                              charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves   Deputy Chairman and a Director     None
                           Board, Trustee    until a successor trustee    of Pioneer Global Asset
                           and President     is elected or earlier        Management S.p.A. ("PGAM");
                                             retirement or removal.       Non-Executive Chairman and a
                                                                          Director of Pioneer Investment
                                                                          Management USA Inc. ("PIM-USA");
                                                                          Chairman and a Director of
                                                                          Pioneer; Chairman and Director
                                                                          of Pioneer Institutional Asset
                                                                          Management, Inc. (since 2006);
                                                                          Director of Pioneer Alternative
                                                                          Investment Management Limited
                                                                          (Dublin); President and a
                                                                          Director of Pioneer Alternative
                                                                          Investment Management (Bermuda)
                                                                          Limited and affiliated funds;
                                                                          Director of PIOGLOBAL Real
                                                                          Estate Investment Fund (Russia)
                                                                          (until June 2006); Director of
                                                                          Nano-C, Inc. (since 2003);
                                                                          Director of Cole Management Inc.
                                                                          (since 2004); Director of
                                                                          Fiduciary Counseling, Inc.;
                                                                          President and Director of
                                                                          Pioneer Funds Distributor, Inc.
                                                                          ("PFD") (until May 2006);
                                                                          President of all of the Pioneer
                                                                          Funds; and Of Counsel, Wilmer
                                                                          Cutler Pickering Hale and Dorr
                                                                          LLP

*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
David R. Bock (64)         Trustee           Trustee since 2005. Serves   Executive Vice President and       Director of The
                                             until a successor trustee    Chief Financial Officer, I-trax,   Enterprise Social
                                             is elected or earlier        Inc. (publicly traded health       Investment Company
                                             retirement or removal.       care services company) (2004 -     (privately-held
                                                                          present); Partner, Federal City    affordable housing
                                                                          Capital Advisors (boutique         finance company); and
                                                                          merchant bank) (1997 to 2004);     Director of New York
                                                                          and Executive Vice President and   Mortgage Trust
                                                                          Chief Financial Officer,           (publicly traded
                                                                          Pedestal Inc. (internet-based      mortgage REIT)
                                                                          mortgage trading company) (2000
                                                                          - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee           Trustee since 2000. Serves   President, Bush International,     Director of Brady
                                             until a successor trustee    LLC (international financial       Corporation
                                             is elected or earlier        advisory firm)                     (industrial
                                             retirement or removal.                                          identification and
                                                                                                             specialty coated
                                                                                                             material products
                                                                                                             manufacturer);
                                                                                                             Director of Briggs &
                                                                                                             Stratton Co. (engine
                                                                                                             manufacturer);
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company)
                                                                                                             Director of Mantech
                                                                                                             International
                                                                                                             Corporation (national
                                                                                                             security, defense,
                                                                                                             and intelligence
                                                                                                             technology firm): and
                                                                                                             Member, Board of
                                                                                                             Governors, Investment
                                                                                                             Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)  Trustee           Trustee since 2000. Serves   Founding Director,                 None
                                             until a successor trustee    Vice-President and Corporate
                                             is elected or earlier        Secretary, The Winthrop Group,
                                             retirement or removal.       Inc. (consulting firm); and
                                                                          Desautels Faculty of Management,
                                                                          McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee           Trustee since 2006. Serves   Private investor (2004 -           Director of
                                             until a successor trustee    present); and Senior Executive     Quadriserv Inc.
                                             is elected or earlier        Vice President, The Bank of New    (technology products
                                             retirement or removal.       York (financial and securities     for securities
                                                                          services) (1986 - 2004)            lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee           Trustee since 1994. Serves   President and Chief Executive      Director of New
                                             until a successor trustee    Officer, Newbury, Piret &          America High Income
                                             is elected or earlier        Company, Inc. (investment          Fund, Inc.
                                             retirement or removal.       banking firm)                      (closed-end
                                                                                                             investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         Trustee           Trustee since 2000. Serves   President, John Winthrop & Co.,    None
                                             until a successor trustee    Inc. (private investment firm)
                                             is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
Daniel K. Kingsbury (49)   Executive         Since March 2007. Serves     Director, CEO and President of     None
                           Vice President    at the discretion of the     Pioneer Investment Management
                                             Board                        USA Inc., Pioneer Investment
                                                                          Management, Inc. and Pioneer
                                                                          Institutional Asset Management,
                                                                          Inc. (since March 2007);
                                                                          Executive Vice President of all
                                                                          of the Pioneer Funds (since
                                                                          March 2007); Director of Pioneer
                                                                          Global Asset Management S.p.A.
                                                                          (since March 2007); Head of New
                                                                          Markets Division, Pioneer Global
                                                                          Asset Management S.p.A. (2000 -
                                                                          2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)   Secretary         Since 2000. Serves at the    Secretary of PIM-USA; Senior       None
                                             discretion of the Board      Vice President - Legal of
                                                                          Pioneer; Secretary/Clerk of most
                                                                          of PIM-USA's subsidiaries; and
                                                                          Secretary of all of the Pioneer
                                                                          Funds since September 2003
                                                                          (Assistant Secretary from
                                                                          November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley      Assistant         Since 2003. Serves at the    Associate General Counsel of       None
(43)                       Secretary         discretion of the Board      Pioneer since January 2008 and
                                                                          Assistant Secretary of all of
                                                                          the Pioneer Funds since
                                                                          September 2003; Vice President
                                                                          and Senior Counsel of Pioneer
                                                                          from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)          Treasurer         Since 2000. Serves at the    Vice President - Fund              None
                                             discretion of the Board      Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Treasurer of all of
                                                                          the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)       Assistant         Since 2004. Serves at the    Deputy Treasurer of Pioneer        None
                           Treasurer         discretion of the Board      since 2004 and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since November 2004;
                                                                          Treasurer and Senior Vice
                                                                          President, CDC IXIS Asset
                                                                          Management Services from 2002 to
                                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)      Assistant         Since 2000. Serves at the    Assistant Vice President - Fund    None
                           Treasurer         discretion of the Board      Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant Treasurer
                                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)         Assistant         Since 2002. Serves at the    Fund Accounting Manager - Fund     None
                           Treasurer         discretion of the Board      Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant Treasurer
                                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the    Fund Administration Manager -      None
(34)                       Treasurer         discretion of the Board      Fund Accounting, Administration
                                                                          and Controllership Services
                                                                          since June 2003 and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since September 2003;
                                                                          Assistant Vice President -
                                                                          Mutual Fund Operations of State
                                                                          Street Corporation from June
                                                                          2002 to June 2003 (formerly
                                                                          Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------


                           POSITIONS HELD    LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
Teri W. Anderholm (48)     Chief             Since January 2007.          Chief Compliance Officer of        None
                           Compliance        Serves at the discretion     Pioneer since December 2006 and
                                             of Officer the Board         of all the Pioneer Funds since
                                                                          January 2007; Vice President and
                                                                          Compliance Officer, MFS
                                                                          Investment Management (August
                                                                          2005 to December 2006);
                                                                          Consultant, Fidelity Investments
                                                                          (February 2005 to July 2005);
                                                                          Independent Consultant (July
                                                                          1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18648-02-0208


                                                           [LOGO] PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST
                        Pioneer Fund VCT Portfolio - Class I and Class II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2007



          NOTE: Effective November 9, 2007, Pioneer Value VCT Portfolio was re-organized into Pioneer Fund VCT Portfolio.

   Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                              2

  Comparing Ongoing Portfolio Expenses                          3

  Portfolio Management Discussion                               4

  Schedule of Investments                                       6

  Financial Statements                                          9

  Notes to Financial Statements                                14

  Report of Independent Registered Public Accounting Firm      18

  Approval of Investment Advisory Agreement                    19

  Trustees, Officers and Service Providers                     21

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                             90.7%
Depositary Receipts for International Stocks                    4.7%
International Common Stocks                                     4.6%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Sector Distribution
(As a percentage of equity holdings)

Industrials                                                    17.1%
Information Technology                                         15.9%
Consumer Discretionary                                         12.4%
Health Care                                                    12.4%
Consumer Staples                                               12.3%
Financials                                                     10.0%
Energy                                                          7.7%
Materials                                                       7.5%
Telecommunication Services                                      3.6%
Utilities                                                       1.1%

Five Largest Holdings
(As a percentage of equity holdings)

  1.        Chevron Corp.       3.23%
  2.        AT&T Corp.          2.76
  3.        Deere & Co.         2.52
  4.        Rio Tinto Plc       2.45
  5.        PACCAR, Inc.        2.22

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/07      12/31/06
  Class I                      $25.72        $24.80
  Class II                     $25.68        $24.73

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
  Class I                   $0.3209        $  -              $  -
  Class II                  $0.2562        $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Fund VCT Portfolio at net asset value, compared to that of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               Pioneer Fund      Pioneer Fund
               VCT Portfolio,    VCT Portfolio,
               Class I           Class II          S&P 500
12/31/1997     $10,000           $10,000           $10,000
               $12,603           $12,572           $12,860
12/31/1999     $14,608           $14,536           $15,565
               $14,787           $14,680           $14,148
12/31/2001     $13,183           $13,052           $12,468
               $10,674           $10,539           $ 9,713
12/31/2003     $13,210           $13,009           $12,498
               $14,697           $14,431           $13,857
12/31/2005     $15,604           $15,287           $14,537
               $18,199           $17,787           $16,831
12/31/2007     $19,107           $18,653           $17,755

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                                      Class I               Class II
--------------------------------------------------------------------------------
Life-of-Class (10/31/97)#              7.14%                 6.88%
5 Years                               12.35%                12.10%
1 Year                                 4.99%                 4.87%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
# Inception date of the Portfolio's Class I shares. Class II shares commenced operations on May 1, 2000. The performance of Class II shares for the period prior to the commencement of operations of Class II on May 1, 2000, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

Share Class                                    I              II
-------------------------------------------------------------------
  Beginning Account Value on 7/1/07       $1,000.00       $1,000.00
  Ending Account Value on 12/31/07        $  972.94       $  972.64
  Expenses Paid During Period*            $    3.48       $    4.72

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% and 0.95% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

Share Class                                   I                II
--------------------------------------------------------------------
  Beginning Account Value on 7/1/07       $1,000.00        $1,000.00
  Ending Account Value on 12/31/07        $1,021.68        $1,020.42
  Expenses Paid During Period*            $    3.57        $    4.84

* Expenses are equal to the Portfolio's annualized expense ratio of 0.70% and 0.95% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

In the following interview, John Carey, portfolio manager of the Pioneer Fund VCT Portfolio, discusses the factors that influenced performance during the 12-month period ended December 31, 2007.

Q. The last few months of the year were fraught with concerns about sub-prime mortgages and the weakening U. S. dollar. How did the Portfolio navigate its way through those storms and end the year?

A. Pioneer Fund VCT Portfolio showed a total return at net asset value of 4.99% on the Class I shares for the year ended December 31, 2007, and Class II shares returned 4.87%. By comparison, the Standard & Poor's 500 (the S&P
   500), an unmanaged index of the general stock market, rose by 5.58% over the same period, and the average return of the 203 portfolios in the Lipper Analytical Services variable products large-cap core category increased by 5.78%. Our underperformance for the year was due to a shortfall in the second half, which saw a return of -2.71% at net asset value for the Portfolio's Class I shares, versus returns of -1.28% for the S&P 500 and -1.15% for the average large-cap core portfolio in the Lipper universe. The second half was a rocky period for the markets after the positive first half. The main reason for the turnaround in market performance appeared to be the credit crisis that intensified over the summer months and was precipitated by a fall in house prices. As news emerged about the exposures of many financial institutions to "sub-prime" mortgage debt and the complicated financial instruments based on mortgages, investors became concerned, and many stocks fell sharply.

   As we write, the turmoil that started in the U. S. housing and financial sectors has spread into other areas of our economy and also to other countries. As investors lose confidence in the kinds of "structured finance" products and "securitized loan" packages that facilitated so much of the growth in credit availability over the past few years, they may adopt very different strategies in the years ahead, with uncertain consequences for the economy. Some commentators even suggest that we are just at the beginning of what could be a protracted period of difficulty for the financial markets. Nonetheless, we believe that our patient, research-driven approach continues to make sense with respect to the long-term outlook. We also think that there may be some potentially compelling investment opportunities over the coming months as anxious investors sell many shares quite indiscriminately.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Please discuss the Portfolio's performance in the second half of the year in more detail, specifically which holdings had the greatest positive and negative effects on performance relative to the benchmark S&P 500 Index?

A. Investors responded to the market turmoil in the second half of the year in a variety of ways. Some investors gravitated toward "growth" stocks - that is, companies perceived to have better-than-average chances of achieving higher earnings in the future. Other investors, alarmed by the possibility of inflation, bought gold-mining and other natural-resources stocks. Still others took refuge in consumer-staples and utilities stocks. The cross currents during the widespread portfolio re-positioning created challenging conditions for many of our investments.

   Overall, the Portfolio underperformed the S&P 500 by somewhat less than 2% in the six months ended December 31. Contributing to the underperformance were our underweight in the top-performing energy sector, our overweight and weak stock selection in the poorly-performing consumer discretionary sector, and our lack of investment in several of the leading performers in the consumer-staples and information-technology sectors. McGraw-Hill, its Standard & Poor's business hit hard by the slowdown in issuance of new debt requiring its ratings, was the principal culprit in consumer discretionary. In addition, our not owning the exemplary performers Procter & Gamble in consumer staples and Apple and Google in information technology also held our returns back relative to the index.

A Word About Risk:

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   On the positive side, we were correctly quite underweight in the dismal financials sector, and the Portfolio had some very strong individual stock performers in the industrials and materials sectors: Deere in industrials, and Rio Tinto in materials. The former benefited from increased demand for farm equipment in the robust agricultural industry, and the latter was the recipient of a take-over bid from one of its big competitors in mining, BHP Billiton.

Q. What changes did you make to the Portfolio over the last six months of the year?

A. The Portfolio initiated seven positions and eliminated eleven during the last six months of the year. Recognizing the difficulty of issues facing some of our companies, we used the opportunities presented by overall stock-market weakness to "upgrade" the Portfolio. In other instances, we took profits as some stocks approached the target prices we had set for them. New Portfolio purchases included several new names in the mining industry: Freeport McMoRan Copper & Gold, Teck Cominco, and Xstrata. While the focus of Freeport is revealed in its name, Teck Cominco and Xstrata are both quite diversified in the metals they produce. All three have, we believe, good long-term opportunities to expand their production and profits. Canadian National Railway is also a commodities "play": it transports forest products, grain, coal, and fertilizers in its modern fleet of locomotives and railcars. Despite its name, Coach is not a railcar, but rather a designer, producer, and marketer of fine-quality, premium-priced leather goods. We took advantage of a depressed stock price to pick up shares of that very successful company. Finally, we added shares of Corning, the manufacturer of fiber-optic cable and liquid-crystal display glass; and we received shares of Banco Bilbao Vizcaya Argentaria, or BBVA, in exchange for our shares of Compass Bancshares, as a result of a merger between the two companies.

   On the other side of the ledger, we not only lost Compass Bancshares to a merger, but we also sold ALLTEL and Biomet into acquisition deals. In the cases of all of the other liquidations - Pioneer Natural Resources (no relation to Pioneer Investments!), Novartis, First Horizon National, Washington Mutual, Bank of America, Federated Investors, Merrill Lynch, and State Street - we either felt the share prices reflected reasonably full value or we thought your money could be better invested elsewhere.

Q. With all the uneasiness in the markets since the middle of summer, what is your outlook for large-cap core stocks in the year ahead?

A. It seems appropriate to be cautious at the moment, in light of the state of our economy and the diminished earnings prospects for numerous companies. Whereas few economists were predicting recession as recently as a few months ago, some now are; and whereas a so-called "soft landing" was the most common prediction a year ago, more prevalent today is concern over a rather sharper kind of drop. As always, we shall do our best to protect the Portfolio against the worst ravages of the market by staying diversified across industries and focusing on companies we think have good balance sheets and prospects for earnings growth. Our commitment for the Portfolio is always to be substantially fully invested, since we never know when the market might resume an upward trajectory, but we aim to moderate risk by doing our own research and developing what we believe is a good understanding of the companies whose securities we purchase.

   Through everything - both good times and bad - the managers of the portfolio have always endeavored to remember that our first duty is to you, the shareholders, who have entrusted your hard-earned money to our care. We hope in the year ahead to continue to enjoy, and merit, your support.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

      Shares                                                    Value
                  COMMON STOCKS - 99.5%
                  Energy - 7.7%
                  Integrated Oil & Gas - 5.2%
     180,049      Chevron Corp.                           $16,803,973
     108,803      Exxon Mobil Corp.                        10,193,753
                                                          -----------
                                                          $26,997,726
                                                          -----------
                  Oil & Gas Equipment & Services - 0.9%
      67,074      Weatherford International, Inc.*        $ 4,601,276
                                                          -----------
                  Oil & Gas Exploration & Production - 1.6%
      79,274      Apache Corp.                            $ 8,525,126
                                                          -----------
                  Total Energy                            $40,124,128
                                                          -----------
                  Materials - 7.4%
                  Aluminum - 1.4%
     196,937      Alcoa, Inc.                             $ 7,198,047
                                                          -----------
                  Diversified Chemical - 1.3%
      87,881      Dow Chemical Co.                        $ 3,464,269
      75,041      E.I. du Pont de Nemours & Co.             3,308,558
                                                          -----------
                                                          $ 6,772,827
                                                          -----------
                  Diversified Metals & Mining - 3.2%
      17,212      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                               $ 1,763,197
     120,442      Rio Tinto Plc                            12,711,752
      39,000      Teck Cominco, Ltd. (Class B)*             1,392,690
      15,829      Xstrata Plc*                              1,115,431
                                                          -----------
                                                          $16,983,070
                                                          -----------
                  Industrial Gases - 1.0%
      34,154      Air Products & Chemicals, Inc.          $ 3,368,609
      20,881      Praxair, Inc.                             1,852,354
                                                          -----------
                                                          $ 5,220,963
                                                          -----------
                  Specialty Chemicals - 0.5%
      52,811      Ecolab, Inc.                            $ 2,704,451
                                                          -----------
                  Total Materials                         $38,879,358
                                                          -----------
                  Capital Goods - 12.5%
                  Aerospace & Defense - 3.2%
      88,683      General Dynamics Corp.                  $ 7,891,900
     115,140      United Technologies Corp.                 8,812,816
                                                          -----------
                                                          $16,704,716
                                                          -----------
                  Construction & Farm Machinery &
                  Heavy Trucks - 6.0%
      93,587      Caterpillar, Inc.                       $ 6,790,673
     140,731      Deere & Co.                              13,104,871
     211,584      PACCAR, Inc.*                            11,527,096
                                                          -----------
                                                          $31,422,640
                                                          -----------

      Shares                                                    Value
                  Electrical Component &
                  Equipment - 1.3%
      77,725      Emerson Electric Co.                    $ 4,403,899
      38,048      Rockwell International Corp.              2,623,790
                                                          -----------
                                                          $ 7,027,689
                                                          -----------
                  Industrial Conglomerates - 1.6%
      48,151      3M Co.                                  $ 4,060,092
     109,417      General Electric Co.                      4,056,088
                                                          -----------
                                                          $ 8,116,180
                                                          -----------
                  Industrial Machinery - 0.4%
      25,311      Parker Hannifin Corp.                   $ 1,906,171
                                                          -----------
                  Total Capital Goods                     $65,177,396
                                                          -----------
                  Transportation - 4.6%
                  Airlines - 1.0%
     119,590      Delta Air Lines, Inc.*                  $ 1,780,695
     269,378      Southwest Airlines Co.                    3,286,412
                                                          -----------
                                                          $ 5,067,107
                                                          -----------
                  Railroads - 3.6%
      50,931      Burlington Northern, Inc.               $ 4,238,987
      81,492      Canadian National Railway Co.             3,824,420
     211,310      Norfolk Southern Corp.                   10,658,476
                                                          -----------
                                                          $18,721,883
                                                          -----------
                  Total Transportation                    $23,788,990
                                                          -----------
                  Automobiles & Components - 2.6%
                  Auto Parts & Equipment - 1.9%
     274,164      Johnson Controls, Inc.                  $ 9,880,871
                                                          -----------
                  Automobile Manufacturers - 0.7%
     513,875      Ford Motor Corp.*                       $ 3,458,379
                                                          -----------
                  Total Automobiles & Components          $13,339,250
                                                          -----------
                  Consumer Durables & Apparel - 0.6%
                  Apparel, Accessories & Luxury Goods - 0.6%
      86,748      Coach, Inc.*                            $ 2,652,754
      24,622      Liz Claiborne, Inc.                         501,058
                                                          -----------
                                                          $ 3,153,812
                                                          -----------
                  Total Consumer Durables & Apparel       $ 3,153,812
                                                          -----------
                  Media - 4.9%
                  Movies & Entertainment - 0.4%
      72,496      The Walt Disney Co.                     $ 2,340,171
                                                          -----------
                  Publishing - 4.5%
     305,872      Elsevier NV                             $ 6,096,564
      66,125      Gannett Co.                               2,578,875
     122,298      John Wiley & Sons, Inc.                   5,239,246
     218,757      McGraw-Hill Co., Inc.                     9,583,744
                                                          -----------
                                                          $23,498,429
                                                          -----------
                  Total Media                             $25,838,600
                                                          -----------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                 Value
                  Retailing - 4.2%
                  Department Stores - 1.6%
      97,655      J.C. Penney Co., Inc.                $ 4,295,843
     110,883      Nordstrom, Inc.                        4,072,733
                                                       -----------
                                                       $ 8,368,576
                                                       -----------
                  General Merchandise Stores - 1.5%
     155,377      Target Corp.                         $ 7,768,850
                                                       -----------
                  Home Improvement Retail - 0.6%
     145,964      Lowe's Companies, Inc.               $ 3,301,706
                                                       -----------
                  Specialty Stores - 0.5%
      29,916      Barnes & Noble, Inc.                 $ 1,030,606
      71,209      Staples, Inc.                          1,642,792
                                                       -----------
                                                       $ 2,673,398
                                                       -----------
                  Total Retailing                      $22,112,530
                                                       -----------
                  Food & Drug Retailing - 2.8%
                  Drug Retail - 2.1%
      77,803      CVS Corp.                            $ 3,092,669
     202,893      Walgreen Co.                           7,726,165
                                                       -----------
                                                       $10,818,834
                                                       -----------
                  Food Distributors - 0.7%
     119,928      Sysco Corp.                          $ 3,742,953
                                                       -----------
                  Total Food & Drug Retailing          $14,561,787
                                                       -----------
                  Food, Beverage & Tobacco - 7.5%
                  Packaged Foods & Meats - 5.0%
     122,621      Campbell Soup Co.                    $ 4,381,248
      65,647      General Mills, Inc.                    3,741,879
     105,625      H.J. Heinz Co., Inc.                   4,930,575
     130,278      Hershey Foods Corp.                    5,132,953
      45,036      Kellogg Co.                            2,361,238
     174,744      Kraft Foods, Inc.                      5,701,897
                                                       -----------
                                                       $26,249,790
                                                       -----------
                  Soft Drinks - 2.5%
      65,260      Coca-Cola Co.                        $ 4,005,006
     116,625      PepsiCo, Inc.                          8,851,838
                                                       -----------
                                                       $12,856,844
                                                       -----------
                  Total Food, Beverage & Tobacco       $39,106,634
                                                       -----------
                  Household & Personal Products - 2.0%
                  Household Products - 1.7%
      14,697      Clorox Co.                           $   957,803
      99,984      Colgate-Palmolive Co.                  7,794,753
                                                       -----------
                                                       $ 8,752,556
                                                       -----------
                  Personal Products - 0.3%
      40,230      Estee Lauder Co.                     $ 1,754,430
                                                       -----------
                  Total Household & Personal
                  Products                             $10,506,986
                                                       -----------

      Shares                                                 Value
                  Health Care Equipment & Services - 5.2%
                  Health Care Equipment - 5.2%
     108,034      Becton, Dickinson & Co.              $ 9,029,482
      65,775      C. R. Bard, Inc.                       6,235,470
      77,360      Medtronic, Inc.                        3,888,887
     107,219      St. Jude Medical, Inc.*                4,357,380
      54,679      Zimmer Holdings, Inc.*                 3,617,016
                                                       -----------
                                                       $27,128,235
                                                       -----------
                  Total Health Care Equipment &
                  Services                             $27,128,235
                                                       -----------
                  Pharmaceuticals & Biotechnology - 7.2%
                  Pharmaceuticals - 7.2%
     105,888      Abbott Laboratories                  $ 5,945,611
      75,021      Barr Laboratorie, Inc.*                3,983,615
      82,517      Eli Lilly & Co.                        4,405,583
      69,866      Merck & Co., Inc.                      4,059,913
     211,239      Pfizer, Inc.                           4,801,463
      52,757      Roche Holdings AG (A.D.R.)             4,553,140
     273,208      Schering-Plough Corp.                  7,278,261
      51,043      Teva Pharmaceutical Industries,
                  Ltd. (A.D.R.)                          2,372,479
                                                       -----------
                                                       $37,400,065
                                                       -----------
                  Total Pharmaceuticals &
                  Biotechnology                        $37,400,065
                                                       -----------
                  Banks - 4.7%
                  Diversified Banks - 2.6%
      29,492      Banco Bilbao Vizcaya SP (A.D.R.)     $   715,181
     170,707      U.S. Bancorp                           5,418,240
      56,495      Wachovia Corp.                         2,148,505
     171,544      Wells Fargo & Co.                      5,178,913
                                                       -----------
                                                       $13,460,839
                                                       -----------
                  Regional Banks - 2.1%
     175,553      National City Corp.                  $ 2,889,602
      78,268      SunTrust Banks, Inc.                   4,890,967
      65,675      Zions Bancorporation                   3,066,366
                                                       -----------
                                                       $10,846,935
                                                       -----------
                  Total Banks                          $24,307,774
                                                       -----------
                  Diversified Financials - 1.4%
                  Asset Management & Custody Banks - 0.6%
      54,102      T. Rowe Price Associates, Inc.       $ 3,293,730
                                                       -----------
                  Consumer Finance - 0.8%
      77,593      American Express Co.                 $ 4,036,388
                                                       -----------
                  Total Diversified Financials         $ 7,330,118
                                                       -----------
                  Insurance - 3.9%
                  Life & Health Insurance - 0.9%
      74,228      MetLife, Inc.                        $ 4,573,929
                                                       -----------

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                         Value
                  Multi-Line Insurance - 0.8%
      48,374      Hartford Financial Services Group, Inc.     $  4,217,729
                                                              ------------
                  Property & Casualty Insurance - 2.2%
     158,975      Chubb Corp.*                                $  8,676,856
      52,254      Safeco Corp.                                   2,909,503
                                                              ------------
                                                              $ 11,586,359
                                                              ------------
                  Total Insurance                             $ 20,378,017
                                                              ------------
                  Software & Services - 3.6%
                  Application Software - 0.7%
      88,854      Adobe Systems, Inc.*                        $  3,796,731
                                                              ------------
                  Data Processing & Outsourced Services - 1.6%
      79,926      Automatic Data Processing, Inc.             $  3,559,105
      38,161      DST Systems, Inc.*                             3,150,191
      30,647      Fiserv, Inc.*                                  1,700,602
                                                              ------------
                                                              $  8,409,898
                                                              ------------
                  Systems Software - 1.3%
     186,884      Microsoft Corp.                             $  6,653,070
                                                              ------------
                  Total Software & Services                   $ 18,859,699
                                                              ------------
                  Technology Hardware & Equipment - 8.9%
                  Communications Equipment - 4.1%
     140,305      Cisco Systems, Inc.*                        $  3,798,056
      68,953      Corning, Inc.*                                 1,654,183
     296,965      Motorola, Inc.                                 4,763,319
     285,462      Nokia Corp. (A.D.R.)                          10,958,886
                                                              ------------
                                                              $ 21,174,444
                                                              ------------
                  Computer Hardware - 3.4%
     164,800      Dell, Inc.*                                 $  4,039,248
     197,096      Hewlett-Packard Co.                            9,949,406
     192,393      Sun Microsystems, Inc.*                        3,488,085
                                                              ------------
                                                              $ 17,476,739
                                                              ------------
                  Computer Storage & Peripherals - 0.3%
      89,858      EMC Corp.*                                  $  1,665,069
                                                              ------------
                  Office Electronics - 1.1%
     129,762      Canon, Inc. (A.D.R.)*                       $  5,946,992
                                                              ------------
                  Total Technology Hardware &
                  Equipment                                   $ 46,263,244
                                                              ------------

      Shares                                                         Value
                  Semiconductors - 3.3%
                  Semiconductor Equipment - 0.6%
     170,843      Applied Materials, Inc.                     $  3,034,172
                                                              ------------
                  Semiconductors - 2.7%
     266,014      Intel Corp.                                 $  7,091,933
     217,785      Texas Instruments, Inc.                        7,274,019
                                                              ------------
                                                              $ 14,365,952
                                                              ------------
                  Total Semiconductors                        $ 17,400,124
                                                              ------------
                  Telecommunication Services - 3.5%
                  Integrated Telecommunication Services - 3.5%
     345,391      AT&T Corp.                                  $ 14,354,450
      74,126      Verizon Communications, Inc.                   3,238,565
      61,447      Windstream Corp.                                 800,040
                                                              ------------
                                                              $ 18,393,055
                                                              ------------
                  Total Telecommunication Services            $ 18,393,055
                                                              ------------
                  Utilities - 1.1%
                  Electric Utilities - 0.6%
      80,776      Southern Co.                                $  3,130,070
                                                              ------------
                  Multi-Utilities - 0.5%
      50,378      Consolidated Edison, Inc.                   $  2,460,965
                                                              ------------
                  Total Utilities                             $  5,591,035
                                                              ------------
                  TOTAL COMMON STOCKS
                  (Cost $377,375,555)                         $519,640,837
                                                              ------------
                  TOTAL INVESTMENT
                  IN SECURITIES - 99.5%
                  (Cost $377,375,555)(a)                      $519,640,837
                                                              ------------
                  OTHER ASSETS
                  AND LIABILITIES - 0.5%                      $  2,648,738
                                                              ------------
                  TOTAL NET ASSETS - 100.0%                   $522,289,575
                                                              ============

(A.D.R.) American Depositary Receipt
*        Non-income producing security.
(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $378,215,163 was as follows:

         Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost  $158,142,506
         Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value   (16,716,832)
                                                              ------------
         Net unrealized gain                                  $141,425,674
                                                              ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $128,519,897 and $209,197,820, respectively.

8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year         Year        Year         Year         Year
                                                           Ended        Ended       Ended        Ended       Ended
Class I                                                  12/31/07     12/31/06    12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                    $  24.80     $  21.55     $  20.57     $  18.70     $  15.28
                                                        --------     --------     --------     --------     --------
Increase from investment operations:
 Net investment income                                  $   0.33     $   0.32     $   0.27     $   0.24     $   0.20
 Net realized and unrealized gain on investments and
  foreign currency transactions                             0.91         3.24         0.99         1.85         3.41
                                                        --------     --------     --------     --------     --------
    Net increase from investment operations             $   1.24     $   3.56     $   1.26     $   2.09     $   3.61
Distributions to shareowners:
 Net investment income                                     (0.32)       (0.31)       (0.28)       (0.22)       (0.19)
                                                        --------     --------     --------     --------     --------
 Net increase in net asset value                        $   0.92     $   3.25     $   0.98     $   1.87     $   3.42
                                                        --------     --------     --------     --------     --------
 Net asset value, end of period                         $  25.72     $  24.80     $  21.55     $  20.57     $  18.70
                                                        ========     ========     ========     ========     ========
Total return*                                               4.99%       16.63%        6.17%       11.26%       23.76%
Ratio of net expenses to average net assets+                0.70%        0.70%        0.70%        0.71%        0.76%
Ratio of net investment income to average net assets+       1.22%        1.35%        1.26%        1.26%        1.16%
Portfolio turnover rate                                       24%           9%          23%          17%          11%
Net assets, end of period (in thousands)                $374,349     $386,917     $382,973     $454,136     $154,839
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                               0.70%        0.70%        0.70%        0.71%        0.76%
 Net investment income                                      1.22%        1.35%        1.26%        1.26%        1.16%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

 The accompanying notes are an integral part of these financial statements.   9

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Year         Year         Year         Year         Year
                                                          Ended        Ended        Ended        Ended       Ended
Class II                                                12/31/07     12/31/06     12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                    $  24.73     $  21.49     $  20.51     $  18.66     $ 15.25
                                                        --------     --------     --------     --------     -------
Increase from investment operations:
 Net investment income                                  $   0.24     $   0.25     $   0.20     $   0.18     $  0.14
 Net realized and unrealized gain on investments and
  foreign currency transactions                             0.97         3.25         1.01         1.85        3.42
                                                        --------     --------     --------     --------     -------
    Net increase from investment operations             $   1.21     $   3.50     $   1.21     $   2.03     $  3.56
Distributions to shareowners:
 Net investment income                                     (0.26)       (0.26)       (0.23)       (0.18)      (0.15)
                                                        --------     --------     --------     --------     -------
 Net increase in net asset value                        $   0.95     $   3.24     $   0.98     $   1.85     $  3.41
                                                        --------     --------     --------     --------     -------
 Net asset value, end of period                         $  25.68     $  24.73     $  21.49     $  20.51     $ 18.66
                                                        ========     ========     ========     ========     =======
Total return*                                               4.87%       16.35%        5.94%       10.93%      23.44%
Ratio of net expenses to average net assets+                0.95%        0.95%        0.95%        0.96%       1.00%
Ratio of net investment income to average net assets+       0.98%        1.10%        1.01%        1.00%       0.87%
Portfolio turnover rate                                       24%           9%          23%          17%         11%
Net assets, end of period (in thousands)                $147,940     $155,710     $116,656     $133,627     $87,488
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                               0.95%        0.95%        0.95%        0.96%       1.00%
 Net investment income                                      0.98%        1.10%        1.01%        1.00%       0.87%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

Note: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

10  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $377,375,555)                      $519,640,837
 Receivables --
 Investment securities sold                                          29,584,853
 Fund shares sold                                                       478,497
 Dividends and interest                                               1,049,174
 Forward foreign currency settlement contracts, net                         872
 Other                                                                    2,403
                                                                   ------------
  Total assets                                                     $550,756,636
                                                                   ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                   $    746,336
 Fund shares repurchased                                             27,277,900
 Due to bank                                                            313,007
 Due to affiliates                                                       36,523
 Accrued expenses                                                        93,295
                                                                   ------------
  Total liabilities                                                $ 28,467,061
                                                                   ------------
NET ASSETS:
 Paid-in capital                                                   $367,334,221
 Undistributed net investment income                                      4,122
 Accumulated net realized gain on investments                        12,685,691
 Net unrealized gain on:
 Investments                                                        142,265,282
 Forward currency contracts and other assets and liabilities
  denominated in foreign currencies                                         259
                                                                   ------------
  Total net assets                                                 $522,289,575
                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $374,349,473/14,557,631 shares)                 $      25.72
                                                                   ============
 Class II (based on $147,940,102/5,759,878 shares)                 $      25.68
                                                                   ============

 The accompanying notes are an integral part of these financial statements.  11

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $71,251)                                 $ 10,166,379
 Interest                                                                                  252,898
                                                                                      ------------
  Total investment income                                                                               $ 10,419,277
                                                                                                        ------------
EXPENSES:
 Management fees                                                                      $  3,521,261
 Transfer agent fees and expenses
 Class I                                                                                     1,498
 Class II                                                                                    1,498
 Distribution fees
 Class II                                                                                  374,388
 Administrative fees                                                                       121,890
 Custodian fees                                                                             38,548
 Professional fees                                                                          53,331
 Printing expense                                                                           32,516
 Fees and expenses of nonaffiliated trustees                                                11,900
 Miscellaneous                                                                              21,223
                                                                                      ------------
  Total expenses                                                                                        $  4,178,053
  Less fees paid indirectly                                                                                   (4,628)
                                                                                                        ------------
  Net expenses                                                                                          $  4,173,425
                                                                                                        ------------
   Net investment income                                                                                $  6,245,852
                                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
REDEMPTIONS IN KIND AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                         $ 36,714,027
  Redemptions in kind                                                                    3,768,539
  Other assets and liabilities denominated in foreign currencies                           (24,201)     $ 40,458,365
                                                                                      ------------      ------------
 Change in net unrealized gain (loss) from:
  Investments                                                                         $(20,275,641)
  Other assets and liabilities denominated in foreign currencies                               259       (20,275,382)
                                                                                      ------------      ------------
 Net gain on investments, redemptions in kind and foreign currency transactions                         $ 20,182,983
                                                                                                        ------------
 Net increase in net assets resulting from operations                                                   $ 26,428,835
                                                                                                        ============

 12  The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                                  Year               Year
                                                                                                  Ended              Ended
                                                                                                12/31/07           12/31/06
FROM OPERATIONS:
Net investment income                                                                        $   6,245,852      $   6,619,117
Net realized gain on investments, redemptions in kind and foreign currency transactions         40,458,365         19,949,562
Change in net unrealized gain (loss) on investments and foreign currency transactions          (20,275,382)        52,425,564
                                                                                             -------------      -------------
  Net increase in net assets resulting from operations                                       $  26,428,835      $  78,994,243
                                                                                             -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.32 and $0.31 per share, respectively)                                           $  (4,719,451)     $  (5,053,431)
 Class II ($0.26 and $0.26 per share, respectively)                                             (1,540,471)        (1,530,263)
                                                                                             -------------      -------------
  Total distributions to shareowners                                                         $  (6,259,922)     $  (6,583,694)
                                                                                             -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $ 105,555,383      $  81,852,880
Shares issued in reorganization                                                                 55,441,058                 --
Redemptions in kind                                                                            (12,457,608)                --
Reinvestment of distributions                                                                    6,259,948          6,583,693
Cost of shares repurchased                                                                    (195,305,515)      (117,849,268)
                                                                                             -------------      -------------
  Net decrease in net assets resulting from
    Portfolio share transactions                                                             $ (40,506,734)     $ (29,412,695)
                                                                                             -------------      -------------
  Net increase (decrease) in net assets                                                      $ (20,337,821)     $  42,997,854
NET ASSETS:
Beginning of year                                                                            $ 542,627,396      $ 499,629,542
                                                                                             -------------      -------------
End of year                                                                                  $ 522,289,575      $ 542,627,396
                                                                                             =============      =============
Undistributed net investment income                                                          $       4,122      $      42,393
                                                                                             =============      =============

                                       '07 Shares        '07 Amount         '06 Shares        '06 Amount
Class I
Shares sold                             3,143,089       $  83,007,023        1,347,828       $ 31,570,652
Redemptions in kind                      (485,677)        (12,457,608)              --                 --
Reinvestment of distributions             180,581           4,719,477          218,022          5,053,431
Less shares repurchased                (3,884,694)       (101,180,009)      (3,732,955)       (85,740,891)
                                       ----------       -------------       ----------       ------------
  Net decrease                         (1,046,701)      $ (25,911,117)      (2,167,105)      $(49,116,808)
                                       ==========       =============       ==========       ============
Class II
Shares sold                               873,097       $  22,548,360        2,196,546       $ 50,282,228
Shares issued in reorganization         2,163,131          55,441,058               --                 --
Reinvestment of distributions              59,350           1,540,471           65,905          1,530,262
Less shares repurchased                (3,631,748)        (94,125,506)      (1,394,115)       (32,108,377)
                                       ----------       -------------       ----------       ------------
  Net increase (decrease)                (536,170)      $ (14,595,617)         868,336       $ 19,704,113
                                       ==========       =============       ==========       ============

 The accompanying notes are an integral part of these financial statements.   13

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Fund VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data, in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates, or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2007, the Portfolio had no open contracts.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of the statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2007, the Portfolio has reclassified $24,201 to decrease undistributed net investment income, $3,735,044 to decrease accumulated net realized loss on investments and $3,759,245 to increase paid in capital to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   At December 31, 2007, the Fund had a net capital loss carryforward of $3,284,322 of which the following amounts will expire in 2008 and 2009, if not utilized: $617,817 in 2008 and $2,666,505 in 2009.

   The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006, and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

-------------------------------------------------------------------------------
                                                2007               2006
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                            $  6,259,922        $6,583,694
                                            ------------        ----------
   Total distributions                      $  6,259,922        $6,583,694
                                            ============        ==========
 Distributable Earnings:
 Undistributed ordinary income              $      3,249
 Undistributed long-term gain                 16,809,621
 Capital loss carryforward from merger        (3,284,322)
 Unrealized appreciation                     141,426,806
                                            ------------
   Total                                    $154,955,354
                                            ============
-------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

F. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Portfolio and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Portfolio shares for the year ended December 31, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Trust's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $30,622 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,282 in transfer agent fees payable to PIMSS at December 31, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,619 in distribution fees payable to PFD at December 31, 2007.

5. Expense Offsets Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2007, the Portfolio's expenses were reduced by $4,628 under this arrangement.

6. Forward Foreign Currency Contracts
At December 31, 2007, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At December 31, 2007, the Portfolio had no outstanding portfolio hedges. The Portfolio's gross forward currency settlement contracts receivable and payable were $195,813, and $194,941, respectively, resulting in a net receivable of $872.

7. Merger Information
On December 14, 2006, beneficial owners of Pioneer Value VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 9, 2007, by exchanging all of Pioneer Value VCT Portfolio's Class II net assets for Pioneer Fund VCT Portfolio's shares, based on Pioneer Fund VCT Portfolio's Class II shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

------------------------------------------------------------------------------------------------------------
                                         Pioneer Fund             Pioneer Value            Pioneer Fund
                                         VCT Portfolio            VCT Portfolio            VCT Portfolio
                                     (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
------------------------------------------------------------------------------------------------------------
 Net Assets
  Class I                                 $387,923,502             $        --              $387,923,502
  Class II                                $121,673,765             $55,441,058              $177,114,823
                                          ------------             -----------              ------------
  Total Net Assets                        $509,597,267             $55,441,058              $565,038,325
                                          ============             ===========              ============
 Shares Outstanding
  Class I                                   15,092,480                      --                15,092,480
                                          ------------             -----------              ------------
  Class II                                   4,746,893               3,994,248                 6,910,024
                                          ============             ===========              ============
 Shares Issued in Reorganization
  Class II                                                                                     2,163,131
                                                                                            ============
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                              Realized
                                                              Unrealized Appreciation         Gain on
                                                                  on Closing Date           Closing Date
------------------------------------------------------------------------------------------------------------
 Pioneer Value VCT Portfolio                                        $6,684,495               $1,705,049
                                                                    ==========               ==========
------------------------------------------------------------------------------------------------------------

8. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer Fund VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                      [LOGO] Ernst & Young LLP

Boston, Massachusetts
February 8, 2008

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one and five year periods ended June 30, 2007 and in the first quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients, including oversight of the Portfolio's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the investment performance of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the second quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.                        The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's
Custodian                                                  operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                              their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act
Independent Registered Public Accounting Firm              are referred to as Interested Trustees. Trustees who are not
Ernst & Young LLP                                          interested persons of the Trust are referred to as Independent
                                                           Trustees. Each of the Trustees (except Mr. Bock) serves as a Trustee
Principal Underwriter                                      of each of the 77 U.S. registered investment portfolios for which
Pioneer Funds Distributor, Inc.                            Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all
Legal Counsel                                              Trustees and all officers of the Trust is 60 State Street, Boston,
Bingham McCutchen LLP                                      Massachusetts 02109.

Shareowner Services and Transfer                           The Statement of Additional Information provides more detailed
Pioneer Investment Management Shareholder Services, Inc.   information regarding the Trustees and Officers and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
 INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE       PRINCIPAL OCCUPATION                     OTHER DIRECTORSHIPS HELD
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE      DURING PAST FIVE YEARS                   BY THIS TRUSTEE
John F. Cogan, Jr. (81)*  Chairman of the  Trustee since 1994.     Deputy Chairman and a Director of        None
                          Board, Trustee   Servesuntil a successor Pioneer Global Asset Management S.p.A.
                          and President    trustee is elected or   ("PGAM"); Non-Executive Chairman and a
                                           earlier retirement or   Director of Pioneer Investment
                                           removal.                Management USA Inc. ("PIM-USA");
                                                                   Chairman and a Director of Pioneer;
                                                                   Chairman and Director of Pioneer
                                                                   Institutional Asset Management, Inc.
                                                                   (since 2006); Director of Pioneer
                                                                   Alternative Investment Management
                                                                   Limited (Dublin); President and a
                                                                   Director of Pioneer Alternative
                                                                   Investment Management (Bermuda) Limited
                                                                   and affiliated funds; Director of
                                                                   PIOGLOBAL Real Estate Investment Fund
                                                                   (Russia) (until June 2006); Director of
                                                                   Nano-C, Inc. (since 2003); Director of
                                                                   Cole Management Inc. (since 2004);
                                                                   Director of Fiduciary Counseling, Inc.;
                                                                   President and Director of Pioneer Funds
                                                                   Distributor, Inc. ("PFD") (until May
                                                                   2006); President of all of the Pioneer
                                                                   Funds; and Of Counsel, Wilmer Cutler
                                                                   Pickering Hale and Dorr LLP

*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                       POSITIONS HELD   LENGTH OF SERVICE              PRINCIPAL OCCUPATION             OTHER DIRECTORSHIPS HELD
NAME AND AGE           WITH THE TRUST   AND TERM OF OFFICE             DURING PAST FIVE YEARS           BY THIS TRUSTEE
David R. Bock (64)     Trustee          Trustee since 2005. Serves     Executive Vice President and     Director of The Enterprise
                                        until a successor trustee is   Chief Financial Officer,         Social Investment Company
                                        elected or earlier             I-trax, Inc. (publicly traded    (privately-held affordable
                                        retirement or removal.         health care services company)    housing finance company);
                                                                       (2004 - present); Partner,       and Director of New York
                                                                       Federal City Capital Advisors    Mortgage Trust (publicly
                                                                       (boutique merchant bank) (1997   traded mortgage REIT)
                                                                       to 2004); and Executive Vice
                                                                       President and Chief Financial
                                                                       Officer, Pedestal Inc.
                                                                       (internet- based mortgage
                                                                       trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)      Trustee          Trustee since 2000. Serves     President, Bush International,   Director of Brady
                                        until a successor trustee is   LLC (international financial     Corporation (industrial
                                        elected or earlier             advisory firm)                   identification and
                                        retirement or removal.                                          specialty coated material
                                                                                                        products manufacturer);
                                                                                                        Director of Briggs &
                                                                                                        Stratton Co. (engine
                                                                                                        manufacturer); Director
                                                                                                        of UAL Corporation
                                                                                                        (airline holding company)
                                                                                                        Director of Mantech
                                                                                                        International Corporation
                                                                                                        (national security,
                                                                                                        defense, and intelligence
                                                                                                        technology firm): and
                                                                                                        Member, Board of
                                                                                                        Governors, Investment
                                                                                                        Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham   Trustee          Trustee since 2000. Serves     Founding Director,               None
(60)                                    until a successor trustee is   Vice-President and Corporate
                                        elected or earlier             Secretary, The Winthrop Group,
                                        retirement or removal.         Inc. (consulting firm); and
                                                                       Desautels Faculty of
                                                                       Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)   Trustee          Trustee since 2006. Serves     Private investor                 Director of Quadriserv Inc.
                                        until a successor trustee is   (2004 - present); and Senior     (technology - products for
                                        elected or earlier             Executive Vice President, The    securities lending industry)
                                        retirement or removal.         Bank of New York (financial
                                                                       and securities services)
                                                                       (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee          Trustee since 1994. Serves     President and Chief Executive    Director of New America
(59)                                    until a successor trustee is   Officer, Newbury, Piret &        High Income Fund, Inc.
                                        elected or earlier             Company, Inc. (investment        (closed-end investment
                                        retirement or removal.         banking firm)                    company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)     Trustee          Trustee since 2000. Serves     President, John Winthrop &       None
                                        until a successor trustee is   Co., Inc. (private investment
                                        elected or earlier             firm)
                                        retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                          POSITIONS HELD   LENGTH OF SERVICE           PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS HELD
NAME AND AGE              WITH THE TRUST   AND TERM OF OFFICE          DURING PAST FIVE YEARS              BY THIS TRUSTEE
Daniel K. Kingsbury (49)  Executive Vice   Since March 2007. Serves    Director, CEO and President of       None
                          President        at the discretion of the    Pioneer Investment Management USA
                                           Board                       Inc., Pioneer Investment
                                                                       Management, Inc. and Pioneer
                                                                       Institutional Asset Management,
                                                                       Inc. (since March 2007); Executive
                                                                       Vice President of all of the
                                                                       Pioneer Funds (since March 2007);
                                                                       Director of Pioneer Global Asset
                                                                       Management S.p.A. (since March
                                                                       2007); Head of New Markets
                                                                       Division, Pioneer Global Asset
                                                                       Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)  Secretary        Since 2000. Serves at the   Secretary of PIM-USA; Senior Vice    None
                                           discretion of the Board     President - Legal of Pioneer;
                                                                       Secretary/ Clerk of most of
                                                                       PIM-USA's subsidiaries; and
                                                                       Secretary of all of the Pioneer
                                                                       Funds since September 2003
                                                                       (Assistant Secretary from November
                                                                       2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley     Assistant        Since 2003. Serves at the   Associate General Counsel of         None
(43)                      Secretary        discretion of the Board     Pioneer since January 2008 and
                                                                       Assistant Secretary of all of the
                                                                       Pioneer Funds since September 2003;
                                                                       Vice President and Senior Counsel
                                                                       of Pioneer from July 2002 to
                                                                       December 2007
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)         Treasurer        Since 2000. Serves at the   Vice President - Fund Accounting,    None
                                           discretion of the Board     Administration and Controllership
                                                                       Services of Pioneer; and Treasurer
                                                                       of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)      Assistant        Since 2004. Serves at the   Deputy Treasurer of Pioneer since    None
                          Treasurer        discretion of the Board     2004 and Assistant Treasurer of all
                                                                       of the Pioneer Funds since November
                                                                       2004; Treasurer and Senior Vice
                                                                       President, CDC IXIS Asset
                                                                       Management Services from 2002
                                                                       to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)     Assistant        Since 2000. Serves at the   Assistant Vice President - Fund      None
                          Treasurer        discretion of the Board     Accounting, Administration and
                                                                       Controllership Services of Pioneer;
                                                                       and Assistant Treasurer of all of
                                                                       the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)        Assistant        Since 2002. Serves at the   Fund Accounting Manager - Fund       None
                          Treasurer        discretion of the Board     Accounting, Administration and
                                                                       Controllership Services of Pioneer;
                                                                       and Assistant Treasurer of all of
                                                                       the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan    Assistant        Since 2003. Serves at the   Fund Administration Manager - Fund   None
 (34)                     Treasurer        discretion of the Board     Accounting, Administration and
                                                                       Controllership Services since June
                                                                       2003 and Assistant Treasurer of all
                                                                       of the Pioneer Funds since
                                                                       September 2003; Assistant Vice
                                                                       President - Mutual Fund Operations
                                                                       of State Street Corporation from
                                                                       June 2002 to June 2003 (formerly
                                                                       Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                         POSITIONS HELD   LENGTH OF SERVICE          PRINCIPAL OCCUPATION                  OTHER DIRECTORSHIPS HELD
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE         DURING PAST FIVE YEARS                BY THIS TRUSTEE
Teri W. Anderholm (48)   Chief            Since January 2007.        Chief Compliance Officer of Pioneer   None
                         Compliance       Serves at the discretion   since December 2006 and of all the
                         Officer          of the Board               Pioneer Funds since January 2007;
                                                                     Vice President and Compliance
                                                                     Officer, MFS Investment Management
                                                                     (August 2005 to December 2006);
                                                                     Consultant, Fidelity Investments
                                                                     (February 2005 to July 2005);
                                                                     Independent Consultant (July 1997
                                                                     to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18649-02-0208

                                                           [LOGO] PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST


                      Pioneer Global High Yield VCT Portfolio -- Class II Shares


                                                                   ANNUAL REPORT
                                                               December 31, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio
  Portfolio and Performance Update                                    2
  Comparing Ongoing Portfolio Expenses                                3
  Portfolio Management Discussion                                     4
  Schedule of Investments                                             6
  Financial Statements                                               17
  Notes to Financial Statements                                      21
  Report of Independent Registered Public Accounting Firm            25
  Approval of Investment Advisory Agreement                          26
  Trustees, Officers and Service Providers                           28

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[The following data was represented as a pie chart in the printed material]

U.S. Corporate Bonds                             84.4%
Senior Floating Rate Loans                        5.2%
Asset Backed Securities                           3.3%
Temporary Cash Investment                         2.6%
Foreign Government Bonds                          1.3%
Collateralized Mortgage Obligations               1.2%
Convertible Corporate Bonds                       0.7%
U.S. Preferred Stocks                             0.7%
Municipal Bonds                                   0.4%
Rights/Warrants                                   0.2%


Maturity Distribution
(As a percentage of total investment in securities)

[The following data was represented as a pie chart in the printed material]

0-1 year                                         13.8%
1-3 years                                        11.9%
3-4 years                                        13.1%
4-6 years                                        50.6%
6-8 years                                         8.1%
8+ years                                          2.5%


Five Largest Holdings
(As a percentage of long-term holdings)

1.    Alfa Div Payment Rights Finance,
        Floating Rate Note, 3/15/12 (144A)         1.60%
2.    H3C Holdings, Ltd., Tranche B
        Term Loan, 9/28/12                         1.48
3.    True Move Co., Ltd., 10.75%,
        12/16/13 (144A)                            1.38
4.    Taganka Car Loan Finance Plc,
        Floating Rate Note, 11/14/13 (144A)        1.25
5.    First Data Corp., 9.875%, 9/24/15 (144A)     1.22

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/07      12/31/06
Class II                      $ 9.66       $ 10.38


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
Class II                    $ 0.8282       $ 0.0867          $ 0.0554

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Global High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[The following data was represented as a line graph in the printed material]

                         ML Global
                            High
        Pioneer           Yield and
         Global           Emerging
          High            Markets
       Yield VCT            Plus
        Portfolio          Index
3/05     $10,000          $10,000
12/05    $10,586          $10,542
12/06    $11,856          $11,909
12/07    $12,134          $12,396

The ML Global High Yield and Emerging Markets Plus Index tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                                                            Class II
--------------------------------------------------------------------------------
 Life-of-Class
 (3/18/05)                                                   7.01%
 1 Year                                                      2.34%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

Share Class                                                   II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/07                          $ 1,000.00
Ending Account Value on 12/31/07                           $   975.32
Expenses Paid During Period*                               $     4.98

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield VCT Portfolio


Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

Share Class                                                   II
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/07                          $ 1,000.00
Ending Account Value on 12/31/07                           $ 1,020.16
Expenses Paid During Period*                               $     5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

High-yielding bonds generated only modest returns in 2007, despite strong performance during the first six months of the year. Solid growth trends in markets throughout the world provided a favorable backdrop for corporate debt in the first half of 2007. However, worries about declining home values in the United States and a crisis in the subprime mortgage market led to increasing volatility and declining prices among credit-sensitive issues. In the following discussion, Andrew D. Feltus, leader of the team managing Pioneer Global High Yield VCT Portfolio, provides an update on the Portfolio and its investment strategies for the 12 months ending December 31, 2007.

Q.   How did the Portfolio perform during 2007?

A. Pioneer Global High Yield VCT Portfolio, Class II shares, had a total return of 2.34% for the 12 months ending December 31, 2007. During the same period, the Merrill Lynch High Yield Master II Index rose 2.19%, while the Merrill Lynch High Yield and Emerging Markets Plus Index gained 4.09%. The average return of the 108 variable annuity portfolios in Lipper's High Current Yield category was 2.55% for the year. On December 31, 2007, the 30-day SEC yield was 9.01% for Class I shares.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What were the principal factors affecting performance during 2007?

A. The environment for investing in high-yield bonds was much more favorable in the first half of the year than the second. During the year's first six months, high-yield benchmarks performed positively, producing total returns equivalent to their yields, plus some price appreciation. Corporate and lower-rated debt continued to benefit from the robust expansion of the global economy, strong corporate profit growth, and remarkably low default rates. That all changed in the second half of the year, however, as the effects of earlier monetary tightening policies by the U.S. Federal Reserve Board and other major central banks began to be felt. Signs of decelerating growth, particularly in the United States, started to appear, while the most speculative part of the domestic economy in recent years - the housing industry - began to slump. Falling home values created problems in the subprime mortgage market, which began to affect the balance sheets of banks and other home lenders as well as investors in some mortgage-related securities. As major banks began disclosing information about their exposure to subprime mortgages, anxieties spread through the financial markets. In a general flight to quality, investors increasingly sought out the highest-quality, lowest-risk securities, moving away from high-yield corporate bonds as well as stocks. The high prices and narrow spreads - or yield advantages of high-yield bonds over Treasuries - accelerated the flight to quality, as investors saw little reward for taking on the added credit risks of lower-rated corporate debt. Despite that trend, the underlying economic fundamentals of high-yield issuers remained strong. With corporations posting strong profits and solid balance sheets, the default rate of domestic high-yield corporate bonds remained below the long-term average rates. Faced with those difficulties, the U.S. Federal Reserve began lowering the target Fed funds rate and injected new liquidity into the financial system in the closing months of the year.

     Outside the United States, high-yield bonds in Europe and other major industrialized nations performed positively this past year, with the appreciation of most foreign currencies against the dollar boosting the returns of U.S.-based investors in foreign markets. Emerging market debt continued to outperform other parts of the high-yield universe. However, foreign high-yield investments, for the most part, generated only modestly positive returns in the closing months of the year as their yield advantages barely compensated for price losses in an increasingly volatile market.

A Word About Risk:

Investments in high yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q.   What were your principal strategies?

A. We did not make any notable changes during 2007 in the overall positioning of the Portfolio, although we did take profits and reduce exposure to the European market, where we thought investors were overly optimistic. We believed the high-yield market in Europe had become expensive, but we continued to favor securities denominated in the Norwegian krone, a currency that benefits from the strong demand for oil. We believed the U.S. dollar was likely to continue to weaken against other currencies, especially emerging markets, and so we maintained our positions in countries such as Brazil, Colombia and Argentina.

     While we have not predicted a recession, we believe the potential has increased in recent months, and we pared back our exposure to the more cyclical - or economically sensitive - areas of the market, such as basic industries and materials. As we did so, we added to our investments in less cyclical groups, including energy, health care and insurance. We became somewhat more defensive, and increased our investments in bank loans, which generally have lower credit risk than high-yield bonds.

     At the end of the fiscal year, on December 31, 2007, 62.3% of Portfolio assets was invested in U.S. high-yield corporate bonds, 27.9% in emerging market debt and 7.5% in high-yield corporates from foreign developed nations. A total of 9.3% of assets was invested in securities denominated in foreign currencies. The average credit rating of Portfolio holdings was B-. The Portfolio's effective duration - a measure of price sensitivity to changes in interest rates - was 4.00 years, while the average maturity of Portfolio holdings was 6.80 years.

Q.   What types of investments most affected performance?

A. Many of the Portfolio's top individual performers during 2007 were the bonds of companies that bought back their outstanding debt as they made initial public stock offerings. They included bonds of: New World Resources, a Czech coal miner; SulAmerica, a Brazilian insurance company; Codere, a Spanish-based operator of slot machine parlors and other gaming facilities in Europe; and Intomex, a Miami-based retailer of computers in Latin America. Other bond holdings appreciated when their issuing companies were acquired by other corporations. They included bonds of Compucom (CRH Holding), a computer services company and Mirant Jamaica, a Jamaican utility. In addition, when Hexion acquired Huntsman, another chemical company, the Portfolio's investment in Hexion bonds appreciated.

     Our investment in bonds of ATF, a Kazak-based bank, also helped performance when the company was acquired by an Italian-based financial corporation. However, our holdings in two other Kazak banks, BTA and KKB, did not perform as well. In general, the Portfolio's increased exposure to emerging market corporates late in 2007 did not help, as the securities tended to underperform in a volatile market. Individual investments that detracted from results included bonds of: Tropicana Casinos & Resorts, which was hurt by slowing business at its Atlantic City, N.J. operation; homebuilder William Lyons; and Land Source, a joint venture by homebuilder Lennar and the California Public Employees' Retirement System (CALPERS).

Q.   What is your investment outlook?

A. We think economic growth has decelerated in recent months. While we do not predict a recession, we think the potential of a significant downturn has increased. The prices of high-yield bonds - as reflected in their spreads or yield advantages over Treasuries - have become more attractive after recent volatility. We believe the default rate for high-yield debt is likely to rise, but not big enough to justify current yield spreads. We anticipate that the Federal Reserve Board, in an effort to stimulate the economy, is likely to reduce short-term rates further in coming months.

     We have positioned the Portfolio relatively defensively, consistent with the outlook for an environment of slowing, but persistent economic growth.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                             CONVERTIBLE CORPORATE BONDS - 0.7%
                             Pharmaceuticals & Biotechnology - 0.1%
                             Pharmaceuticals - 0.1%
   30,000                    Pharm Resources, 2.875%, 9/30/10                                       $    27,600
                                                                                                    -----------
                             Total Pharmaceuticals & Biotechnology                                  $    27,600
                                                                                                    -----------
                             Real Estate - 0.4%
                             Retail Real Estate Investment Trust - 0.4%
   75,000                    General Growth Properties, 3.98%, 4/15/27 (144A)                       $    60,563
                                                                                                    -----------
                             Total Real Estate                                                      $    60,563
                                                                                                    -----------
                             Software & Services - 0.2%
                             Systems Software - 0.2%
   30,000                    Macrovision Corp., 2.625%, 8/15/11 (144A)                              $    28,275
                                                                                                    -----------
                             Total Software & Services                                              $    28,275
                                                                                                    -----------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $130,226)                                                        $   116,438
                                                                                                    -----------
                             ASSET BACKED SECURITIES - 3.4%
                             Transportation - 0.2%
                             Airlines - 0.2%
   11,181                    American Airlines, Inc., 7.379%, 5/23/16                               $    10,398
   21,521                    Continental Airlines, Inc., 8.499%, 5/1/11                                  21,360
                                                                                                    -----------
                                                                                                    $    31,758
                                                                                                    -----------
                             Total Transportation                                                   $    31,758
                                                                                                    -----------
                             Consumer Services - 0.6%
                             Restaurants - 0.6%
  100,000                    Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)                $   101,013
                                                                                                    -----------
                             Total Consumer Services                                                $   101,013
                                                                                                    -----------
                             Banks - 1.2%
                             Thrifts & Mortgage Finance - 1.2%
  200,000             8.40   Taganka Car Loan Finance Plc, Floating Rate Note, 11/14/13 (144A)      $   200,000
                                                                                                    -----------
                             Total Banks                                                            $   200,000
                                                                                                    -----------
                             Technology Hardware & Equipment - 0.5%
                             Electronic Manufacturing Services - 0.5%
   90,000                    CIA Transporte Energia, 8.875%, 12/15/16 (144A)                        $    79,290
                                                                                                    -----------
                             Total Technology Hardware & Equipment                                  $    79,290
                                                                                                    -----------
                             Utilities - 0.9%
                             Electric Utilities - 0.9%
   95,443                    Ormat Funding Corp., 8.25%, 12/30/20                                   $    95,443
   41,594                    Tenaska Alabama, 7.0%, 6/30/21 (144A)                                       41,514
                                                                                                    -----------
                                                                                                    $   136,957
                                                                                                    -----------
                             Total Utilities                                                        $   136,957
                                                                                                    -----------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $560,917)                                                        $   549,018
                                                                                                    -----------
                             COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
                             Materials - 0.4%
                             Forest Products - 0.4%
   65,000                    T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                             $    58,777
                                                                                                    -----------
                             Total Materials                                                        $    58,777
                                                                                                    -----------

6    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                                      Telecommunication Services - 0.8%
                                      Integrated Telecommunication Services - 0.8%
      100,000                         Global Tower Partners Acquisition, 7.87%, 5/15/37 (144A)      $    95,916
       40,000                         SBA CMBS Trust, 7.825%, 11/15/36 (144A)                            37,423
                                                                                                    -----------
                                                                                                    $   133,339
                                                                                                    -----------
                                      Total Telecommunication Services                              $   133,339
                                                                                                    -----------
                                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                      (Cost $205,531)                                               $   192,116
                                                                                                    -----------
                                      CORPORATE BONDS - 86.5% Energy - 15.2%
                                      Coal & Consumable Fuels - 1.4%
      150,000                         Massey Energy Co., 6.875%, 12/15/13                           $   141,375
 EURO  65,000                         New World Resources BV, 7.375%, 5/15/15 (144A)                     82,907
                                                                                                    -----------
                                                                                                    $   224,282
                                                                                                    -----------
                                      Integrated Oil & Gas - 0.6%
      100,000                         Pioneer Natural Resources, 10.0%, 6/1/13                      $    92,000
                                                                                                    -----------
                                      Oil & Gas Drilling - 1.7%
      100,000                         DDI Holding AS, 9.3%, 1/19/12 (144A)                          $   103,500
      100,000                         Norse Energy ASA, 6.5%, 7/14/11 (144A)                             83,000
 NOK  500,000           10.94         Sevan Drilling, Floating Rate Note, 12/7/12                        92,051
                                                                                                    -----------
                                                                                                    $   278,551
                                                                                                    -----------
                                      Oil & Gas Equipment & Services - 1.2%
       25,000                         Bristow Group, Inc., 7.5%, 9/15/17 (144A)                     $    25,125
       75,000                         Complete Production Service, 8.0%, 12/15/16                        72,562
 NOK  500,000                         Petromena AS, 9.75%, 5/24/12 (144A)                                92,511
                                                                                                    -----------
                                                                                                    $   190,198
                                                                                                    -----------
                                      Oil & Gas Exploration & Production - 4.7%
       10,000                         Baytex Energy, Ltd., 9.625%, 7/15/10                          $    10,200
       75,000                         Forest Oil Corp., 7.25%, 6/15/19                                   75,375
       35,000                         Harvest Operations Corp., 7.875%, 10/15/11                         32,988
      105,000                         Hilcorp Energy, 7.75%, 11/1/15 (144A)                             103,163
       60,000                         Hilcorp Energy, 9.0%, 6/1/16 (144A)                                62,100
       50,000                         Mariner Energy, Inc., 7.5%, 4/15/13                                48,124
NOK 1,000,000                         PA Resources AB, 8.75%, 3/10/10                                   179,499
      100,000                         Parallel Petroleum Corp., 10.25%, 8/1/14 (144A)                   100,000
       60,000                         Quicksilver Resources, Inc., 7.125%, 4/1/16                        58,950
       60,000                         Range Resources Corp., 7.5%, 5/15/16                               61,200
       25,000                         Stone Energy Corp., 6.75%, 12/15/14                                23,188
                                                                                                    -----------
                                                                                                    $   754,787
                                                                                                    -----------
                                      Oil & Gas Refining & Marketing - 3.3%
      110,000                         Aventine Renewable Energy, 10.0%, 4/1/17                      $   100,100
      100,000                         Biofuel Energy, 19.0%, 6/7/12                                      99,000
      205,000                         Petroplus Finance, Ltd., 6.75%, 5/1/14 (144A)                     190,906
      105,000                         Verasun Energy Corp., 9.375%, 6/1/17 (144A)                        91,613
       50,000                         Verasun Energy Corp., 9.875%, 12/15/12                             50,375
                                                                                                    -----------
                                                                                                    $   531,994
                                                                                                    -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                                      Oil & Gas Storage & Transportation - 2.3%
     100,000                          Blt Finance BV, 7.5%, 5/15/14 (144A)                          $    85,500
      70,000                          Copano Energy LLC, 8.125%, 3/1/16                                  70,524
      60,000           8.375          Enterprise Products, Floating Rate Note, 8/1/66                    61,430
      60,000            7.00          Teppco Partners LP, Floating Rate Note, 6/1/67                     54,813
     105,000                          Transport De Gas Del Sur, 7.875%, 5/14/17 (144A)                   91,088
                                                                                                    -----------
                                                                                                    $   363,355
                                                                                                    -----------
                                      Total Energy                                                  $ 2,435,167
                                                                                                    -----------
                                      Materials - 12.6% Aluminum - 1.8%
     100,000                          Aleris International, Inc., 9.0%, 12/15/14                    $    83,500
     100,000                          CII Carbon LLC, 11.125%, 11/15/15 (144A)                           98,500
      61,000                          Indalex Holding, 11.5%, 2/1/14                                     53,680
      65,000           8.74           Noranda Aluminum Acquisition, Floating Rate Note,
                                       5/15/15 (144A)                                                    54,600
                                                                                                    -----------
                                                                                                    $   290,280
                                                                                                    -----------
                                      Commodity Chemicals - 3.7%
     150,000                          Basell Finance Co., 8.1%, 3/15/27 (144A)                      $   114,000
     100,000                          Georgia Gulf Corp., 9.5%, 10/15/14                                 79,750
      99,000                          Georgia Gulf Corp., 10.75%, 10/15/16 (d)                           66,330
EURO 150,000                          Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)                  182,890
EURO  50,000                          Nell AF Sarl, 8.375%, 8/15/15 (144A)                               62,424
      40,000           7.86           Nova Chemicals Corp., Floating Rate Note, 11/15/13                 37,400
      50,000                          Tronox Worldwide/Finance, 9.5%, 12/1/12                            48,250
                                                                                                    -----------
                                                                                                    $   591,044
                                                                                                    -----------
                                      Construction Materials - 0.5%
      20,000                          Advanced Glass Yarn Corp., 11.0%, 11/15/14 (144A)             $    19,400
      70,000                          U.S. Concrete, Inc., 8.375%, 4/1/14                                61,250
                                                                                                    -----------
                                                                                                    $    80,650
                                                                                                    -----------
                                      Diversified Metals & Mining - 0.2%
      10,000                          American Rock Salt Co., LLC, 9.5%, 3/15/14                    $    10,200
      25,000                          Freeport-McMoran Copper & Gold, 8.375%, 4/1/17                     26,813
                                                                                                    -----------
                                                                                                    $    37,013
                                                                                                    -----------
                                      Forest Products - 0.3%
      30,000                          Ainsworth Lumber, 6.75%, 3/15/14                              $    18,075
      30,000                          Mandra Forestry, 12.0%, 5/15/13 (144A)                             33,900
                                                                                                    -----------
                                                                                                    $    51,975
                                                                                                    -----------
                                      Metal & Glass Containers - 1.1%
EURO  50,000                          Consol Glass, Ltd., 7.625%, 4/15/14 (144A)                    $    65,709
EURO  75,000                          Impress Metal Pack Holding, 9.25%, 9/15/14 (144A)                 111,158
                                                                                                    -----------
                                                                                                    $   176,867
                                                                                                    -----------
                                      Paper Packaging - 2.2%
     100,000                          AEP Industries, Inc., 7.875%, 3/15/13                         $    95,250
     160,000                          Exopack Holding Corp., 11.25%, 2/1/14                             156,800
     100,000                          Graphic Packaging Co., 9.5%, 8/15/13                               98,750
                                                                                                    -----------
                                                                                                    $   350,800
                                                                                                    -----------

8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                                      Specialty Chemicals - 1.4%
     100,000                          Hexion US Fin/Nova Scotia, 9.75%, 11/15/14                    $   108,000
     120,000                          Macermid, Inc., 9.5%, 4/15/17 (144A)                              112,800
                                                                                                    -----------
                                                                                                    $   220,800
                                                                                                    -----------
                                      Steel - 1.4%
      75,000                          Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)              $    61,500
EURO 100,000                          Bulgaria Steel Finance, 12.0%, 5/4/13                              77,258
      65,000           11.87          Pna Intermed Holding Corp., Floating Rate Note,
                                       2/15/13 (144A)                                                    58,825
      25,000                          Ryerson, Inc., 12.0%, 11/1/15 (144A)                               24,688
                                                                                                    -----------
                                                                                                    $   222,271
                                                                                                    -----------
                                      Total Materials                                               $ 2,021,700
                                                                                                    -----------
                                      Capital Goods - 4.3%
                                      Building Products - 0.0%
      10,000            9.12          Builders Firstsource, Inc., Floating Rate Note, 2/15/12       $     8,700
                                                                                                    -----------
                                      Construction & Engineering - 0.5%
      30,000                          CIA Latino Americano, 9.75%, 5/10/12                          $    29,156
      45,000                          Dycom Industries, 8.125%, 10/15/15                                 44,550
                                                                                                    -----------
                                                                                                    $    73,706
                                                                                                    -----------
                                      Construction, Farm Machinery & Heavy Trucks - 2.0%
     120,000                          Accuride Corp., 8.5%, 2/1/15                                  $    97,200
     135,000                          Stanadyne Corp., 10.0%, 8/15/14                                   130,275
     105,000                          Titan Wheel International, Inc., 8.0%, 1/15/12                    101,325
                                                                                                    -----------
                                                                                                    $   328,800
                                                                                                    -----------
                                      Heavy Electrical Equipment - 0.9%
      60,000                          Altra Industrial Motion, 9.0%, 12/1/11                        $    60,900
      85,000                          Altra Industrial Motion, 9.0%, 12/1/11                             86,275
                                                                                                    -----------
                                                                                                    $   147,175
                                                                                                    -----------
                                      Industrial Conglomerates - 0.4%
      75,000                          Industrias Unidas, 11.5%, 11/15/16 (144A)                     $    61,500
                                                                                                    -----------
                                      Industrial Machinery - 0.3%
      55,000                          Mueller Water Products, 7.375%, 6/1/17                        $    49,156
                                                                                                    -----------
                                      Trading Companies & Distributors - 0.2%
      25,000                          Glencore Funding LLC, 6.0%, 4/15/14 (144A)                    $    25,146
                                                                                                    -----------
                                      Total Capital Goods                                           $   694,183
                                                                                                    -----------
                                      Commercial Services & Supplies - 1.8%
                                      Diversified Commercial Services - 1.7%
    200,000                           NCO Group, Inc., 11.875%, 11/15/14                            $   186,000
     70,000            9.74           NCO Group, Inc., Floating Rate Note, 11/15/13                      67,200
     30,000                           Park-Ohio Industries, Inc., 8.375%, 11/15/14                       26,700
                                                                                                    -----------
                                                                                                    $   279,900
                                                                                                    -----------
                                      Environmental & Facilities Services - 0.1%
     13,000                           Clean Harbors, Inc., 11.25%, 7/15/12                          $    13,959
                                                                                                    -----------
                                      Total Commercial Services & Supplies                          $   293,859
                                                                                                    -----------
                                      Transportation - 1.0% Air Freight &
                                      Couriers - 0.5%
     75,000                           Ceva Group Plc, 10.0%, 9/1/14 (144A)                          $    77,063
                                                                                                    -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                                      Railroads - 0.5%
     40,000                           Kansas City Southern Mex, 7.375%, 6/1/14 (144A)               $    38,900
     45,000                           TFM SA De CV, 9.375%, 5/1/12                                       47,138
                                                                                                    -----------
                                                                                                    $    86,038
                                                                                                    -----------
                                      Total Transportation                                          $   163,101
                                                                                                    -----------
                                      Automobiles & Components - 1.1%
                                      Auto Parts & Equipment - 0.9%
    105,000                           Allison Transmission, 11.0%, 11/1/15 (144A)                   $    95,550
     25,000                           Allison Transmission, 11.25%, 11/1/15 (144A)                       22,063
     45,000                           Cooper Standard Auto, 8.375%, 12/15/14                             35,663
                                                                                                    -----------
                                                                                                    $   153,276
                                                                                                    -----------
                                      Automobile Manufacturers - 0.2%
EURO 25,000                           General Motors Corp., 7.25%, 7/3/13                           $    32,307
                                                                                                    -----------
                                      Total Automobiles & Components                                $   185,583
                                                                                                    -----------
                                      Consumer Durables & Apparel - 1.9%
                                      Homebuilding - 1.3%
    110,000           6.72            C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49 (144A)    $   101,240
    105,000                           Desarrollos Metropolitan, 10.875%, 5/9/17 (144A)                   73,500
     40,000                           Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)                     41,000
                                                                                                    -----------
                                                                                                    $   215,740
                                                                                                    -----------
                                      Housewares & Specialties - 0.6%
    100,000                           Yankee Acquisition Corp., 9.75%, 2/15/17 (d)                  $    91,500
                                                                                                    -----------
                                      Total Consumer Durables & Apparel                             $   307,240
                                                                                                    -----------
                                      Consumer Services - 1.0%
                                      Casinos & Gaming - 1.0%
    100,000                           Fontainebleau Las Vegas, 10.25%, 6/15/15 (144A)               $    86,750
     65,000                           Little Traverse Bay Odawa Inn, 10.25%, 2/15/14 (144A)              65,325
                                                                                                    -----------
                                                                                                    $   152,075
                                                                                                    -----------
                                      Total Consumer Services                                       $   152,075
                                                                                                    -----------
                                      Media - 2.1% Broadcasting & Cable TV - 1.0%
     40,000                           CCH I LLC, 11.0%, 10/1/15                                     $    32,600
     50,000                           CCH II LLC/CCH II Capital Corp., 10.25%, 9/15/10                   48,750
     75,000                           Kabel Deutschland GMBH, 10.625%, 7/1/14                            78,750
                                                                                                    -----------
                                                                                                    $   160,100
                                                                                                    -----------
                                      Movies & Entertainment - 0.6%
     85,000                           Corp Interamer De Entret, 8.875%, 6/14/15 (144A)              $    86,275
                                                                                                    -----------
                                      Publishing - 0.5%
     93,770                           AAC Group Holding Corp., 12.75%, 10/1/12                      $    85,800
                                                                                                    -----------
                                      Total Media                                                   $   332,175
                                                                                                    -----------
                                      Retailing - 1.9% Distributors - 0.6%
     60,000                           Intcomex, Inc., 11.75%, 1/15/11                               $    61,500
     35,000                           Kar Holdings, Inc., 10.0%, 5/1/15 (144A)                           31,238
                                                                                                    -----------
                                                                                                    $    92,738
                                                                                                    -----------

10   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                                      General Merchandise Stores - 0.7%
     75,000                           Central Garden, 9.125%, 2/1/13 (d)                            $    64,313
EURO 50,000           10.45           EDCON Holdings Property, Ltd., Floating Rate Note,
                                        6/15/15 (144A)                                                   56,948
                                                                                                    -----------
                                                                                                    $   121,261
                                                                                                    -----------
                                      Specialty Stores - 0.6%
    100,000                           Sally Holdings LLC, 10.5%, 11/15/16 (d)                       $    98,500
                                                                                                    -----------
                                      Total Retailing                                               $   312,499
                                                                                                    -----------
                                      Food, Beverage & Tobacco - 1.4%
                                      Distillers & Vintners - 0.4%
EURO  3,554                           Belvedere, 0.0%, 4/11/14                                      $     4,504
EURO 46,200                           Belvedere, 7.692%, 4/11/14                                         60,647
                                                                                                    -----------
                                                                                                    $    65,151
                                                                                                    -----------
                                      Packaged Foods & Meats - 0.7%
     30,000                           Bertin, Ltd., 10.25%, 10/5/16 (144A)                          $    31,314
     75,000                           Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)                    74,531
                                                                                                    -----------
                                                                                                    $   105,845
                                                                                                    -----------
                                      Tobacco - 0.3%
     50,000                           Alliance One Internationa, Inc., 8.5%, 5/15/12                $    48,750
                                                                                                    -----------
                                      Total Food, Beverage & Tobacco                                $   219,746
                                                                                                    -----------
                                      Health Care Equipment & Services - 5.5%
                                      Health Care Equipment - 0.6%
     50,000                           Accellent, Inc., 10.5%, 12/1/13                               $    42,000
     50,000                           Universal Hospital Services, 8.5%, 6/1/15                          50,500
                                                                                                    -----------
                                                                                                    $    92,500
                                                                                                    -----------
                                      Health Care Facilities - 2.1%
     35,000                           Hanger Orthopedic Group, 10.25%, 6/1/14                       $    35,875
     50,000                           HCA, Inc., 9.625%, 11/15/16                                        52,875
     70,000                           Psychiatric Solutions, 7.75%, 7/15/15                              69,825
    200,000                           Surgical Care Affiliates, 8.875%, 7/15/15 (144A)                  182,000
                                                                                                    -----------
                                                                                                    $   340,575
                                                                                                    -----------
                                      Health Care Services - 1.6%
    100,000                           AMR Holdco/Emcar Holdco, 10.0%, 2/15/15                       $   105,500
     75,000                           Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)                   75,000
     70,000                           Phibro Animal Health Corp., 13.0%, 8/1/14 (144A)                   70,000
                                                                                                    -----------
                                                                                                    $   250,500
                                                                                                    -----------
                                      Health Care Supplies - 0.6%
     20,000                           Bausch & Lomb, Inc., 9.875%, 11/1/15 (144A)                   $    20,300
     20,000           12.74           Medical Services Co., Floating Rate Note, 10/15/11                 18,300
EURO 50,000                           Pts Acquisition, 9.75%, 4/15/17 (144A)                             65,708
                                                                                                    -----------
                                                                                                    $   104,308
                                                                                                    -----------
                                      Managed Health Care - 0.6%
     90,000                           Multiplan, Inc., 10.375%, 4/15/16 (144A)                      $    89,550
                                                                                                    -----------
                                      Total Health Care Equipment & Services                        $   877,433
                                                                                                    -----------
                                      Pharmaceuticals & Biotechnology - 0.5%
                                      Biotechnology - 0.5%
    100,000                           Angiotech Pharmaceutical, 7.75%, 4/1/14 (d)                   $    83,750
                                                                                                    -----------
                                      Total Pharmaceuticals & Biotechnology                         $    83,750
                                                                                                    -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                                      Banks - 5.8% Diversified Banks - 5.8%
    150,000                           ALB Finance BV, 9.375%, 12/31/49                              $   103,500
    250,000            6.99           Alfa Div Payment Rights Finance, Floating Rate Note,
                                        3/15/12 (144A)                                                  256,653
     75,000                           ATF Bank JSC, 9.25%, 4/12/12 (f)                                 76,335
    100,000                           ATF Capital BV, 9.25%, 2/21/14 (144A) (f)                         101,000
    100,000                           Centercredit Internation, 8.625%, 1/30/14 (144A)                   80,000
     50,000                           Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                         48,363
    100,000                           TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                          91,250
    100,000                           TNK-BP Finance SA, 7.875%, 3/13/18 (144A)                          98,750
     80,000                           Turanalem Finance BV, 8.5%, 2/10/15 (144A)                         70,200
                                                                                                    -----------
                                                                                                    $   926,051
                                                                                                    -----------
                                      Total Banks                                                   $   926,051
                                                                                                    -----------
                                      Diversified Financials - 5.9%
                                      Consumer Finance - 2.9%
    100,000                           Ace Cash Express, Inc., 10.25%, 10/1/14 (144A)                $    96,500
    200,000                           Banco Macro SA, 8.5%, 2/1/17                                      171,500
    105,000                           Industrias Metalurgicas Pescarm, 11.25%, 10/22/14 (144A)           98,048
    100,000                           Hipotecaria Su Casita SA, 8.5%, 10/4/16 (144A)                    100,000
                                                                                                    -----------
                                                                                                    $   466,048
                                                                                                    -----------
                                      Investment Banking & Brokerage - 1.2%
    190,000                           Alliance One International, Inc., 10.375%, 10/15/17 (144A)    $   189,525
                                                                                                    -----------
                                      Multi-Sector Holding - 0.8%
    125,000                           Leucadia National, 8.125%, 9/15/15                            $   125,000
                                                                                                    -----------
                                      Specialized Finance - 1.0%
EURO 50,000                           Ceva Group Plc, 10.0%, 12/1/16 (144A)                         $    61,693
    125,000                           Power Contract Financing LLC, 0.0%, 2/5/10 (144A)                 107,969
                                                                                                    -----------
                                                                                                    $   169,662
                                                                                                    -----------
                                      Total Diversified Financials                                  $   950,235
                                                                                                    -----------
                                      Insurance - 2.7% Insurance Brokers - 0.9%
    150,000                           Hub International Holdings, 10.25%, 6/15/15 (144A)            $   127,500
     25,000                           USI Holdings Corp., 9.75%, 5/15/15 (144A)                          20,125
                                                                                                    -----------
                                                                                                    $   147,625
                                                                                                    -----------
                                      Life & Health Insurance - 0.8%
    135,000                           Presidential Life Corp., 7.875%, 2/15/09                      $   133,650
                                                                                                    -----------
                                      Multi-Line Insurance - 1.0%
    100,000                           Liberty Mutual Group, 7.0%, 3/15/37 (144A)                    $    90,653
     61,981                           Sul America Partecipacoe, 8.625%, 2/15/12 (144A)                   63,921
                                                                                                    -----------
                                                                                                    $   154,574
                                                                                                    -----------
                                      Total Insurance                                               $   435,849
                                                                                                    -----------
                                      Real Estate - 3.5%
                                      Real Estate Management & Development - 2.6%
     70,000                           Alto Palermo SA, 7.875%, 5/11/17 (144A)                       $    56,700
    135,000           10.70           Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)               105,638
    100,000                           Greentown China Holdings, 9.0%, 11/8/13 (144A)                     90,500
     90,000                           Inversiones Y Rep, 8.5%, 2/2/17 (144A)                             77,625
    100,000                           Neo-China Group Holdings, 9.75%, 7/23/14 (144A)                    86,375
                                                                                                    -----------
                                                                                                    $   416,838
                                                                                                    -----------

12   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                                      Real Estate Investment Trust - 0.9%
    140,000                           Trustreet Properties, Inc., 7.5%, 4/1/15                      $   150,605
                                                                                                    -----------
                                      Total Real Estate                                             $   567,443
                                                                                                    -----------
                                      Software & Services - 2.2%
                                      Application Software - 0.3%
     50,000                           Open Solutions, Inc., 9.75%, 2/15/15 (144A)                   $    45,563
                                                                                                    -----------
                                      Data Processing & Outsourced Services - 1.2%
    210,000                           First Data Corp., 9.875%, 9/24/15 (144A)                      $   195,300
                                                                                                    -----------
                                      IT Consulting & Other Services - 0.7%
        120                           Msx International, 12.5%, 4/1/12 (144A)                       $   111,600
                                                                                                    -----------
                                      Total Software & Services                                     $   352,463
                                                                                                    -----------
                                      Technology Hardware & Equipment - 1.8%
                                      Communications Equipment - 0.4%
     70,000                           Mastec, Inc., 7.625%, 2/1/17                                  $    65,800
                                                                                                    -----------
                                      Computer Hardware - 0.8%
    150,000                           Activant Solutions, Inc., 9.5%, 5/1/16                        $   129,750
                                                                                                    -----------
                                      Technology Distributors - 0.6%
    100,000                           Da-Lite Screen Co., Inc., 9.5%, 5/15/11                       $    99,500
                                                                                                    -----------
                                      Total Technology Hardware & Equipment                         $   295,050
                                                                                                    -----------
                                      Semiconductors - 0.7%
                                      Semiconductors - 0.7%
     25,000                           Freescale Semiconductor, 8.875%, 12/15/14                     $    22,312
     50,000                           Freescale Semiconductor, 9.125%, 12/15/14                          42,500
     55,000            8.87           Freescale Semiconductor, Floating Rate Note, 12/15/14              46,750
                                                                                                    -----------
                                                                                                    $   111,562
                                                                                                    -----------
                                      Total Semiconductors                                          $   111,562
                                                                                                    -----------
                                      Telecommunication Services - 9.1%
                                      Integrated Telecommunication Services - 2.7%
    130,000                           Broadview Networks Holdings, 11.375%, 9/1/12                  $   136,175
    100,000                           Paetec Holdings, 9.5%, 7/15/15 (144A)                              97,500
    200,000                           PGS Solutions, Inc., 9.872%, 2/15/17 (144A)                       190,000
                                                                                                    -----------
                                                                                                    $   423,675
                                                                                                    -----------
                                      Wireless Telecommunication Services - 6.4%
EURO 45,000                           Cell C Pty, Ltd., 8.625%, 7/1/12 (144A)                       $    59,467
    165,000                           Cell C Pty, Ltd., 11.0%, 7/1/15 (144A)                            141,074
    120,000           13.24           Cleveland Unlimited, Inc., Floating Rate Note, 12/15/10 (144A)    126,000
     80,000                           Cricket Communications I, 9.375%, 11/1/14                          75,000
    100,000                           Digicel, Ltd., 9.25%, 9/1/12 (144A)                               101,880
    110,000                           Hughes Network System, 9.5%, 4/15/14                              111,375
    175,000                           Intelsat Intermediate, 0.0%, 2/1/15                               143,063
     50,000                           Mobile Telesystems Finance, 8.0%, 1/28/12 (144A)                   51,310
    220,000                           True Move Co., Ltd., 10.75%, 12/16/13 (144A)                      222,200
                                                                                                    -----------
                                                                                                    $ 1,031,369
                                                                                                    -----------
                                      Total Telecommunication Services                              $ 1,455,044
                                                                                                    -----------

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                                      Utilities - 4.5%
                                      Electric Utilities - 2.1%
    175,000                           Caiua Serv Electricidad, 11.125%, 4/2/49 (144A)               $   168,875
    100,000                           Intergen NV, 9.0%, 6/30/17 (144A)                                 105,250
     60,000                           Mirant JPSCO Finance, Ltd., 11.0%, 7/6/16 (144A)                   64,800
                                                                                                    -----------
                                                                                                    $   338,925
                                                                                                    -----------
                                      Gas Utilities - 0.9%
    145,000           7.20            Southern Union Co., Floating Rate Note, 11/1/66               $   142,619
                                                                                                    -----------
                                      Independent Power Producer & Energy Traders - 0.9%
    150,000                           TXU Energy Co., 10.25%, 11/1/15 (144A)                        $   148,500
                                                                                                    -----------
                                      Multi-Utilities - 0.6%
    100,000                           NSG Holdings LLC, 7.75%, 12/15/25 (144A)                      $    99,950
                                                                                                    -----------
                                      Total Utilities                                               $   729,994
                                                                                                    -----------
                                      TOTAL CORPORATE BONDS
                                      (Cost $14,505,199)                                            $13,902,202
                                                                                                    -----------
                                      FOREIGN GOVERNMENT BONDS - 1.4%
ITL35,000,000                         Banco Nac De Desen Econo, 8.0%, 4/28/10                       $    27,450
BRL 250,000                           Republic of Brazil, 12.5%, 1/5/22                                 157,654
COP70,000,000                         Republic of Columbia, 11.75%, 3/1/10                               35,798
                                                                                                    -----------
                                                                                                    $   220,902
                                                                                                    -----------
                                      TOTAL FOREIGN GOVERNMENT BONDS
                                      (Cost $224,471)                                               $   220,902
                                                                                                    -----------
                                      MUNICIPAL BONDS - 0.4%
                                      Muni Utilities - 0.4%
     50,000           7.42            San Antonio Texas Electric & Gas, Floating Rate Note,
                                        2/1/19 (144A)                                                $    66,128
                                                                                                    -----------
                                      TOTAL MUNICIPAL BONDS
                                      (Cost $64,690)                                                $    66,128
                                                                                                    -----------
                                      SENIOR FLOATING RATE LOAN INTERESTS - 5.4%**
                                      Energy - 0.6%
                                      Oil & Gas Exploration & Production - 0.6%
     99,555           9.2319          Concho Resources, Inc., Term Loan, 3/27/12                    $    98,933
                                                                                                    -----------
                                      Total Energy                                                  $    98,933
                                                                                                    -----------
                                      Materials - 0.6% Steel - 0.6%
     99,500           9.845           Niagara Corp., Term Loan, 6/29/14                             $    91,540
                                                                                                    -----------
                                      Total Materials                                               $    91,540
                                                                                                    -----------
                                      Capital Goods - 0.9%
                                      Electrical Component & Equipment - 0.9%
     33,482           7.4550          Flextronics International, A-1-A Delayed Loan, 10/1/14        $    32,812
    116,434           7.3944          Flextronics International, A Closing Date Loan, 10/1/14           114,105
                                                                                                    -----------
                                                                                                    $   146,917
                                                                                                    -----------
                                      Total Capital Goods                                           $   146,917
                                                                                                    -----------
                                      Consumer Durables & Apparel - 0.9%
                                      Homebuilding - 0.9%
    250,000           9.5150          LandSource Communities, 2nd Lien Term Loan, 2/22/14           $   143,750
                                                                                                    -----------
                                      sTotal Consumer Durables & Apparel                            $   143,750
                                                                                                    -----------

14  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal        Floating
    Amount        Rate (b)
   USD ($)     (unaudited)                                                                                Value
                                      Technology Hardware & Equipment - 1.8%
                                      Electronic Equipment & Instruments - 1.5%
    247,500           8.1412          H3C Holdings, Ltd., Tranche B Term Loan, 9/28/12              $   237,600
                                                                                                    -----------
                                      Technology Distributors - 0.3%
     49,875             9.11          Scitor Corp., Term Loan, 9/28/14                              $    49,750
                                                                                                    -----------
                                      Total Technology Hardware & Equipment                         $   287,350
                                                                                                    -----------
                                      Telecommunication Services - 0.6%
                                      Integrated Telecommunication Services - 0.6%
        525           1.9333          Telesat Canada, U.S. Term II Loan, 10/24/14                   $       513
     92,126           7.9478          Telesat Canada, U.S. Term I Loan, 10/24/14                         90,089
                                                                                                    -----------
                                                                                                    $    90,602
                                                                                                    -----------
                                      Total Telecommunication Services                              $    90,602
                                                                                                    -----------
                                      TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                      (Cost $983,160)                                               $   859,092
                                                                                                    -----------


    Shares
                                      PREFERRED STOCKS - 0.7%
                                      Insurance - 0.7%
                                      Life & Health Insurance - 0.7%
      6,000                           Delphi Financial Group, 7.376%, 5/15/37                       $   110,813
                                                                                                    -----------
                                      Total Insurance                                               $   110,813
                                                                                                    -----------
                                      TOTAL PREFERRED STOCKS
                                      (Cost $149,754)                                               $   110,813
                                                                                                    -----------
                                      RIGHTS/WARRANTS - 0.2%
                                      Energy - 0.2%
                                      Oil & Gas Drilling - 0.2%
    100,000                           Norse Energy Corp. ASA*                                       $    26,695
                                                                                                    -----------
                                      Oil & Gas Refining & Marketing - 0.0%
      4,706                           Biofuel Energy ASA*(e)                                        $        --
                                                                                                    -----------
                                      Total Energy                                                  $    26,695
                                                                                                    -----------
                                      Materials - 0.0%
                                      Forest Products - 0.0%
          5                           Mandra Forestry-CW13, Warrants Expire 5/15/13*(e)             $        --
                                                                                                    -----------
                                      Total Materials                                               $        --
                                                                                                    -----------
                                      Real Estate - 0.0%
                                      Real Estate Management & Development - 0.0%
     70,000                           Neo-China Group Holdings, Ltd.* (144A)                        $     3,815
                                                                                                    -----------
                                      Total Real Estate                                             $     3,815
                                                                                                    -----------
                                      TOTAL RIGHTS/WARRANTS
                                      (Cost $12,064)                                                $    30,510
                                                                                                    -----------
                                      TEMPORARY CASH INVESTMENTS - 2.6%
                                      Security Lending Collateral - 2.6%
    420,884                           Securities Lending Investment Fund, 5.19%                     $   420,884
                                                                                                    -----------
                                      TOTAL TEMPORARY CASH INVESTMENT
                                      (Cost $420,884)                                               $   420,884
                                                                                                    -----------
                                      TOTAL INVESTMENT IN SECURITIES - 102.5%
                                      (Cost $17,256,896)(a)(c)                                      $16,468,103
                                                                                                    -----------
                                      OTHER ASSETS AND LIABILITIES - (2.5)%                         $  (398,767)
                                                                                                    -----------
                                      TOTAL NET ASSETS - 100.0%                                     $16,069,336
                                                                                                    ===========

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

 Notional                             Swap Counterparty/                                             Unrealized
 Principal                            Referenced Obligation                                                Gain
                                      CREDIT DEFAULT SWAP AGREEMENTS
                                      PROTECTION BOUGHT
$    25,000                           J.P. Morgan Chase & Co.
                                      Freeport McMoran Copper & Gold
                                      Protection Premium Rate 0.77%, terminating 6/20/11            $       299
                                                                                                    -----------
                                      Total Credit Default Swap Agreements                          $       299
                                                                                                    ===========

*       Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2007, the value of these securities amounted to $8,403,679 or 52.3% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At December 31, 2007, the net unrealized loss on investments based on cost for federal income tax purposes of $17,261,818 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an excess of
          value over tax cost                                                                       $  204,896
        Aggregate gross unrealized loss for all investments in which there is an excess of
          tax cost over value                                                                         (998,611)
                                                                                                    ----------
        Net unrealized loss                                                                         $ (793,715)
                                                                                                    ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.
(c) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:


        United States                                                                               65.4%
        Netherlands                                                                                  4.6
        Argentina                                                                                    3.9
        Mexico                                                                                       3.4
        Norway                                                                                       3.1
        Brazil                                                                                       2.0
        United Kingdom                                                                               2.0
        South Africa                                                                                 2.0
        Luxembourg                                                                                   1.9
        People's Republic of China                                                                   1.5
        Bermuda                                                                                      1.4
        Russia                                                                                       1.3
        Switzerland                                                                                  1.2
        Canada                                                                                       1.2
        Sweden                                                                                       1.1
        Jamaica                                                                                      1.0
        Other (individually less than 1%)                                                            3.0
                                                                                                   -----
                                                                                                   100.0%
                                                                                                   =====

(d)     At December 31, 2007, the following securities were out on loan:

      Principal
         Amount   Description                                        Value
 $     99,000     Angiotech Pharmaceutical, 7.75%, 4/1/14                                           $  82,913
       74,250     Central Garden, 9.125%, 2/1/13                                                       63,669
       98,010     Georgia Gulf Corp., 10.75%, 10/15/16                                                 65,667
       99,000     Sally Holdings LLC, 10.5%, 11/15/16                                                  97,515
       99,000     Yankee Acquisition Corp., 9.75%, 2/15/17                                             90,585
                                                                                                    ---------
                  Total                                                                             $ 400,349
                                                                                                    =========

(e)     Security is fair valued (See Note A).
(f)     Security deemed an affiliate of the Fund.

NOTE:   Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
BRL     Brazilian Real
COP     Columbian Peso
EURO    Euro
HKD     Hong Kong Dollar
ITL     Italian Lira
NOK     Norwegian Krone

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $18,878,256 and $12,369,974, respectively.

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                               3/18/05 (a)
                                                                                  Year Ended     Year Ended        to
Class II                                                                           12/31/07       12/31/06      12/31/05
Net asset value, beginning of period                                              $  10.38       $  10.02       $  10.00
                                                                                  --------       --------       --------
Increase from investment operations:
 Net investment income                                                            $   0.79       $   0.77       $   0.51
 Net realized and unrealized gain (loss) on investments, credit default swaps
  and foreign currency transactions                                                  (0.54)          0.39           0.01
                                                                                  --------       --------       --------
    Net increase from investment operations                                       $   0.25       $   1.16       $   0.52
Distributions to shareowners:
 Net investment income                                                               (0.83)         (0.75)         (0.50)
 Net realized gain                                                                   (0.14)         (0.05)            --
                                                                                  --------       --------       --------
Net increase (decrease) in net asset value                                        $  (0.72)      $   0.36       $   0.02
                                                                                  --------       --------       --------
Net asset value, end of period                                                    $   9.66       $  10.38       $  10.02
                                                                                  ========       ========       ========
Total return*                                                                         2.34%         12.00%          5.34%(b)
Ratio of net expenses to average net assets                                           1.00%          1.00%          0.99%**
Ratio of net investment income to average net assets                                  7.65%          7.56%          6.72%**
Portfolio turnover rate                                                                 77%            32%            26%(b)
Net assets, end of period (in thousands)                                          $ 16,069       $ 11,646       $  3,632
Ratios with no waiver of management fees and assumption of expenses by PIM:
  Net expenses                                                                        1.38%          2.22%          5.65%**
  Net investment income                                                               7.27%          6.34%          2.06%**

(a)  The Portfolio commenced operations on March 18, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value (including securities loaned of
  $400,349) (cost $17,256,896)                                                               $ 16,468,103
 Foreign currencies, at value (cost $96,817)                                                      103,186
 Receivables --
  Fund shares sold                                                                                 15,878
  Interest                                                                                        361,398
 Unrealized appreciation on credit default swap agreements                                            299
 Other                                                                                                357
                                                                                             ------------
  Total assets                                                                               $ 16,949,221
                                                                                             ------------
LIABILITIES:
 Payables --
  Fund shares repurchased                                                                    $          9
  Dividends                                                                                         9,067
  Upon return of securities loaned                                                                420,884
 Due to bank                                                                                      396,159
 Due to affiliates                                                                                  2,252
 Unrealized depreciation on unfunded corporate loans                                                    5
 Accrued expenses                                                                                  51,509
                                                                                             ------------
  Total liabilities                                                                          $    879,885
                                                                                             ------------
NET ASSETS:
 Paid-in capital                                                                             $ 16,950,182
 Undistributed net investment income                                                               11,964
 Accumulated net realized loss on investments, credit default swaps and foreign currency
  transactions                                                                                   (112,372)
 Net unrealized gain (loss) on:
  Investments                                                                                    (788,798)
  Credit default swaps                                                                                299
  Forward foreign currency contracts and other assets and liabilities denominated in
   foreign currencies                                                                               8,061
                                                                                             ------------
  Total net assets                                                                           $ 16,069,336
                                                                                             ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class II (based on $16,069,336/1,663,322 shares)                                           $       9.66
                                                                                             ============

18  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07


INVESTMENT INCOME:
 Interest (net of foreign taxes withheld of $803)                                             $ 1,446,289
 Income from securities loaned, net                                                                 4,058
                                                                                              -----------
  Total investment income                                                                                         $  1,450,347
                                                                                                                  ------------
EXPENSES:
 Management fees                                                                              $   108,993
 Transfer agent fees and expenses                                                                   1,497
 Distribution fees                                                                                 41,921
 Administrative fees                                                                                3,773
 Custodian fees                                                                                    20,754
 Professional fees                                                                                 39,869
 Printing expense                                                                                   3,082
 Fees and expenses of nonaffiliated trustees                                                        5,535
 Miscellaneous                                                                                      6,320
                                                                                              -----------
  Total expenses                                                                                                  $    231,744
  Less management fees waived and expenses reimbursed by Pioneer Investment Management, Inc.                          (64,062)
                                                                                                                  ------------
  Net expenses                                                                                                    $    167,682
                                                                                                                  ------------
   Net investment income                                                                                          $  1,282,665
                                                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CREDIT DEFAULT SWAPS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
 Investments                                                                                  $   147,716
 Credit default swaps                                                                                (112)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                               29,571         $    177,175
                                                                                              -----------         ------------
 Change in net unrealized gain (loss) on:
 Investments                                                                                  $(1,074,929)
 Credit default swaps                                                                                 299
 Unfunded corporate loans                                                                              (5)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                                5,080         $ (1,069,555)
                                                                                              -----------         ------------
 Net loss on investments, credit default swaps and foreign currency transactions                                  $   (892,380)
                                                                                                                  ------------
 Net increase in net assets resulting from operations                                                             $    390,285
                                                                                                                  ============

The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                                Year            Year
                                                                                               Ended           Ended
                                                                                              12/31/07        12/31/06
FROM OPERATIONS:
Net investment income                                                                       $  1,282,665    $    524,939
Net realized gain on investments, credit default swaps, and foreign currency transactions        177,175          60,328
Change in net unrealized gain (loss) on investments, credit default swaps and foreign
 currency transactions                                                                        (1,069,555)        266,975
                                                                                            ------------    ------------
  Net increase in net assets resulting from operations                                      $    390,285    $    852,242
                                                                                            ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class A ($0.83 and $0.75 per share, respectively)                                          $ (1,347,133)   $   (513,188)
Net realized gain:
 Class A ($0.14 and $0.05 per share, respectively)                                              (229,168)        (48,176)
                                                                                            ------------    ------------
  Total distributions to shareowners                                                        $ (1,576,301)   $   (561,364)
                                                                                            ------------    ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                            $ 23,319,679    $  9,263,320
Reinvestment of distributions                                                                  1,508,386         505,445
Cost of shares repurchased                                                                   (19,218,725)     (2,045,224)
                                                                                            ------------    ------------
  Net increase in net assets resulting from Portfolio share transactions                    $  5,609,340    $  7,723,541
                                                                                            ------------    ------------
  Net increase in net assets                                                                $  4,423,324    $  8,014,419
NET ASSETS:
Beginning of year                                                                             11,646,012       3,631,593
                                                                                            ------------    ------------
End of year                                                                                 $ 16,069,336    $ 11,646,012
                                                                                            ============    ============
Undistributed (Distributions in excess of) net investment income, end of year               $     11,964    $     (1,653)
                                                                                            ============    ============


                                 '07 Shares      '07 Amount      '06 Shares     '06 Amount
Class II
Shares sold                        2,264,353    $ 23,319,679         909,874    $  9,263,320
Reinvestment of distributions        148,663       1,508,386          49,419         505,445
Less shares repurchased           (1,871,173)    (19,218,725)       (200,182)     (2,045,224)
                                ------------    ------------    ------------    ------------
  Net increase                       541,843    $  5,609,340         759,111    $  7,723,541
                                ============    ============    ============    ============

20  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

The Pioneer Global High Yield VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers one class of shares designated as Class II shares. The Portfolio commenced operations on March 18, 2005.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of, the Board of Trustees and may include yield equivalents or a pricing matrix. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. Temporary cash investments are valued at cost which approximates market value.

     Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

     Discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2007, the Portfolio has reclassified $78,085 to decrease distributions in excess of net

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

     investment income and $78,085 to decrease accumulated net realized loss on investments, credit default swaps and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

     The Portfolio has elected to defer approximately $107,445 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.


     The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                        2007                 2006
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income                       $ 1,487,022        $   557,472
Long-Term Capital Gain                     89,279              3,892
                                      -----------        -----------
 Total Distributions                  $ 1,576,301        $   561,364
                                      ===========        ===========
Distributable Earnings:
Undistributed ordinary income         $    12,263
Post-October Loss Deferral               (107,445)
Unrealized depreciation                  (785,664)
                                       -----------
 Total                                $  (880,846)
                                      ===========
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and the tax basis adjustments on credit default swaps.

C.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of December 31, 2007, the Portfolio had no open contracts.

E.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to increase the Portfolio's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

     When the Portfolio enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Portfolio, as the protection seller, is recorded as a liability in the Portfolio's records. An upfront payment made by the Portfolio, as the protection buyer, is recorded as an asset in the Portfolio's records. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio.

     Credit default swap contracts outstanding at period end are listed at the end of the Portfolio's schedule of investments.

F.   Portfolio Shares

     The Portfolio records sales and repurchases of its portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007.

     Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.   Securities Lending

     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

H.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Unfunded Loan Commitments

As of December 31, 2007, the Portfolio had unfunded loan commitments of approximately $7,192 (excluding unrealized depreciation on those commitments of $5 as of December 31, 2007) which could be extended at the option of the borrower, pursuant to the following loan agreements:

-------------------------------------------------------------------------------
Borrower                                Unfunded Commitment
-------------------------------------------------------------------------------
Telesat Canada, U.S. Term II Loan                  $ 7,192
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
-------------------------------------------------------------------------------

3.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $500 million and 0.60% on assets over $500 million.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 1.00% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,808 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $119 in transfer agent fees payable to PIMSS at December 31, 2007.

5.   Distribution Plan

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $325 in distribution fees payable to PFD at December 31, 2007.

6.   New Pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 55.58% and 9.40%, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Global High Yield VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended and its changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio commenced operations on March 1, 2005 and that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.


Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients, including oversight of the Portfolio's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM, the investment performance of the Portfolio and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Portfolio.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.


Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Portfolio.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                                            Trustees and Officers
Pioneer Investment Management, Inc.                                           The Board of Trustees provides broad supervision
                                                                              over the Portfolio's affairs. The officers of the
Custodian                                                                     Trust are responsible for the Trust's operations.
Brown Brothers Harriman & Co.                                                 The Trustees and officers are listed below, together
                                                                              with their principal occupations during the past
Independent Registered Public Accounting Firm                                 five years. Trustees who are interested persons of
Ernst & Young LLP                                                             the Trust within the meaning of the 1940 Act are
                                                                              referred to as Interested Trustees. Trustees who are
Principal Underwriter                                                         not interested persons of the Trust are referred to
Pioneer Funds Distributor, Inc.                                               as Independent Trustees. Each of the Trustees
                                                                              (except Mr. Bock) serves as a Trustee of each of the
Legal Counsel                                                                 77 U.S. registered investment portfolios for which
Bingham McCutchen LLP                                                         Pioneer serves as investment adviser (the "Pioneer
                                                                              Funds"). Mr. Bock serves as Trustee of 76 of the 77
Shareowner Services and Transfer                                              Pioneer Funds. The address for all Trustees and all
Pioneer Investment Management Shareholder Services, Inc.                      officers of the Trust is 60 State Street, Boston,
                                                                              Massachusetts 02109.

                                                                              The statement of additional information provides
                                                                              more detailed information regarding the Trustees and
                                                                              Officers and is available upon request, without
                                                                              charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves   Deputy Chairman and a Director     None
                           Board, Trustee    until a successor trustee    of Pioneer Global Asset
                           and President     is elected or earlier        Management S.p.A. ("PGAM");
                                             retirement or removal.       Non-Executive Chairman and a
                                                                          Director of Pioneer Investment
                                                                          Management USA Inc. ("PIM-USA");
                                                                          Chairman and a Director of
                                                                          Pioneer; Chairman and Director
                                                                          of Pioneer Institutional Asset
                                                                          Management, Inc. (since 2006);
                                                                          Director of Pioneer Alternative
                                                                          Investment Management Limited
                                                                          (Dublin); President and a
                                                                          Director of Pioneer Alternative
                                                                          Investment Management (Bermuda)
                                                                          Limited and affiliated funds;
                                                                          Director of PIOGLOBAL Real
                                                                          Estate Investment Fund (Russia)
                                                                          (until June 2006); Director of
                                                                          Nano-C, Inc. (since 2003);
                                                                          Director of Cole Management Inc.
                                                                          (since 2004); Director of
                                                                          Fiduciary Counseling, Inc.;
                                                                          President and Director of
                                                                          Pioneer Funds Distributor, Inc.
                                                                          ("PFD") (until May 2006);
                                                                          President of all of the Pioneer
                                                                          Funds; and Of Counsel, Wilmer
                                                                          Cutler Pickering Hale and Dorr
                                                                          LLP










*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
David R. Bock (64)         Trustee           Trustee since 2005. Serves   Executive Vice President and       Director of The
                                             until a successor trustee    Chief Financial Officer, I-trax,   Enterprise Social
                                             is elected or earlier        Inc. (publicly traded health       Investment Company
                                             retirement or removal.       care services company) (2004 -     (privately-held
                                                                          present); Partner, Federal City    affordable housing
                                                                          Capital Advisors (boutique         finance company); and
                                                                          merchant bank) (1997 to 2004);     Director of New York
                                                                          and Executive Vice President and   Mortgage Trust
                                                                          Chief Financial Officer,           (publicly traded
                                                                          Pedestal Inc. (internet-based      mortgage REIT)
                                                                          mortgage trading company) (2000
                                                                          - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee           Trustee since 2000. Serves   President, Bush International,     Director of Brady
                                             until a successor trustee    LLC (international financial       Corporation
                                             is elected or earlier        advisory firm)                     (industrial
                                             retirement or removal.                                          identification and
                                                                                                             specialty coated
                                                                                                             material products
                                                                                                             manufacturer);
                                                                                                             Director of Briggs &
                                                                                                             Stratton Co. (engine
                                                                                                             manufacturer);
                                                                                                             Director of UAL
                                                                                                             Corporation (airline
                                                                                                             holding company)
                                                                                                             Director of Mantech
                                                                                                             International
                                                                                                             Corporation (national
                                                                                                             security, defense,
                                                                                                             and intelligence
                                                                                                             technology firm): and
                                                                                                             Member, Board of
                                                                                                             Governors, Investment
                                                                                                             Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)  Trustee           Trustee since 2000. Serves   Founding Director,                 None
                                             until a successor trustee    Vice-President and Corporate
                                             is elected or earlier        Secretary, The Winthrop Group,
                                             retirement or removal.       Inc. (consulting firm); and
                                                                          Desautels Faculty of Management,
                                                                          McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee           Trustee since 2006. Serves   Private investor (2004 -           Director of
                                             until a successor trustee    present); and Senior Executive     Quadriserv Inc.
                                             is elected or earlier        Vice President, The Bank of New    (technology products
                                             retirement or removal.       York (financial and securities     for securities
                                                                          services) (1986 - 2004)            lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee           Trustee since 1994. Serves   President and Chief Executive      Director of New
                                             until a successor trustee    Officer, Newbury, Piret &          America High Income
                                             is elected or earlier        Company, Inc. (investment          Fund, Inc.
                                             retirement or removal.       banking firm)                      (closed-end
                                                                                                             investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         Trustee           Trustee since 2000. Serves   President, John Winthrop & Co.,    None
                                             until a successor trustee    Inc. (private investment firm)
                                             is elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
Daniel K. Kingsbury (49)   Executive         Since March 2007. Serves     Director, CEO and President of     None
                           Vice President    at the discretion of the     Pioneer Investment Management
                                             Board                        USA Inc., Pioneer Investment
                                                                          Management, Inc. and Pioneer
                                                                          Institutional Asset Management,
                                                                          Inc. (since March 2007);
                                                                          Executive Vice President of all
                                                                          of the Pioneer Funds (since
                                                                          March 2007); Director of Pioneer
                                                                          Global Asset Management S.p.A.
                                                                          (since March 2007); Head of New
                                                                          Markets Division, Pioneer Global
                                                                          Asset Management S.p.A. (2000 -
                                                                          2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)   Secretary         Since 2000. Serves at the    Secretary of PIM-USA; Senior       None
                                             discretion of the Board      Vice President - Legal of
                                                                          Pioneer; Secretary/Clerk of most
                                                                          of PIM-USA's subsidiaries; and
                                                                          Secretary of all of the Pioneer
                                                                          Funds since September 2003
                                                                          (Assistant Secretary from
                                                                          November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley      Assistant         Since 2003. Serves at the    Associate General Counsel of       None
(43)                       Secretary         discretion of the Board      Pioneer since January 2008 and
                                                                          Assistant Secretary of all of
                                                                          the Pioneer Funds since
                                                                          September 2003; Vice President
                                                                          and Senior Counsel of Pioneer
                                                                          from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)          Treasurer         Since 2000. Serves at the    Vice President - Fund              None
                                             discretion of the Board      Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Treasurer of all of
                                                                          the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)       Assistant         Since 2004. Serves at the    Deputy Treasurer of Pioneer        None
                           Treasurer         discretion of the Board      since 2004 and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since November 2004;
                                                                          Treasurer and Senior Vice
                                                                          President, CDC IXIS Asset
                                                                          Management Services from 2002 to
                                                                          2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)      Assistant         Since 2000. Serves at the    Assistant Vice President - Fund    None
                           Treasurer         discretion of the Board      Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant Treasurer
                                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)         Assistant         Since 2002. Serves at the    Fund Accounting Manager - Fund     None
                           Treasurer         discretion of the Board      Accounting, Administration and
                                                                          Controllership Services of
                                                                          Pioneer; and Assistant Treasurer
                                                                          of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant         Since 2003. Serves at the    Fund Administration Manager -      None
(34)                       Treasurer         discretion of the Board      Fund Accounting, Administration
                                                                          and Controllership Services
                                                                          since June 2003 and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since September 2003;
                                                                          Assistant Vice President -
                                                                          Mutual Fund Operations of State
                                                                          Street Corporation from June
                                                                          2002 to June 2003 (formerly
                                                                          Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Global High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                           POSITION HELD     LENGTH OF SERVICE            PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE           DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
Teri W. Anderholm (48)     Chief             Since January 2007.          Chief Compliance Officer of        None
                           Compliance        Serves at the discretion     Pioneer since December 2006 and
                           Officer           of the Board                 of all the Pioneer Funds since
                                                                          January 2007; Vice President and
                                                                          Compliance Officer, MFS
                                                                          Investment Management (August
                                                                          2005 to December 2006);
                                                                          Consultant, Fidelity Investments
                                                                          (February 2005 to July 2005);
                                                                          Independent Consultant (July
                                                                          1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito
Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                                                                              37

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18679-02-0208

                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Growth Opportunities VCT Portfolio -- Class I Shares


                                                                   ANNUAL REPORT

                                                               December 31, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                        10

  Notes to Financial Statements                                               14

  Report of Independent Registered Public
    Accounting Firm                                                           17

  Approval of Investment Advisory Agreement                                   18

  Trustees, Officers and Service Providers                                    20


This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

U.S. Common Stocks                                                         78.3%
Temporary Cash Investment                                                  21.7%


Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

Information Technology                                                     23.8%
Health Care                                                                22.2%
Consumer Discretionary                                                     20.1%
Industrials                                                                16.6%
Energy                                                                      7.6%
Materials                                                                   4.2%
Financials                                                                  2.5%
Telecommunication Services                                                  1.6%
Consumer Staples                                                            1.4%


Five Largest Holdings
(As a percentage of equity holdings)

1.   Priceline.com, Inc.                                                   2.24%
2.   Thoratec Corp.                                                        1.57
3.   Crane Co.                                                             1.52
4.   BioMarin Pharmaceutical, Inc.                                         1.52
5.   Advanced Magnetics, Inc.                                              1.51

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                        12/31/07          12/31/06
  Class I                                        $22.44            $26.79


                                  Net
Distributions per Share           Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)               Income         Capital Gains     Capital Gains
  Class I                         $  -           $  -              $3.7463

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Growth Opportunities VCT Portfolio at net asset value, compared to that of the Russell 2000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]


                        Pioneer Growth Opportunities                Russell 2000
                        VCT Portfolio, Class I                      Growth Index
12/97                             $10,000                             $10,000
                                  $10,183                             $10,123
12/99                             $10,757                             $14,485
                                  $10,093                             $11,236
12/01                             $12,026                             $10,199
                                   $7,496                              $7,113
12/03                             $10,714                             $10,566
                                  $13,106                             $12,077
12/05                             $13,983                             $12,579
                                  $14,765                             $14,257
12/07                             $14,195                             $15,262

The Russell 2000 Growth Index is an unmanaged measure of the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10 Years                                                                   3.57%
5 Years                                                                   13.62%
1 Year                                                                    -3.86%

All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/07                                      $1,000.00
Ending Account Value on 12/31/07                                       $  895.49
Expenses Paid During Period*                                           $    4.01

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratio of the underlying fund. The combined total was 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

Share Class                                                                I
--------------------------------------------------------------------------------
Beginning Account Value on 7/1/07                                      $1,000.00
Ending Account Value on 12/31/07                                       $1,020.97
Expenses Paid During Period*                                           $    4.28

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratio of the underlying fund. The combined total was 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

In the following interview, Diego Franzin and Peter Wiley, members of the Pioneer Growth Opportunities VCT Portfolio team, discuss the factors that influenced performance during the 12-month period ended December 31, 2007.

Q: How did the Portfolio perform during the period?

A: The Class I shares of the Portfolio produced a total return of -3.86% at net asset value during the 12-month period ended December 31, 2007, compared to a return of 7.05% over the same period for its benchmark, the Russell 2000 Growth Index.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: How did the U.S. stock market perform in 2007?

A: The broader U.S. market gained ground during 2007, but the returns of its underlying asset classes were highly divergent. For instance, the Standard and Poor's 500 Stock Index (the S&P 500), which is a measure of large-cap performance, gained 5.49%, but the Russell 2000 Index, which measures the performance of small-caps, lost 1.57%. Within the small-cap space, the 7.05% return of growth stocks vastly outperformed the -9.78% return of value stocks.

   For the Portfolio, this environment proved extremely difficult. We look for opportunities in securities with sustainable growth and reasonable valuations; or in other words, the segment of the market that was out of favor in 2007. While this anomalous trend resulted in substantial underperformance for the Portfolio during the past year, we remain confident in the long-term effectiveness of our strategy.

Q: With this as the backdrop, did you make any changes to the Portfolio's approach?

A: In terms of our broader investment philosophy, no. We believe the worst time to make a change as asset managers is when your particular strategy is out of favor because markets often normalize quickly - thereby punishing fickle investors who chase the latest trend. However, we did make small changes to our various stock selection models, reflecting our view that the dynamic nature of the market requires a flexible approach.

   To review, we employ 17 different industry and/or sector models covering our investment universe. Each model identifies specific company traits that tend to lead to outperformance within certain industries or sectors over time. In the basic materials sector, for instance, we look for companies with high and growing profit margins and the ability to generate free cash flow. In another industry/sector model, a different set of traits may be used to identify companies that tend to outperform over time. Of the 17 industry/sector models we use, we reevaluated and refreshed 14 of them during 2007. We believe this flexible and incremental approach to fine-tuning the Portfolio's model - rather than making wholesale changes during times of market turbulence - is the best way to deliver long-term outperformance.


A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What individual stocks helped and hurt Portfolio performance?

A: Despite the Portfolio's underperformance, a few stocks stood out as detractors. AMN Healthcare Services and Radio Shack were the Portfolio's two largest laggards. Aside from these two companies, the Portfolio's underperformance was the result of a large number of minor individual detractors.

   On the plus side, we generated the best stock selection in the materials sector, where the top contributors were the steel company Cleveland-Cliffs and the aggregates company Florida Rock Industries, which was taken over at a substantial premium in February 2007 by Vulcan Industries. In terms of individual companies, the Portfolio's most notable winners were BioMarin Pharmaceutical, which received approval from the Food and Drug Administration for one of its key products; Priceline.com, which announced positive earnings surprises every quarter during 2007; and Webex, the video conferencing firm that was taken over at a premium by Cisco Systems in mid-March.

Q: How is the Portfolio positioned with respect to its industry weightings?

A: While we strive to keep the Portfolio's broad sector weightings near those of the benchmark, we will opportunistically take weightings above or below the benchmark in certain industries. The most important shift we made on this front was to underweight financial stocks during the first half of 2007, a decision that was based on our concerns about growing credit issues and the shrinking margin between short- and longer-term interest rates. We maintained, and actually increased, this underweight throughout the second half of the period, which enabled the Portfolio to avoid the many of the earnings shortfalls that plagued the financial sector. In addition, our concern about the flagging health of the consumer spending area of the U.S. economy prompted us to move to an underweight in the consumer discretionary group later in the year.

Q: Do you have any closing thoughts for investors?

A: We believe our disciplined investment process and focus on individual stock selection will enable the Portfolio to take advantage of the opportunities that have been created by the recent volatility in the markets. We remain focused on finding securities with attractive, sustainable growth and reasonable valuations - a strategy that has performed well over time notwithstanding the challenges of 2007.




Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

  Shares                                                                   Value
              COMMON STOCKS - 96.8%
              Energy - 7.4%
              Oil & Gas Drilling - 1.8%
  25,000      Atwood Oceanics, Inc.*                                 $ 2,506,000
  36,600      Pride International, Inc*                                1,240,740
                                                                     -----------
                                                                     $ 3,746,740
                                                                     -----------
              Oil & Gas Equipment & Services - 2.5%
  52,500      Global Industries, Ltd.*                               $ 1,124,550
  46,900      Helix Energy Solutions Group*                            1,946,350
  59,300      Superior Energy Services, Inc.*                          2,041,106
                                                                     -----------
                                                                     $ 5,112,006
                                                                     -----------
              Oil & Gas Exploration & Production - 2.2%
  31,800      Arena Resources, Inc.*                                 $ 1,326,378
  36,900      ATP Oil & Gas Corp.*(a)                                  1,864,926
  21,700      Plains Exploration & Product Co.*                        1,171,800
                                                                     -----------
                                                                     $ 4,363,104
                                                                     -----------
              Oil & Gas Refining & Marketing - 0.9%
  44,600      Frontier Oil Corp.                                     $ 1,809,868
                                                                     -----------
              Total Energy                                           $15,031,718
                                                                     -----------
              Materials - 4.0%
              Construction Materials - 0.7%
  11,200      Martin Marietta Materials, Inc. (a)                    $ 1,485,120
                                                                     -----------
              Fertilizers & Agricultural Chemicals - 0.7%
  10,000      Terra Nitrogen Co.*                                    $ 1,495,300
                                                                     -----------
              Specialty Chemicals - 0.6%
  30,500      Albemarle Corp.                                        $ 1,258,125
                                                                     -----------
              Steel - 2.0%
  21,700      Carpenter Technology Corp.                             $ 1,631,189
  23,500      Cleveland-Cliffs, Inc. (a)                               2,368,800
                                                                     -----------
                                                                     $ 3,999,989
                                                                     -----------
              Total Materials                                        $ 8,238,534
                                                                     -----------
              Capital Goods - 10.8%
              Aerospace & Defense - 1.9%
  48,200      Cubic Corp.*                                           $ 1,889,440
  38,600      Teledyne Technologies, Inc.*                             2,058,538
                                                                     -----------
                                                                     $ 3,947,978
                                                                     -----------
              Construction & Engineering - 1.2%
  36,100      Perini Corp.*                                          $ 1,495,262
  14,800      Shaw Group, Inc.*                                          894,512
                                                                     -----------
                                                                     $ 2,389,774
                                                                     -----------
              Construction, Farm Machinery &
              Heavy Trucks - 1.2%
  17,300      AGCO Corp.*                                            $ 1,176,054
  24,700      The Toro Co. (a)                                         1,344,668
                                                                     -----------
                                                                     $ 2,520,722
                                                                     -----------

  Shares                                                                   Value
              Electrical Component & Equipment - 2.0%
  28,700      Acuity Brands, Inc. (a)                                $ 1,291,500
  44,100      Belden CDT, Inc.                                         1,962,450
  17,500      Regal-Beloit Corp.                                         786,625
                                                                     -----------
                                                                     $ 4,040,575
                                                                     -----------
              Industrial Conglomerates - 1.4%
 191,000      Cardiome Pharma Corp.*(a)                              $ 1,703,720
  32,300      Walter Industries, Inc.                                  1,160,539
                                                                     -----------
                                                                     $ 2,864,259
                                                                     -----------
              Industrial Machinery - 3.1%
  38,100      Applied Power, Inc.*                                   $ 1,295,781
  29,200      Barnes Group, Inc.                                         974,988
  70,300      Crane Co.                                                3,015,870
  21,000      L.B. Foster Co.*                                         1,086,330
                                                                     -----------
                                                                     $ 6,372,969
                                                                     -----------
              Total Capital Goods                                    $22,136,277
                                                                     -----------
              Commercial Services & Supplies - 4.5%
              Diversified Commercial Services - 1.7%
  31,200      ChoicePoint, Inc.*                                     $ 1,136,304
  18,600      Corporate Executive Board Co.                            1,117,860
  12,900      The Dun & Bradstreet Corp.                               1,143,327
                                                                     -----------
                                                                     $ 3,397,491
                                                                     -----------
              Environmental & Facilities Services - 0.6%
  40,400      Republic Services, Inc.                                $ 1,266,540
                                                                     -----------
              Human Resource & Employment
              Services - 0.6%
  91,100      TrueBlue, Inc.*                                        $ 1,319,128
                                                                     -----------
              Office Services & Supplies - 1.6%
  64,200      American Reprographics Co.*(a)                         $ 1,058,016
  55,500      Knoll, Inc.                                                911,865
  37,700      Miller (Herman), Inc.                                    1,221,103
                                                                     -----------
                                                                     $ 3,190,984
                                                                     -----------
              Total Commercial
              Services & Supplies                                    $ 9,174,143
                                                                     -----------
              Transportation - 0.7%
              Air Freight & Couriers - 0.4%
  14,100      Atlas Air Worldwide Holdings, Inc.*                    $   764,502
                                                                     -----------
              Railroads - 0.3%
  21,300      Kansas City Southern Industries, Inc.*                 $   731,229
                                                                     -----------
              Total Transportation                                   $ 1,495,731
                                                                     -----------
              Consumer Durables & Apparel - 6.4%
              Apparel, Accessories & Luxury Goods - 2.0%
  31,000      Fossil, Inc.*                                          $ 1,301,380
  25,300      Lululemon Athletica, Inc.*(a)                            1,198,461
  42,500      Phillips-Van Heusen Corp.                                1,566,550
                                                                     -----------
                                                                     $ 4,066,391
                                                                     -----------

6   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
              Footwear - 3.3%
  29,000      Crocs, Inc.*                                           $ 1,067,490
  12,500      Deckers Outdoor Corp.*(a)                                1,938,250
  81,500      Iconix Brand Group, Inc.*(a)                             1,602,290
  87,300      Wolverine World Wide, Inc.                               2,140,596
                                                                     -----------
                                                                     $ 6,748,626
                                                                     -----------
              Home Furnishings - 0.5%
  42,000      Tempur-Pedic International, Inc.*(a)                   $ 1,090,740
                                                                     -----------
              Household Appliances - 0.6%
  26,000      Snap-On, Inc.                                          $ 1,254,240
                                                                     -----------
              Total Consumer
              Durables & Apparel                                     $13,159,997
                                                                     -----------
              Consumer Services - 3.7%
              Casinos & Gaming - 0.9%
  81,500      Monarch Casino & Resort, Inc.*                         $ 1,962,520
                                                                     -----------
              Education Services - 1.8%
  17,000      Capella Education Co.*                                 $ 1,112,820
  48,600      DeVry, Inc.                                              2,525,256
                                                                     -----------
                                                                     $ 3,638,076
                                                                     -----------
              Restaurants - 0.4%
  34,100      Wendy's International, Inc.                            $   881,144
                                                                     -----------
              Specialized Consumer Services - 0.6%
  30,900      Sotheby's Holding, Inc. (a)                            $ 1,177,290
                                                                     -----------
              Total Consumer Services                                $ 7,659,030
                                                                     -----------
              Media - 3.1%
              Movies & Entertainment - 1.0%
  74,600      Marvel Entertainment, Inc.*(a)                         $ 1,992,566
                                                                     -----------
              Publishing - 2.1%
  53,600      Interactive Data Corp.                                 $ 1,769,336
  32,300      Morningstar, Inc.*                                       2,511,325
                                                                     -----------
                                                                     $ 4,280,661
                                                                     -----------
              Total Media                                            $ 6,273,227
                                                                     -----------
              Retailing - 6.2%
              Apparel Retail - 2.4%
  28,900      Abercrombie & Fitch Co.                                $ 2,311,133
  44,750      Aeropostale, Inc.*                                       1,185,875
  28,300      J. Crew Group, Inc.*(a)                                  1,364,343
                                                                     -----------
                                                                     $ 4,861,351
                                                                     -----------
              Computer & Electronics Retail - 0.6%
  67,700      Radioshack Corp. (a)                                   $ 1,141,422
                                                                     -----------
              General Merchandise Stores - 0.5%
  63,200      Big Lots, Inc.*(a)                                     $ 1,010,568
                                                                     -----------
              Internet Retail - 2.7%
  17,600      Blue Nile, Inc.*(a)                                    $ 1,197,856
  38,600      Priceline.com, Inc.*(a)                                  4,433,596
                                                                     -----------
                                                                     $ 5,631,452
                                                                     -----------
              Total Retailing                                        $12,644,793
                                                                     -----------

  Shares                                                                   Value
              Household & Personal Products - 1.4%
              Household Products - 0.6%
  21,900      Church & Dwight Co., Inc.                              $ 1,184,133
                                                                     -----------
              Personal Products - 0.8%
  68,600      Bare Escentuals, Inc.*(a)                              $ 1,663,550
                                                                     -----------
              Total Household &
              Personal Products                                      $ 2,847,683
                                                                     -----------
              Health Care Equipment &
              Services - 8.7%
              Health Care Equipment - 3.3%
  95,000      Insulet Corp.*(a)                                      $ 2,230,600
  26,900      Kinetic Concepts, Inc.*(a)                               1,440,764
 170,800      Thoratec Corp.*(a)                                       3,106,852
                                                                     -----------
                                                                     $ 6,778,216
                                                                     -----------
              Health Care Services - 3.0%
  41,500      Amedisys, Inc.*                                        $ 2,013,580
  26,400      Chemed Corp.                                             1,475,232
  25,500      DaVita, Inc.*                                            1,436,925
  17,800      Pediatrix Medical Group, Inc.*                           1,213,070
                                                                     -----------
                                                                     $ 6,138,807
                                                                     -----------
              Health Care Supplies - 1.2%
  32,600      Cynosure, Inc.*(a)                                     $   862,596
  38,200      West Pharmaceuticals Services, Inc.                      1,550,538
                                                                     -----------
                                                                     $ 2,413,134
                                                                     -----------
              Health Care Technology - 0.6%
  53,500      IMS Health, Inc.                                       $ 1,232,640
                                                                     -----------
              Managed Health Care - 0.6%
  46,000      Centene Corp.*                                         $ 1,262,240
                                                                     -----------
              Total Health Care
              Equipment & Services                                   $17,825,037
                                                                     -----------
              Pharmaceuticals & Biotechnology - 12.8%
              Biotechnology - 7.1%
  85,000      BioMarin Pharmaceutical, Inc.*                         $ 3,009,000
  26,900      Cephalon, Inc.*                                          1,930,344
 109,800      Cubist Pharmaceuticals, Inc.*(a)                         2,251,998
  28,700      ImClone Systems, Inc.*                                   1,234,100
  25,400      Lifecell Corp.*                                          1,094,994
  43,200      Martek Biosciences Corp.*                                1,277,856
  28,400      Myriad Genetics, Inc.*(a)                                1,318,328
  71,900      PDL BioPharma, Inc.*                                     1,259,688
  11,600      United Therapeutics Corp.*                               1,132,740
                                                                     -----------
                                                                     $14,509,048
                                                                     -----------
              Life Sciences Tools & Services - 3.6%
  49,800      Advanced Magnetics, Inc.*                              $ 2,994,474
  25,800      Parexel International Corp.*                             1,246,140
  29,300      Varian, Inc.*                                            1,913,290
  13,700      Ventana Medical Systems, Inc.*                           1,195,051
                                                                     -----------
                                                                     $ 7,348,955
                                                                     -----------


  The accompanying notes are an integral part of these financial statements.   7

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Pharmaceuticals - 2.1%
    152,100   Salix Pharmaceuticals, Ltd.*(a)                       $  1,198,548
     71,000   Sciele Pharma, Inc.*(a)                                  1,451,950
     59,200   Watson Pharmaceuticals, Inc.*                            1,606,688
                                                                    ------------
                                                                    $  4,257,186
                                                                    ------------
              Total Pharmaceuticals &
              Biotechnology                                         $ 26,115,189
                                                                    ------------
              Diversified Financials - 2.4%
              Asset Management & Custody
              Banks - 2.4%
     53,900   Federated Investors, Inc.*                            $  2,218,524
     76,100   Waddell & Reed Financial, Inc.                           2,746,449
                                                                    ------------
                                                                    $  4,964,973
                                                                    ------------
              Total Diversified Financials                          $  4,964,973
                                                                    ------------
              Software & Services - 12.3%
              Application Software - 5.7%
     53,100   Ansys, Inc.*                                          $  2,201,526
     94,900   Cadence Design System, Inc.*                             1,614,249
     35,500   Citrix Systems, Inc.*                                    1,349,355
    144,500   Quest Software, Inc.*                                    2,664,580
     52,200   SPSS, Inc.*                                              1,874,502
     77,300   Synopsys, Inc.*                                          2,004,389
                                                                    ------------
                                                                    $ 11,708,601
                                                                    ------------
              Internet Software & Services - 2.3%
    142,600   Chordiant Software, Inc.*                             $  1,219,230
    105,400   DivX, Inc.*(a)                                           1,475,600
     89,400   J2 Global Communications, Inc.*(a)                       1,892,598
                                                                    ------------
                                                                    $  4,587,428
                                                                    ------------
              Systems Software - 4.3%
    112,900   Falconstor Software, Inc.*(a)                         $  1,271,254
     55,600   Macrovision Corp.*(a)                                    1,019,148
     56,200   McAfee, Inc.*                                            2,107,500
    305,900   Novell, Inc.*                                            2,101,533
     67,900   Progress Software Corp.*                                 2,286,872
                                                                    ------------
                                                                    $  8,786,307
                                                                    ------------
              Total Software & Services                             $ 25,082,336
                                                                    ------------
              Technology Hardware &
              Equipment - 7.9%
              Communications Equipment - 6.5%
     44,000   Blue Coat Systems, Inc.*                              $  1,446,280
     46,000   Ciena Corp.*(a)                                          1,569,060
     48,900   CommScope, Inc.*                                         2,406,369
     39,400   Comtech Telecommunications*                              2,127,994
     73,000   Foundry Networks, Inc.*                                  1,278,960
    146,900   Harmonic, Inc.*                                          1,539,512
     71,800   Interdigital, Inc.*(a)                                   1,675,094
     34,700   NETGEAR, Inc.*                                           1,237,749
                                                                    ------------
                                                                    $ 13,281,018
                                                                    ------------

     Shares                                                                Value
              Electronic Equipment &
              Instruments - 1.4%
     88,600   National Instruments Corp.                            $  2,953,038
                                                                    ------------
              Total Technology
              Hardware & Equipment                                  $ 16,234,056
                                                                    ------------
              Semiconductors - 2.9%
              Semiconductor Equipment - 1.7%
     49,300   Advanced Energy Industries, Inc.*                     $    644,844
     80,100   MKS Instruments, Inc.*                                   1,533,114
     32,200   Varian Semiconductor Equipment
              Associates, Inc.*                                        1,191,400
                                                                    ------------
                                                                    $  3,369,358
                                                                    ------------
              Semiconductors - 1.2%
     75,300   OmniVison Technologies, Inc.*(a)                      $  1,178,445
    142,800   ON Semiconductor Corp.*                                  1,268,064
                                                                    ------------
                                                                    $  2,446,509
                                                                    ------------
              Total Semiconductors                                  $  5,815,867
                                                                    ------------
              Telecommunication Services - 1.6%
              Alternative Carriers - 1.6%
    156,900   Paetec Holding Corp.*                                 $  1,529,775
     84,000   Time Warner Telecom, Inc.*                               1,704,360
                                                                    ------------
                                                                    $  3,234,135
                                                                    ------------
              Total Telecommunication Services                      $  3,234,135
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $189,577,285)                                   $197,932,726
                                                                    ------------

  Principal
     Amount
              TEMPORARY CASH INVESTMENTS - 26.7%
              Repurchase Agreement - 2.9%
$ 6,000,000   Lehman Brothers, 0.75%, dated
              12/31/07, repurchase price of
              $6,000,000 plus accrued interest on
              1/2/08 collateralized by $4,589,000
              U.S. Treasury Bill, 3.875%, 1/15/09                   $  6,000,000
                                                                    ------------
     Shares
              Security Lending Collateral - 23.8%
 48,721,600   Securities Lending Investment
              Fund, 5.19%                                           $ 48,721,600
                                                                    ------------
              TOTAL TEMPORARY
              CASH INVESTMENTS
              (Cost $54,721,600)                                    $ 54,721,600
                                                                    ------------
              TOTAL INVESTMENT IN
              SECURITIES - 123.5%
              (Cost $244,298,885)(b)                                $252,654,326
                                                                    ------------
              OTHER ASSETS AND
              LIABILITIES (23.5)%                                   $(48,025,543)
                                                                    ------------
              TOTAL NET ASSETS - 100.0%                             $204,628,783
                                                                    ============


8  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*    Non-income producing security.
(a)  At December 31, 2007, the following securities were out on loan:



      Shares      Security                                                 Value
      26,200      ATP Oil & Gas Corp.                                $ 1,324,148
      28,304      Acuity Brands, Inc.                                  1,273,680
      63,241      American Reprographics Co.                           1,042,212
      67,914      Bare Escentuals, Inc.                                1,646,915
      62,568      Big Lots, Inc.                                       1,000,462
      17,424      Blue Nile, Inc.                                      1,185,877
     188,941      Cardiome Pharma Corp.                                1,685,353
       1,327      Ciena Corp.                                             45,264
      20,566      Cleveland-Cliffs, Inc.                               2,073,053
     108,345      Cubist Pharmaceuticals, Inc.                         2,222,156
      32,272      Cynosure, Inc.                                         853,917
      10,000      Deckers Outdoor Corp.                                1,550,600
      95,032      DivX, Inc.                                           1,330,448
     111,756      Falconstor Software, Inc.                            1,258,373
      80,659      Iconix Brand Group, Inc.                             1,585,756
      13,300      Insulet Corp.                                          312,284
      71,082      Interdigital, Inc.                                   1,658,343
      11,738      J. Crew Group, Inc.                                    565,889
      54,811      J2 Global Communications, Inc.                       1,160,349
      26,623      Kinetic Concepts, Inc.                               1,425,928
      25,047      Lululemon Athletica, Inc.                            1,186,476
      54,826      Macrovision Corp.                                    1,004,961
      11,088      Martin Marietta Materials, Inc.                      1,470,269
       2,000      Marvel Entertainment, Inc.                              53,420
      28,109      Myriad Genetics, Inc.                                1,304,820
      74,547      OmniVison Technologies, Inc.                         1,166,661
     141,372      ON Semiconductor Corp.                               1,255,383
      38,214      Priceline.com, Inc.                                  4,389,260
      16,409      Radioshack Corp.                                       276,656
     150,579      Salix Pharmaceuticals, Ltd.                          1,186,563
      68,902      Sciele Pharma, Inc.                                  1,409,046
      30,591      Sotheby's Holding, Inc.                              1,165,517
      41,580      Tempur-Pedic International, Inc.                     1,079,833
     168,940      Thoratec Corp.                                       3,073,019
      24,445      The Toro Co.                                         1,330,786
                                                                     -----------
                  Total                                              $46,553,677
                                                                     ===========

(b) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $244,468,917 was as follows:


     Aggregate gross unrealized gain for all investments
     in which there is an excess of value over tax cost              $22,635,555

     Aggregate gross unrealized loss for all investments
     in which there is an excess of tax cost over value              (14,450,146)
                                                                     -----------
     Net unrealized gain                                             $ 8,185,409
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $290,453,731 and $347,445,291, respectively.


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
Class I                                             12/31/07        12/31/06        12/31/05      12/31/04 (a)      12/31/03
Net asset value, beginning of period               $  26.79        $  25.37        $  23.78        $  19.44        $  13.60
                                                   --------        --------        --------        --------        --------
Increase (decrease) from investment
 operations:
 Net investment loss                               $  (0.07)       $  (0.01)       $  (0.01)       $  (0.01)       $  (0.02)
 Net realized and unrealized gain (loss)
  on investments, futures contracts and
  foreign currency transactions                       (0.53)           1.43            1.60            4.35            5.86
                                                   --------        --------        --------        --------        --------
  Net increase (decrease) from investment
    operations                                     $  (0.60)       $   1.42        $   1.59        $   4.34        $   5.84
Distributions to shareowners:
 Net realized gain                                    (3.75)             --              --              --              --
                                                   --------        --------        --------        --------        --------
Net increase (decrease) in net asset value         $  (4.35)       $   1.42        $   1.59        $   4.34        $   5.84
                                                   --------        --------        --------        --------        --------
Net asset value, end of period                     $  22.44        $  26.79        $  25.37        $  23.78        $  19.44
                                                   ========        ========        ========        ========        ========
Total return*                                         (3.86)%          5.60%           6.69%          22.33%          42.94%
Ratio of net expenses to average net assets+           0.81%           0.79%           0.79%           0.81%           0.80%
Ratio of net investment loss to average+
 net assets                                           (0.25)%         (0.05)%         (0.02)%         (0.06)%         (0.16)%
Portfolio turnover rate                                 119%            105%             75%             19%             54%
Net assets, end of period (in thousands)           $204,629        $276,947        $323,945        $383,468        $337,573
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                          0.81%           0.82%           0.80%           0.81%           0.80%
 Net investment loss                                  (0.25)%         (0.08)%         (0.03)%         (0.06)%         (0.16)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and
 reduction for fees paid indirectly:
 Net expenses                                          0.81%           0.79%           0.79%           0.81%           0.80%
 Net investment loss                                  (0.25)%         (0.05)%         (0.02)%         (0.06)%         (0.16)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
(a) Effective August 2, 2004, PIM became the sub-advisor of the Portfolio and subsequently became the advisor on December 10, 2004

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $46,553,677)
   (cost $244,298,885)                                                                     $252,654,326
 Cash                                                                                           952,075
 Receivables --
   Fund shares sold                                                                             109,964
   Dividends and interest                                                                        35,527
 Other                                                                                            4,086
                                                                                           ------------
     Total assets                                                                          $253,755,978
                                                                                           ------------
LIABILITIES:
 Payables --
   Fund shares repurchased                                                                 $    337,352
   Upon return of securities loaned                                                          48,721,600
 Due to affiliates                                                                               13,270
 Accrued expenses                                                                                54,973
                                                                                           ------------
      Total liabilities                                                                    $ 49,127,195
                                                                                           ------------
NET ASSETS:
 Paid-in capital                                                                           $181,655,390
 Accumulated net realized gain on investments, futures contracts and foreign
   currency transactions                                                                     14,617,952
 Net unrealized gain on investments                                                           8,355,441
                                                                                           ------------
      Total net assets                                                                     $204,628,783
                                                                                           ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I ($204,628,783 / 9,117,895)                                                       $      22.44
                                                                                           ------------


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $245)                                      $   987,543
 Interest                                                                                   283,258
 Income from securities loaned, net                                                         127,083
                                                                                        -----------
    Total investment income                                                                             $   1,397,884
                                                                                                        -------------
EXPENSES:
 Management fees                                                                        $ 1,862,877
 Transfer agent fees and expenses                                                             1,515
 Administrative fees                                                                         56,641
 Custodian fees                                                                              40,904
 Professional fees                                                                           38,041
 Printing expense                                                                            16,342
 Fees and expenses of nonaffiliated trustees                                                  6,697
 Miscellaneous                                                                                7,672
                                                                                        -----------
    Total expenses                                                                                      $   2,030,689
                                                                                                        -------------
     Net investment loss                                                                                $    (632,805)
                                                                                                        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
  Investments                                                                           $18,001,939
  Futures contracts                                                                         398,080
  Forward foreign currency contracts and other assets and liabilities denominated in         (2,859)    $  18,397,160
  foreign currencies                                                                    -----------     -------------

 Change in net unrealized gain on investments                                                           $ (24,194,241)
                                                                                                        -------------
  Net loss on investments, futures contracts and foreign currency transactions                          $  (5,797,081)
                                                                                                        -------------
  Net decrease in net assets resulting from operations                                                  $  (6,429,886)
                                                                                                        =============


12 The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively


                                                                                                Year               Year
                                                                                                Ended              Ended
                                                                                              12/31/07           12/31/06
FROM OPERATIONS:
Net investment loss                                                                        $    (632,805)     $    (141,580)
Net realized gain on investments, futures contracts and foreign currency transactions         18,397,160         45,292,638
Change in net unrealized gain on investments                                                 (24,194,241)       (29,849,607)
                                                                                           -------------      -------------
  Net increase (decrease) in net assets resulting from operations                          $  (6,429,886)     $  15,301,451
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
 Class I ($3.75 and $0.00 per share, respectively)                                         $ (34,465,790)     $          --
                                                                                           -------------      -------------
  Total distributions to shareowners                                                       $ (34,465,790)     $          --
                                                                                           -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  11,103,410      $  16,282,566
Reinvestment of distributions                                                                 34,465,317                 --
Cost of shares repurchased                                                                   (76,991,199)       (78,582,281)
                                                                                           -------------      -------------
  Net decrease in net assets resulting from Portfolio share transactions                   $ (31,422,472)     $ (62,299,715)
                                                                                           -------------      -------------
  Net decrease in net assets                                                               $ (72,318,148)     $ (46,998,264)
NET ASSETS:
Beginning of year                                                                            276,946,931        323,945,195
                                                                                           -------------      -------------
End of year                                                                                $ 204,628,783      $ 276,946,931
                                                                                           =============      =============
Accumulated net investment loss, end of year                                               $          --      $      (3,085)
                                                                                           =============      =============


                                     '07 Shares        '07 Amount         '06 Shares        '06 Amount
CLASS I
Shares sold                             436,051      $  11,103,410           614,603      $  16,282,566
Reinvestment of distributions         1,359,578         34,465,317                --                 --
Less shares repurchased              (3,013,945)       (76,991,199)       (3,045,544)       (78,582,281)
                                     ----------      -------------        ----------      -------------
  Net decrease                       (1,218,316)     $ (31,422,472)       (2,430,941)     $ (62,299,715)
                                     ==========      =============        ==========      =============


   The accompanying notes are an integral part of these financial statements. 13

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Growth Opportunities VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is more susceptible to adverse developments affecting those countries. The Portfolio's prospectus contains information regarding the Portfolio's principal risks. Please refer to that documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2007, the Portfolio has reclassified $635,890 to decrease accumulated net investment loss, $78,099 to increase accumulated net realized gain on investments, futures contracts and foreign currency transactions and $713,989 to decrease paid

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   in capital to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   There were no distributions paid during the year ended December 31, 2006. The tax character of distributions paid during the fiscal year ended December 31, 2007 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------

                                      2007
                                  -----------
 Distributions paid from:
 Long-Term capital gain           $34,465,790
                                  -----------
  Total distributions             $34,465,790
                                  ===========
 Distributable Earnings:
 Undistributed long-term gain     $14,787,984
 Unrealized appreciation            8,185,409
                                  -----------
  Total                           $22,973,393
                                  ===========


   The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2007, the Portfolio had no open futures contracts.

D. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

E. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                               (continued)
--------------------------------------------------------------------------------


F. Portfolio Shares
   The Portfolio records sales and repurchases of its Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano) $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated at the annual rate of 0.74% of the Portfolio's average daily net assets.

Effective May 1, 2007, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. This expense limitation is in effect through May 1, 2008.

Prior to May 1, 2007, PIM agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Portfolio to the extent necessary to limit Class I expenses to 0.79% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $12,982 in management fees, administrative costs and certain other services payable to PIM at December 31, 2007.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $288 in transfer agent fees payable to PIMSS at December 31, 2007.

4. New Pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Growth Opportunities VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Growth Opportunities VCT Portfolio, one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 8, 2008

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.


Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.


Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007 and in the third quintile of its Morningstar category for the ten year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Portfolio's underperformance with PIM, the Trustees agreed that they would monitor the performance of the Portfolio especially closely.


Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Portfolio.

Pioneer Growth Opportunities VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the investment performance of the Portfolio.


Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.


Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would be in the second quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.


Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.


Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                         Trustees and Officers
Pioneer Investment Management, Inc.
                                                           The Board of Trustees provides broad supervision over the Portfolio's
Custodian                                                  affairs. The officers of the Trust are responsible for the Trust's
Brown Brothers Harriman & Co.                              operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm              interested persons of the Trust within the meaning of the 1940 Act are
Ernst & Young LLP                                          referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the
Principal Underwriter                                      Trustees (except Mr. Bock) serves as a Trustee of each of the 77 U.S.
Pioneer Funds Distributor, Inc.                            registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77
Legal Counsel                                              Pioneer Funds. The address for all Trustees and all officers of the Trust
Bingham McCutchen LLP                                      is 60 State Street, Boston, Massachusetts 02109.

Shareowner Services and Transfer                           The Statement of Additional Information provides more detailed
Pioneer Investment Management Shareholder Services, Inc.   information regarding the Trustees and Officers and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of the
Portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset Management S.p.A.
                           ("PGAM"); Non-Executive Chairman and a Director of Pioneer Investment
                           Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer; Chairman
                           and Director of Pioneer Institutional Asset Management, Inc. (since 2006);
                           Director of Pioneer Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment Management
                           (Bermuda) Limited and affiliated funds; Director of PIOGLOBAL Real Estate
                           Investment Fund (Russia) (until June 2006); Director of Nano-C, Inc. (since
                           2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                           Counseling, Inc.; President and Director of Pioneer Funds Distributor, Inc.
                           ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of
                           Counsel, Wilmer Cutler Pickering Hale and Dorr LLP


NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   None

*Mr. Cogan is an Interested Trustee because he is an officer or director of the
Portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(60)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (64)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - present); Partner, Federal
                           City Capital Advisors (boutique merchant bank) (1997 to 2004); and
                           Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                           based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC (international financial advisory firm)
-----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice-President and Corporate Secretary, The Winthrop
(60)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-----------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive Vice President, The
                           Bank of New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-----------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment firm)
-----------------------------------------------------------------------------------------------------------


NAME AND AGE                OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)          Director of The Enterprise Social Investment Company
                            (privately-held affordable housing finance company);
                            and Director of New York Mortgage Trust (publicly
                            traded mortgage REIT)

---------------------------------------------------------------------------------
Mary K. Bush (59)           Director of Brady Corporation (industrial
                            identification and specialty coated material
                            products manufacturer); Director of Briggs &
                            Stratton Co. (engine manufacturer); Director of UAL
                            Corporation (airline holding company) Director of
                            Mantech International Corporation (national
                            security, defense, and intelligence technology
                            firm): and Member, Board of Governors, Investment
                            Company Institute

---------------------------------------------------------------------------------
Margaret B.W. Graham (60)   None
---------------------------------------------------------------------------------
Thomas J. Perna (57)        Director of Quadriserv Inc. (technology products for
                            securities lending industry)

---------------------------------------------------------------------------------
Marguerite A. Piret (59)    Director of New America High Income Fund, Inc.
                            (closed-end investment company)

---------------------------------------------------------------------------------
John Winthrop (71)          None
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                              POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)      Executive Vice   Since March 2007. Serves
                              President        at the discretion of the
                                               Board
---------------------------------------------------------------------------------
Dorothy E. Bourassa (59)      Secretary        Since 2000. Serves at the
                                               discretion of the Board
---------------------------------------------------------------------------------
Christopher J. Kelley (43)    Assistant        Since 2003. Serves at the
                              Secretary        discretion of the Board
---------------------------------------------------------------------------------
Vincent Nave (62)             Treasurer        Since 2000. Serves at the
                                               discretion of the Board
---------------------------------------------------------------------------------
Mark E. Bradley (48)          Assistant        Since 2004. Serves at the
                              Treasurer        discretion of the Board
---------------------------------------------------------------------------------
Luis I. Presutti (42)         Assistant        Since 2000. Serves at the
                              Treasurer        discretion of the Board
---------------------------------------------------------------------------------
Gary Sullivan (49)            Assistant        Since 2002. Serves at the
                              Treasurer        discretion of the Board
---------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant        Since 2003. Serves at the
                              Treasurer        discretion of the Board
---------------------------------------------------------------------------------


NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Daniel K. Kingsbury (49)     Director, CEO and President of Pioneer Investment Management USA Inc.,
                             Pioneer Investment Management, Inc. and Pioneer Institutional Asset
                             Management, Inc. (since March 2007); Executive Vice President of all of the
                             Pioneer Funds (since March 2007); Director of Pioneer Global Asset Management
                             S.p.A. (since March 2007); Head of New Markets Division, Pioneer Global Asset
                             Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and Assistant
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and Controllership Services
                             of Pioneer; and Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004; Treasurer and Senior Vice President, CDC
                             IXIS Asset Management Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)  Fund Administration Manager - Fund Accounting, Administration and
                             Controllership Services since June 2003 and Assistant Treasurer of all of the
                             Pioneer Funds since September 2003; Assistant Vice President - Mutual Fund
                             Operations of State Street Corporation from June 2002 to June 2003 (formerly
                             Deutsche Bank Asset Management)
--------------------------------------------------------------------------------


NAME AND AGE                  OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)      None
----------------------------------------------------------------------
Dorothy E. Bourassa (59)      None
----------------------------------------------------------------------
Christopher J. Kelley (43)    None
----------------------------------------------------------------------
Vincent Nave (62)             None
----------------------------------------------------------------------
Mark E. Bradley (48)          None
----------------------------------------------------------------------
Luis I. Presutti (42)         None
----------------------------------------------------------------------
Gary Sullivan (49)            None
----------------------------------------------------------------------
Katherine Kim Sullivan (34)   None
----------------------------------------------------------------------

Pioneer Growth Opportunities VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                         POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE
Teri W. Anderholm (48)   Chief            Since January 2007.
                         Compliance       Serves at the discretion of
                         Officer          the Board
--------------------------------------------------------------------------------



NAME AND AGE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Teri W. Anderholm (48)   Chief Compliance Officer of Pioneer since December 2006 and of all the
                         Pioneer Funds since January 2007; Vice President and Compliance Officer,
                         MFS Investment Management (August 2005 to December 2006);
                         Consultant, Fidelity Investments (February 2005 to July 2005);
                         Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------



NAME AND AGE             OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Teri W. Anderholm (48)   None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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24

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                                                                              25

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

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

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28

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                                                                              29

                                                           [LOGO] PIONEER
                                                                  Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18655-02-0208

                                                          [LOGO] PIONEER
                                                                 Investments(R)

                        PIONEER VARIABLE CONTRACTS TRUST
             Pioneer Ibbotson Asset Allocation Series VCT Portfolios

                                                                   ANNUAL REPORT
                                                               December 31, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

T a b l e   o f   C o n t e n t s

Pioneer Ibbotson Asset Allocation Series VCT Portfolios

  Moderate Allocation Portfolio - Portfolio and
    Performance Update                                              2

  Growth Allocation Portfolio - Portfolio and
    Performance Update                                              3

  Aggressive Allocation Portfolio - Portfolio and
    Performance Update                                              4

  Comparing Ongoing Portfolio Expenses                              5

  Market Overview and Strategy                                      8

  Portfolio Reviews                                                10

  Schedule of Investments                                          11

  Financial Statements                                             14

  Notes to Financial Statements                                    23

  Report of Independent Registered Public
    Accounting Firm                                                28

  Approval of Investment Advisory and
    Sub-Advisory Agreements                                        29

  Trustees, Officers and Service Providers                         37

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA IS REPRESENTED IN THE PRINTED MATERIAL AS A PIE CHART]
Equity                   60%
Fixed-Income             40%

Actual Asset Allocations
Large Cap Growth Stocks         15.5%
-----------------------------------------------
Large Cap Value Stocks          15.5
-----------------------------------------------
Mid/Small Cap Growth Stocks      6.0
-----------------------------------------------
Mid/Small Cap Value Stocks       6.0
-----------------------------------------------
International Stocks            12.0
-----------------------------------------------
Emerging Markets                 2.0
-----------------------------------------------
Real Estate (REITs)              3.0
-----------------------------------------------
High Yield Bonds                 8.0
-----------------------------------------------
Bonds                            9.0
-----------------------------------------------
Short Term Bonds                17.0
-----------------------------------------------
Cash Equivalents                 6.0
-----------------------------------------------

Actual Portfolio Holdings (Based on total portfolio)

U.S. Stocks                                  Pioneer Independence                4.09%
--------------------------------------------------------------------------------------------
Pioneer Fund                     9.09%       International Stocks
--------------------------------------------------------------------------------------------
Pioneer Research                10.10        Pioneer International Equity        9.80
--------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large                      Pioneer Emerging Markets            2.09
   Cap Growth                    5.12       ------------------------------------------------
                                             Pioneer Europe Select Equity        3.01
--------------------------------------------------------------------------------------------
Pioneer Value                    4.02        Bonds
--------------------------------------------------------------------------------------------
Pioneer Cullen Value             4.05        Pioneer High Yield                  2.14
--------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth           2.03        Pioneer Bond                       11.12
--------------------------------------------------------------------------------------------
Pioneer Mid Cap Value            2.01        Pioneer Short Term Income          17.75
--------------------------------------------------------------------------------------------
Pioneer Small Cap Value          2.00        Pioneer Government Income           1.60
--------------------------------------------------------------------------------------------
Pioneer Real Estate              2.94        Pioneer Global High Yield           2.03
--------------------------------------------------------------------------------------------
Pioneer Growth Opportunities     2.97        Pioneer Strategic Income            2.04
--------------------------------------------------------------------------------------------
This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

                                           12/31/07      12/31/06
Net Asset Value per Share
Class I                                     $ 12.04      $ 11.62
Class II                                    $ 12.01      $ 11.61

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
Class I                     $ 0.1229       $ 0.0002          $ 0.1496
Class II                    $ 0.1226       $ 0.0002          $ 0.1496

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Ibbotson Moderate Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS AS LINE CHART]

                        Pioneer Ibbotson          Pioneer Ibbotson
                       Moderate Allocation       Moderate Allocation          S&P 500           Lehman Brothers
    Date              VCT Portfolio - Class I   VCT Portfolio - Class II       Index         Aggregate Bond Index
  3/31/2005                $10,000                     $10,000                $10,000                $10,000
 12/31/2005                $10,683                     $10,683                $10,721                $10,292
 12/31/2006                $11,828                     $11,818                $12,413                $10,738
 12/31/2007                $12,531                     $12,500                $13,094                $11,486

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                                                      Class I     Class II
--------------------------------------------------------------------------------
Life-of-Class*
(3/18/05)                                             8.23%       8.14%
1 Year                                                5.95        5.77

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Inception date of the Portfolio's Class II shares. Class I shares commenced operations on 12/15/06.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class I shares for the period prior to commencement of operations of Class I shares is based on the performance of the Portfolio's Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA IS REPRESENTED IN THE PRINTED MATERIAL AS A PIE CHART]
Equity                   75%
Fixed-Income             25%

Actual Asset Allocation

Large Cap Growth Stocks        16.5%
-----------------------------------------------
Large Cap Value Stocks         17.5
-----------------------------------------------
Mid/Small Cap Growth Stocks     8.5
-----------------------------------------------
Mid/Small Cap Value Stocks      8.5
-----------------------------------------------
International Stocks           16.0
-----------------------------------------------
Emerging Markets                4.0
-----------------------------------------------
Real Estate (REITs)             4.0
-----------------------------------------------
High Yield Bonds                5.0
-----------------------------------------------
Bonds                           7.5
-----------------------------------------------
Short Term Bonds               12.5
-----------------------------------------------

Actual Portfolio Holdings (Based on total portfolio)

U.S. Stocks                                 Pioneer Independence            4.93%
--------------------------------------------------------------------------------------------
Pioneer Fund                    8.77%       International Stocks
--------------------------------------------------------------------------------------------
Pioneer Research               11.68        Pioneer International Equity   11.73
--------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large                     Pioneer Emerging Markets        4.17
                                           -------------------------------------------------
Cap Growth                      6.95        Pioneer Europe Select Equity    3.58
--------------------------------------------------------------------------------------------
Pioneer Value                   4.09        Bonds
--------------------------------------------------------------------------------------------
Pioneer Cullen Value            4.77        Pioneer High Yield              1.24
--------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth          2.94        Pioneer Bond                    8.97
--------------------------------------------------------------------------------------------
Pioneer Mid Cap Value           3.87        Pioneer Short Term Income       9.87
--------------------------------------------------------------------------------------------
Pioneer Small Cap Value         2.88        Pioneer Government Income       0.15
--------------------------------------------------------------------------------------------
Pioneer Real Estate             3.71        Pioneer Strategic Income        0.99
--------------------------------------------------------------------------------------------
Pioneer Growth Opportunities    3.73        Pioneer Global High Yield       0.98
--------------------------------------------------------------------------------------------
This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

                                          12/31/07      12/31/06
Net Asset Value per Share (Class II)      $ 12.41      $ 12.07

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
                            $ 0.1271       $ 0.0002          $ 0.2317

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Growth Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS AS LINE CHART]

                        Pioneer Ibbotson
                        Growth Allocation       S&P 500           Lehman Brothers
    Date             VCT Portfolio, Class II     Index         Aggregate Bond Index
     3/05                   $10,000             $10,000               $10,000
    12/05                   $10,878             $10,721               $10,292
    12/06                   $12,256             $12,413               $10,738
    12/07                   $12,960             $13,094               $11,486

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
Net Asset Value                                                      Class II
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                            9.39%
1 Year                                                               5.74

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Target Asset Allocations

[THE FOLLOWING DATA IS REPRESENTED IN THE PRINTED MATERIAL AS A PIE CHART]
Equity                   90%
Fixed Income             10%

Actual Asset Allocations

Large Cap Growth Stocks        19.0%
-----------------------------------------------------
Large Cap Value Stocks         19.0
-----------------------------------------------------
Mid/Small Cap Growth Stocks    10.5
-----------------------------------------------------
Mid/Small Cap Value Stocks     10.5
-----------------------------------------------------
International Stocks           21.0
-----------------------------------------------------
Emerging Markets                5.0
-----------------------------------------------------
Real Estate (REITs)             5.0
-----------------------------------------------------
High Yield Bonds                0.0
-----------------------------------------------------
Bonds                           7.0
-----------------------------------------------------
Short Term Bonds                3.0
-----------------------------------------------------

Actual Portfolio Holdings (Based on total portfolio)

U.S. Stocks                             Pioneer Real Estate             4.58%
--------------------------------------------------------------------------------
Pioneer Fund              10.13%        Pioneer Growth Opportunities    4.09
--------------------------------------------------------------------------------
Pioneer Research          13.16         Pioneer Independence            5.12
--------------------------------------------------------------------------------
Pioneer Oak Ridge Large                 International Stocks
                                       -----------------------------------------
    Cap Growth             7.58         Pioneer Europe Select Equity    5.28
--------------------------------------------------------------------------------
Pioneer Value              3.93         Pioneer International Equity   15.15
--------------------------------------------------------------------------------
Pioneer Cullen Value       5.35         Pioneer Emerging Markets        5.32
--------------------------------------------------------------------------------
Pioneer Mid Cap Growth     3.04         Bonds
--------------------------------------------------------------------------------
Pioneer Mid Cap Value      4.98         Pioneer Bond                    8.12
--------------------------------------------------------------------------------
Pioneer Small Cap Value    3.90         Pioneer Short Term Income       0.27
--------------------------------------------------------------------------------
This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

                                          12/31/07      12/31/06
Net Asset Value per Share (Class II)      $ 12.54        $ 12.42

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
                            $ 0.1570       $  -              $ 0.3843

--------------------------------------------------------------------------------
Performance of a $10,000 Investment
The following chart shows the change in value of an investment made in Pioneer Ibbotson Aggressive Allocation VCT Portfolio at net asset value, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL AS AS LINE CHART]

                        Pioneer Ibbotson
                       Aggressive Allocation          S&P 500          Lehman Brothers
    Date              VCT Portfolio, Class II          Index         Aggregate Bond Index
    3/05                    $10,000                   $10,000              $10,000
   12/05                    $11,024                   $10,721              $10,292
   12/06                    $12,616                   $12,413              $10,738
   12/07                    $13,271                   $13,094              $11,486

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly an the index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
Net Asset Value                                                         Class II
--------------------------------------------------------------------------------
Life-of-Class
(3/18/05)                                                               10.52%
1 Year                                                                   5.19

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $   999.15       $   998.30
       Expenses Paid During the Period*        $     4.59       $     5.84

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.91% for Class I Shares and 1.16% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Moderate Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $ 1,020.62       $ 1,019.36
       Expenses Paid During the Period*        $     4.63       $     5.90

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.91% for Class I Shares and 1.16% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                 II
       --------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00
       Ending Account Value on 12/31/07        $   990.45
       Expenses Paid During Period*            $     6.02

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.20% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Growth Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

       Share Class                                 II
       --------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00
       Ending Account Value on 12/31/07        $ 1,019.16
       Expenses Paid During Period*            $     6.11

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.20% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                 II
       --------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00
       Ending Account Value on 12/31/07        $   978.88
       Expenses Paid During Period*            $     8.08

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.62% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Ibbotson Aggressive Allocation VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

       Share Class                                 II
       --------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00
       Ending Account Value on 12/31/07        $ 1,017.04
       Expenses Paid During Period*            $     8.24

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.62% for Class II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
MARKET OVERVIEW AND STRATEGY 12/31/07
--------------------------------------------------------------------------------

In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates Advisors, LLC, discusses the market environment and investment strategies that applied to the Portfolios in the Pioneer Ibbotson Asset Allocation Series VCT Portfolios for the annual period ended December 31, 2007.

Q.   Could you characterize the economic and market backdrop during 2007?

A. The first half of the year saw solid economic growth, amidst uncertainty over the impact of the issues in the housing sector, and in particular the subprime mortgage market, on the overall economy. Inflation generally remained moderate, although there were indicators, including continued strong employment and high oil prices, that raised concerns over its direction. At the beginning of the period, the yield curve (a graph depicting the relationships between bond yields and maturities) was inverted, with short-term rates higher than long-term rates. As the period progressed, an increase in inflationary concerns caused the yield curve to re-steepen, as longer Treasuries began to reflect the risk of their returns being eroded. The Federal Reserve held the benchmark Fed funds rate steady at 5.25% during the first six months of 2007, while noting that controlling inflation continued to be its principal focus.

     The second half of the year saw a sharp disruption in the financial markets. In July and August, the scope of the subprime mortgage crisis began to emerge, causing significant volatility across global markets. Credit tightened and liquidity disappeared as investors sought to protect themselves against risks that were difficult to evaluate. Ultimately, this risk aversion led to a flight to quality, which was most strongly evidenced by high demand for U.S. Treasury securities. The bond markets began to price in a Federal Reserve easing of short term rates, causing rates to fall and the yield curve to steepen significantly. In September, October and November, the Fed lowered the benchmark short-term rate in total by one percentage point to 4.25%.

     Interest rates ended the year lower along the yield curve. Since a bond's price moves in the opposite direction of its yield, this meant that bond prices generally rose over the period, with Treasuries benefiting the most. The overall bond market returned 6.97% for the year as gauged by the Lehman Brothers Aggregate Bond Index. The U.S. equity market in total provided reasonably positive returns for the full year as reflected in the S&P 500 Index's return of 5.49% for 2007, with large-cap and growth-oriented stocks substantially outperforming small-cap and value issues during the year. International equities outperformed the domestic stock market, with the MSCI EAFE Index returning 11.17% for the 12 months.

Q. What were the strategic considerations that you applied to the three Portfolios in allocating assets in 2007?

A. For each Portfolio, assets have been invested in keeping with their broad asset allocation and specific mutual fund targets. In addition, we have implemented several tactical shifts across all the Portfolios in 2007.

     Within the U.S. stock portion of the Portfolios, we continued to emphasize large-capitalization stocks relative to small-cap stocks for a number of reasons. While small- cap stocks have historically outperformed large-caps over significant periods, there is a cyclical aspect to this outperformance, and the recently concluded cycle of small- cap outperformance was unusually long. In addition, if the economy enters a recession, as appears possible, large-cap stocks may be more resilient. Finally, the current tight credit environment driven by the subprime crisis favors large, cash-rich companies. For the year, this weighting was a positive contributor to each Portfolio's performance. We believe that we are likely still in a cycle of large-cap performance leadership

A Word About Risk:

The Portfolio performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     and expect to maintain this overweight positioning in the Portfolio. With respect to the other equity categories, exposure remained neutral throughout the period. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging.

     A second emphasis has been within the bond portion of the Portfolios, where for most of the year we underweighted the long-term bond funds, with the difference allocated to the shorter-term fixed-income funds. This weighting was designed to limit volatility, but constrained performance for the period, as longer-term bonds benefited most from the flight to quality over the second half of the year and from falling interest rates. Toward the end of the year, we phased out that positioning, as a steeper yield curve made long-term rates more attractive on a relative basis. In addition, we cannot rule out another flight to quality trend in 2008 that would again benefit longer-term issues the most. Elsewhere within fixed-income, the yield spread offered by high-yield bonds versus investment-grade issues remains below its long-term average, and it is possible that a slowing economy could lead to an increase in defaults. As a result, we have been moving gradually to underweight the high-yield bond funds in the Portfolio.

     Finally, we continue to underweight REITs (Real Estate Investment Trusts). This measure added to performance over the year, as REITs experienced double digit percentage declines in 2007. REITs are traditionally most attractive to investors seeking income return. Following recent price weakness, REIT yields now exceed those of Treasury bonds. However, while valuations have retreated from the extremes of the recent past, REITs continue to trade above their long-term valuation averages. We continue to underweight REITs in view of our risk/reward assessment.

Q. What factors are you watching most closely as you determine strategy for the Portfolios going forward?

A. We would not be surprised to see ongoing weakness in the U.S. dollar in view of the U.S. trade, budget and savings deficits. Given this perspective, we are evaluating a range of non-U.S. asset classes, both equities and fixed-income, for possible increased weightings. In addition, both emerging market stocks and U.S. growth stocks experienced very high returns in the fourth quarter of 2007. While both asset classes have displayed significant momentum and play an important role in a diversified portfolio, current valuations have led us to evaluate these categories for possible trimming.

     Going forward, we will continue to monitor economic indicators and interest rates to evaluate whether we need to adjust the views underlying our strategic allocations.



Please see Portfolio Reviews beginning on page 10 for information on specific weightings and performance for each of the Portfolios.

Any information in this shareowner report regarding market or economic trends or the factors influencing a Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
PORTFOLIO REVIEWS 12/31/07
--------------------------------------------------------------------------------

Moderate Allocation

The Portfolio's total returns for the annual period ended December 31, 2007 were 5.95% for the Class I shares and 5.77% for Class II shares.

The Portfolio targeted an asset allocation of 50-70% equities and 30-50% fixed-income during the period ended December 31, 2007. Within the equity portion of the Portfolio, Pioneer Research Fund was the largest holding at 10.10% of the Portfolio on December 31, 2007. Pioneer International Equity Fund was the next largest equity holding at 9.80% of the Portfolio. Large-capitalization holdings were weighted slightly above the target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller-cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a shorter duration bond fund, Pioneer Short Term Income Fund, at 17.75%, while a longer duration bond fund, Pioneer Bond Fund represented 11.12% of the Portfolio. (Duration is a measure of a bond's price sensitivity to changes in interest rates).

Growth Allocation

The Portfolio's total return for the annual period ended December 31, 2007 was 5.74% for Class II shares.

The Portfolio targeted an asset allocation of 70-100% equities and 0-30% fixed-income during the period. Within the equity portion of the Portfolio, Pioneer International Equity Fund was the largest holding at 11.73% of the Portfolio on December 31, 2007. The largest domestic equity allocation on December 31, 2007 was to Pioneer Research Fund (11.68%) followed by the Pioneer Fund (8.77%). Large-capitalization holdings were weighted slightly above target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller-cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a shorter duration bond fund, Pioneer Short Term Income Fund, at 9.87%, while a longer duration bond fund, Pioneer Bond Fund represented 8.97% of the Portfolio.

Aggressive Allocation

The Portfolio's total return for the annual period ended December 31, 2007 was 5.19% for Class II shares.

The Portfolio targeted an asset allocation of 85-100% equities and 0-15% fixed-income during the period. Within the equity portion of the Portfolio, Pioneer International Equity Fund was the largest holding at 15.15% of the Portfolio on December 31, 2007. The largest domestic equity allocation on December 31, 2007 was to Pioneer Research Fund (13.16%) followed by the Pioneer Fund (10.13%). Large-capitalization holdings were weighted slightly above target at the end of the period, reflecting management's view that these stocks were more attractive than their smaller-cap counterparts. Within the fixed-income portion of the Portfolio, the largest holding at the end of the period was in a longer duration bond fund, Pioneer Bond Fund, at 8.12% of the Portfolio, while a shorter duration bond fund, Pioneer Short Term Income Fund represented 0.27% of the Portfolio.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

A Word About Risk:

The Portfolio performance depends on the adviser's skill in determining the strategic asset class allocations, the mix of underlying Pioneer funds, as well as the performance of those underlying funds. The underlying funds' performance may be lower than the performance of the asset class that they were selected to represent. Stocks and bonds can decline due to adverse issuer, market, regulatory, or economic developments. These risk factors, including those associated with currency exchange rates, also apply to investments in international markets, all of which make international markets more volatile and less liquid than investments in domestic markets. Some of the underlying portfolios can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. Before making an investment in a Portfolio, you should consider all the risks associated with it.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for each Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all Portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

    Shares                                                                Value
            MUTUAL FUNDS - 98.5%
            PIONEER FUNDS - 98.5%
 2,041,531  Pioneer Bond Fund Class Y                              $ 18,680,011
                                                                   ------------
   322,451  Pioneer Cullen Value Fund Class Y                         6,810,160
                                                                   ------------
    84,281  Pioneer Emerging Markets Fund Class Y                     3,517,887
                                                                   ------------
   142,575  Pioneer Europe Select Equity Fund Class Y                 5,058,559
                                                                   ------------
   328,840  Pioneer Fund Class Y                                     15,274,634
                                                                   ------------
   294,779  Pioneer Global High Yield Fund Class Y                    3,401,753
                                                                   ------------
   282,570  Pioneer Government Income Fund Class Y                    2,687,242
                                                                   ------------
   195,079  Pioneer Growth Opportunities Fund
            Class Y                                                   4,992,076
                                                                   ------------
   344,421  Pioneer High Yield Fund Class Y                           3,599,203
                                                                   ------------
   510,462  Pioneer Independence Fund Class Y                         6,875,918
                                                                   ------------
   632,355  Pioneer International Equity Fund Class Y                16,472,860
                                                                   ------------
   209,657  Pioneer Mid-Cap Growth Fund Class Y                       3,413,211
                                                                   ------------
   145,573  Pioneer Mid-Cap Value Fund Class Y                        3,380,216
                                                                   ------------
   619,165  Pioneer Oak Ridge Large Cap Growth Fund
            Class Y                                                   8,594,006
                                                                   ------------
   225,233  Pioneer Real Estate Shares Class Y                        4,932,608
                                                                   ------------
 1,664,674  Pioneer Research Fund Class Y                            16,963,027
                                                                   ------------
 3,042,406  Pioneer Short Term Income Fund Class Y                   29,815,578
                                                                   ------------
   138,944  Pioneer Small Cap Value Fund Class Y                      3,367,991
                                                                   ------------
   327,799  Pioneer Strategic Income Fund Class Y                     3,428,779
                                                                   ------------
   436,444  Pioneer Value Fund Class Y                                6,747,424
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES - 98.5%
            (Cost $172,033,901)(a)                                 $168,013,143
                                                                   ------------
            OTHER ASSETS AND
            LIABILITIES - 1.5%                                     $  2,541,925
                                                                   ------------
            TOTAL NET ASSETS - 100.0%                              $170,555,068
                                                                   ============

(a) At December 31, 2007, the net unrealized loss on investments based on cost for federal tax purposes of $172,179,758 was as follows:


     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                  $ 3,038,542
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                   (7,205,157)
                                                                   -----------
     Net unrealized loss                                           $(4,166,615)
                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $72,237,942 and $17,453,132, respectively.


The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

    Shares                                                                Value
            MUTUAL FUNDS - 99.9%
            PIONEER FUNDS - 99.9%
 2,494,286  Pioneer Bond Fund Class Y                              $ 22,822,715
                                                                   ------------
   574,281  Pioneer Cullen Value Fund Class Y                        12,128,806
                                                                   ------------
   254,446  Pioneer Emerging Markets Fund Class Y                    10,620,583
                                                                   ------------
   257,106  Pioneer Europe Select Equity Fund Class Y                 9,122,118
                                                                   ------------
   480,538  Pioneer Fund Class Y                                     22,321,013
                                                                   ------------
   216,978  Pioneer Global High Yield Fund Class Y                    2,503,926
                                                                   ------------
    38,707  Pioneer Government Income Fund Class Y                      368,107
                                                                   ------------
   370,468  Pioneer Growth Opportunities Fund
            Class Y                                                   9,480,286
                                                                   ------------
   301,098  Pioneer High Yield Fund Class Y                           3,146,469
                                                                   ------------
   931,990  Pioneer Independence Fund Class Y                        12,553,902
                                                                   ------------
 1,146,049  Pioneer International Equity Fund Class Y                29,854,578
                                                                   ------------
   459,535  Pioneer Mid-Cap Growth Fund Class Y                       7,481,231
                                                                   ------------
   423,870  Pioneer Mid-Cap Value Fund Class Y                        9,842,260
                                                                   ------------
 1,273,787  Pioneer Oak Ridge Large Cap Growth Fund
            Class Y                                                  17,680,170
                                                                   ------------
   431,586  Pioneer Real Estate Shares Class Y                        9,451,727
                                                                   ------------
 2,917,750  Pioneer Research Fund Class Y                            29,731,870
                                                                   ------------
 2,562,360  Pioneer Short Term Income Fund Class Y                   25,111,123
                                                                   ------------
   302,595  Pioneer Small Cap Value Fund Class Y                      7,334,891
                                                                   ------------
   241,361  Pioneer Strategic Income Fund Class Y                     2,524,637
                                                                   ------------
   673,027  Pioneer Value Fund Class Y                               10,405,002
                                                                   ------------
            TOTAL INVESTMENTS IN SECURITIES - 99.9%
            (Cost $263,192,201)(a)                                 $254,485,414
                                                                   ------------
            OTHER ASSETS AND
            LIABILITIES - 0.1%                                     $    227,999
                                                                   ------------
            TOTAL NET ASSETS - 100.0%                              $254,713,413
                                                                   ============

(a) At December 31, 2007, the net unrealized loss on investments based on cost for federal tax purposes of $263,354,705 was as follows:


     Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                  $ 5,525,163
     Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                  (14,394,454)
                                                                   -----------
     Net unrealized loss                                           $(8,869,291)
                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $133,266,930 and $14,768,636, respectively.

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

  Shares                                                                 Value
              MUTUAL FUNDS - 100.3%
              PIONEER FUNDS - 100.3%
 112,378      Pioneer Bond Fund Class Y                            $ 1,028,259
                                                                   -----------
  32,096      Pioneer Cullen Value Fund Class Y                        677,872
                                                                   -----------
  16,148      Pioneer Emerging Markets Fund Class Y                    674,036
                                                                   -----------
  18,860      Pioneer Europe Select Equity Fund Class Y                669,147
                                                                   -----------
  27,641      Pioneer Fund Class Y                                   1,283,943
                                                                   -----------
  20,253      Pioneer Growth Opportunities Fund
              Class Y                                                  518,265
                                                                   -----------
  48,167      Pioneer Independence Fund Class Y                        648,812
                                                                   -----------
  73,671      Pioneer International Equity Fund Class Y              1,919,136
                                                                   -----------
  23,697      Pioneer Mid-Cap Growth Fund Class Y                      385,788
                                                                   -----------
  27,168      Pioneer Mid-Cap Value Fund Class Y                       630,848
                                                                   -----------
  69,207      Pioneer Oak Ridge Large Cap Growth Fund
              Class Y                                                  960,589
                                                                   -----------
  26,522      Pioneer Real Estate Shares Class Y                       580,834
                                                                   -----------
 163,585      Pioneer Research Fund Class Y                          1,666,933
                                                                   -----------
   3,504      Pioneer Short Term Income Fund Class Y                    34,339
                                                                   -----------
  20,382      Pioneer Small Cap Value Fund Class Y                     494,048
                                                                   -----------
  32,222      Pioneer Value Fund Class Y                               498,146
                                                                   -----------
              TOTAL INVESTMENTS IN SECURITIES - 100.3%
              (Cost $12,792,923)(a)                                $12,670,995
                                                                   -----------
              OTHER ASSETS AND
              LIABILITIES - (0.3%)                                 $   (40,190)
                                                                   -----------
              TOTAL NET ASSETS - 100.0%                            $12,630,805
                                                                   ===========

(a) At December 31, 2007, the net unrealized loss on investments based on cost for federal tax purposes of $12,816,832 was as follows:


      Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                  $ 555,135
      Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                   (700,972)
                                                                    ---------
      Net unrealized loss                                           $(145,837)
                                                                    =========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $4,720,302 and $2,130,846, respectively.

The accompanying notes are an integral part of these financial statements.    13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                        12/15/06 (a)
                                                                                      Year Ended           to
                                                                                       12/31/07         12/31/06
CLASS I                                                                               ----------        ------------
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                                                    $ 11.62          $ 11.63
                                                                                        -------          -------
Increase (decrease) from investment operations:
 Net investment income (b)                                                              $  0.15          $  0.05
 Net realized and unrealized gain (loss) on investments                                    0.54            (0.06)
                                                                                        -------          -------
  Net increase (decrease) from investment operations                                    $  0.69          $ (0.01)
                                                                                        -------          -------
Distributions to shareowners:
 Net investment income                                                                  $ (0.12)              --
 Net realized gain                                                                        (0.15)              --
                                                                                        -------          -------
Total distributions to shareowners                                                      $ (0.27)              --
                                                                                        -------          -------
Net increase (decrease) in net asset value                                              $  0.42          $ (0.01)
                                                                                        -------          -------
Net asset value, end of period                                                          $ 12.04          $ 11.62
                                                                                        =======          =======
Total return*                                                                              5.95%           (0.09)%(c)
 Ratio of net expenses to average net assets+                                              0.14%            0.90%**
 Ratio of net investment income to average net assets+                                     1.23%            9.80%**
 Portfolio turnover rate                                                                     12%               1%(c)
 Net assets, end of period (in thousands)                                               $20,582          $25,009
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                             0.27%            0.90%**
  Net investment income                                                                    1.10%            9.80%**

(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
(c)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

14    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                  3/18/05 (a)
                                                                                      Year Ended   Year Ended         to
                                                                                       12/31/07     12/31/06       12/31/05
CLASS II                                                                              ----------   ----------     -----------
Moderate Allocation VCT Portfolio
Net asset value, beginning of period                                                   $  11.61     $ 10.63       $ 10.00
                                                                                       --------     -------       -------
Increase from investment operations:
 Net investment income (b)                                                             $   0.31     $  0.24       $  0.15
 Net realized and unrealized gain on investments                                           0.36        0.87          0.48
                                                                                       --------     -------       -------
  Net increase from investment operations                                              $   0.67     $  1.11       $  0.63
                                                                                       --------     -------       -------
Distributions to shareowners:
 Net investment income                                                                 $  (0.12)    $ (0.04)           --
 Net realized gain                                                                        (0.15)      (0.09)           --
                                                                                       --------     -------       -------
 Total distributions to shareowners                                                    $  (0.27)    $ (0.13)           --
                                                                                       --------     -------       -------
Net increase in net asset value                                                        $   0.40     $  0.98       $  0.63
                                                                                       --------     -------       -------
Net asset value, end of period                                                         $  12.01     $ 11.61       $ 10.63
                                                                                       ========     =======       =======
Total return*                                                                              5.77%      10.62%         6.30%(c)
 Ratio of net expenses to average net assets+                                              0.39%       0.46%         0.74%**
 Ratio of net investment income to average net assets+                                     2.53%       2.24%         1.73%**
 Portfolio turnover rate                                                                     12%          1%           27%(c)
 Net assets, end of period (in thousands)                                              $149,973     $97,980       $20,067
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                             0.52%       0.60%         1.42%**
  Net investment income                                                                    2.40%       2.10%         1.05%**

(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
(c) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    15

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                 3/18/05 (a)
                                                                                     Year Ended   Year Ended         to
                                                                                      12/31/07     12/31/06       12/31/05
CLASS II                                                                             ----------   ----------     -----------
Growth Allocation VCT Portfolio
Net asset value, beginning of period                                                  $  12.07     $  10.78       $ 10.00
                                                                                      --------     --------       -------
Increase from investment operations:
 Net investment income (b)                                                            $   0.21     $   0.22       $  0.11
 Net realized and unrealized gain on investments                                          0.49         1.14          0.67
                                                                                      --------     --------       -------
  Net increase from investment operations                                             $   0.70     $   1.36       $  0.78
                                                                                      --------     --------       -------
Distributions to shareowners:
 Net investment income                                                                $  (0.13)    $  (0.02)           --
 Net realized gain                                                                       (0.23)       (0.05)           --
                                                                                      --------     --------       -------
 Total distributions to shareowners                                                   $  (0.36)    $  (0.07)           --
                                                                                      --------     --------       -------
Net increase in net asset value                                                       $   0.34     $   1.29       $  0.78
                                                                                      --------     --------       -------
Net asset value, end of period                                                        $  12.41     $  12.07       $ 10.78
                                                                                      ==========   ========       =======
Total return*                                                                             5.74%       12.67%         7.80%(c)
 Ratio of net expenses to average net assets+                                             0.38%        0.43%         0.74%**
 Ratio of net investment income to average net assets+                                    1.68%        2.00%         1.34%**
 Portfolio turnover rate                                                                     7%           0%           20%(c)
 Net assets, end of period (in thousands)                                             $254,713     $148,784       $13,245
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                            0.48%        0.53%         1.74%**
  Net investment income                                                                   1.58%        1.90%         0.34%**

(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
(c) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

16    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                              3/18/05 (a)
                                                                                    Year Ended   Year Ended       to
                                                                                     12/31/07     12/31/06     12/31/05
CLASS II                                                                            ----------   ----------   -----------
Aggressive Allocation VCT Portfolio
Net asset value, beginning of period                                                  $ 12.42      $ 10.98       $10.00
                                                                                      -------      -------       ------
Increase from investment operations:
 Net investment income (b)                                                            $  0.08      $  0.09       $ 0.08
 Net realized and unrealized gain on investments                                         0.58         1.48         0.90
                                                                                       ------      ------       ------
  Net increase from investment operations                                             $  0.66      $  1.57       $ 0.98
                                                                                       ------      ------       ------
Distributions to shareowners:
 Net investment income                                                                $ (0.16)       (0.03)          --
 Net realized gain                                                                      (0.38)       (0.10)          --
                                                                                      -------      ------       -------
 Total distributions to shareowners                                                   $ (0.54)       (0.13)          --
                                                                                      -------      ------       -------
Net increase in net asset value                                                       $  0.12      $  1.44       $ 0.98
                                                                                      -------      ------       -------
Net asset value, end of period                                                        $ 12.54      $ 12.42       $10.98
                                                                                      =======     =======       =======
Total return*                                                                            5.19%       14.44%        9.80%(c)
 Ratio of net expenses to average net assets+                                            0.74%        0.74%        0.74%**
 Ratio of net investment income to average net assets+                                   0.61%        0.79%        0.90%**
 Portfolio turnover rate                                                                   18%           7%          17%(c)
 Net assets, end of period (in thousands)                                             $12,631      $10,672       $3,077
 Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                           0.98%        1.40%        5.94%**
  Net investment income (loss)                                                           0.37%        0.13%       (4.30)%**

(a) Commencement of operations.
(b) Calculated using average shares outstanding for the period.
(c) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+ In addition to the expenses which the Portfolio bears directly, the Portfolio indirectly bears pro rata shares of the expenses of the funds in which the Portfolio invests. Because each of the underlying funds bears its own varying expense levels and because the Portfolio may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Portfolio will vary from time to time.
NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges and sales charges.

The accompanying notes are an integral part of these financial statements.    17

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

                                                                        Moderate           Growth         Aggressive
                                                                       Allocation        Allocation       Allocation
                                                                     VCT Portfolio     VCT Portfolio     VCT Portfolio
ASSETS:
 Investments in securities of affiliated issuers, at value (cost
  $172,033,901, $263,192,201 and $12,792,923, respectively)          $168,013,143      $254,485,414      $12,670,995
 Cash                                                                   2,762,210           357,450              490
 Receivables for:
  Investment Funds sold                                                        --         1,000,000               --
  Capital stock sold                                                      213,074           376,369               --
  Due from Pioneer Investment Management, Inc.                             30,279            32,220            6,987
 Other assets                                                               2,501             3,395          239,448
                                                                     ------------      ------------      -----------
    Total assets                                                     $171,021,207      $256,254,848      $12,917,920
                                                                     ------------      ------------      -----------
LIABILITIES:
 Payables for:
  Investment Funds purchased                                         $    243,343      $  1,353,268      $   230,000
  Capital stock redeemed                                                   96,363            26,975            3,204
 Due to affiliates                                                         54,771            88,436            4,563
 Accrued expenses and other liabilities                                    71,662            72,756           49,348
                                                                     ------------      ------------      -----------
    Total liabilities                                                $    466,139      $  1,541,435      $   287,115
                                                                     ------------      ------------      -----------
NET ASSETS:
 Paid-in capital                                                     $160,643,132      $241,560,101      $11,518,875
 Undistributed net investment income                                    4,464,722         5,268,073          175,277
 Accumulated net realized gain on investments                           9,467,972        16,592,026        1,058,581
 Net unrealized loss on investments                                    (4,020,758)       (8,706,787)        (121,928)
                                                                     ------------      ------------      -----------
    Total net assets                                                 $170,555,068      $254,713,413      $12,630,805
                                                                     ============      ============      ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Net Assets of Class I Shares                                        $ 20,582,248      $         --      $        --
 Net Assets of Class II Shares                                       $149,972,820      $254,713,413      $12,630,805
 Class I Shares outstanding                                             1,709,629                --               --
 Class II Shares outstanding                                           12,492,260        20,523,101        1,006,920
 Net Asset Value -- Class I Shares                                   $      12.04      $         --      $        --
 Net Asset Value -- Class II Shares                                  $      12.01      $      12.41      $     12.54

18    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

                                                                      Moderate             Growth           Aggressive
                                                                     Allocation          Allocation         Allocation
                                                                   VCT Portfolio        VCT Portfolio      VCT Portfolio
INVESTMENT INCOME:
 Dividend income from securities of affiliated issuers             $   3,862,610       $    4,354,833      $   164,168
 Interest                                                                185,297               44,933            1,343
                                                                   -------------       --------------      -----------
     Total investment income                                       $   4,047,907       $    4,399,766      $   165,511
                                                                   -------------       --------------      -----------
EXPENSES:
 Management fees                                                         196,071              278,055           15,895
 Transfer agent fees and expenses
 Class I                                                                   1,625                   --               --
 Class II                                                                    683                1,488            1,488
 Distribution fees (Class II)                                            319,087              534,742           30,567
 Administrative fees                                                      26,394               37,432            2,140
 Custodian fees                                                           68,424              116,289           18,441
 Professional fees                                                        79,254               49,411           39,864
 Printing fees                                                            22,718                9,870            5,648
 Fees and expenses of nonaffiliated trustees                               5,566                5,567            6,067
 Miscellaneous                                                             1,832                  912              427
                                                                   -------------       --------------      -----------
  Total expenses                                                   $     721,654       $    1,033,766      $   120,537
                                                                   -------------       --------------      -----------
  Less management fees waived and expenses reimbursed by
    Pioneer Investment Management, Inc.                            $    (191,604)            (220,979)         (30,059)
                                                                   -------------       --------------      -----------
  Net expenses                                                     $     530,050       $      812,787      $    90,478
                                                                   -------------       --------------      -----------
    Net investment income                                          $   3,517,857       $    3,586,979      $    75,033
                                                                   -------------       --------------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
 Net realized gain (loss) on:
  Investments                                                      $     320,336       $     (112,333)     $    56,410
  Realized gain distributions from investment company shares          10,170,604           18,428,456        1,117,202
                                                                   -------------       --------------      -----------
                                                                   $  10,490,940       $   18,316,123      $ 1,173,612
                                                                   -------------       --------------      -----------
 Change in net unrealized gain (loss) on investments               $  (6,353,442)      $  (12,245,188)     $  (688,672)
                                                                   -------------       --------------      -----------
    Net gain on investments                                        $   4,137,498       $    6,070,935      $   484,940
                                                                   -------------       --------------      -----------
    Net increase in net assets resulting from operations           $   7,655,355       $    9,657,914      $   559,973
                                                                   =============       ==============      ===========

The accompanying notes are an integral part of these financial statements.    19

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                    Moderate Allocation
                                                                                       VCT Portfolio
                                                                            ------------------------------------
                                                                                Year Ended         Year Ended
                                                                                 12/31/07           12/31/06
FROM OPERATIONS:
Net investment income                                                         $   3,517,857      $   1,115,755
Net realized gain on investments                                                 10,490,940          2,246,619
Change in net unrealized gain (loss) on investments                              (6,353,442)         2,117,464
                                                                              -------------      -------------
Net increase in net assets resulting from operations                          $   7,655,355      $   5,479,838
                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                      $    (234,522)     $          --
 Class II                                                                        (1,284,460)          (135,015)
Net capital gains:
 Class I                                                                           (285,854)                --
 Class II                                                                        (1,569,430)          (322,743)
                                                                              -------------      -------------
 Total distributions to shareowners                                           $  (3,374,266)     $    (457,758)
                                                                              -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  54,497,618      $  58,814,207
Reinvestment of distributions                                                     3,374,266            456,412
Cost of shares repurchased                                                      (14,587,399)        (3,267,460)
 Shares issued in reorganization                                                         --         41,897,189
                                                                              -------------      -------------
 Net increase in net assets resulting from Portfolio share transactions       $  43,284,485      $  97,900,348
                                                                              -------------      -------------
 Net increase in net assets                                                   $  47,565,574      $ 102,922,428
NET ASSETS:
Beginning of year                                                             $ 122,989,494      $  20,067,066
                                                                              -------------      -------------
End of year                                                                   $ 170,555,068      $ 122,989,494
                                                                              =============      ==============
Undistributed net investment income, end of year                              $   4,464,722      $   1,517,835
                                                                              -------------      -------------

20    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                Growth Allocation               Aggressive Allocation
                                                                  VCT Portfolio                     VCT Portfolio
                                                         ------------------------------- --------------------------------
                                                           Year Ended        Year Ended       Year Ended      Year Ended
                                                            12/31/07          12/31/06         12/31/07        12/31/06
FROM OPERATIONS:
Net investment income                                    $   3,586,979     $   1,257,119    $     75,033     $     57,082
Net realized gain on investments                            18,316,123         4,888,250       1,173,612          456,029
Change in net unrealized gain (loss) on investments        (12,245,188)        3,285,142        (688,672)         479,989
                                                         -------------     -------------    ------------     ------------
Net increase in net assets resulting from operations     $   9,657,914     $   9,430,511    $    559,973     $    993,100
                                                         -------------     -------------    ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income                                    $  (2,176,164)    $     (86,886)   $   (149,738)    $    (17,942)
Net capital gains                                           (3,970,514)         (230,130)       (366,524)         (66,851)
                                                         -------------     -------------    ------------     ------------
Total distributions to shareowners                       $  (6,146,678)    $    (317,016)   $   (516,262)    $    (84,793)
                                                         -------------     -------------    ------------     ------------
FROM PORTFOLIO SHARE
TRANSACTIONS:
Net proceeds from sale of shares                         $ 102,753,113     $ 126,966,120    $  2,564,241     $  7,192,804
Reinvestment of distributions                                6,146,678           316,340         516,262           67,517
Cost of shares repurchased                                  (6,481,769)         (856,413)     (1,165,109)        (574,177)
                                                         -------------     -------------    ------------     ------------
 Net increase in net assets resulting from Portfolio
  share transactions                                     $ 102,418,022     $ 126,426,047    $  1,915,394     $  6,686,144
                                                         -------------     -------------    ------------     ------------
 Net increase in net assets                              $ 105,929,258     $ 135,539,542    $  1,959,105     $  7,594,451
NET ASSETS:
Beginning of year                                        $ 148,784,155     $  13,244,613    $ 10,671,700     $  3,077,249
                                                         -------------     -------------    ------------     ------------
End of year                                              $ 254,713,413     $ 148,784,155    $ 12,630,805     $ 10,671,700
                                                         -------------     -------------    ------------     ------------
Undistributed net investment income, end of year         $   5,268,073     $   2,175,311    $    175,277     $    149,667
                                                         -------------     -------------    ------------     ------------

The accompanying notes are an integral part of these financial statements.    21

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Moderate Allocation VCT Portfolio
                                      -------------------------------------------------------------
                                              Year Ended                        Year Ended
                                           December 31, 2007                 December 31, 2006
                                        Shares           Amount           Shares           Amount
Class I
Shares sold                              36,513      $    438,633            1,323      $     35,685
Reinvestment of distributions            42,935           520,376               --                --
Less shares repurchased                (522,563)       (6,302,382)         (18,243)         (211,943)
Shares issued in reorganization              --                --        2,169,664        25,227,196
                                       --------      ------------        ---------      ------------
  Net increase (decrease)              (443,115)     $ (5,343,373)       2,152,744        25,050,938
                                       --------      ------------        ---------      ------------
Class II
Shares sold                           4,506,168      $ 54,058,985        5,352,931      $ 58,778,522
Reinvestment of distributions           235,859         2,853,890           43,468           456,412
Less shares repurchased                (687,314)       (8,285,017)        (280,072)       (3,055,517)
Shares issued in reorganization              --                --        1,433,710        16,669,993
                                      ---------      ------------        ---------      ------------
  Net increase                        4,054,713      $ 48,627,858        6,550,037      $ 72,849,410
                                      =========      ============        =========      ============

                                                   Growth Allocation VCT Portfolio
                                      -------------------------------------------------------------
                                            Year Ended                         Year Ended
                                         December 31, 2007                 December 31, 2006
                                      Shares           Amount           Shares            Amount
Class II
Shares sold                           8,228,058      $102,753,113       11,150,218      $126,966,120
Reinvestment of distributions           486,673         6,146,678           29,454           316,340
Less shares repurchased                (523,460)       (6,481,769)         (76,188)         (856,413)
                                      ---------      ------------       ----------      ------------
  Net increase                        8,191,271      $102,418,022       11,103,484      $126,426,047
                                      =========      ============       ==========      ============


                                               Aggressive Allocation VCT Portfolio
                                      -------------------------------------------------------------
                                            Year Ended                      Year Ended
                                        December 31, 2007               December 31, 2006
                                     Shares           Amount          Shares          Amount
Class II
Shares sold                             198,551      $  2,564,241          621,382        $7,192,804
Reinvestment of distributions            39,927           516,262            7,669            67,517
Less shares repurchased                 (91,108)       (1,165,109)         (49,800)         (574,177)
                                        -------      ------------          -------        ----------
  Net increase                          147,370      $  1,915,394          579,251        $6,686,144
                                        =======      ============          =======        ==========

22   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Ibbotson Moderate Allocation VCT Portfolio (Moderate Portfolio), Pioneer Ibbotson Growth Allocation VCT Portfolio (Growth Portfolio) and Pioneer Ibbotson Aggressive Allocation VCT Portfolio (Aggressive Portfolio) (the Portfolios) are three of 19 portfolios of the Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Each of these Portfolios is a "fund of funds" which means that it seeks to achieve its investment objective by investing in other funds ("underlying funds") rather than direct investment in securities. These Portfolios indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in these Portfolios entails more direct and indirect expenses than direct investment in the underlying funds. The investment objective of the Moderate Portfolio seeks a long-term capital growth and current income. The Growth Portfolio seeks long-term capital growth and current income. The Aggressive Portfolio seeks long-term capital growth.

The Moderate Portfolio offers two classes of shares designated as Class I and Class II shares. Both the Growth Portfolio and the Aggressive Portfolio offer one class of shares designated as Class II shares. Each class of shares represents an interest in the same portfolio of investments of a Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolios' financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolios to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Some of the underlying funds can invest in either high-yield securities or small/emerging growth companies. Investments in these types of securities generally are subject to greater volatility than either higher-grade securities or more-established companies, respectively. The Portfolios' prospectuses contain information regarding the Portfolios' principal risks. Please refer to those documents when considering the Portfolios' risks.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements, which are in conformity with those generally accepted in the investment company industry.

A.   Security Valuation

     Security transactions are recorded as of the trade date. The net asset value is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at their net asset value. Dividend income is recorded on the ex-dividend date. Temporary cash investments are valued at cost which approximates market value.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and Federal income tax purposes.

B.   Federal Income Taxes

     It is the Portfolios' policy to comply with the requirements of the Internal Revenue Service Code applicable to regulated investment companies and to distribute all taxable income and net realized capital gains, if any, to its shareowners. Therefore, no Federal income tax provisions are required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolios' distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

At December 31, 2007, the Portfolios made reclassifications as described below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the Portfolios' capital accounts on a tax basis.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                      Undistributed      Accumulated
                                     Net Investment        Realized       Paid-in
Portfolio                             Income (Loss)      Gain/(Loss)      Capital
------------------------------------------------------------------------------------
Moderate Allocation Portfolio          $  948,012       $   (948,012)       $--
Growth Allocation Portfolio             1,681,947         (1,681,947)        --
                                       ----------       ------------        ---
Aggressive Allocation Portfolio           100,315           (100,315)        --
                                       ==========       ============        ===

     The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 was as follows:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Moderate Portfolio               2007           2006
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income               $1,521,459      $135,015
Long-Term capital gain         1,852,807       322,743
                              ----------      --------
Total distributions           $3,374,266      $457,758
                              ==========      ========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Growth Portfolio                 2007          2006
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income               $2,179,588      $ 86,886
Long-Term capital gain         3,967,090       230,130
                              ----------      --------
Total distributions           $6,146,678      $317,016
                              ==========      ========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Aggressive Portfolio            2007         2006
-------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income               $149,738      $17,942
Long-Term capital gain         366,524       66,851
                              --------      -------
Total distributions           $516,262      $84,793
                              --------      -------
-------------------------------------------------------------------------------

     The components of distributable earnings on a federal income tax basis at December 31, 2007 was as follows:

-----------------------------------------------------------------------------------------
                                       Undistributed     Undistributed
                                          Ordinary         Long-Term       Net Unrealized
Portfolio                                  Income        Capital Gains     (Depreciation)
-----------------------------------------------------------------------------------------
  Moderate Allocation Portfolio          $4,785,218       $ 9,293,332      $ (4,166,615)
  Growth Allocation Portfolio             5,349,080        16,673,523        (8,869,291)
  Aggressive Allocation Portfolio           191,233         1,066,533          (145,837)
-----------------------------------------------------------------------------------------

C. Portfolio Shares
   The Portfolios record sales and repurchases of their shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of each Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, is the Portfolios' investment adviser, and manages the Portfolios. Management fees are calculated daily at the following annual rates on Pioneer managed assets:
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Management Fee as a Percentage
                                        of each Portfolio's Average
Portfolio                                     Daily Net Assets
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                     0.13%
Growth Allocation Portfolio                       0.13%
Aggressive Allocation Portfolio                   0.13%
--------------------------------------------------------------------------------

PIM has entered into a sub-advisory agreement with Ibbotson Associates Advisors, LLC (Ibbotson). PIM, not the Portfolios, pays a portion of the fee it receives from each Portfolio to Ibbotson as compensation for its services to the Portfolios.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, will be paid by the Portfolios. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following in management fees, administrative costs and certain other services payable to PIM at December 31, 2007:

--------------------------------------------------------------------------------
Portfolio                                       Amount
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                  $ 22,034
Growth Allocation Portfolio                    $ 32,769
Aggressive Allocation Portfolio                $  1,647
--------------------------------------------------------------------------------

From January 1, 2006 through July 31, 2006, PIM did not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
Portfolio                                      Class II
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                    0.74%
Growth Allocation Portfolio                      0.74%
Aggressive Allocation Portfolio                  0.74%
--------------------------------------------------------------------------------

Effective August 1, 2006, PIM has further agreed to not impose all or a portion of its management fees and assumed other operating expenses of the Portfolios to the extent necessary to limit Class II expenses to the following annual expense limitations:

--------------------------------------------------------------------------------
Portfolio                                      Class II
--------------------------------------------------------------------------------
Moderate Allocation Portfolio                    0.39%
Growth Allocation Portfolio                      0.38%
Aggressive Allocation Portfolio                  0.74%
--------------------------------------------------------------------------------

3. Transfer Agent
   PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Portfolios at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities are the following transfer agent fees payable to PIMSS at December 31, 2007:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Portfolio                                      Amount
-------------------------------------------------------------------------------
Moderate Allocation Portfolio                   $ --
Growth Allocation Portfolio                     $125
Aggressive Allocation Portfolio                 $125
-------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
-------------------------------------------------------------------------------

4. Distribution Plan
The Portfolios have adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolios pay PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolios' Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities the following distribution fees were payable to PFD at December 31, 2007:

-------------------------------------------------------------------------------
Fund                                           Amount
-------------------------------------------------------------------------------
Moderate Allocation Portfolio                   $32,737
Growth Allocation Portfolio                     $55,542
Aggressive Allocation Portfolio                 $ 2,791
-------------------------------------------------------------------------------

5. Merger Information
   On December 14, 2006, beneficial owners of Pioneer Balanced VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer Balanced VCT Portfolio's Class I and Class II net assets for Pioneer Ibbotson Moderate Allocation VCT Portfolio's Class II shares, based on Pioneer Ibbotson Moderate Allocation VCT Portfolio's Class II shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

--------------------------------------------------------------------------------------------------------------
                                         Pioneer Ibbotson                                  Pioneer Ibbotson
                                        Moderate Allocation     Pioneer Balanced VCT      Moderate Allocation
                                           VCT Portfolio              Portfolio              VCT Portfolio
                                       (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
--------------------------------------------------------------------------------------------------------------
  Net Assets
  Class I                                                            $25,227,196             $ 25,227,196
  Class II                                  $78,949,308              $16,669,993             $ 95,619,301
                                            --------------------------------------------------------------
  Total Net Assets                          $78,949,308              $41,897,189             $120,846,497
                                            ==============================================================
  Shares Outstanding
  Class I                                                              1,729,211                2,169,664
  Class II                                    6,790,066                1,145,659                8,223,776
  Shares Issued in Reorganization
  Class I                                                                                       2,169,664
  Class II                                                                                      1,433,710
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                  Accumulated Gain/
                                      Unrealized Depreciation         (Loss) on
                                          on Closing Date           Closing Date
--------------------------------------------------------------------------------------------------------------
  Pioneer Balanced VCT Portfolio                $--                      $--
                                                ---                      ---
--------------------------------------------------------------------------------------------------------------

6. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolios' financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)
For the fiscal year ended December 31, 2007, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Portfolios designated up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information was computed and reported in conjunction with your 2007 Form 1099-DIV.

The qualifying percentage of ordinary income dividends for the purposes of the corporate dividends received deduction was:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Moderate Allocation Portfolio                      19.57%
  Growth Allocation Portfolio                        23.45%
  Aggressive Allocation Portfolio                    31.25%
--------------------------------------------------------------------------------

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and Shareowners of Pioneer Ibbotson Moderate, Growth, and Aggressive Allocation VCT Portfolios:

We have audited the accompanying statements of assets and liabilities of Pioneer Ibbotson Moderate Allocation VCT Portfolio, Pioneer Ibbotson Growth Allocation VCT Portfolio and Pioneer Ibbotson Aggressive Allocation VCT Portfolio, (collectively the "Portfolios"), three of the portfolios constituting the Pioneer Variable Contracts Trust (the Trust), including the schedules of investments, as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Portfolios' custodian or by other appropriate auditing procedures of the underlying funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Ibbotson Moderate Allocation, Pioneer Ibbotson Growth Allocation and Pioneer Ibbotson Aggressive Allocation VCT Portfolios of Pioneer Variable Contracts Trust at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                   /s/Ernst & Young LLP

Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement and sub-advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory and sub-advisory agreements for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM and the sub-adviser in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM and the sub-adviser. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement for another year.

In considering the continuation of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio
The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees noted that the Portfolio commenced operations on March 1, 2005. They considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Portfolio's total return for 2006 was in the fourth quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) Given the short operating history of the Portfolio, the Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The independent Trustees reviewed a memorandum provided to them by their independent legal counsel regarding the possible rationales for the level of the management fee for the Portfolio and noted in particular that the management fee was the product of negotiations with third party insurance companies. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by the sub-adviser to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the sub-advisory agreement for the Portfolio, the sub-adviser performs additional services for the Portfolio that it does not provide to those other clients, including regulatory compliance and other services. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of services provided, taking into account the size of the Portfolio and the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the sub-adviser, the investment performance of the Portfolio and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Portfolio.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, PIM is subsidizing the Portfolio because it has not reached adequate scale. The Trustees also considered the relatively small size of the Portfolio compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds. The Trustees further considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Moderate Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the terms of each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of each of the investment advisory agreement and sub-advisory agreement for the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement and sub-advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory and sub-advisory agreements for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM and the sub-adviser in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM and the sub-adviser. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement for another year.

In considering the continuation of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio
The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees noted that the Portfolio commenced operations on March 1, 2005. They considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Portfolio's total return for 2006 was in the second quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Growth Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by the sub-adviser to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the sub-advisory agreement for the Portfolio, the sub-adviser performs additional services for the Portfolio that it does not provide to those other clients, including regulatory compliance and other services. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of services provided, taking into account the size of the Portfolio and the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the sub-adviser, the investment performance of the Portfolio and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Portfolio.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, PIM is subsidizing the Portfolio because it has not reached adequate scale. The Trustees also considered the relatively small size of the Portfolio compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds. The Trustees further considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the terms of each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of each of the investment advisory agreement and sub-advisory agreement for the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Ibbotson Associates Advisors LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement and sub-advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory and sub-advisory agreements for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM and the sub-adviser in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM and the sub-adviser. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement for another year.

In considering the continuation of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreements.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio
The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees noted that the Portfolio commenced operations on March 1, 2005. They considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007 and that the Portfolio's total return for 2006 was in the first quintile of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the fifth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The independent Trustees reviewed a memorandum provided to them by their independent legal counsel regarding the possible rationales for the level of the management fee for the Portfolio and noted in particular that the management fee was the product of negotiations with third party insurance companies. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group. The Trustees then considered PIM's agreement to lower its contractual expense limit for the Portfolio for a period of time and that such lower expense limit should put the Portfolio's expense ratio in the third quintile of its Strategic Insight peer group.

The Trustees also reviewed management fees charged by the sub-adviser to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the sub-advisory agreement for the Portfolio, the sub-adviser performs additional services for the Portfolio that it does not provide to those other clients, including regulatory compliance and other services. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of services provided, taking into account the size of the Portfolio and the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the sub-adviser, the investment performance of the Portfolio and the contractual expense limitation agreed to by PIM with respect to the Class II shares of the Portfolio.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, PIM is subsidizing the Portfolio because it has not reached adequate scale. The Trustees also considered the relatively small size of the Portfolio compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits
The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds. The Trustees further considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Ibbotson Aggressive Allocation VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS        (continued)
--------------------------------------------------------------------------------

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the terms of each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of each of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                              Trustees and Officers
Pioneer Investment Management,                                  The Board of Trustees provides broad supervision
                                                                over the Portfolio's affairs. The officers of the
Custodian                                                       Trust Inc. are responsible for the Trust's operations.
Brown Brothers Harriman & Co.                                   The Trustees and officers are listed below, together
                                                                with their principal occupations during the past
Independent Registered Public Accounting Firm                   five years. Trustees who are interested persons of
Ernst & Young LLP                                               the Trust within the meaning of the Investment
                                                                Company Act of 1940 Act are referred to as
Principal Underwriter                                           Interested Trustees. Trustees who are not
Pioneer Funds Distributor, Inc.                                 interested persons of the Trust are referred to as
                                                                Independent Trustees. Each of the Trustees (except
Legal Counsel                                                   Mr. Bock) serves as a Trustee of each of the 77
Bingham McCutchen LLP                                           U.S. registered investment portfolios for which
                                                                Pioneer serves as investment adviser (the "Pioneer
Shareowner Services and Transfer                                Funds"). Mr. Bock serves as Trustee of 76 of the
Pioneer Investment Management Shareholder Services, Inc.        77 Pioneer Funds. The address for all Trustees and
                                                                all Officers of the Trust is 60 State Street,
                                                                Boston, Massachusetts 02109.

                                                                The statement of additional information provides
                                                                more detailed information regarding the Trustees
                                                                and Officers and is available upon request,
                                                                without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   None


*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
----------------------------------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(60)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (64)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - present); Partner, Federal
                           City Capital Advisors (boutique merchant bank) (1997 to 2004); and
                           Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                           based mortgage trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC (international financial advisory firm)
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice-President and Corporate Secretary, The Winthrop
(60)                       Group, Inc. (consulting firm); and Desautels Faculty of Management,
                           McGill University
------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive Vice President, The
                           Bank of New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
------------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment firm)
------------------------------------------------------------------------------------------------------------

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)         Director of The Enterprise Social Investment
--------------------------------------------------------------------------------
                           Company (privately-held affordable housing
                           finance company); and Director of New York
                           Mortgage Trust (publicly traded mortgage
                           REIT)
--------------------------------------------------------------------------------
Mary K. Bush (59)          Director of Brady Corporation (industrial
                           identification and specialty coated material
                           products manufacturer); Director of Briggs
                           & Stratton Co. (engine manufacturer);
                           Director of UAL Corporation (airline holding
                           company) Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm): and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(60)
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Director of Quadriserv Inc. (technology
                           products for securities lending industry)
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
John Winthrop (71)         None
--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves
                             President        at the discretion of the
                                              Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
(34)                         Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Daniel K. Kingsbury (49)     Director, CEO and President of Pioneer Investment Management USA Inc.,
                             Pioneer Investment Management, Inc. and Pioneer Institutional Asset
                             Management, Inc. (since March 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of Pioneer Global Asset
                             Management S.p.A. (since March 2007); Head of New Markets Division,
                             Pioneer Global Asset Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and Assistant
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004; Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and
(34)                         Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     None
---------------------------------------------------------------------
Dorothy E. Bourassa (59)     None
---------------------------------------------------------------------
Christopher J. Kelley (43)   None
---------------------------------------------------------------------
Vincent Nave (62)            None
---------------------------------------------------------------------
Mark E. Bradley (48)         None
---------------------------------------------------------------------
Luis I. Presutti (42)        None
---------------------------------------------------------------------
Gary Sullivan (49)           None
---------------------------------------------------------------------
Katherine Kim Sullivan       None
(34)
---------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Ibbotson Asset Allocation Series VCT Portfolios
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                         POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE
Teri W. Anderholm (48)   Chief            Since January 2007.
                         Compliance       Serves at the discretion of
                         Officer          the Board
------------------------------------------------------------------------------------------------------------

NAME AND AGE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Teri W. Anderholm (48)   Chief Compliance Officer of Pioneer since December 2006 and of all the
                         Pioneer Funds since January 2007; Vice President and Compliance Officer,
                         MFS Investment Management (August 2005 to December 2006);
                         Consultant, Fidelity Investments (February 2005 to July 2005);
                         Independent Consultant (July 1997 to February 2005)
------------------------------------------------------------------------------------------------------------

NAME AND AGE             OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Teri W. Anderholm (48)   None
------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18685-02-0208

                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                     Pioneer Independence VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2007



NOTE: Effective November 9, 2007, Pioneer Growth Shares VCT Portfolio was renamed Pioneer Independence VCT Portfolio.

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------


Pioneer Independence VCT Portfolio
  Portfolio and Performance Update                2
  Comparing Ongoing Portfolio Expenses            3
  Portfolio Management Discussion                 4
  Schedule of Investments                         6
  Financial Statements                            8
  Notes to Financial Statements                  13
  Report of Independent Registered Public
    Accounting Firm                              16
  Approval of Investment Advisory Agreement      17
  Trustees, Officers and Service Providers       19

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

U.S. Common Stocks                              88.4%
Depositary Receipts for International Stocks     6.1%
Temporary Cash Investment                        5.5%


Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED
MATERIAL]

Information Technology                          39.3%
Health Care                                     16.6%
Energy                                          15.4%
Industrials                                     13.0%
Consumer Discretionary                           6.2%
Financials                                       5.8%
Consumer Staples                                 2.2%
Materials                                        1.5%


Five Largest Holdings
(As a percentage of equity holdings)

  1.      Intel Corp.                   5.25%
  2.      Hess Corp.                    4.97
  3.      Cisco Systems, Inc.           4.49
  4.      Corning, Inc.                 4.32
  5.      Bristol-Myers Squibb Co.      3.93

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     12/31/07     12/31/06
  Class I                     $ 15.69      $ 14.60
  Class II                    $ 15.46      $ 14.39


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.0333       $  -              $  -
  Class II                  $      -       $  -              $  -

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Independence VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                                             Russell 1000
                             Class I          Class II       Growth Index
            12/97             10000            10000            10000
                              13260            13227            13871
            12/99             14312            14241            18470
                              13185            13179            14328
            12/01             10719            10643            11402
                               6998             6910             8223
            12/03              8772             8620            10669
                               9361             9168            11341
            12/05              9687             9461            11938
                              10584            10314            13021
            12/07             11398            11080            14559


The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(as of December 31, 2007)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             			Class I     Class II
Life-of-Class (10/31/97)*       1.52%       1.23%
10 Years         		1.32%       1.03%
5 Years         	       10.25%       9.91%
1 Year              		7.69%	    7.44%




All total returns shown assume reinvestment of distributions at net asset value. The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

*Inception date of the Portfolio's Class I shares. Class II shares commenced operations on May 1, 2000. Portfolio returns for Class II shares prior to May 1, 2000 are based on the performance of Class I shares and reflect higher Class II distribution fees.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class II shares for the period prior to the commencement of operations is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Independence VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $   993.08       $   991.69
       Expenses Paid During Period*            $     5.12       $     6.38

* Expenses are equal to the Portfolio's annualized expense ratio of 1.02% and 1.27% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Independence VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

       Share Class                                  I               II
       -----------------------------------   --------------   ------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $ 1,020.06       $ 1,018.80
       Expenses Paid During Period*            $     5.19       $     6.46

* Expenses are equal to the Portfolio's annualized expense ratio of 1.02% and 1.27% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

Pioneer Independence VCT Portfolio recorded solid gains in 2007 despite bouts of market volatility stemming from the subprime mortgage crisis. In the following discussion, portfolio manager Andrew Acheson reviews the year, its impact on performance and his outlook for the months ahead.

Q.   What was the 2007 market background like?
A. The market's tone was positive until February 2007, when early inklings of trouble in the subprime mortgage sector brought about a quick selloff. The view that credit problems were confined to the subprime sector helped stocks regain momentum at first, but equities fell sharply starting in July when the breadth of the credit crisis began to unfold. After a short-lived October rally, stocks ended the year on a downward slope.

Q.   How did the Portfolio perform against that background?
A. For the 12 months ended December 31, 2007, Pioneer Independence VCT Portfolio's Class I and II shares had total returns of 7.69% and 7.44%, respectively, at net asset value. These results trailed the 11.81% return of the Portfolio's benchmark, the Russell 1000 Growth Index, over the same period. The Portfolio's results also trailed the 12.84% average return of the 204 portfolios in Lipper's Large-Cap Growth category over the same period.

     Our underperformance compared with the benchmark can in part be attributed to the fact that up until November 9, 2007, the Portfolio was called Pioneer Growth Shares VCT Portfolio, and the holdings mirrored those of Pioneer's Growth Shares strategy. On November 9, 2007, the Portfolio's name was changed to Pioneer Independence VCT Portfolio, and since then we have been taking steps to bring the Portfolio's holdings more in line with the Pioneer Independence strategy.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represent past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Which of your investment decisions most affected the Portfolio's performance during the 12-month period ended December 31, 2007?
A. With no holdings exposed to subprime mortgage risks, the Portfolio's performance fared well for the first seven months of 2007 and held up well during the July-August selloff. But our purchase of some large financial companies severely undercut third quarter performance (through September 30, 2007). We had added those financial positions based on assurances from those companies that they could navigate the crisis successfully. Some also understated the extent of their own exposure to the spreading credit meltdown. However, we regained some ground toward year-end.

Q.   Which of the Portfolio's sector exposures aided returns during the period?
A. Performance benefited significantly from our decision to underweight consumer discretionary issues on the expectation that consumers would retrench as economic conditions slowed. In addition, our overweight position and successful stock selection in the strong technology and energy sectors gave Portfolio returns an important boost. Stock selection was positive within most other sectors as well, the exceptions being financials and healthcare.

Q.   Which holdings contributed most to Portfolio returns over this period?
A. Hess, the year's largest contributor, performed well, and remains positioned to see profits expand dramatically as oil prices rise. In addition, Hess has a significant stake within the large and promising oil discovery located in the waters off Brazil.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     In technology, Nokia continues to capitalize on difficulties at competitor Motorola (not in the portfolio). Nokia remains reasonably valued, with strong earnings and good margins. Nokia's new products have sold well in Europe and in emerging markets, with acceptance growing in the U.S. as well.

     Shares of Juniper, which sells routers and other backbone Internet components, doubled in price before coming under pressure near year-end. Juniper's earnings have been moving ahead, and its new products are generating good sales. Apple's shares were also among the market's leaders. Apple's earnings exceeded estimates, and all of its business lines have been surging, with MacIntosh computers taking market share and iPhone sales exceeding forecasts.

     Sales of specialized glass for LCD televisions drove above-estimate earnings and a stock rebound at Corning, the leading maker of this type of glass. Cost savings and vigorous demand have kept margins healthy despite falling prices for TV sets. Supply growth now looks rational and the stock's valuation remains attractive. Honeywell, a diversified manufacturer, did well thanks to its involvement in long-cycle businesses like infrastructure rebuilding in developing countries. A strong aerospace cycle also boosted Honeywell's earnings.

Q.   What were some of the period's disappointments?
A. We took a sizeable loss in Merrill Lynch, a stock we purchased based on claims of modest exposure to subprime risks. Citigroup, another financial holding that proved exceptionally vulnerable to subprime dangers, was sold out of the portfolio by year-end. We also took losses in Vertex, which encountered repeated delays in initiating clinical trials of its Hepatitis C drug. In fact, Vertex may now have lost its lead in this area to competitors' products also in development.

     Broadcomm, which makes semiconductors for communications devices, declined dramatically in the fourth quarter after a sharp rise. Favorable earnings were obscured by concerns about the potential cost of developing chips to enhance cell phones, a new initiative for the company. Another volatile holding, Taiwan Semiconductor, fell despite strong earnings. Concerns have arisen that the semiconductor profit cycle may be peaking. We sold much of our Taiwan Semiconductor holding at favorable prices earlier in the year.

Q.   What is your outlook for the months ahead?
A. We believe the U.S. Federal Reserve Board (the Fed) had not acted quickly and decisively enough by year-end to address the crises in credit and housing and their potential to damage a range of economic sectors. Fed governors have also given disparate views in their public pronouncements, adding to investor confusion. In our view, falling values of housing and other assets merit greater concern than inflation, which has been the Fed's traditional focus. In our view, any recession, with job losses and spending cuts, would be unnecessarily severe under these circumstances.

     Still, we are cautiously optimistic that the Fed will cut rates enough to head off or mitigate a recession. Areas of interest under that scenario would include cyclical areas, including financials that appear oversold, and technology, where balance sheets are solid and renewed demand could ensue once the economy rights itself. We continue to avoid consumer discretionary sectors. Consumers, having suffered the pain of excessive debt, may choose to pay down debt rather than resume spending. We also see good value among industrials that cater to overseas infrastructure needs.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------


      Shares                                                      Value
                  COMMON STOCKS - 99.7%
                  Energy - 15.3%
                  Integrated Oil & Gas - 10.6%
      13,707      Hess Corp.                                $ 1,382,488
       6,000      Suncor Energy, Inc. (b)                       652,380
      15,300      USX-Marathon Group, Inc.                      931,158
                                                            -----------
                                                            $ 2,966,026
                                                            -----------
                  Oil & Gas Equipment & Services - 3.2%
      11,000      Halliburton Co.                           $   417,010
       6,900      Weatherford International, Inc.*              473,340
                                                            -----------
                                                            $   890,350
                                                            -----------
                  Oil & Gas Exploration &
                  Production - 1.5%
       4,700      Devon Energy Corp.                        $   417,877
                                                            -----------
                  Total Energy                              $ 4,274,253
                                                            -----------
                  Materials - 1.5%
                  Diversified Metals & Mining - 1.5%
       4,000      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B)                                 $   409,760
                                                            -----------
                  Total Materials                           $   409,760
                                                            -----------
                  Capital Goods - 13.0%
                  Aerospace & Defense - 10.5%
       5,600      Boeing Co.                                $   489,776
       2,200      General Dynamics Corp.                        195,778
      11,700      Honeywell International, Inc.                 720,369
       4,600      L-3 Communications Holdings, Inc.             487,324
      13,500      United Technologies Corp.                   1,033,290
                                                            -----------
                                                            $ 2,926,537
                                                            -----------
                  Industrial Conglomerates - 2.5%
       8,300      3M Co.                                    $   699,856
                                                            -----------
                  Total Capital Goods                       $ 3,626,393
                                                            -----------
                  Consumer Durables & Apparel - 1.3%
                  Footwear - 1.3%
       5,700      Nike, Inc.                                $   366,168
                                                            -----------
                  Total Consumer Durables & Apparel         $   366,168
                                                            -----------
                  Media - 1.6%
                  Movies & Entertainment - 1.6%
       8,800      The Walt Disney Co.                       $   284,064
       3,850      Viacom, Inc. (Class B)*                       169,092
                                                            -----------
                                                            $   453,156
                                                            -----------
                  Total Media                               $   453,156
                                                            -----------
                  Retailing - 3.2%
                  Apparel Retail - 3.2%
       3,800      Abercrombie & Fitch Co.                   $   303,886
      20,400      TJX Companies, Inc.                           586,092
                                                            -----------
                                                            $   889,978
                                                            -----------
                  Total Retailing                           $   889,978
                                                            -----------

      Shares                                                      Value
                  Food & Drug Retailing - 1.5%
                  Drug Retail - 1.5%
      10,400      CVS Corp.                                 $   413,400
                                                            -----------
                  Total Food & Drug Retailing               $   413,400
                                                            -----------
                  Food, Beverage & Tobacco - 0.7%
                  Soft Drinks - 0.7%
       3,400      Coca-Cola Co.                             $   208,658
                                                            -----------
                  Total Food, Beverage & Tobacco            $   208,658
                                                            -----------
                  Health Care Equipment & Services - 0.4%
                  Health Care Equipment - 0.4%
       5,017      Insulet Corp.*                            $   117,799
                                                            -----------
                  Total Health Care Equipment &
                  Services                                  $   117,799
                                                            -----------
                  Pharmaceuticals & Biotechnology - 16.1%
                  Biotechnology - 6.3%
      17,200      Amgen, Inc.*                              $   798,768
      22,300      Cubist Pharmaceuticals, Inc.*(b)              457,373
      11,000      Gilead Sciences, Inc.*                        506,110
                                                            -----------
                                                            $ 1,762,251
                                                            -----------
                  Pharmaceuticals - 9.8%
      41,200      Bristol-Myers Squibb Co.                  $ 1,092,624
      10,600      Eli Lilly & Co.                               565,934
      23,404      Teva Pharmaceutical Industries, Ltd.
                   (A.D.R.)                                   1,087,818
                                                            -----------
                                                            $ 2,746,376
                                                            -----------
                  Total Pharmaceuticals &
                  Biotechnology                             $ 4,508,627
                                                            -----------
                  Diversified Financials - 5.8%
                  Asset Management & Custody
                  Banks - 3.0%
       5,100      Franklin Resources, Inc.                  $   583,593
       3,600      Legg Mason, Inc.                              263,340
                                                            -----------
                                                            $   846,933
                                                            -----------
                  Investment Banking & Brokerage - 2.8%
       8,706      Bear Stearns Co., Inc.*                   $   768,304
                                                            -----------
                  Total Diversified Financials              $ 1,615,237
                                                            -----------
                  Software & Services - 8.6%
                  Internet Software & Services - 5.3%
      13,100      Akamai Technologies, Inc.*(b)             $   453,260
       1,500      Google, Inc.*                               1,037,220
                                                            -----------
                                                            $ 1,490,480
                                                            -----------
                  Systems Software - 3.3%
      40,500      Oracle Corp.*                             $   914,490
                                                            -----------
                  Total Software & Services                 $ 2,404,970
                                                            -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



      Shares                                                          Value
                  Technology Hardware & Equipment - 22.2%
                  Communications Equipment - 17.1%
      46,150      Cisco Systems, Inc.*                          $ 1,249,281
      50,100      Corning, Inc.*                                  1,201,899
      15,220      F5 Networks, Inc.*                                434,074
      20,980      Juniper Networks, Inc.*                           696,536
      18,500      Nokia Corp. (A.D.R.)                              710,215
       4,200      Research In Motion, Ltd.*                         476,280
                                                                -----------
                                                                $ 4,768,285
                                                                -----------
                  Computer Hardware - 5.1%
       2,300      Apple, Inc.*                                  $   455,584
      19,500      Hewlett-Packard Co.                               984,360
                                                                -----------
                                                                $ 1,439,944
                                                                -----------
                  Total Technology Hardware &
                  Equipment                                     $ 6,208,229
                                                                -----------
                  Semiconductors - 8.3%
                  Semiconductor Equipment - 1.6%
      25,500      Applied Materials, Inc.                       $   452,880
                                                                -----------
                  Semiconductors - 6.7%
      15,400      Broadcom Corp.*                               $   402,556
      54,800      Intel Corp.                                     1,460,968
                                                                -----------
                                                                $ 1,863,524
                                                                -----------
                  Total Semiconductors                          $ 2,316,404
                                                                -----------
                  TOTAL COMMON STOCKS
                  (Cost $24,452,754)                            $27,813,032
                                                                -----------

      Shares                                                          Value
                  TEMPORARY CASH INVESTMENTS - 5.8%
                  Security Lending Collateral - 5.8%
   1,620,680      Securities Lending Investment Fund, 5.19%     $ 1,620,680
                                                                -----------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $1,620,680)                             $ 1,620,680
                                                                -----------
                  TOTAL INVESTMENT IN SECURITIES - 105.5%
                  (Cost $26,073,434)(a)                         $29,433,712
                                                                -----------
                  OTHER ASSETS
                  AND LIABILITIES - (5.5)%                      $(1,551,242)
                                                                -----------
                  TOTAL NET ASSETS - 100.0%                     $27,882,470
                                                                ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $26,126,807 was as follows:

         Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost            $4,151,926
         Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value              (845,021)
                                                                    ----------
         Net unrealized gain                                        $3,306,905
                                                                    ==========

(b)      At December 31, 2007, the following securities were out on loan:


         Shares     Description                                          Value
         12,969     Akamai Technologies, Inc.                       $  448,727
         22,077     Cubist Pharmaceuticals, Inc.                       452,799
          5,940     Suncor Energy, Inc.                                645,856
                                                                    ----------
                    Total                                           $1,547,382
                                                                    ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $24,097,837 and $29,282,578, respectively.

   The accompanying notes are an integral part of these financial statements.  7

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended  Year Ended
Class I                                                          12/31/07    12/31/06
Net asset value, beginning of period                             $ 14.60     $ 13.39
                                                                 -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.05     $  0.03
 Net realized and unrealized gain on investments                    1.07        1.21
                                                                 -------     -------
  Net increase from investment operations                        $  1.12     $  1.24
Distributions to shareholders:
 Net income                                                        (0.03)      (0.03)
                                                                 -------     -------
Net increase in net asset value                                  $  1.09     $  1.21
                                                                 -------     -------
Net asset value, end of period                                   $ 15.69     $ 14.60
                                                                 =======     =======
Total return*                                                       7.69%       9.27%
Ratio of net expenses to average net assets+                        1.02%       1.05%
Ratio of net investment income (loss) to average net assets+        0.25%       0.21%
Portfolio turnover rate                                               82%         62%
Net assets, end of period (in thousands)                         $19,638     $23,322
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.02%       1.05%
 Net investment income (loss)                                       0.25%       0.21%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.02%       1.05%
 Net investment income (loss)                                       0.25%       0.21%

                                                                Year Ended   Year Ended     Year Ended
Class I                                                          12/31/05     12/31/04       12/31/03
Net asset value, beginning of period                             $ 13.04      $ 12.22         $  9.75
                                                                 -------      -------         -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.04      $  0.09         $ (0.01)
 Net realized and unrealized gain on investments                    0.41         0.73            2.48
                                                                 -------      -------         -------
  Net increase from investment operations                        $  0.45      $  0.82         $  2.47
Distributions to shareholders:
 Net income                                                        (0.10)          --           (0.00)(a)
                                                                 -------      -------         -------
Net increase in net asset value                                  $  0.35      $  0.82         $  2.47
                                                                 -------      -------         -------
Net asset value, end of period                                   $ 13.39      $ 13.04         $ 12.22
                                                                 =======      =======         =======
Total return*                                                       3.48%        6.71%          25.35%
Ratio of net expenses to average net assets+                        0.96%        0.96%           1.08%
Ratio of net investment income (loss) to average net assets+        0.19%        0.71%          (0.05)%
Portfolio turnover rate                                               79%         206%             58%
Net assets, end of period (in thousands)                         $26,986      $32,300         $35,750
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.96%        0.97%           1.08%
 Net investment income (loss)                                       0.19%        0.71%          (0.05)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.96%        0.96%           1.08%
 Net investment income (loss)                                       0.19%        0.71%          (0.05)%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

8  The accompanying notes are an integral part of these financial statements.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended
Class II                                                         12/31/07      12/31/06
Net asset value, beginning of period                              $14.39        $13.20
                                                                  ------        ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                     $(0.00)(a)    $(0.01)
 Net realized and unrealized gain on investments                    1.07          1.20
                                                                  ------        ------
  Net increase from investment operations                         $ 1.07        $ 1.19
Distributions to shareholders:
 Net income                                                           --            --
                                                                  ------        ------
Net increase in net asset value                                   $ 1.07        $ 1.19
                                                                  ------        ------
Net asset value, end of period                                    $15.46        $14.39
                                                                  ======        ======
Total return*                                                       7.44%         9.02%
Ratio of net expenses to average net assets+                        1.27%         1.33%
Ratio of net investment income (loss) to average net assets+        0.00%        (0.07)%
Portfolio turnover rate                                               82%           62%
Net assets, end of period (in thousands)                          $8,244        $7,551
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.27%         1.33%
 Net investment income (loss)                                       0.00%        (0.07)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:            1.27%         1.32%
 Net expenses                                                       0.00%        (0.06)%
 Net investment income (loss)

                                                               Year Ended  Year Ended  Year Ended
Class II                                                        12/31/05    12/31/04    12/31/03
Net asset value, beginning of period                             $12.87      $12.10      $ 9.70
                                                                 ------      ------      ------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $(0.02)     $ 0.06      $(0.02)
 Net realized and unrealized gain on investments                   0.43        0.71        2.42
                                                                 ------      ------      ------
  Net increase from investment operations                        $ 0.41      $ 0.77      $ 2.40
Distributions to shareholders:
 Net income                                                       (0.08)         --         --
                                                                 ------      ------      ------
Net increase in net asset value                                  $ 0.33      $ 0.77      $ 2.40
                                                                 ------      ------      ------
Net asset value, end of period                                   $13.20      $12.87      $12.10
                                                                 ======      ======      ======
Total return*                                                      3.19%       6.36%      24.74%
Ratio of net expenses to average net assets+                       1.24%       1.25%       1.44%
Ratio of net investment income (loss) to average net assets+      (0.09)%      0.74%      (0.40)%
Portfolio turnover rate                                              79%        206%         58%
Net assets, end of period (in thousands)                         $7,096      $7,749      $3,049
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.24%       1.26%       1.44%
 Net investment income (loss)                                     (0.09)%      0.73%      (0.40)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:           1.24%       1.25%       1.44%
 Net expenses                                                     (0.09)%      0.74%      (0.40)%
 Net investment income (loss)

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.  9

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $1,547,382)
 (cost $26,073,434)                                                                 $  29,433,712
 Cash                                                                                     236,653
 Receivables --
 Investment securities sold                                                               890,763
 Fund shares sold                                                                           4,199
 Dividends and interest                                                                    16,872
                                                                                    -------------
  Total assets                                                                      $  30,582,199
                                                                                    -------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                    $     984,572
 Fund shares repurchased                                                                   11,285
 Upon return of securities loaned                                                       1,620,680
 Due to affiliates                                                                          5,766
 Accrued expenses                                                                          71,369
 Other                                                                                      6,057
                                                                                    -------------
  Total liabilities                                                                 $   2,699,729
                                                                                    -------------
NET ASSETS:
 Paid-in capital                                                                    $  58,596,089
 Undistributed net investment income                                                       53,970
 Accumulated net realized loss on investments                                         (34,127,867)
 Net unrealized gain on investments                                                     3,360,278
                                                                                    -------------
  Total net assets                                                                  $  27,882,470
                                                                                    =============
NET ASSET VALUE PER SHARE:
 (No par value, unlimited number of shares authorized)
 Class I (based on $19,638,233/1,251,319 shares)                                    $       15.69
                                                                                    -------------
 Class II (based on $8,244,237/533,123 shares)                                      $       15.46
                                                                                    -------------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $3,284)       $363,632
 Interest                                                    14,278
 Income from securities loaned, net                           1,350
                                                           --------
   Total investment income                                                $  379,260
                                                                          ----------
EXPENSES:
 Management fee                                            $209,860
 Transfer agent fees and expenses
   Class I                                                    1,248
   Class II                                                   1,248
 Distribution fees
   Class II                                                  20,257
 Administrative fees                                          6,745
 Custodian fees                                              21,537
 Professional fees                                           35,851
 Printing expense                                            22,522
 Fees and expenses of nonaffiliated trustees                  5,460
 Miscellaneous                                                  700
                                                           --------
    Total expenses                                                        $  325,428
    Less fees paid indirectly                                                   (265)
                                                                          ----------
    Net expenses                                                          $  325,163
                                                                          ----------
     Net investment income                                                $   54,097
                                                                          ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                         $1,292,539
                                                                          ----------
 Change in net unrealized gain on investments                             $  967,806
                                                                          ----------
 Net gain on investments                                                  $2,260,345
                                                                          ----------
 Net increase in net assets resulting from operations                     $2,314,442
                                                                          ==========

   The accompanying notes are an integral part of these financial statements. 11

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                Year Ended        Year Ended
                                                                                 12/31/07          12/31/06
FROM OPERATIONS:
Net investment income                                                         $     54,097       $     47,125
Net realized gain on investments                                                 1,292,539          1,204,415
Change in net unrealized gain on investments                                       967,806          1,499,336
                                                                              ------------       ------------
  Net increase in net assets resulting from operations                        $  2,314,442       $  2,750,876
                                                                              ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.03 and $0.03 per share, respectively)                            $    (47,086)      $    (49,224)
                                                                              ------------       ------------
  Total distributions to shareowners                                          $    (47,086)      $    (49,224)
                                                                              ------------       ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  2,152,230       $  1,593,421
Reinvestment of distributions                                                       47,086             49,224
Cost of shares repurchased                                                      (7,457,523)        (7,552,661)
                                                                              ------------       ------------
  Net decrease in net assets resulting from Portfolio share transactions      $ (5,258,207)      $ (5,910,016)
                                                                              ------------       ------------
  Net decrease in net assets                                                  $ (2,990,851)      $ (3,208,364)
NET ASSETS:
Beginning of year                                                             $ 30,873,321       $ 34,081,685
                                                                              ------------       ------------
End of year                                                                   $ 27,882,470       $ 30,873,321
                                                                              ============       ============
Undistributed net investment income                                           $     53,970       $     46,959
                                                                              ============       ============


                                   '07 Shares       '07 Amount      '06 Shares       '06 Amount
Class I
Shares sold                           41,912      $    656,114         23,372      $    317,217
Reinvestment of distributions          2,950            47,086          3,819            49,224
Less shares repurchased             (390,998)       (6,091,733)      (445,513)       (6,086,390)
                                    --------      ------------       --------      ------------
  Net decrease                      (346,136)     $ (5,388,533)      (418,322)     $ (5,719,949)
                                    ========      ============       ========      ============
Class II
Shares sold                           98,008      $  1,496,116         96,505      $  1,276,204
Reinvestment of distributions             --                --             --                --
Less shares repurchased              (89,698)       (1,365,790)      (109,182)       (1,466,271)
                                    --------      ------------       --------      ------------
  Net increase (decrease)              8,310      $    130,326        (12,677)     $   (190,067)
                                    ========      ============       ========      ============

12 The accompanying notes are an integral part of these financial statements.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Independence VCT Portfolio, formerly Pioneer Growth Shares VCT Portfolio (the Portfolio), is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is appreciation of capital.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

   investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2007, the Fund had a net capital loss carryforward of $34,074,494 of which the following amounts will expire between 2009 and 2011, if not utilized: $7,510,070 in 2009, $19,245,183 in 2010 and
   $7,319,241 in 2011.

   The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------

                                       2007            2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                 $     47,086       $49,224
                                 ------------       -------
   Total Distributions           $     47,086       $49,224
                                 ============       =======
 Distributable Earnings:
 Undistributed ordinary income   $     53,970
 Capital loss carryforward        (34,074,494)
 Unrealized appreciation            3,306,905
                                 ------------
   Total                         $(30,713,619)
                                 ============

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and the distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $543 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,419 in transfer agent fees payable to PIMSS at December 31, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,804 in distribution fees payable to PFD at December 31, 2007.

5. Commission Recapture and Expense Offset Arrangements
Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the year ended December 31, 2007, expenses were reduced by $265 under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2007, the Portfolio's expenses were not reduced under such arrangements.

6. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Independence VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Independence VCT Portfolio (formerly Pioneer Growth Shares Portfolio), one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence VCT Portfolios of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/Ernst + Young LLP

Boston, Massachusetts
February 8, 2008

Pioneer Independence VCT Portfolio (the "Portfolio")
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one a year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered the Portfolio's recent strategy change and concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group.

Pioneer Independence VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients, including oversight of the Portfolio's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the investment performance of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the third quintile relative to the peer group at higher asset levels. The Trustees also considered the relatively small size of the Portfolio compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Independence VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                      Trustees and Officers
Pioneer Investment Management, Inc.     The Board of Trustees provides broad
                                        supervision over the Portfolio's
Custodian                               affairs. The officers of the Trust are
Brown Brothers Harriman & Co.           responsible for the Trust's operations.
                                        The Trustees and officers are listed
Independent Registered Public           below, together with their principal
Accounting Firm                         occupations during the past five years.
Ernst & Young LLP                       Trustees who are interested persons of
                                        the Trust within the meaning of the 1940
Principal Underwriter                   Act are referred to as Interested
Pioneer Funds Distributor, Inc.         Trustees. Trustees who are not
                                        interested persons of the Trust are
Legal Counsel                           referred to as Independent Trustees.
Bingham McCutchen LLP                   Each of the Trustees (except Mr. Bock)
                                        serves as a Trustee of each of the 77
Shareowner Services and Transfer        U.S. registered investment portfolios
Pioneer Investment Management           for which Pioneer serves as investment
Shareholder Services, Inc.              adviser (the "Pioneer Funds"). Mr. Bock
                                        serves as Trustee of 76 of the 77
                                        Pioneer Funds. The address for all
                                        Trustees and all officers of the Trust
                                        is 60 State Street, Boston,
                                        Massachusetts 02109.

                                        The Statement of Additional Information
                                        provides more detailed information
                                        regarding the Trustees and Officers and
                                        is available upon request, without
                                        charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
----------------------------------------------------------------------------------------------------------

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   None
*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

Pioneer Independence VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(60)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (64)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - present); Partner, Federal
                           City Capital Advisors (boutique merchant bank) (1997 to 2004); and
                           Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                           based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC (international financial advisory firm)
-------------------------- --------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice-President and Corporate Secretary, The Winthrop
(60)                       Group, Inc. (consulting firm); and Desautels Faculty of Management,
                           McGill University
-----------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive Vice President, The
                           Bank of New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-----------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment firm)
-----------------------------------------------------------------------------------------------------------

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)         Director of The Enterprise Social Investment
                           Company (privately-held affordable housing
                           finance company); and Director of New York
                           Mortgage Trust (publicly traded mortgage
                           REIT)
------------------------------------------------------------------------
Mary K. Bush (59)          Director of Brady Corporation (industrial
                           identification and specialty coated material
                           products manufacturer); Director of Briggs
                           & Stratton Co. (engine manufacturer);
                           Director of UAL Corporation (airline holding
                           company) Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm): and Member,
                           Board of Governors, Investment Company
                           Institute
------------------------------------------------------------------------
Margaret B.W. Graham       None
(60)
------------------------------------------------------------------------
Thomas J. Perna (57)       Director of Quadriserv Inc. (technology
                           products for securities lending industry)
------------------------------------------------------------------------
Marguerite A. Piret (59)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
------------------------------------------------------------------------
John Winthrop (71)         None
------------------------------------------------------------------------

Pioneer Independence VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves
                             President        at the discretion of the
                                              Board
-------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
-------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
-------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
-------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
 (34)                        Treasurer        discretion of the Board
-------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Daniel K. Kingsbury (49)     Director, CEO and President of Pioneer Investment Management USA Inc.,
                             Pioneer Investment Management, Inc. and Pioneer Institutional Asset
                             Management, Inc. (since March 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of Pioneer Global Asset
                             Management S.p.A. (since March 2007); Head of New Markets Division,
                             Pioneer Global Asset Management S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-----------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and Assistant
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004; Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to 2003
-----------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and
 (34)                        Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
-----------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     None
----------------------------------------------------------------------
Dorothy E. Bourassa (59)     None
----------------------------------------------------------------------
Christopher J. Kelley (43)   None
----------------------------------------------------------------------
Vincent Nave (62)            None
----------------------------------------------------------------------
Mark E. Bradley (48)         None
----------------------------------------------------------------------
Luis I. Presutti (42)        None
----------------------------------------------------------------------
Gary Sullivan (49)           None
----------------------------------------------------------------------
Katherine Kim Sullivan       None
(34)
----------------------------------------------------------------------

Pioneer Independence VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                         POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE
Teri W. Anderholm (48)   Chief            Since January 2007.
                         Compliance       Serves at the discretion of
                         Officer          the Board
--------------------------------------------------------------------------------

NAME AND AGE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Teri W. Anderholm (48)   Chief Compliance Officer of Pioneer since December 2006 and of all the
                         Pioneer Funds since January 2007; Vice President and Compliance Officer,
                         MFS Investment Management (August 2005 to December 2006);
                         Consultant, Fidelity Investments (February 2005 to July 2005);
                         Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------

NAME AND AGE             OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Teri W. Anderholm (48)   None
------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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24

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO] PIONEER
       Investments(R)


Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST
              Pioneer International Value VCT Portfolio -- Class I and II Shares

                                                                   ANNUAL REPORT
                                                               December 31, 2007

            Please refer to your contract prospectus to determine the
               applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                              2
  Comparing Ongoing Portfolio Expenses                          3
  Portfolio Management Discussion                               4
  Schedule of Investments                                       6
  Financial Statements                                         10
  Notes to Financial Statements                                15
  Report of Independent Registered Public Accounting Firm      19
  Approval of Investment Advisory Agreement                    20
  Trustees, Officers and Service Providers                     22

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer International Value VCT Portfolio      PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

International Common Stocks                                   83.9%
Depositary Receipts for International Stocks                  12.3%
U.S. Common Stocks                                             2.5%
International Preferred Stocks                                 1.3%

Geographical Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Japan                                                    18.4%
United Kingdom                                           16.8%
France                                                   12.1%
Germany                                                   7.6%
Australia                                                 5.7%
Switzerland                                               5.0%
Brazil                                                    4.5%
Russia                                                    3.6%
South Korea                                               3.3%
Spain                                                     2.9%
Netherlands                                               2.8%
People's Republic of China                                2.5%
Singapore                                                 2.2%
Hong Kong                                                 2.1%
United States                                             1.9%
Mexico                                                    1.4%
Finland                                                   1.1%
Taiwan                                                    1.1%
India                                                     1.1%
Belgium                                                   1.0%
Other (individually less than 1%)                         2.9%

Five Largest Holdings
(As a percentage of equity holdings)

1.  Royal Dutch Shell Plc                                2.73%
2.  Eutelsat Communications                              2.66
3.  Banco Santander Central Hispano SA                   2.36
4.  Siemens                                              2.16
5.  Royal Bank of Scotland Group Plc                     1.97

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share      12/31/07      12/31/06
  Class I                     $ 18.76      $ 16.77
  Class II                    $ 18.60      $ 16.66

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.0735       $  -              $ 0.2066
  Class II                  $ 0.0598       $  -              $ 0.2066

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer International Value VCT Portfolio at net asset value, compared to that of the Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                Pioneer            Pioneer           MSCI All
                International      International     Country World
                VCT Portfolio,     VCT Portfolio,    (ex. U.S.)
                Class I            Class II*         Index
12/31/1997        $10,000          $10,000           $10,000
                   $9,668          $12,033           $11,446
12/31/1999        $13,958          $15,318           $14,983
                  $10,817          $13,180           $12,723
12/31/2001         $8,249          $10,385           $10,243
                   $7,151           $8,759            $8,740
12/31/2003         $9,300          $12,190           $12,359
                  $11,041          $14,713           $14,999
12/31/2005        $12,761          $16,775           $17,566
                  $15,689          $21,280           $22,337
12/31/2007        $17,813          $23,755           $26,161

The Morgan Stanley Capital International (MSCI) All Country World (ex. U.S.) Index measures the performance of developed and emerging market stock markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                         Class I        Class II*
--------------------------------------------------------------------------------
10 Years                 5.94%          5.66%
5 Years                 20.03%         19.69%
1 Year                  13.54%         13.24%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

* Class II shares commenced operations on May 1, 2003. Portfolio returns for Class II shares prior to May 1, 2003 are based on the performance of Class I shares and reflect the higher Class II distribution fees.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                  I               II
       -------------------------------------------------------------------------
       Beginning Account Value On 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value On 12/31/07        $ 1,009.15       $ 1,007.56
       Expenses Paid During Period*            $     5.93       $     7.19

* Expenses are equal to the Portfolio's annualized expense ratio of 1.17% and 1.42% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value VCT
Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

       Share Class                                  I               II
------------------------------------------   --------------   --------------
       Beginning Account Value On 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account On 12/31/07              $ 1,019.31       $ 1,018.05
       Expenses Paid During Period*            $     5.96       $     7.22

* Expenses are equal to the Portfolio's annualized expense ratio of 1.17% and 1.42% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Pioneer International Value Fund withstood the market turmoil during the second half of 2007 to post strong gains for the year ended December 31, 2007 - thanks in large part to the stellar performance of emerging market investments. In the following interview, Christopher Smart, Director of International Investment at Pioneer and lead manager of the Portfolio, discusses these and other factors that influenced performance for period.

Q. How did the Portfolio perform for the 12 months ended December 31, 2007?

A. Class I and II shares generated total returns, respectively, of 13.54% and 13.24% at net asset value for the reporting period, surpassing the 12.63% average return for the 135 International Large Cap Core funds in its Lipper category. The Portfolio's greater-than-benchmark exposure to the emerging markets - a sector that appreciated dramatically during the fiscal year - contributed to the outperformance. However, the Portfolio lagged the Morgan Stanley Capital International (MSCI) All Country Free Index (excluding the United States), which posted 17.12% for the 12-month period. The Japanese market suffered due to delays in reforms at the political and corporate level, and our decision to overweight investments there detracted from performance.

   Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. Is the rally in emerging markets commodity driven?

A. Commodities certainly ranked among the best performing investments for the fiscal year, with many energy and precious metals stocks climbing to record highs as a result of supply/demand dynamics. However, the rally - as well as the Portfolio's investments - was more broadly based, since the fundamentals across these developing markets were so positive on both a country and company basis. The strength of world commodity prices fueled the performance of three holdings in particular - the Brazilian mining company CVRD, Brazil's largest oil producer Petrobras, and CNOOC, a Chinese oil and gas exploration and production company.

Q. Are you still sanguine on Japan securities?

A. Yes. We remain optimistic about growth prospects for Japanese securities long-term but several stocks lagged for the period. Mizuho Financial Group fell by 33% for the year, in response to a slow Japanese economy and the company's exposure to the U.S. subprime mortgage market. Fujitsu declined in response to weak semiconductor prices.

   Despite the delay in political reforms and corporate restructuring in Japan, several holdings helped performance. Strong construction activity in China and the Middle East boosted demand for heavy equipment manufacturer Komatsu, which had a considerable presence in both regions. The company's stock price jumped 34%. Nintendo, a leader in the electronic game industry with its successful Wii game console, has seen profits climb sharply.

A Word About Risk:

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Q. How did European stocks fare?

A. The performance of the Portfolio's investments across Europe was also mixed. European stocks rallied into the summer months until it became clear that U.S. subprime mortgage and housing concerns would have international repercussions, especially for the world's major financial institutions. The fears triggered a sharp correction in stocks that were hurt by the crisis, including Royal Bank of Scotland - one of the Portfolio's largest holdings, which fell 28% for 2007. The bank also declined in response to its successful bid to acquire the Dutch banking firm ABN Amro, because many analysts believed that its acquisition price exceeded the value of the target assets in the wake of the U.S. mortgage crisis. In addition, Persimmon, a major home builder in the United Kingdom, declined on weakness in the housing market.

   Despite such disappointments, the Portfolio held many European companies that performed well. The U.K. metals and mining company Rio Tinto performed well on the back of rising commodity prices and an unfriendly takeover bid from its rival BHP Billiton, which is also a holding. As of the close of fiscal 2007, no announcement was pending, but Rio Tinto's stock price remained strong.

   The long-term fundamentals across Europe appear to be healthy, and Germany in particular posted a good year. The industrial conglomerate Siemens experienced strong demand across most of its product divisions, which, in turn, gave it more pricing power in the markets that it serves. In the automotive sector, Porsche experienced strong growth due to its successful line of new models which have sold very well in Europe and Asia.

Q. Is the perception true that the United States and other western economies are slowing?

A. Yes. As we enter 2008, we think the housing market in the United States and the United Kingdom as well as inflation concerns in continental Europe will keep growth more moderate over the next year. Having said that, markets have priced in a lot of that negative news, and we believe valuations are attractive. Japan also offers strong potential for improvement in corporate earnings, and our outlook is sanguine for Japan as well as for emerging markets, which seem to be experiencing healthy economic fundamentals. A significant U.S. slowdown would probably temper returns, but the long-term case for investing in international markets should remain intact.

   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

      Shares                                                              Value
                   PREFERRED STOCKS - 1.3%
                   Automobiles & Components - 0.5%
                   Automobile Manufacturers - 0.5%
         152       Porsche AG                                        $  305,922
                                                                     ----------
                   Total Automobiles & Components                    $  305,922
                                                                     ----------
                   Utilities - 0.8%
                   Multi-Utilities - 0.8%
       3,612       RWE AG                                            $  431,829
                                                                     ----------
                   Total Utilities                                   $  431,829
                                                                     ----------
                   TOTAL PREFERRED STOCKS
                   (Cost $525,144)                                   $  737,751
                                                                     ----------
                   COMMON STOCKS - 98.1%
                   Energy - 10.0%
                   Integrated Oil & Gas - 7.9%
       7,633       Lukoil Holding (A.D.R.)                           $  660,255
      11,313       Petrobras Brasileiro (A.D.R.)                      1,088,537
       9,575       Repsol SA                                            340,989
      38,023       Royal Dutch Shell Plc                              1,596,233
      11,751       Total SA                                             973,978
                                                                     ----------
                                                                     $4,659,992
                                                                     ----------
                   Oil & Gas Equipment & Services - 0.7%
       4,864       Sbm Offshore NV                                   $  152,376
       3,195       Technip                                              252,374
                                                                     ----------
                                                                     $  404,750
                                                                     ----------
                   Oil & Gas Exploration &
                   Production - 1.2%
     417,262       CNOOC, Ltd.                                       $  700,385
                                                                     ----------
                   Oil & Gas Refining & Marketing - 0.2%
       2,000       Petroplus Holdings AG*                            $  154,782
                                                                     ----------
                   Total Energy                                      $5,919,909
                                                                     ----------
                   Materials - 9.7%
                   Construction Materials - 2.3%
       7,205       CRH Plc                                           $  247,574
       8,272       Holcim, Ltd.                                         877,809
       1,385       Lafarge Br                                           250,392
                                                                     ----------
                                                                     $1,375,775
                                                                     ----------
                   Diversified Metals & Mining - 6.3%
      31,734       Broken Hill Proprietary Co., Ltd.                 $1,111,460
      30,710       Companhia Vale do Rio Doce (A.D.R.)                  859,266
      18,000       Dowa Mining Co., Ltd.*                               127,005
       8,102       Freeport-McMoRan Copper
                   & Gold, Inc. (Class B)                               829,969
       7,655       Rio Tinto Plc                                        799,740
                                                                     ----------
                                                                     $3,727,440
                                                                     ----------
                   Industrial Gases - 0.5%
      29,000       Taiyo Nippon Sanso Corp.                          $  271,681
                                                                     ----------

      Shares                                                              Value
                   Steel - 0.6%
      79,277       Sumitomo Metal Industries, Ltd.*                  $  367,056
                                                                     ----------
                   Total Materials                                   $5,741,952
                                                                     ----------
                   Capital Goods - 13.0%
                   Aerospace & Defense - 1.0%
      41,600       Bae Systems*                                      $  406,270
       3,266       Thomson CSF*                                         193,136
                                                                     ----------
                                                                     $  599,406
                                                                     ----------
                   Building Products - 1.2%
      37,278       Asahi Glass Co., Ltd.*                            $  495,650
       2,450       Compagnie de Saint Gobain                            231,916
                                                                     ----------
                                                                     $  727,566
                                                                     ----------
                   Construction & Farm Machinery &
                   Heavy Trucks - 2.9%
      12,150       Daewoo Heavy Industries
                   & Machinery, Ltd.                                 $  668,938
       1,447       Hyundai Heavy Industries*                            673,356
      13,800       Komatsu, Ltd.                                        374,113
                                                                     ----------
                                                                     $1,716,407
                                                                     ----------
                   Electrical Component
                   & Equipment - 0.7%
      25,100       Sumitomo Electric                                 $  400,879
                                                                     ----------
                   Heavy Electrical Equipment - 0.4%
      23,254       Mitsubishi Electric Corp.                         $  240,800
                                                                     ----------
                   Industrial Conglomerates - 4.2%
      78,035       Keppel Corp.                                      $  698,378
      42,800       Hutchinson Whampoa Ltd.                              481,338
       8,093       Siemens                                            1,264,362
                                                                     ----------
                                                                     $2,444,078
                                                                     ----------
                   Industrial Machinery - 0.9%
      14,947       AB SKF                                            $  250,374
       2,900       Fanuc, Ltd.                                          283,663
                                                                     ----------
                                                                     $  534,037
                                                                     ----------
                   Trading Companies & Distributors - 1.7%
      23,077       Mitsubishi Corp.                                  $  630,261
      25,136       Wolseley                                             367,516
                                                                     ----------
                                                                     $  997,777
                                                                     ----------
                   Total Capital Goods                               $7,660,950
                                                                     ----------
                   Commercial Services & Supplies - 0.2%
                   Office Services & Supplies - 0.2%
      12,284       Corporate Express*(c)                             $   95,245
                                                                     ----------
                   Total Commercial Services
                   & Supplies                                        $   95,245
                                                                     ----------
                   Transportation - 2.2%
                   Air Freight & Couriers - 0.6%
       1,025       Panalpina Welttransport Holding AG                $  176,740
       4,731       TNT NV                                               196,620
                                                                     ----------
                                                                     $  373,360
                                                                     ----------

6    The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                              Value
                   Airlines - 0.3%
      24,994       Ryanair Holdings Plc*                             $  169,446
                                                                     ----------
                   Railroads - 1.3%
          92       East Japan Railway Co.                            $  757,472
                                                                     ----------
                   Total Transportation                              $1,300,278
                                                                     ----------
                   Automobiles & Components - 3.9%
                   Auto Parts & Equipment - 1.1%
      15,124       Denso Corp.*                                      $  616,287
                                                                     ----------
                   Automobile Manufacturers - 1.8%
      27,000       Isuzu Motors, Ltd.*                               $  121,059
      17,716       Toyota Motor Co.                                     956,091
                                                                     ----------
                                                                     $1,077,150
                                                                     ----------
                   Tires & Rubber - 1.0%
       2,400       Compagnie Generale des Etablissements
                   Michelin*                                         $  274,798
       2,450       Continental AG                                       317,310
                                                                     ----------
                                                                     $  592,108
                                                                     ----------
                   Total Automobiles & Components                    $2,285,545
                                                                     ----------
                   Consumer Durables & Apparel - 0.7%
                   Consumer Electronics - 0.7%
       5,600       Sony Corp.                                        $  304,706
       1,704       TomTom NV*                                           127,190
                                                                     ----------
                                                                     $  431,896
                                                                     ----------
                   Total Consumer Durables & Apparel                 $  431,896
                                                                     ----------
                   Consumer Services - 0.3%
                   Hotels, Resorts & Cruise Lines - 0.3%
       4,610       Carnival Corp.                                    $  205,099
                                                                     ----------
                   Total Consumer Services                           $  205,099
                                                                     ----------
                   Media - 3.3%
                   Broadcasting & Cable Television - 3.0%
      15,373       British Sky Broadcasting Plc                      $  187,918
      52,650       Eutelsat Communications                            1,557,249
                                                                     ----------
                                                                     $1,745,167
                                                                     ----------
                   Publishing - 0.3%
      13,526       Reed Elsevier Plc                                 $  181,478
                                                                     ----------
                   Total Media                                       $1,926,645
                                                                     ----------
                   Retailing - 2.1%
                   Department Stores - 2.1%
      26,620       J Front Retailing Co., Inc.*                      $  234,448
     511,000       New World Department Store China*                    718,781
       1,704       Pinault-Printemps Redoute                            272,089
                                                                     ----------
                                                                     $1,225,318
                                                                     ----------
                   Total Retailing                                   $1,225,318
                                                                     ----------

      Shares                                                              Value
                   Food & Drug Retailing - 1.7%
                   Food Retail - 1.2%
      15,100       Tesco Plc                                         $  142,184
      82,700       William Morrison Supermarkets                        531,924
                                                                     ----------
                                                                     $  674,108
                                                                     ----------
                   Hypermarkets & Supercenters - 0.5%
       3,976       Carrefour Supermarch*                             $  307,861
                                                                     ----------
                   Total Food & Drug Retailing                       $  981,969
                                                                     ----------
                   Food, Beverage & Tobacco - 5.6%
                   Brewers - 2.7%
       3,124       Heineken NV*                                      $  200,946
       4,686       Inbev NV                                             386,097
      18,500       Kirin Holdings Co., Ltd.                             271,839
      26,875       South African Breweries Plc                          754,028
                                                                     ----------
                                                                     $1,612,910
                                                                     ----------
                   Packaged Foods & Meats - 2.1%
      15,479       Unilever NV                                       $  566,010
       5,200       Wimm-Bill-Dann*                                      681,408
                                                                     ----------
                                                                     $1,247,418
                                                                     ----------
                   Tobacco - 0.8%
      11,254       British American Tobacco Plc                      $  441,902
                                                                     ----------
                   Total Food, Beverage & Tobacco                    $3,302,230
                                                                     ----------
                   Household & Personal Products - 1.3%
                   Household Products - 1.3%
      10,580       Kao Corp.                                         $  319,198
       4,970       Reckitt Benckiser Plc                                286,304
       2,700       Uni-Charm Corp.*                                     170,452
                                                                     ----------
                                                                     $  775,954
                                                                     ----------
                   Total Household
                   & Personal Products                               $  775,954
                                                                     ----------
                   Health Care Equipment & Services - 0.6%
                   Health Care Facilities - 0.3%
      18,000       Southern Cross Healthcare, Ltd.*                  $  187,604
                                                                     ----------
                   Health Care Services - 0.3%
       2,967       Fresenius Medical Care AG                         $  157,210
                                                                     ----------
                   Total Health Care Equipment
                   & Services                                        $  344,814
                                                                     ----------
                   Pharmaceuticals & Biotechnology - 3.6%
                   Pharmaceuticals - 3.6%
      12,777       Astrazeneca Plc                                   $  547,475
       8,734       Bristol-Myers Squibb Co.                             231,626
       3,988       Roche Holdings AG                                    686,060
       5,070       Shire Pharmaceuticals Group Plc (A.D.R.)             349,577
       5,609       Takeda Chemical Industries                           328,755
                                                                     ----------
                                                                     $2,143,493
                                                                     ----------
                   Total Pharmaceuticals &
                   Biotechnology                                     $2,143,493
                                                                     ----------

The accompanying notes are an integral part of these financial statements.     7

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                              Value
                   Banks - 15.2%
                   Diversified Banks - 15.2%
      63,976       Banco Santander Central Hispano SA                $1,380,404
      10,560       BNP Paribas SA                                     1,133,711
      17,041       Commonwealth Bank of Australia                       879,091
      42,032       Development Bank of Singapore, Ltd.                  595,518
       8,521       Dexia                                                213,823
       8,121       Kookmin Bank (A.D.R.)*                               595,432
         100       Mitsubishi UFJ Financial Group, Inc.                     933
         140       Mizuho Financial Group, Inc.                         665,925
     128,321       Royal Bank of Scotland Group Plc                   1,150,378
       2,947       Societe Generale                                     420,638
      35,538       Standard Bank Group, Ltd.                            522,722
       4,936       Uniao de Bancos Brasileiros SA
                   (Unibanco) (G.D.R.)                                  689,263
      29,290       Westpac Banking Corp.                                712,808
                                                                     ----------
                                                                     $8,960,646
                                                                     ----------
                   Total Banks                                       $8,960,646
                                                                     ----------
                   Diversified Financials - 3.5%
                   Asset Management & Custody Banks - 0.6%
      11,361       Azimut Holdings S.p.A.*                           $  145,484
      17,471       Man Group Plc                                        201,638
                                                                     ----------
                                                                     $  347,122
                                                                     ----------
                   Diversified Capital Markets - 2.6%
      17,510       CS Group                                          $1,051,482
       3,420       Deutsche Bank AG                                     441,819
                                                                     ----------
                                                                     $1,493,301
                                                                     ----------
                   Investment Banking & Brokerage - 0.3%
      13,704       ICAP Plc*                                         $  196,686
                                                                     ----------
                   Total Diversified Financials                      $2,037,109
                                                                     ----------
                   Insurance - 4.4%
                   Life & Health Insurance - 0.5%
      18,071       Aegon NV                                          $  316,644
                                                                     ----------
                   Multi-Line Insurance - 2.8%
       3,400       Allianz AG                                        $  726,307
      27,397       Aviva Plc                                            362,868
      14,721       AXA                                                  585,395
                                                                     ----------
                                                                     $1,674,570
                                                                     ----------
                   Property & Casualty Insurance - 1.1%
      21,408       QBE Insurance Group, Ltd.*                        $  623,028
                                                                     ----------
                   Total Insurance                                   $2,614,242
                                                                     ----------
                   Real Estate - 0.7%
                   Real Estate Management
                   & Development - 0.7%
      19,775       Mitsui Fudosan Co.                                $  428,508
                                                                     ----------
                   Total Real Estate                                 $  428,508
                                                                     ----------
                   Software & Services - 1.4%
                   Home Entertainment Software - 1.0%
       1,000       Nintendo Corp., Ltd.                              $  605,115
                                                                     ----------

      Shares                                                              Value
                   IT Consulting & Other Services - 0.4%
       3,657       Cap Gemini SA*                                    $  226,967
                                                                     ----------
                   Total Software & Services                         $  832,082
                                                                     ----------
                   Technology Hardware & Equipment - 3.1%
                   Communications Equipment - 1.1%
      17,432       Nokia Oyj*                                        $  670,361
                                                                     ----------
                   Computer Hardware - 0.3%
      18,900       Toshiba Corp.                                     $  141,310
                                                                     ----------
                   Electronic Equipment
                   & Instruments - 1.2%
       8,100       Fuji Photo Film Co., Ltd.                         $  344,252
      21,657       Hitachi, Ltd.*                                       159,091
      13,491       Yaskawa Electric Corp.*                              182,302
                                                                     ----------
                                                                     $  685,645
                                                                     ----------
                   Office Electronics - 0.5%
       6,745       Canon, Inc.                                       $  308,997
                                                                     ----------
                   Total Technology Hardware
                   & Equipment                                       $1,806,313
                                                                     ----------
                   Semiconductors - 1.4%
                   Semiconductor Equipment - 0.3%
       2,485       Tokyo Electron, Ltd.                              $  152,195
                                                                     ----------
                   Semiconductors - 1.1%
      51,000       Hon Hai Precision Industry (G.D.R.)               $  628,761
                                                                     ----------
                   Total Semiconductors                              $  780,956
                                                                     ----------
                   Telecommunication Services - 7.2%
                   Integrated Telecommunication
                   Services - 0.3%
      20,485       Telekomunikacja Polska SA                         $  185,942
                                                                     ----------
                   Wireless Telecommunication
                   Services - 6.9%
      13,349       America Movil (A.D.R.)                            $  819,495
       8,592       China Mobile (Hong Kong), Ltd. (A.D.R.)              746,387
          43       KDDI Corp.                                           320,132
       7,777       Mobile Telesystems (A.D.R.)*                         791,621
      33,053       Reliance Communications, Ltd.                        623,726
     201,584       Vodafone Group Plc                                   749,991
                                                                     ----------
                                                                     $4,051,352
                                                                     ----------
                   Total Telecommunication Services                  $4,237,294
                                                                     ----------
                   Utilities - 3.0%
                   Electric Utilities - 1.4%
       3,771       E.On AG                                           $  799,668
                                                                     ----------
                   Gas Utilities - 0.3%
      43,000       Osaka Gas Co., Ltd.                               $  169,922
                                                                     ----------
                   Multi-Utilities - 1.3%
      25,349       National Grid Plc                                 $  417,921
       5,500       Suez Lyonnaise des Eaux                              372,347
                                                                     ----------
                                                                     $  790,268
                                                                     ----------
                   Total Utilities                                   $1,759,858
                                                                     ----------

8    The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                              Value
                   TOTAL COMMON STOCKS
                   (Cost $48,660,390)                               $57,798,305
                                                                    -----------
                   TEMPORARY CASH INVESTMENTS - 0.0%
                   Security Lending Collateral - 0.0%
      23,100       Securities Lending Investment
                   Fund, 5.19%                                      $    23,100
                                                                    -----------
                   TOTAL TEMPORARY
                   CASH INVESTMENTS
                   (Cost $23,100)                                   $    23,100
                                                                    -----------
                   TOTAL INVESTMENT IN SECURITIES - 99.4%
                   (Cost $49,208,634) (a)(b)                        $58,559,156
                                                                    -----------
              OTHER ASSETS AND
              LIABILITIES - 0.6%                                    $   349,636
                                                                    -----------
              TOTAL NET ASSETS - 100.0%                             $58,908,792
                                                                    ===========

(A.D.R.) American Depositary Receipt

(G.D.R.) Global Depositary Receipt

*        Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2007, the value of these securities amounted to $689,263 or 1.2% of total net assets.

(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $49,563,541 was as follows:

         Aggregate gross unrealized gain for all
         investments in which there is an excess
         of value over tax cost                          $10,856,275

         Aggregate gross unrealized loss for all
         investments in which there is an excess
         of tax cost over value                           (1,860,660)
                                                         -----------
         Net unrealized gain                              $8,995,615
                                                         ===========

(b) Distributions of investment by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

         Japan                                     18.4%
         United Kingdom                            16.8
         France                                    12.1
         Germany                                    7.6
         Australia                                  5.7
         Switzerland                                5.0
         Brazil                                     4.5
         Russia                                     3.6
         South Korea                                3.3
         Spain                                      2.9
         Netherlands                                2.8
         People's Republic of China                 2.5
         Singapore                                  2.2
         Hong Kong                                  2.1
         United States                              1.9
         Mexico                                     1.4
         Finland                                    1.1
         Taiwan                                     1.1
         India                                      1.1
         Belgium                                    1.0
         Other (individually less than 1%)          2.9
                                                  -----
                                                  100.0%
                                                  =====

(c)    At December 31, 2007, the following security was out on loan:

   Shares   Security                   Value
  3,000     Corporate Express     $23,250
                                  -------
            Total                 $23,250
                                  =======

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $55,188,533 and $59,407,522, respectively.

The accompanying notes are an integral part of these financial statements.    9

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year          Year         Year          Year          Year
                                                                Ended         Ended        Ended         Ended         Ended
Class I                                                        12/31/07      12/31/06     12/31/05      12/31/04      12/31/03
Net asset value, beginning of period                            $ 16.77      $ 13.71       $ 11.88       $ 10.06       $  7.79
                                                                -------      -------       -------       -------       -------
Increase from investment operations:
 Net investment income                                          $  0.25      $  0.10       $  0.10       $  0.05       $  0.07
 Net realized and unrealized gain on investments
  and foreign currency transactions                                2.02         3.03          1.75          1.82          2.26
                                                                -------      -------       -------       -------       -------
    Net increase from investment operations                     $  2.27      $  3.13       $  1.85       $  1.87       $  2.33
Distributions to shareowners:
 Net investment income                                            (0.07)       (0.07)        (0.02)        (0.05)        (0.06)
 Net realized gain                                                (0.21)          --            --            --            --
                                                                -------      -------       -------       -------       -------
Net increase in net asset value                                 $  1.99      $  3.06       $  1.83       $  1.82       $  2.27
                                                                -------      -------       -------       -------       -------
Net asset value, end of period                                  $ 18.76      $ 16.77       $ 13.71       $ 11.88       $ 10.06
                                                                =======      =======       =======       =======       =======
Total return*                                                     13.54%       22.94%        15.58%        18.71%        30.06%
Ratio of net expenses to average net assets+                       1.17%        1.39%         1.53%         1.75%         1.69%
Ratio of net investment income to average net assets+              1.23%        0.82%         0.70%         0.45%         0.68%
Portfolio turnover rate                                              95%         153%          108%          129%           99%
Net assets, end of period (in thousands)                        $29,287      $32,046       $21,176       $22,859       $22,506
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                                     1.17%        1.39%         1.53%         1.75%         1.69%
  Net investment income                                            1.23%        0.82%         0.70%         0.45%         0.68%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                     1.17%        1.39%         1.53%         1.75%         1.69%
  Net investment income                                            1.23%        0.82%         0.70%         0.45%         0.68%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.

10   The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Year            Year           Year          Year          5/1/03 (a)
                                                       Ended           Ended           Ended         Ended             to
Class II                                              12/31/07        12/31/06       12/31/05      12/31/04         12/31/03
Net asset value, beginning of period                  $ 16.66          $13.63          $11.84       $10.04           $ 7.76
                                                      -------          ------          ------       ------           ------
Increase from investment operations:
 Net investment income (loss)                         $  0.17          $ 0.00(c)       $ 0.04       $(0.02)          $ 0.05
 Net realized and unrealized gain on investments
  and foreign currency transactions                      2.04            3.07            1.76         1.86             2.29
                                                      -------          ------          ------       ------           ------
    Net increase from investment operations           $  2.21          $ 3.07          $ 1.80       $ 1.84           $ 2.34
Distributions to shareowners:
 Net investment income                                  (0.06)          (0.04)          (0.01)       (0.04)           (0.06)
 Net realized gain                                      (0.21)             --              --           --               --
                                                      -------          ------          ------       ------           ------
Net increase in net asset value                       $  1.94          $ 3.03          $ 1.79       $ 1.80           $ 2.28
                                                      -------          ------          ------       ------           ------
Net asset value, end of period                        $ 18.60          $16.66          $13.63       $11.84           $10.04
                                                      =======          ======          ======       ======           ======
Total return*                                           13.24%          22.59%          15.19%       18.42%           30.31%(b)
Ratio of net expenses to average net assets+             1.42%           1.69%           1.84%        2.13%            2.02%**
Ratio of net investment income (loss) to average
 net assets+                                             0.95%           0.38%           0.36%       (0.11)%          (0.81)%**
Portfolio turnover rate                                    95%            153%            108%         129%              99%(b)
Net assets, end of period (in thousands)              $29,622          $25,605         $5,726       $4,133           $1,081
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
  Net expenses                                           1.42%           1.69%           1.84%        2.13%            2.02%**
  Net investment income (loss)                           0.95%           0.38%           0.36%       (0.11)%          (0.81)%**

(a) Class II shares were first publicly offered on May 1, 2003.
(b) Not annualized.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expenses risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.   11

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $23,250)
 (cost $49,208,634)                                                                   $ 58,559,156
 Cash                                                                                      445,485
 Foreign currencies, at value (cost $344,263)                                              353,901
 Receivables --
 Investment securities sold                                                                  8,305
 Fund shares sold                                                                           38,535
 Dividends and interest                                                                     50,105
 Other                                                                                       1,934
                                                                                      ------------
  Total assets                                                                        $ 59,457,421
                                                                                      ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                      $    353,535
 Fund shares repurchased                                                                    73,453
 Upon return of securities loaned                                                           23,100
 Forward foreign currency portfolio hedge contracts, open-net                                  193
 Due to affiliates                                                                           7,956
 Accrued expenses                                                                           69,616
 Reserve for repatriation taxes                                                             20,776
                                                                                      ------------
  Total liabilities                                                                   $    548,629
                                                                                      ------------
NET ASSETS:
 Paid-in capital                                                                      $ 47,759,845
 Undistributed net investment income                                                       621,485
 Accumulated net realized gain on investments and foreign currency transactions          1,195,576
 Net unrealized gain on investments                                                      9,329,746
 Net unrealized gain on forward foreign currency contracts and other assets and liabilities
 denominated in foreign currencies                                                           2,140
                                                                                      ------------
  Total net assets                                                                    $ 58,908,792
                                                                                      ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $29,286,950/1,561,226 shares)                                      $      18.76
                                                                                      ============
 Class II (based on $29,621,842/1,592,414 shares)                                     $      18.60
                                                                                      ============

12   The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $157,699)                                $1,323,367
 Interest                                                                                 56,654
 Income from securities loaned, net                                                       35,822
 Miscellaneous Income                                                                     12,337
                                                                                      ----------
  Total investment income                                                                             $1,428,180
                                                                                                      ----------
EXPENSES:
 Management fees                                                                      $  505,061
 Transfer agent fees and expenses
 Class I                                                                                   1,326
 Class II                                                                                  1,326
 Distribution fees
 Class II                                                                                 70,217
 Administrative fees                                                                      13,369
 Custodian fees                                                                           87,423
 Professional fees                                                                        58,122
 Printing expense                                                                         22,204
 Fees and expenses of nonaffiliated trustees                                               5,823
 Miscellaneous                                                                            13,149
                                                                                      ----------
  Total expenses                                                                                      $  778,020
                                                                                                      ----------
  Net expenses                                                                                        $  778,020
                                                                                                      ----------
   Net investment income                                                                              $  650,160
                                                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:                                                         $5,287,567
 Investments (net of foreign capital gains taxes of $6,399)
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                  (22,484)     $5,265,083
                                                                                      ----------      ----------
 Change in net unrealized gain on:
 Investments (net increase in reserve for capital gains taxes of $20,776)             $1,345,889
 Forward foreign currency contracts and other assets and liabilities denominated
  in foreign currencies                                                                   (2,781)     $1,343,108
                                                                                      ----------      ----------
 Net gain on investments and foreign currency transactions                                            $6,608,191
                                                                                                      ----------
 Net increase in net assets resulting from operations                                                 $7,258,351
                                                                                                      ==========

The accompanying notes are an integral part of these financial statements.    13

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                                Year               Year
                                                                                                Ended             Ended
                                                                                              12/31/07           12/31/06
FROM OPERATIONS:
Net investment income                                                                      $     650,160      $    210,548
Net realized gain on investments and foreign currency transactions                             5,265,083         9,579,414
Change in net unrealized gain (loss) on investments and foreign currency transactions          1,343,108        (3,657,598)
                                                                                           -------------      ------------
  Net increase in net assets resulting from operations                                     $   7,258,351      $  6,132,364
                                                                                           -------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.07 and $0.07 per share, respectively)                                        $    (127,312)     $   (100,558)
  Class II ($0.06 and $0.04 per share, respectively)                                             (90,365)          (20,184)
Net realized gain:
  Class I ($0.21 and $0.00 per share, respectively)                                             (357,860)               --
  Class II ($0.21 and $0.00 per share, respectively)                                            (312,196)               --
                                                                                           -------------      ------------
    Total distributions to shareowners                                                     $    (887,733)     $   (120,742)
                                                                                           -------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  17,393,047      $  5,815,627
Shares issued in reorganization                                                                       --        25,497,152
Reinvestment of distributions                                                                    887,733           120,741
Cost of shares repurchased                                                                   (23,393,697)       (6,695,775)
                                                                                           -------------      ------------
  Net increase (decrease) in net assets resulting from
    Portfolio share transactions                                                           $  (5,112,917)     $ 24,737,745
                                                                                           -------------      ------------
  Net increase in net assets                                                               $   1,257,701      $ 30,749,367
NET ASSETS:
Beginning of year                                                                          $  57,651,091      $ 26,901,724
                                                                                           -------------      ------------
End of year                                                                                $  58,908,792      $ 57,651,091
                                                                                           =============      ============
Undistributed net investment income                                                        $     621,485      $    217,885
                                                                                           =============      ============

                                     '07 Shares       '07 Amount      '06 Shares       '06 Amount
CLASS I
Shares sold                             64,491      $   1,176,074       103,410      $  1,561,977
Shares issued in reorganization             --                 --       604,476        10,064,511
Reinvestment of distributions           25,903            485,172         7,188           100,557
Less shares repurchased               (440,000)        (7,969,587)     (348,668)       (5,239,852)
                                      --------      -------------     ---------      ------------
  Net increase (decrease)             (349,606)     $  (6,308,341)      366,406      $  6,487,193
                                      ========      =============     =========      ============
CLASS II
Shares sold                            891,809      $  16,216,973       282,201      $  4,253,650
Shares issued in reorganization             --                 --       933,050        15,432,641
Reinvestment of distributions           21,655            402,561         1,451            20,184
Less shares repurchased               (857,800)       (15,424,110)     (100,055)       (1,455,923)
                                      --------      -------------     ---------      ------------
  Net increase                          55,664      $   1,195,424     1,116,647      $ 18,250,552
                                      ========      =============     =========      ============

14   The accompanying notes are an integral part of these financial statements.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer International Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is to seek long-term capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation; except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic and political conditions.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Portfolio determines its net asset value. Consequently, the Board of Trustees of the Portfolio has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Portfolio. The Portfolio may also take into consideration other significant events in determining the fair value of these securities. Thus, the Portfolio's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost which approximates market value.

   All securities that trade in foreign markets whose closing prices are as of times prior to the close of the NYSE and that are held by the Portfolio are fair valued using vendor-supplied pricing updates for each security to the time of the close of the NYSE.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   The Portfolio's investments in emerging markets or countries with limited or developing markets may subject the Portfolio to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolio's investments and income generated by these investments, as well as the Portfolio's ability to repatriate such amounts.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2007, no such taxes were paid.

   In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for taxes on capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding year of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for taxes on repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding year of such investments and the related tax rates and other such factors. As of December 31, 2007, the Portfolio had $20,776 in reserves related to taxes on the repatriation of foreign currencies.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as from, or in excess of, net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2007, the Portfolio has reclassified $28,883 to decrease undistributed net investment income and $28,883 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   2007                 2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary income                                  $   217,677       $120,742
 Long-term capital gains                              670,056             --
                                                  -----------       --------
   Total distributions                            $   887,733       $120,742
                                                  ===========       ========
 Distributable Earnings:
 Undistributed ordinary income                    $   621,292
 Undistributed long-term gain                       1,550,483
 Unrealized appreciation                            8,977,172
                                                  -----------
   Total                                          $11,148,947
                                                  ===========
-------------------------------------------------------------------------------

   For the fiscal year ending December 31, 2007, the Portfolio has elected to pass through foreign tax credits of $120,995.

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts.

E. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

F. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Portfolio's custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Portfolio. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Portfolio has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Portfolio invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

G. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.85% up to $500 million and 0.75% on assets over $500 million.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums,

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,248 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,097 in transfer agent fees payable to PIMSS at December 31, 2007.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $611 payable to PFD at December 31, 2007.

5. Forward Foreign Currency Contracts
At December 31, 2007, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract. At December 31, 2007, the Portfolio had no outstanding portfolio hedges. The Portfolio's gross forward currency settlement contracts receivable and payable were $8,112, and $8,305, respectively, resulting in a net payable of $193.

6. Merger Information
On December 14, 2006, beneficial owners of Pioneer Europe VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer Europe VCT Portfolio's Class I and Class II net assets for Pioneer International Value VCT Portfolio's shares, based on Pioneer International Value VCT Portfolio's Class I and Class II shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

--------------------------------------------------------------------------------------------------------------
                                      Pioneer International        Pioneer Europe        Pioneer International
                                       Value VCT Portfolio          VCT Portfolio         Value VCT Portfolio
                                       (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
--------------------------------------------------------------------------------------------------------------
 Net Assets
 Class I                                   $21,992,184               $10,064,511              $32,056,695
 Class II                                    9,736,352                15,432,641               25,168,993
                                           -----------               -----------              -----------
 Total Net Assets                          $31,728,536               $25,497,152              $57,225,688
                                           ===========               ===========              ===========
 Shares Outstanding
 Class I                                     1,321,228                   695,710                1,925,704
 Class II                                      588,712                 1,086,039                1,521,761
 Shares Issued in Reorganization
 Class I                                                                                          604,476
 Class II                                                                                         933,050

                                              Unrealized Appreciation             Accumulated Loss
                                                  on Closing Date                  on Closing Date
 --------------------------------------------------------------------------------------------------------------
 Pioneer Europe VCT Portfolio                       $6,114,583                       $(3,144,553)
                                                    ==========                       ===========
--------------------------------------------------------------------------------------------------------------

7. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer International Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer International Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/S/ Ernst & Young LLP

Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer International Value VCT Portfolio (the "Portfolio")
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services
     The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

     In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio
     The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the second quintile of its Morningstar category for the one and three year periods ended June 30, 2007 and in the third quintile of its Morningstar category for the five year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses
     The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

     The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group and discussed with PIM the impact of the Portfolio's relatively small size (compared to its peer group) on its expense ratio. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Portfolio.

     The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds

Pioneer International Value VCT Portfolio       PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM, and the investment performance of the Portfolio.

Profitability
     The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale
     The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Portfolio.

Other Benefits
     The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonably in the context of the overall relationship between PIM and the Portfolio.

Conclusion
     After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer International Value VCT Portfolio
-------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
-------------------------------------------------------------------------------

Investment Adviser                                           Trustees and Officers
Pioneer Investment Management, Inc.                          The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's
Custodian                                                    operations. The Trustees and officers are listed below, together with
Brown Brothers Harriman & Co.                                their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act
Independent Registered Public Accounting Firm                are referred to as Interested Trustees. Trustees who are not interested
Ernst & Young LLP                                            persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a trustee of each of the 77
                                                             U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of
                                                             76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

Principal Underwriter                                        The statement of additional information provides more detailed
Pioneer Funds Distributor, Inc.                              information regarding the Trustees and Officers and is available upon request, without charge, by calling 1-800-225-6292.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

-------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.

-----------------------------------------------------------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of                    None
                           Pioneer Global Asset Management S.p.A.
                           ("PGAM"); Non-Executive Chairman and a
                           Director of Pioneer Investment
                           Management USA Inc. ("PIM-USA");
                           Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer
                           Institutional Asset Management, Inc.
                           (since 2006); Director of Pioneer
                           Alternative Investment Management
                           Limited (Dublin); President and a
                           Director of Pioneer Alternative
                           Investment Management (Bermuda) Limited
                           and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of
                           Nano-C, Inc. (since 2003); Director of
                           Cole Management Inc. (since 2004);
                           Director of Fiduciary Counseling, Inc.;
                           President and Director of Pioneer Funds
                           Distributor, Inc. ("PFD") (until May
                           2006); President of all of the Pioneer
                           Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP

* Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.

Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)  Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)         Executive Vice President and Chief                   Director of The Enterprise Social Investment
                           Financial Officer, I-trax, Inc.                      Company (privately-held affordable housing
                           (publicly traded health care services                finance company); and Director of New York
                           company) (2004 - present); Partner,                  Mortgage Trust (publicly traded mortgage
                           Federal City Capital Advisors (boutique              REIT)
                           merchant bank) (1997 to 2004); and
                           Executive Vice President and Chief
                           Financial Officer, Pedestal Inc.
                           (internet-based mortgage trading
                           company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC                   Director of Brady Corporation (industrial
                           (international financial advisory firm)              identification and specialty coated material
                                                                                products manufacturer); Director of Briggs
                                                                                & Stratton Co. (engine manufacturer);
                                                                                Director of UAL Corporation (airline holding
                                                                                company) Director of Mantech International
                                                                                Corporation (national security, defense, and
                                                                                intelligence technology firm): and Member,
                                                                                Board of Governors, Investment Company
                                                                                Institute
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)  Founding Director, Vice-President                    None
                           and Corporate Secretary, The
                           Winthrop Group, Inc. (consulting
                           firm); and Desautels Faculty of
                           Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 -                             Director of Quadriserv Inc. (technology
                           present); and Senior Executive                       products for securities lending industry)
                           Vice President, The Bank of
                           New York (financial and
                           securities services) (1986-2004)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive                        Director of New America High Income Fund,
                           Officer, Newbury, Piret &                            Inc. (closed-end investment company)
                           Company, Inc.(investment banking firm)
----------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop &                           None
                           Co., Inc. (private investment
                           firm)
----------------------------------------------------------------------------------------------------------------------------------


Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves
                             President        at the discretion of the
                                              Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS        OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     Director, CEO and President of                     None
                             Pioneer Investment Management
                             USA Inc., Pioneer Investment
                             Management, Inc. and Pioneer
                             Institutional Asset
                             Management, Inc. (since March
                             2007); Executive Vice
                             President of all of the
                             Pioneer Funds (since March
                             2007); Director of Pioneer
                             Global Asset Management S.p.A.
                             (since March 2007); Head of
                             New Markets Division, Pioneer
                             Global Asset Management S.p.A.
                             (2000-2007)
----------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior                       None
                             Vice President - Legal of
                             Pioneer; Secretary/ Clerk of
                             most of PIM-USA's
                             subsidiaries; and Secretary of
                             all of the Pioneer Funds since
                             September 2003 (Assistant
                             Secretary from November 2000
                             to September 2003)
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of                       None
                             Pioneer since January 2008 and
                             Assistant Secretary of all of
                             the Pioneer Funds since
                             September 2003; Vice President
                             and Senior Counsel of Pioneer
                             from July 2002 to December
                             2007
---------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund                              None
                             Accounting, Administration and
                             Controllership Services of
                             Pioneer; and Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer                        None
                             since 2004 and Assistant
                             Treasurer of all of the
                             Pioneer Funds since November
                             2004; Treasurer and Senior
                             Vice President, CDC IXIS Asset
                             Management Services from 2002
                             to 2003
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President -                         None
                             Fund Accounting,
                             Administration and
                             Controllership Services of
                             Pioneer; and Assistant
                             Treasurer of all of the
                             Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager -                          None
                             Fund Accounting,
                             Administration and
                             Controllership Services
                             of Pioneer; and Assistant
                             Treasurer of all of the
                             Pioneer Funds
----------------------------------------------------------------------------------------------------------------------------------


Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                         POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan   Assistant        Since 2003. Serves at the
(34)                     Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (48)   Chief            Since January 2007.
                         Compliance       Serves at the discretion of
                         Officer          the Board
--------------------------------------------------------------------------------

NAME AND AGE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan   Fund Administration Manager - Fund                     None
(34)                     Accounting, Administration and
                         Controllership Services since June 2003
                         and Assistant Treasurer of all of the
                         Pioneer Funds since September 2003;
                         Assistant Vice President - Mutual Fund
                         Operations of State Street Corporation from
                         June 2002 to June 2003 (formerly Deutsche
                         Bank Asset Management)
----------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)   Chief Compliance Officer of Pioneer since              None
                         December 2006 and of all the Pioneer Funds
                         since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management
                         (August 2005 to December 2006); Consultant,
                         Fidelity Investments (February 2005 to July 2005);
                         Independent Consultant (July 1997 to February 2005)
----------------------------------------------------------------------------------------------------------------------------------


The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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26

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                                                                              27

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28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              29

[LOGO] PIONEER
       Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   20363-01-0208

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

                     Pioneer Mid Cap Value VCT Portfolio - Class I and II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2007


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                         9

  Notes to Financial Statements                                               14

  Report of Independent Registered Public Accounting Firm                     18

  Approval of Investment Advisory Agreement                                   19

  Trustees, Officers and Service Providers                                    21



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]


U.S. Common Stocks                                                          97.0%
Temporary Cash Investments                                                   2.2%
Depository Receipts for International Stocks                                 0.8%

Sector Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                  18.3%
Industrials                                                                 13.5%
Utilities                                                                   12.4%
Information Technology                                                      11.1%
Consumer  Staples                                                           10.4%
Consumer Discretionary                                                       9.7%
Health Care                                                                  9.5%
Energy                                                                       8.2%
Materials                                                                    6.9%

Five Largest Holdings
(As a percentage of equity holdings)

 1.  Unum Group                                                             3.26%
 2.  Loews Corp. Carolina Group                                             2.30
 3.  The Interpublic Group of Companies, Inc.                               2.03
 4.  Hess Corp.                                                             2.00
 5.  Kroger Co.                                                             1.99

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share      12/31/07       12/31/06
  Class I                      $19.22         $20.32
  Class II                     $19.13         $20.24

                               Net
Distributions per Share        Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)            Income         Capital Gains     Capital Gains
  Class I                      $0.1687        $0.3552           $1.8963
  Class II                     $0.1260        $0.3552           $1.8963

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Mid Cap Value VCT Portfolio at net asset value, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

             Pioneer Mid Cap Value VCT   Pioneer Mid Cap Value VCT     Russell Midcap
                Portfolio, Class I          Portfolio, Class II         Value Index
12/97                 10000                       10000                    10000
                       9605                        9581                    10508
12/99                 10858                       10804                    10497
                      12813                       12710                    12510
12/01                 13644                       13500                    12801
                      12115                       11964                    11566
12/03                 16655                       16401                    15969
                      20338                       19972                    19755
12/05                 21942                       21498                    22253
                      24704                       24136                    26752
12/07                 26083                       25426                    26371

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                                                         Class I        Class II
--------------------------------------------------------------------------------
10 Years                                                  10.06%           9.78%
5 Years                                                   16.58%          16.27%
1 Year                                                     5.58%           5.35%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
The performance of Class II shares for the period prior to the commencement of operations of Class II shares on May 1, 2000 is based on the performance of the portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                I                II
       ------------------------------------------------------------------
       Beginning Account Value on 7/1/07       $1,000.00        $1,000.00
       Ending Account Value on 12/31/07        $  933.92        $  932.80
       Expenses Paid During Period*            $    3.46        $    4.68

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

       Share Class                                I                II
       ------------------------------------------------------------------
       Beginning Account Value on 7/1/07       $1,000.00        $1,000.00
       Ending Account Value on 12/31/07        $1,021.63        $1,020.37
       Expenses Paid During Period*            $    3.62        $    4.89

* Expenses are equal to the Portfolio's annualized expense ratio of 0.71% and 0.96% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

U.S. stocks rallied through the first half of 2007, but the equity market became increasingly volatile in the second half of the year as problems in the credit markets dominated investor sentiment. In the following interview, Rod Wright, leader of the investment team managing Pioneer Mid Cap Value VCT Portfolio, discusses the factors that influenced the Portfolio's performance during the 12 months ending December 31, 2007.

Q: How did the Portfolio perform during the 12 months ending December 31, 2007?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares generated a 5.58% total return, at net asset value, over the 12 months, and Class II shares returned 5.35%. During the same period, the Russell Mid-Cap Value Index, the Portfolio's benchmark, returned -1.42%, while the Standard & Poor's 500 Index (the S&P 500) gained 5.49%. The average return of the 66 variable annuity portfolios in Lipper's Mid Cap Value category was 2.84% for the same 12-month period.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the primary factors that led to the Portfolio's outperformance during 2007?

A: Stock prices generally moved upward during the first half of 2007, propelled by an expanding economy, healthy corporate earnings growth and reasonable valuations. However, the weakening housing industry and growing fears about subprime mortgages led to a dramatic sell-off in August. This caused the U.S. Federal Reserve Board (the Fed) to intervene, injecting new liquidity into the financial system and cutting short-term interest rates, which spurred resurgence in the equity market in September and October. October's gains were soon overwhelmed by a significant correction in November, as fears revived that the mortgage-related credit crunch would have significant effects on the U.S. consumer, as well as consumer-related and real estate stocks. Worries grew about corporate liquidity and the ultimate effects on the overall economy. These worries led to steep declines in virtually every area of the capital markets, particularly the equity, corporate debt and mortgage-backed markets. Equities also declined in a volatile month of December.

   The Portfolio produced positive performance for the year, even as the benchmark Russell Mid Cap Value Index posted a negative return following the steep declines of the final quarter. The principal factor helping Portfolio's positive performance was its overall defensive positioning. While our sector weightings tend to be the result of individual stock selections, we were overweighted in the more defensive parts of the market, such as consumer staples and health care, and underweighted in the more aggressive areas, including financials and cyclical stocks. The Portfolio outperformed the Russell Mid Cap Value Index in nine of 10 sectors, trailing only in health care.

Q: What types of investments had the greatest influence on Portfolio results?

A: The underweighting of financials, combined with good stock selection within that sector, had the greatest positive influence on results, while selections in the consumer discretionary area also helped significantly. The de-emphasis of utilities stocks, a strong area in the market, tended to be detrimental, but this disadvantage was more than overcome by successful selections in the group. Our top-performing individual stocks tended to reflect the overall diversification of the Portfolio. For example, leading contributors included three financials stocks, three consumer discretionary holdings and individual selections in health care and technology.

   The leading individual contributor was Apollo Group, a for-profit education company whose subsidiaries include the University of Phoenix as well as several online and traditional educational institutions. We had initiated the position in 2006 after the stock price had fallen dramatically because of a confluence of problems, including regulatory investigations, accounting issues, management turnovers and even the possibility of the loss of accreditation at some subsidiaries. However, we believed the company's core business was solid and the new management team had a sound strategy for


A Word About Risk:

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

   repairing the problems. The stock produced solid returns during 2007 before we finally sold it and took profits.

   Two utilities also helped substantially, including NRG Energy, whose principal business is the operation of an unregulated power company, and Public Service Enterprise Group, a regulated utility based in New Jersey, which executed its business strategy well. Other individual holdings that helped included Weatherford International and Aetna. Weatherford, an oil field services company specializing in offshore drilling rigs, has a global franchise. It prospered as energy development investments increased throughout the world. We initiated our position in Aetna, a major health maintenance organization, after its stock had fallen following poor results in 2006. The company turned around its fortunes in 2007, however, and the stock rebounded sharply.

   While selections in financials tended to help, three financial positions were among the more notable detractors from results. AMBAC, a municipal bond insurer, declined sharply during the year on fears of potential losses because some securities it had insured might have exposure to the subprime mortgage crisis. We liquidated the position when these doubts surfaced and the stock continued to decline after we had sold it. We also sold our position in E*Trade. While its primary business is online brokerage, E*Trade declined because a banking subsidiary had invested in subprime mortgage securities. However, we retained another disappointing financials performer, First Marblehead. Its primary business is securitizing packages of student loans, and we think the company remains very attractive. The share price declined because of difficulties in finding a market for any asset-backed securities as a result of the problems in the subprime mortgage market. Advertising agency Interpublic was another poor-performing stock. Its business was rebounding well from previous difficulties when the stock began to underperform because of fears of slowing advertising spending in an economic downturn. Nevertheless, we think the company has a sound business, and we have retained the position.

Q: What is your investment outlook?

A: We think companies are likely to continue to forecast weak earnings growth trends in the coming months, and therefore the stock market may struggle. However, we are long-term investors, and we continue to have confidence that the economy eventually will rebound, revitalizing corporate earnings growth. We believe the U.S. economy is broad and diverse. Interest rates are low, the weak dollar should help exports, and the government is likely to take some steps to re-stimulate growth. We believe stocks eventually should recover.

   We do not plan to make any short-term "bets" based upon what the Fed may or may not do, but will stick to our stock selection discipline. We search for companies with strong growth prospects, solid balance sheets, successful management teams and established positions in their markets, and we look to initiate investments when their stock valuations have fallen below the company's underlying value. Over the longer term, we think investments in these companies should do well.



   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

      Shares                                                               Value
                  COMMON STOCKS - 97.6%
                  Energy - 8.0%
                  Integrated Oil & Gas - 2.9%
      61,346      Hess Corp.                                        $  6,187,358
      49,500      USX-Marathon Group, Inc.                             3,012,570
                                                                    ------------
                                                                    $  9,199,928
                                                                    ------------
                  Oil & Gas Equipment & Services - 1.2%
      54,847      Weatherford International, Inc.*                  $  3,762,504
                                                                    ------------
                  Oil & Gas Exploration & Production - 1.2%
      72,966      Plains Exploration & Product Co.*                 $  3,940,164
                                                                    ------------
                  Oil & Gas Refining & Marketing - 1.4%
      95,475      Tesoro Petroleum Corp.                            $  4,554,158
                                                                    ------------
                  Oil & Gas Storage & Transportation - 1.3%
     234,600      El Paso Corp.                                     $  4,044,504
                                                                    ------------
                  Total Energy                                      $ 25,501,258
                                                                    ------------
                  Materials - 6.7%
                  Diversified Metals & Mining - 1.2%
      36,344      Freeport-McMoRan Copper & Gold, Inc.
                   (Class B)                                        $  3,723,079
                                                                    ------------
                  Gold - 1.4%
      89,447      Newmont Mining Corp.                              $  4,367,697
                                                                    ------------
                  Industrial Gases - 0.9%
      30,727      Air Products & Chemicals, Inc.                    $  3,030,604
                                                                    ------------
                  Metal & Glass Containers - 1.7%
     122,401      Ball Corp.                                        $  5,508,045
                                                                    ------------
                  Specialty Chemicals - 1.5%
      96,727      International Flavor & Fragrances, Inc.           $  4,655,471
                                                                    ------------
                  Total Materials                                   $ 21,284,896
                                                                    ------------
                  Capital Goods - 6.2%
                  Aerospace & Defense - 1.7%
      51,407      L-3 Communications Holdings, Inc.                 $  5,446,058
                                                                    ------------
                  Construction & Engineering - 1.0%
      78,816      KBR, Inc.*                                        $  3,058,061
                                                                    ------------
                  Electrical Component & Equipment - 0.7%
      46,337      Thomas & Betts Corp.*                             $  2,272,366
                                                                    ------------
                  Industrial Machinery - 1.0%
      73,858      Crane Co.                                         $  3,168,508
                                                                    ------------
                  Trading Companies & Distributors - 1.8%
      64,004      W.W. Grainger, Inc.                               $  5,601,630
                                                                    ------------
                  Total Capital Goods                               $ 19,546,623
                                                                    ------------
                  Commercial Services & Supplies - 6.1%
                  Diversified Commercial Services - 1.6%
     139,900      Equifax, Inc.*                                    $  5,086,764
                                                                    ------------
                  Environmental & Facilities Services - 3.1%
     142,078      Republic Services, Inc.                           $  4,454,145
     165,082      Waste Management, Inc.*                              5,393,229
                                                                    ------------
                                                                    $  9,847,374
                                                                    ------------

      Shares                                                               Value
                  Office Services & Supplies - 1.4%
      82,100      Avery Dennison Corp.                              $  4,362,794
                                                                    ------------
                  Total Commercial
                  Services & Supplies                               $ 19,296,932
                                                                    ------------
                  Transportation - 0.9%
                  Railroads - 0.9%
      66,875      CSX Corp.                                         $  2,941,163
                                                                    ------------
                  Total Transportation                              $  2,941,163
                                                                    ------------
                  Consumer Durables & Apparel - 2.2%
                  Consumer Electronics - 1.0%
      42,800      Harman International Industries, Inc.             $  3,154,788
                                                                    ------------
                  Homebuilding - 0.5%
     126,700      D.R. Horton, Inc.                                 $  1,668,639
                                                                    ------------
                  Housewares & Specialties - 0.7%
      30,754      Fortune Brands, Inc.                              $  2,225,359
                                                                    ------------
                  Total Consumer
                  Durables & Apparel                                $  7,048,786
                                                                    ------------
                  Consumer Services - 0.5%
                  Hotels, Resorts & Cruise Lines - 0.5%
      36,988      Carnival Corp.                                    $  1,645,596
                                                                    ------------
                  Total Consumer Services                           $  1,645,596
                                                                    ------------
                  Media - 3.8%
                  Advertising - 2.0%
     773,954      The Interpublic Group of
                   Companies, Inc.*                                 $  6,276,767
                                                                    ------------
                  Movies & Entertainment - 1.8%
     132,332      Viacom, Inc. (Class B)*                           $  5,812,021
                                                                    ------------
                  Total Media                                       $ 12,088,788
                                                                    ------------
                  Retailing - 2.9%
                  Apparel Retail - 1.2%
     181,882      Gap, Inc.                                         $  3,870,449
                                                                    ------------
                  Department Stores - 1.7%
      36,885      J.C. Penney Co., Inc.                             $  1,622,571
      36,713      Sears Holdings Corp.*                                3,746,562
                                                                    ------------
                                                                    $  5,369,133
                                                                    ------------
                  Total Retailing                                   $  9,239,582
                                                                    ------------
                  Food & Drug Retailing - 3.7%
                  Food Retail - 3.7%
     230,939      Kroger Co.                                        $  6,168,381
     140,391      Safeway, Inc.                                        4,802,776
      45,849      Winn-Dixie Stores, Inc.*                               773,473
                                                                    ------------
                                                                    $ 11,744,630
                                                                    ------------
                  Total Food & Drug Retailing                       $ 11,744,630
                                                                    ------------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Food, Beverage & Tobacco - 5.0%
                  Brewers - 2.0%
      43,200      Anheuser-Busch Co., Inc.                          $  2,261,088
      80,242      Molson Coors Brewing Co. (Class B)                   4,142,092
                                                                    ------------
                                                                    $  6,403,180
                                                                    ------------
                  Packaged Foods & Meats - 0.8%
      40,426      William Wrigley Jr. Co.                           $  2,366,942
                                                                    ------------
                  Tobacco - 2.2%
      83,288      Loews Corp., Carolina Group                       $  7,104,466
                                                                    ------------
                  Total Food, Beverage & Tobacco                    $ 15,874,588
                                                                    ------------
                  Household & Personal Products - 1.5%
                  Personal Products - 1.5%
     107,500      Estee Lauder Co.                                  $  4,688,075
                                                                    ------------
                  Total Household &
                  Personal Products                                 $  4,688,075
                                                                    ------------
                  Health Care Equipment & Services - 7.1%
                  Health Care Services - 3.5%
      76,958      Laboratory Corp., of America Holdings*            $  5,812,638
     237,589      Omnicare, Inc.                                       5,419,405
                                                                    ------------
                                                                    $ 11,232,043
                                                                    ------------
                  Health Care Supplies - 1.7%
     140,676      Cooper Co., Inc                                   $  5,345,688
                                                                    ------------
                  Managed Health Care - 1.9%
     104,323      Aetna, Inc.                                       $  6,022,567
                                                                    ------------
                  Total Health Care
                  Equipment & Services                              $ 22,600,298
                                                                    ------------
                  Pharmaceuticals &
                  Biotechnology - 2.1%
                  Life Sciences Tools & Services - 0.6%
      66,485      PerkinElmer, Inc.                                 $  1,729,940
                                                                    ------------
                  Pharmaceuticals - 1.5%
      92,250      Barr Laboratorie, Inc.*                           $  4,898,475
                                                                    ------------
                  Total Pharmaceuticals &
                  Biotechnology                                     $  6,628,415
                                                                    ------------
                  Banks - 3.1%
                  Regional Banks - 2.6%
      64,689      KeyCorp                                           $  1,516,957
      39,858      Marshall & Ilsley Corp.                              1,055,440
      58,577      PNC Bank Corp.                                       3,845,580
      40,260      Zions Bancorporation                                 1,879,739
                                                                    ------------
                                                                    $  8,297,716
                                                                    ------------
                  Thrifts & Mortgage Finance - 0.5%
      95,955      Hudson City Bancorp, Inc.                         $  1,441,244
                                                                    ------------
                  Total Banks                                       $  9,738,960
                                                                    ------------
                  Diversified Financials - 2.4%
                  Asset Management & Custody Banks - 1.8%
      76,516      Legg Mason, Inc.                                  $  5,597,145
                                                                    ------------

      Shares                                                               Value
                  Consumer Finance - 0.6%
     128,148      The First Marblehead Corp.                        $  1,960,664
                                                                    ------------
                  Total Diversified Financials                      $  7,557,809
                                                                    ------------
                  Insurance - 7.7%
                  Insurance Brokers - 1.8%
     116,399      Aon Corp.                                         $  5,551,068
                                                                    ------------
                  Life & Health Insurance - 3.2%
     423,889      Unum Group                                        $ 10,084,319
                                                                    ------------
                  Property & Casualty Insurance - 1.4%
     239,639      Progressive Corp.                                 $  4,591,483
                                                                    ------------
                  Reinsurance - 1.3%
      70,432      Renaissance Holdings, Ltd.                        $  4,242,824
                                                                    ------------
                  Total Insurance                                   $ 24,469,694
                                                                    ------------
                  Real Estate - 4.7%
                  Industrial Real Estate Investment Trusts - 0.9%
      46,060      ProLogis Trust                                    $  2,919,283
                                                                    ------------
                  Mortgage Real Estate Investment Trusts - 1.5%
     255,265      Annaly Capital Management, Inc.                   $  4,640,718
                                                                    ------------
                  Office Real Estate Investment Trusts - 0.7%
      24,500      Boston Properties, Inc.                           $  2,249,345
                                                                    ------------
                  Specialized Real Estate
                  Investment Trusts - 1.6%
     146,165      Host Hotels & Resorts, Inc.                       $  2,490,652
      36,900      Public Storage, Inc.                                 2,708,829
                                                                       5,199,481
                                                                    ------------
                  Total Real Estate                                 $ 15,008,827
                                                                    ------------
                  Software & Services - 1.5%
                  Data Processing & Outsourced Services - 1.5%
      95,588      Computer Sciences Corp.*                          $  4,728,737
                                                                    ------------
                  Total Software & Services                         $  4,728,737
                                                                    ------------
                  Technology Hardware & Equipment - 7.5%
                  Computer Hardware - 5.2%
     135,000      Dell, Inc.*                                       $  3,308,850
     215,250      NCR Corp.*                                           5,402,775
     135,950      Sun Microsystems, Inc.*                              2,464,774
     188,950      Teradata Corp.*                                      5,179,120
                                                                    ------------
                                                                    $ 16,355,519
                                                                    ------------
                  Computer Storage & Peripherals - 0.9%
     132,525      Imation Corp.                                     $  2,783,025
                                                                    ------------
                  Office Electronics - 1.4%
     274,873      Xerox Corp.                                       $  4,450,194
                                                                    ------------
                  Total Technology
                  Hardware & Equipment                              $ 23,588,738
                                                                    ------------
                  Semiconductors - 1.9%
                  Semiconductors - 1.9%
     219,900      Infineon Technologies (A.D.R.)*                   $  2,559,636
     152,451      National Semiconductor Corp.                         3,451,491
                                                                    ------------
                                                                    $  6,011,127
                                                                    ------------
                  Total Semiconductors                              $  6,011,127
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.  7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                    (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Utilities - 12.1%
              Electric Utilities - 5.5%
 104,376      American Electric Power Co., Inc.                     $  4,859,747
 111,273      Edison International                                     5,938,640
  60,711      Firstenergy Corp.                                        4,391,834
  43,038      PPL Corp.                                                2,241,849
                                                                    ------------
                                                                    $ 17,432,070
                                                                    ------------
              Gas Utilities - 1.8%
 103,001      Questar Corp.                                         $  5,572,354
                                                                    ------------
              Independent Power Producer &
              Energy Traders - 0.7%
  49,451      NRG Energy, Inc.*                                     $  2,143,206
                                                                    ------------
              Multi-Utilities - 4.1%
 118,238      NSTAR                                                 $  4,282,580
  48,747      Public Service Enterprise Group, Inc.                    4,788,905
  64,700      Sempra Energy                                            4,003,636
                                                                    ------------
                                                                    $ 13,075,121
                                                                    ------------
              Total Utilities                                       $ 38,222,751
                                                                    ------------
              TOTAL COMMON STOCKS
              (Cost $282,112,163)                                   $309,456,273
                                                                    ============

   Principal
  Amount ($)                                                               Value
                 TEMPORARY CASH INVESTMENTS - 2.2%
                 Repurchase Agreement - 2.2%
   7,080,000     J.P. Morgan Chase & Co., 4.0%, dated
                 12/31/07, repurchase price of
                 $7,080,000 plus accrued interest on
                 1/2/08 collateralized by the following:
                 $7,030,118 U.S. Treasury Bill,
                 0.0%, 6/19/08
                 $189,045 Tennessee Valley
                 Authority, 7.125%, 5/1/30
                 $49,422 Tennessee Valley Authority,
                 6.79%, 5/23/12                                     $  7,080,000
                                                                    ------------
                 TOTAL TEMPORARY CASH
                 INVESTMENTS
                 (Cost $7,080,000)                                  $  7,080,000
                                                                    ------------
                 TOTAL INVESTMENT IN
                 SECURITIES - 99.8%
                 (Cost $289,192,163)(a)                             $316,536,273
                                                                    ------------
                 OTHER ASSETS
                 AND LIABILITIES - 0.2%                             $    572,460
                                                                    ------------
                 TOTAL NET ASSETS - 100.0%                          $317,108,733
                                                                    ============

(A.D.R.)  American Depositary Receipt
*         Non-income producing security.
(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $289,567,054 was as follows:

        Aggregate gross unrealized gain for all investments
          in which there is an excess of value over tax cost         $49,471,530
        Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value         (22,502,311)
                                                                     -----------
        Net unrealized gain                                          $26,969,219
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $216,601,249 and $305,048,194, respectively.


8  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year           Year           Year           Year          Year
                                                         Ended          Ended          Ended          Ended        Ended
Class I                                                12/31/07       12/31/06       12/31/05       12/31/04      12/31/03
Net asset value, beginning of period                  $  20.32       $  25.00       $  24.67       $  20.47      $  14.94
                                                      --------       --------       --------       --------      --------
Increase from investment operations:
 Net investment income                                $   0.21       $   0.20       $   0.15       $   0.08      $   0.14
 Net realized and unrealized gain on investments          1.11           1.98           1.75           4.41          5.45
                                                      --------       --------       --------       --------      --------
  Net increase from investment operations             $   1.32       $   2.18       $   1.90       $   4.49      $   5.59
Distributions to shareholders:
 Net investment income                                   (0.17)         0.26)          (0.08)          0.08)        (0.06)
 Net realized gain                                       (2.25)        (6.60)          (1.49)         (0.21)           --
                                                      --------       --------       --------       --------      --------
Net increase (decrease) in net asset value            $  (1.10)      $  (4.68)      $   0.33       $   4.20      $   5.53
                                                      --------       --------       --------       --------      --------
Net asset value, end of period                        $  19.22       $  20.32       $  25.00       $  24.67      $  20.47
                                                      ========       ========       ========       ========      ========
Total return*                                             5.58%         12.59%          7.88%         22.12%        37.48%
Ratio of net expenses to average net assets+              0.71%          0.71%          0.71%          0.72%         0.76%
Ratio of net investment income to average
 net assets+                                              0.80%          0.88%          0.58%          0.53%         0.86%
Portfolio turnover rate                                     57%           104%            42%            55%           52%
Net assets, end of period (in thousands)              $192,387       $292,001       $288,837       $303,138      $170,237
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             0.71%          0.71%          0.71%          0.72%         0.76%
 Net investment income                                    0.80%          0.88%          0.58%          0.53%         0.86%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


  The accompanying notes are an integral part of these financial statements.   9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year           Year           Year           Year          Year
                                                         Ended          Ended          Ended          Ended         Ended
Class II                                               12/31/07       12/31/06       12/31/05       12/31/04      12/31/03
Net asset value, beginning of period                  $  20.24       $  24.72        $ 24.44       $  20.32      $  14.86
                                                      --------       --------        -------       --------      --------
Increase from investment operations:
 Net investment income                                $   0.10       $   0.07        $  0.35       $   0.01      $   0.06
 Net realized and unrealized gain on investments          1.17           2.05           1.47           4.38          5.44
                                                      --------       --------        -------       --------      --------
  Net increase from investment operations             $   1.27       $   2.12        $  1.82       $   4.39      $   5.50
Distributions to shareholders:
 Net investment income                                   (0.13)            --          (0.05)         (0.06)        (0.04)
 Net realized gain                                       (2.25)        ( 6.60)         (1.49)         (0.21)           --
                                                      --------       --------        -------       --------      --------
Net increase (decrease) in net asset value            $  (1.11)      $  (4.48)       $  0.28       $   4.12      $   5.46
                                                      --------       --------        -------       --------      --------
Net asset value, end of period                        $  19.13       $  20.24        $ 24.72       $  24.44      $  20.32
                                                      ========       ========        =======       ========      ========
Total return*                                             5.35%         12.27%          7.64%         21.77%        37.09%
Ratio of net expenses to average net assets+              0.96%          0.96%          0.95%          0.97%         1.00%
Ratio of net investment income to average
 net assets+                                              0.63%          0.63%          0.25%          0.29%         0.60%
Portfolio turnover rate                                     57%           104%            42%            55%           52%
Net assets, end of period (in thousands)              $124,722       $100,696        $88,217       $536,837      $211,120
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             0.96%          0.96%          0.95%          0.97%         1.00%
 Net investment income                                    0.63%          0.63%          0.25%          0.29%         0.60%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sale charges.


10  The accompanying notes are an integral part of thesefinancial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (cost $289,192,163)             $ 316,536,273
 Cash                                                           602,349
 Receivables --
 Investment securities sold                                     441,990
 Fund shares sold                                               176,646
 Dividends and interest                                         489,116
 Other                                                              595
                                                          -------------
   Total assets                                           $ 318,246,969
                                                          -------------
LIABILITIES:
 Payables --
 Investment securities purchased                          $     672,321
 Fund shares repurchased                                        371,428
 Due to affiliates                                               24,603
 Accrued expenses                                                69,884
                                                          -------------
   Total liabilities                                      $   1,138,236
                                                          -------------
NET ASSETS:
 Paid-in capital                                          $ 267,193,877
 Undistributed net investment income                          2,869,554
 Accumulated net realized gain on investments                19,701,192
 Net unrealized gain on investments                          27,344,110
                                                          -------------
   Total net assets                                       $ 317,108,733
                                                          =============
NET ASSET VALUE PER SHARE:
 (No par value, unlimited number of shares authorized)
 Class I (based on $192,386,647/10,009,970 shares)        $       19.22
                                                          =============
 Class II (based on $124,722,086/6,520,158 shares)        $       19.13
                                                          =============


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends                                                 $ 5,420,543
 Interest                                                      489,420
                                                           -----------
  Total investment income                                                   $   5,909,963
                                                                            -------------
EXPENSES:
 Management fees                                           $ 2,506,132
 Transfer agent fees and expenses
 Class I                                                         1,502
 Class II                                                        1,502
 Distribution fees
 Class II                                                      298,437
 Administrative fees                                            86,525
 Custodian fees                                                 40,540
 Professional fees                                              45,025
 Printing expense                                               26,604
 Fees and expenses of nonaffiliated trustees                     9,643
 Miscellaneous                                                  15,116
                                                           -----------
  Total expenses                                                            $   3,031,026
  Less fees paid indirectly                                                        (3,661)
                                                                            -------------
  Net expenses                                                              $   3,027,365
                                                                            -------------
   Net investment income                                                    $   2,882,598
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
REDEMPTIONS IN KIND:
 Net realized gain on:
 Investments                                               $22,517,331
 Redemptions in kind                                        11,976,235      $  34,493,566
                                                           -----------      -------------
 Change in net unrealized loss on investments                               $ (13,733,161)
                                                                            -------------
 Net gain on investments                                                    $  20,760,405
                                                                            -------------
 Net increase in net assets resulting from operations                       $  23,643,003
                                                                            =============


12  The accompanying notes are an integral part of thesefinancial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                   Year                Year
                                                                                   Ended              Ended
                                                                                 12/31/07            12/31/06
FROM OPERATIONS:
Net investment income                                                         $   2,882,598       $   3,079,141
Net realized gain on investments and redemptions in kind                         34,493,566          46,179,846
Change in net unrealized loss on investments                                    (13,733,161)         (4,780,082)
                                                                              -------------       -------------
  Net increase in net assets resulting from operations                        $  23,643,003       $  44,478,905
                                                                              -------------       -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I                                                                      $  (2,382,738)      $  (2,875,197)
 Class II                                                                          (697,161)                 --
Net realized gain:
 Class I                                                                        (31,800,439)        (71,620,431)
 Class II                                                                       (12,457,611)        (24,935,216)
                                                                              -------------       -------------
  Total distributions to shareowners                                          $ (47,337,949)      $ (99,430,844)
                                                                              -------------       -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  66,219,835       $  47,649,108
Reinvestment of distributions                                                    47,337,949          99,430,844
Cost of shares repurchased                                                      (71,645,895)        (76,484,657)
Redemptions in kind                                                             (93,805,543)                 --
                                                                              -------------       -------------
  Net decrease in net assets resulting from Portfolio share transactions      $ (51,893,654)      $  70,595,295
                                                                              -------------       -------------
  Net decrease in net assets                                                  $ (75,588,600)      $  15,643,356
NET ASSETS:
Beginning of year                                                             $ 392,697,333       $ 377,053,977
                                                                              -------------       -------------
End of year                                                                   $ 317,108,733       $ 392,697,333
                                                                              =============       =============
Undistributed net investment income                                           $   2,869,554       $   3,078,676
                                                                              =============       =============

                                            '07 Shares          '07 Amount       '06 Shares          '06 Amount
Class I
Shares sold                                  1,080,926       $  22,793,768        1,049,089       $  22,445,647
Reinvestment of distributions                1,641,844          34,183,177        4,182,798          74,495,628
Less shares repurchased                     (2,305,262)        (47,604,201)      (2,414,244)        (53,000,695)
Redemptions in kind                         (4,778,683)        (93,805,543)              --                  --
                                            ----------       -------------       ----------       -------------
  Net decrease (increase)                   (4,361,175)      $ (84,432,799)       2,817,643       $  43,940,580
                                            ==========       =============       ==========       =============
Class II
Shares sold                                  2,086,565       $  43,426,067        1,146,480       $  25,203,461
Reinvestment of distributions                  633,965          13,154,772        1,403,220          24,935,216
Less shares repurchased                     (1,174,668)        (24,041,694)      (1,144,450)        (23,483,962)
                                            ----------       -------------       ----------       -------------
  Net increase                               1,545,862       $  32,539,145        1,405,250       $  26,654,715
                                            ==========       =============       ==========       =============


  The accompanying notes are an integral part of these financial statements.  13

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Mid Cap Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investing in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Futures Contracts
   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates, or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2007, the Portfolio had no open contracts.

C. Foreign Currency Translation
   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts
   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2007, the Portfolio had no outstanding portfolio or settlement hedges.

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2007, the Portfolio has reclassified $11,821 to decrease undistributed net investment income, $11,700,840 to increase accumulated net realized loss on investments and $11,712,661 to increase paid in capital to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006, and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                       2007             2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                    $10,060,740      $30,630,865
 Long-Term capital gain                              37,277,209       68,799,978
                                                    -----------      -----------
  Total distributions                               $47,337,949      $99,430,843
                                                    ===========      ===========
 Distributable Earnings:
 Undistributed ordinary income                      $ 2,845,560
 Undistributed long-term gain                        20,100,077
 Unrealized appreciation                             26,969,219
                                                    -----------
  Total                                             $49,914,856
                                                    ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of REIT holdings.

F. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                              (continued)
--------------------------------------------------------------------------------

   Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.
   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

H. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $17,613 in management fees, administrative costs and certain other services payable to PIM at December 31, 2007.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,421 in transfer agent fees payable to PIMSS at December 31, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,569 in distribution fees payable to PFD at December 31, 2007.

5. Expense Offsets Arrangements
The Portfolio has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2007, the Portfolio's expenses were reduced by $3,661.

6. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0% and 69.4%, respectively.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer Mid Cap Value VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio (the "Portfolio")
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one and five year periods ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                           (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients, including oversight of the Portfolio's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the investment performance of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the first quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Mid Cap Value VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                                          Trustees and Officers
Pioneer Investment Management, Inc.                                         The Board of Trustees provides broad supervision
                                                                            over the Portfolio's affairs. The officers of the
Custodian                                                                   Trust are responsible for the Trust's operations.
Brown Brothers Harriman & Co.                                               The Trustees and officers are listed below,
                                                                            together with their principal occupations during
Independent Registered Public Accounting Firm                               the past five years. Trustees who are interested
Ernst & Young LLP                                                           persons of the Trust within the meaning of the
                                                                            1940 Act are referred to as Interested Trustees.
Principal Underwriter                                                       Trustees who are not interested persons of the
Pioneer Funds Distributor, Inc.                                             Trust are referred to as Independent Trustees.
                                                                            Each of the Trustees (except Mr. Bock) serves as a
Legal Counsel                                                               Trustee of each of the 77 U.S. registered
Bingham McCutchen LLP                                                       investment portfolios for which Pioneer serves as
                                                                            investment adviser (the "Pioneer Funds"). Mr. Bock
Shareowner Services and Transfer                                            serves as Trustee of 76 of the 77 Pioneer Funds.
Pioneer Investment Management Shareholder Services, Inc.                    The address for all Trustees and all officers of
                                                                            the Trust is 60 State Street, Boston,
                                                                            Massachusetts 02109.

                                                                            The Statement of Additional Information provides
                                                                            more detailed information regarding the Trustees
                                                                            and Officers and is available upon request,
                                                                            without charge, by calling 1-800-225-6292.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director     None
                           Board, Trustee    until a successor trustee is   of Pioneer Global Asset
                           and President     elected or earlier             Management S.p.A. ("PGAM");
                                             retirement or removal.         Non-Executive Chairman and a
                                                                            Director of Pioneer Investment
                                                                            Management USA Inc. ("PIM-USA");
                                                                            Chairman and a Director of
                                                                            Pioneer; Chairman and Director
                                                                            of Pioneer Institutional Asset
                                                                            Management, Inc. (since 2006);
                                                                            Director of Pioneer Alternative
                                                                            Investment Management Limited
                                                                            (Dublin); President and a
                                                                            Director of Pioneer Alternative
                                                                            Investment Management (Bermuda)
                                                                            Limited and affiliated funds;
                                                                            Director of PIOGLOBAL Real
                                                                            Estate Investment Fund (Russia)
                                                                            (until June 2006); Director of
                                                                            Nano-C, Inc. (since 2003);
                                                                            Director of Cole Management Inc.
                                                                            (since 2004); Director of
                                                                            Fiduciary Counseling, Inc.;
                                                                            President and Director of
                                                                            Pioneer Funds Distributor, Inc.
                                                                            ("PFD") (until May 2006);
                                                                            President of all of the Pioneer
                                                                            Funds; and Of Counsel, Wilmer
                                                                            Cutler Pickering Hale and Dorr LLP

*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS             HELD BY THIS TRUSTEE
David R. Bock (64)         Trustee           Trustee since 2005. Serves     Executive Vice President and       Director of The
                                             until a successor trustee is   Chief Financial Officer, I-trax,   Enterprise Social
                                             elected or earlier             Inc. (publicly traded health       Investment Company
                                             retirement or removal.         care services company) (2004 -     (privately-held
                                                                            present); Partner, Federal City    affordable housing
                                                                            Capital Advisors (boutique         finance company);
                                                                            merchant bank) (1997 to 2004);     and Director of New
                                                                            and Executive Vice President and   York Mortgage Trust
                                                                            Chief Financial Officer,           (publicly traded
                                                                            Pedestal Inc. (internet- based     mortgage REIT)
                                                                            mortgage trading company) (2000
                                                                            - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee           Trustee since 2000. Serves     President, Bush International,     Director of Brady
                                             until a successor trustee is   LLC (international financial       Corporation
                                             elected or earlier             advisory firm)                     (industrial
                                             retirement or removal.                                            identification and
                                                                                                               specialty coated
                                                                                                               material products
                                                                                                               manufacturer);
                                                                                                               Director of Briggs &
                                                                                                               Stratton Co. (engine
                                                                                                               manufacturer);
                                                                                                               Director of UAL
                                                                                                               Corporation (airline
                                                                                                               holding company)
                                                                                                               Director of Mantech
                                                                                                               International
                                                                                                               Corporation
                                                                                                               (national security,
                                                                                                               defense, and
                                                                                                               intelligence
                                                                                                               technology firm):
                                                                                                               and Member, Board of
                                                                                                               Governors,
                                                                                                               Investment Company
                                                                                                               Institute
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee           Trustee since 2000. Serves     Founding Director,                 None
(60)                                         until a successor trustee is   Vice-President and Corporate
                                             elected or earlier             Secretary, The Winthrop Group,
                                             retirement or removal.         Inc. (consulting firm); and
                                                                            Desautels Faculty of Management,
                                                                            McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee           Trustee since 2006. Serves     Private investor (2004 -           Director of
                                             until a successor trustee is   present); and Senior Executive     Quadriserv Inc.
                                             elected or earlier             Vice President, The Bank of New    (technology products
                                             retirement or removal.         York (financial and securities     for securities
                                                                            services) (1986 - 2004)            lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee           Trustee since 1994. Serves     President and Chief Executive      Director of New
                                             until a successor trustee is   Officer, Newbury, Piret &          America High Income
                                             elected or earlier             Company, Inc. (investment          Fund, Inc.
                                             retirement or removal.         banking firm)                      (closed-end
                                                                                                               investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         Trustee           Trustee since 2000. Serves     President, John Winthrop & Co.,    None
                                             until a successor trustee is   Inc. (private investment firm)
                                             elected or earlier
                                             retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS HELD   LENGTH OF SERVICE             PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE            DURING PAST FIVE YEARS             HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves      Director, CEO and President of     None
                             President        at the discretion of the      Pioneer Investment Management USA
                                              Board                         Inc., Pioneer Investment
                                                                            Management, Inc. and Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since March 2007); Executive
                                                                            Vice President of all of the
                                                                            Pioneer Funds (since March 2007);
                                                                            Director of Pioneer Global Asset
                                                                            Management S.p.A. (since March
                                                                            2007); Head of New Markets
                                                                            Division, Pioneer Global Asset
                                                                            Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary        Since 2000. Serves at the     Secretary of PIM-USA; Senior Vice  None
                                              discretion of the Board       President - Legal of Pioneer;
                                                                            Secretary/ Clerk of most of
                                                                            PIM-USA's subsidiaries; and
                                                                            Secretary of all of the Pioneer
                                                                            Funds since September 2003
                                                                            (Assistant Secretary from November
                                                                            2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the     Associate General Counsel of       None
                             Secretary        discretion of the Board       Pioneer since January 2008 and
                                                                            Assistant Secretary of all of the
                                                                            Pioneer Funds since September 2003;
                                                                            Vice President and Senior Counsel
                                                                            of Pioneer from July 2002 to
                                                                            December 2007
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the     Vice President - Fund Accounting,  None
                                              discretion of the Board       Administration and Controllership
                                                                            Services of Pioneer; and Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the     Deputy Treasurer of Pioneer since  None
                             Treasurer        discretion of the Board       2004 and Assistant Treasurer of
                                                                            all of the Pioneer Funds since
                                                                            November 2004; Treasurer and
                                                                            Senior Vice President, CDC IXIS
                                                                             Asset Management Services from
                                                                            2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the     Assistant Vice President - Fund    None
                             Treasurer        discretion of the Board       Accounting, Administration and
                                                                            Controllership Services of Pioneer;
                                                                            and Assistant Treasurer of all of
                                                                            the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the     Fund Accounting Manager - Fund     None
                             Treasurer        discretion of the Board       Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the     Fund Administration Manager -      None
 (34)                        Treasurer        discretion of the Board       Fund Accounting, Administration
                                                                            and Controllership Services since
                                                                            June 2003 and Assistant Treasurer
                                                                            of all of the Pioneer Funds since
                                                                            September 2003; Assistant Vice
                                                                            President - Mutual Fund
                                                                            Operations of State Street
                                                                            Corporation from June 2002 to
                                                                            June 2003 (formerly Deutsche Bank
                                                                            Asset Management)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                            (continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                         POSITIONS HELD   LENGTH OF SERVICE                 PRINCIPAL OCCUPATION               OTHER DIRECTORSHIPS
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE                DURING PAST FIVE YEARS             HELD BY THIS OFFICER
Teri W. Anderholm (48)   Chief            Since January 2007.               Chief Compliance Officer of        None
                         Compliance       Serves at the discretion of       Pioneer since December 2006 and
                         Officer          the Board                         of all the Pioneer Funds since
                                                                            January 2007; Vice President and
                                                                            Compliance Officer, MFS
                                                                            Investment Management (August
                                                                            2005 to December 2006);
                                                                            Consultant, Fidelity Investments
                                                                            (February 2005 to July 2005);
                                                                            Independent Consultant (July 1997
                                                                            to February 2005)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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26
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28

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                                                                              29

[LOGO]PIONEER
      Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.



                                                                   18647-02-0208


                                                            [Logo]PIONEER
                                                                  Investments(R)

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Money Market VCT Portfolio - Class I Shares






                                                                   ANNUAL REPORT
                                                               December 31, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Schedule of Investments                                                4

  Financial Statements                                                   8

  Notes to Financial Statements                                         12

  Report of Independent Registered Public

    Accounting Firm                                                     14

  Approval of Investment Advisory Agreement                             15

  Trustees, Officers and Service Providers                              17

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO AND PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Concerns about the spreading impact of weakness in the housing industry and subsequent, related problems in subprime mortgages dominated fixed-income markets during the second half of 2007, ended a period of relative stability that had characterized the first six months of the year. In the following interview, Seth Roman reviews the investment environment and the strategies that affected Money Market VCT Portfolio during 2007. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Portfolio.

The Pioneer Money Market VCT Portfolio invests in high-quality, short-term securities for current income that is consistent with preserving capital and providing liquidity.

Q:   How did the Portfolio perform during 2007?

A: The Pioneer Money Market VCT Portfolio Class I shares had a total return of 4.83% for the 12 months ended December 31, 2007. During the same 12 months, the average return of the 107 portfolios in Lipper's Money Market category was 4.78%. On December 31, 2007, the 7-day effective annual SEC yield on Class I shares was 4.62%. The Portfolio's net asset value remained stable at $1.00 throughout the year.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What were the principal factors affecting performance during 2007?

A: The year offered two very different environments for investing in money market securities as well as in the capital markets in general. The economy appeared to be strong and vital during the first six months of 2007. Given this backdrop, the U.S. Federal Reserve Board (the Fed) left the influential Fed funds rate unchanged at 5.25% and appeared more concerned about containing inflationary pressures than making any attempt to stimulate economic growth further. The second six months presented a much more challenging environment, as concerns about the impact of problems in the housing and subprime mortgage industries affected even some money market instruments. Some higher-yielding short-term instruments, such as structured investment vehicles (SIVs), had exposure to subprime mortgage debt, and fears about the credit worthiness of these vehicles roiled the fixed-income market in the closing months of the year. In an effort to restore stability in the market and reinvigorate growth, the Fed cut the Fed funds rate three different times between September and the end the year. The rate stood at 4.25% on December 31, 2007, amid widespread expectations that the Fed might cut it further in 2008. The Fed also took additional actions to inject more liquidity into the financial markets to encourage lending activity.

     Throughout the year, we mostly avoided investments in SIVs or other subprime-related securities. We held to our long-term, conservative discipline of investing in only very high-quality, highly liquid assets. Our primary objectives remained to maintain the Portfolio's $1.00 net asset value and to ensure that all investments were highly liquid and could be traded without compromising their prices.

     As short-term interest rates started to decline in the final months of the year, we tried to strike a balance in our duration management. We maintained significant investments in very short-term securities to ensure ample liquidity in the event shareholders wanted to redeem their shares. We also held longer-maturity securities, ranging from six months to a year, to pick up the added yield that would be available. By the end of the year, the Portfolio's effective duration was about 38 days, compared to about 50 days six months earlier.

Q:   What is your investment outlook?

A: We have become increasingly concerned about the extent of the slowing of the domestic economy. The Fed has indicated that it is prepared to be aggressive and take further actions to avoid an economic recession. As a result, further cuts in the Fed funds rate appear likely.

     Given this likely scenario, we will attempt to strike a balance in the Portfolio, with enough very short-term investments to ensure sufficient liquidity. We also will look for opportunities to lock in higher yields of some longer maturity securities. In all our decisions, we intend to maintain our focus on very high quality investments.

Prices and Distributions

                                  12/31/07       12/31/06
Net Asset Value per Share         $ 1.00         $ 1.00


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
                             $ 0.0473         $  -              $  -


A Word About Risk:
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
----------------------------
Average Annual Total Returns
(As of December 31, 2007)

-----------------------------------
Net Asset Value
-----------------------------------
10 Years                    3.22%
5 Years                     2.59%
1 Year                      4.83%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.



Share Class                                          I
------------------------------------------------------------
Beginning Account Value on 7/1/07               $ 1,000.00
Ending Account Value on 12/31/07                $ 1,023.83
Expenses Paid During Period*                    $     3.21

* Expenses are equal to the Portfolio's annualized expense ratio of 0.63% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Money Market VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

Share Class                                           I
-------------------------------------------------------------
Beginning Account Value on 7/1/07               $ 1,000.00
Ending Account Value on 12/31/07                $ 1,022.03
Expenses Paid During Period*                    $     3.21

* Expenses are equal to the Portfolio's annualized expense ratio of 0.63% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

                       Floating   S&P/Moody's
   Principal               Rate   Ratings
  Amount ($)    (unaudited) (b)   (unaudited)                                                                        Value
                                                COLLATERALIZED MORTGAGE OBLIGATIONS - 2.0%
                                                Banks - 2.0%
                                                Thrifts & Mortgage Finance - 2.0%
   755,467    4.86                AAA/Aaa       Federal Home Loan Mortgage, Corp., Multifamily
                                                VRD Certificate, Floating Rate Note, 1/15/42                    $  755,467
                                                                                                                ----------
                                                Total Banks                                                     $  755,467
                                                                                                                ----------
                                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                                (Cost $755,467)                                                 $  755,467
                                                                                                                ----------
                                                CORPORATE BONDS - 44.2%
                                                Capital Goods - 4.6%
                                                Construction & Farm Machinery & Heavy Trucks - 2.8%
   740,000    4.94                A/A2          Caterpillar Financial Services, Floating Rate Note, 2/11/08     $  740,056
   320,000    4.99                A/A2          Caterpillar Financial Services, Floating Rate Note, 6/16/08        319,771
                                                                                                                ----------
                                                                                                                $1,059,827
                                                                                                                ----------
                                                Industrial Conglomerates - 1.8%
   419,000                        AAA/AAA       General Electric Capital Corp., 4.25%, 1/15/08                  $  418,877
   200,000    5.29                AAA/AAA       General Electric Capital Corp., Floating Rate Note, 1/3/08         200,001
    65,000    5.11                AAA/AAA       General Electric Capital Corp., Floating Rate Note, 7/28/08         65,016
                                                                                                                ----------
                                                                                                                $  683,894
                                                                                                                ----------
                                                Total Capital Goods                                             $1,743,721
                                                                                                                ----------
                                                Banks - 11.2%
                                                Diversified Banks - 11.2%
   105,000                        AA-/AA3       Banknorth Group, Inc., 3.75%, 5/1/08                            $  104,494
   405,000    5.07                AA+/AA1       BP Capital Markets Plc, Floating Rate Note, 1/9/09                 405,000
   200,000    4.27                AA+/Aaa       Landesbk Baden-Wurtt NY, Floating Rate Note, 1/29/08               200,002
   345,000    4.90                AA-/AAA       Royal Bank of Canada, Floating Rate Note, 3/20/08                  344,993
   405,000    5.30                NR/NR         Royal Bank of Canada, Floating Rate Note, 9/10/08                  404,660
   200,000                        AA+/AA1       U.S. Bank, 4.125%, 3/17/08                                         199,503
   300,000                        AA/AA3        U.S. Bank, 6.5%, 2/1/08                                            300,285
   170,000                        AA-/Aa3       Wachovia Corp., 3.5%, 8/15/2008                                    168,050
    15,000    5.03                AA-/AA3       Wachovia Corp., Floating Rate Note, 10/28/08                        14,987
   864,000    5.28                AA+/AA1       Wells Fargo & Co., Floating Rate Note, 12/2/08                     864,026
   500,000    4.71                AA+/AA1       Wells Fargo Co., Floating Rate Note, 3/10/08                       499,926
   700,000    5.21                AAA/AA1       Westpac Banking, Floating Rate Note, 6/6/08                        699,284
                                                                                                                ----------
                                                                                                                $4,205,210
                                                                                                                ----------
                                                Total Banks                                                     $4,205,210
                                                                                                                ----------
                                                Diversified Financials - 23.2%
                                                Asset Management & Custody Banks - 0.3%
    20,000                        A+/AA3        Bank of New York, 3.75%, 2/15/08                                $   19,961
   100,000    4.97                A+/AA3        Bank of New York, Floating Rate Note, 6/16/08                      100,029
                                                                                                                ----------
                                                                                                                $  119,990
                                                                                                                ----------
                                                Consumer Finance - 3.6%
   110,000    4.67                A+/AA3        American Express, Floating Rate Note, 5/7/08                    $  109,909
   600,000    5.35                A+/AA3        American Express, Floating Rate Note, 3/5/08                       600,136
   350,000    5.04                AA-/AA3       HSBC Finance Corp., Floating Rate Note, 5/9/08                     350,192
   275,000    5.22                A+/A1         National Rural Utilities, Floating Rate Note, 7/3/08               274,963
                                                                                                                ----------
                                                                                                                $1,335,200
                                                                                                                ----------

4    The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Floating   S&P/Moody's
   Principal               Rate   Ratings
  Amount ($)    (unaudited) (b)   (unaudited)                                                                         Value
                                                Investment Banking & Brokerage - 9.8%
   200,000    5.08                A/A2          Bear Stearns Co., Inc., Floating Rate Note, 2/4/08              $   200,023
   640,000    5.16                A/A2          Bear Stearns Co., Inc., Floating Rate Note, 4/29/08                 640,308
   560,000    5.23                AA-/AA1       Credit Suisse First Boston, Floating Rate Note, 6/2/08              560,329
   445,000    4.71                AA-/AA1       Credit Suisse First Boston, Floating Rate Note, 6/3/08              445,258
   280,000    5.24                AA-/AA3       Goldman Sachs Group, Inc., Floating Rate Note, 3/28/08              280,271
    20,000                        A+/A1         Lehman Brothers Holdings, 4.0%, 1/22/08                              19,987
   520,000                        A+/A1         Merrill Lynch & Co., 5.46%, 6/16/08                                 519,849
   200,000    5.11                A+/A1         Merrill Lynch & Co., Floating Rate Note, 8/22/08                    199,712
   150,000                        AA-/AA3       Morgan Stanley Dean Witter, 3.625%, 4/1/08                          149,339
   650,000    5.33                AA-/AA3       Morgan Stanley, Floating Rate Note, 1/18/08                         650,014
                                                                                                                -----------
                                                                                                                $ 3,665,090
                                                                                                                -----------
                                                Other Diversified Financial Services - 9.1%
    40,000                        AA/AAA        Bank One Corp., 3.7%, 1/15/08                                   $    39,974
   370,000    5.21                A/A2          Caterpillar Financial Services, Floating Rate Note, 4/17/08         370,031
   650,000    5.19                AA/AA3        Citigroup Global Markets, Floating Rate Note, 3/7/08                650,084
   480,000    4.94                AA/AA3        Citigroup, Inc., Floating Rate Note, 5/2/08                         480,130
   190,000    4.69                AAA/AAA       General Electric Capital Corp., Floating Rate Note, 12/5/08         189,965
   300,000                        A+/AA3        JP Morgan Chase & Co., 6.375%, 4/1/08                               300,683
   150,000    5.15                AA-/AA3       JP Morgan Chase & Co., Floating Rate Note, 1/25/08                  150,009
   180,000    5.18                NR/NR         JP Morgan Chase & Co., Floating Rate Note, 9/4/09                   180,077
   895,000    5.31                AA/AA1        MBNA Corp., Floating Rate Note, 5/5/08                              896,368
   170,000                        AAA/Aaa       Toyota Motor Credit Corp., 2.875%, 8/1/08                           167,639
                                                                                                                -----------
                                                                                                                $ 3,424,960
                                                                                                                -----------
                                                Specialized Finance - 0.4%
   160,000                        A+/A1         National Rural Utilities, 3.875%, 2/15/08                       $   159,770
                                                                                                                -----------
                                                Total Diversified Financials                                    $ 8,705,010
                                                                                                                -----------
                                                Insurance - 3.1%
                                                Multi-Line Insurance - 3.1%
   761,000    5.33                A+/A1         American General Finance, Floating Rate Note, 1/18/08           $   761,052
   400,000    4.99                A+/A1         American General Finance, Floating Rate Note, 6/27/08               400,267
                                                                                                                -----------
                                                                                                                $ 1,161,319
                                                                                                                -----------
                                                Total Insurance                                                 $ 1,161,319
                                                                                                                -----------
                                                Technology Hardware & Equipment - 1.6%
                                                Computer Hardware - 1.6%
   590,000                        A+/A1         IBM Corp., 3.8%, 2/1/08                                         $   589,216
                                                                                                                -----------
                                                Total Technology Hardware & Equipment                           $   589,216
                                                                                                                -----------
                                                Telecommunication Services - 0.5%
                                                Integrated Telecommunication Services - 0.5%
   200,000    4.96                A/A2          AT&T, Inc., Floating Rate Note, 5/15/08                         $   199,805
                                                                                                                -----------
                                                Total Telecommunication Services                                $   199,805
                                                                                                                -----------
                                                TOTAL CORPORATE BONDS
                                                (Cost $16,604,281)                                              $16,604,281
                                                                                                                -----------

The accompanying notes are an integral part of these financial statements.    5

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

                      Floating S&P/Moody's
   Principal              Rate Ratings
  Amount ($)   (unaudited) (b) (unaudited)                                                                               Value
                                             U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.4%
                                             Government - 3.4%
   400,000                     AAA/AAA       Federal Home Loan Bank, 4.5%, 11/7/08                                  $  399,915
   400,000                     AAA/Aaa       U.S. Treasury Bills, 3.73%, 1/24/08                                       398,991
   465,000                     AAA/Aaa       U.S. Treasury Notes, 4.125%, 8/15/08                                      464,972
                                                                                                                    ----------
                                                                                                                    $1,263,878
                                                                                                                    ----------
                                             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                             (Cost $1,263,878)                                                      $1,263,878
                                                                                                                    ----------
                                             MUNICIPAL BONDS - 4.9%
                                             Municipal Government - 3.0%
    95,000   4.50              AA/Aa3        Mississippi State Series B General, Floating Rate Note, 11/1/28        $   95,000
   920,000   4.45              AA/AA1        Texas State Tax & Revenue Anticipation, Floating Rate Note, 12/1/27       920,000
   110,000   4.45              AA/AA1        Texas State Var-Ref-Taxable, Floating Rate Note, 12/1/26                  110,000
                                                                                                                    ----------
                                                                                                                    $1,125,000
                                                                                                                    ----------
                                             Municipal Medical - 1.3%
   500,000   5.10              NR/Aa1        Massachusetts Health & Educational Facilities, Floating
                                             Rate Note, 7/1/36                                                      $  500,000
                                                                                                                    ----------
                                             Municipal Single Family Housing - 0.6%
   205,000   5.10              AAA/Aaa       Iowa Finance Authority Revenue, Floating Rate Note, 7/1/37             $  205,000
                                                                                                                    ----------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $1,830,000)                                                      $1,830,000
                                                                                                                    ----------
                                             TEMPORARY CASH INVESTMENTS - 46.1%
                                             Commercial Paper - 40.6%
    35,000                     NR/NR         Abbey National North America, 5.3%, 1/2/08                             $   34,995
   200,000                     AA-/AA2       ABN Amro Bank N.V., 4.81%, 1/31/08                                        199,997
   400,000                     AA-/AA2       ABN Amro Bank N.V., 5.03%, 1/24/08                                        400,008
   400,000                     AA-/AA2       ABN Amro Bank N.V., 5.36%, 1/10/08                                        400,001
   100,000                     AA-/Aa2       Bank of America Corp., 4.7%, 4/30/08                                       98,433
   200,000                     AA-/Aa2       Bank of America Corp., 4.84%, 1/25/08                                     199,355
   100,000                     AA-/Aa2       Bank of America Corp., 5.3%, 2/7/08                                        99,455
   600,000   4.91              AA-/AA3       Bank of New York, Floating Rate Note, 5/2/08                              599,908
   560,000                     NR/AA1        Barclays Bank Plc, 4.88%, 2/8/08                                          560,000
   200,000                     NR/AA1        Barclays Bank Plc, 4.93%, 2/25/08                                         200,006
   175,000                     NR/AA1        Barclays Bank Plc, 4.96%, 1/25/08                                         174,421
   100,000                     NR/NR         Barclays U.S. Funding Corp., 4.875%, 3/3/08                                99,160
   200,000                     NR/NR         CBA Delaware, Inc., 4.65%, 1/30/08                                        199,251
   210,000                     NR/NR         CBA Delaware, Inc., 4.9%, 2/21/08                                         208,315
   530,000                     NR/NR         CBA Delaware, Inc., 5.04%, 2/4/08                                         527,477
   200,000                     NR/AA1        Deutsche Bank, 5.4%, 7/28/08                                              200,000
   500,000                     A-1+/P-1      Dexia Delaware LLC, 4.73%, 1/4/08                                         499,804
   200,000                     A-1+/P-1      Dexia Delaware LLC, 4.81%, 3/26/08                                        197,729
   350,000                     A-1+/P-1      Dexia Delaware LLC, 4.85%, 3/19/08                                        346,322
   300,000                     A-1/AA3       Fortis Bank New York, 5.305%, 2/19/08                                     300,002
   400,000                     A-1+/P-1      Fortis Funding LLC, 4.81%, 1/22/08 (144A)                                 398,877
   580,000                     NR/NR         Goldman Sachs & Co., 5.1%, 1/9/08                                         579,343
   220,000   5.06              AA/AA3        HSBC Bank U.S.A., Floating Rate Note, 7/28/08                             219,809
   400,000                     A-1+/P-1      ING Funding LLC, 4.95%, 1/15/08                                           399,230
   268,000                     NR/NR         ING Funding LLC, 5.21%, 1/11/08                                           267,613
   400,000                     NR/NR         J.P. Morgan Chase & Co., 4.92%, 1/24/08                                   398,743

6    The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Floating   S&P/Moody's
 Principal                 Rate   Ratings
Amount ($)      (unaudited) (b)   (unaudited)                                                                     Value
                                                Commercial Paper - (continued)
   200,000                        NR/NR         J.P. Morgan Chase & Co., 5.12%, 1/30/08                     $   199,174
   390,000                        NR/NR         Landesbank Baden-Wurttemberg, 4.8%, 1/11/08                     389,480
   385,000                        NR/NR         Merrill Lynch & Co., 5.31%, 1/4/08                              384,830
   370,000                        NR/NR         Nordea North America, Inc., 5.12%, 1/2/08                       369,947
   410,000                        NR/NR         Nordea North America, Inc., 5.19%, 1/4/08                       409,823
   400,000                        A-1/AA1       Royal Bank of Scotland, 5.19%, 1/9/08                           400,000
   820,000    5.04                AA/AA1        Royal Bank of Scotland, Floating Rate Note, 2/25/08             820,012
   775,000                        NR/NR         Societe Generale, 4.72%, 2/7/08                                 771,240
   230,000                        NR/NR         Societe Generale, 5.08%, 2/5/08                                 228,864
   147,000                        NR/NR         Societe Generale, 5.14%, 1/7/08                                 146,874
   780,000                        AA-/Aa1       Svenska Handelsbank, 4.7%, 1/8/08                               779,287
   560,000                        A-1/NR        Toronto Dominion Bank, 4.75%, 1/7/08                            560,001
 1,000,000                        A-1/AA3       Toronto Dominion Bank, 4.85%, 6/6/08                            999,996
   200,000                        NR/Aa2        UBS Finance, 4.8%, 1/24/08                                      199,387
   200,000                        NR/NR         UBS Finance, 5.0%, 2/25/08                                      198,472
   450,000                        NR/Aa2        UBS Finance, 5.2%, 1/8/08                                       449,545
   150,000                        NR/Aa2        UBS Finance, 5.3%, 1/23/08                                      149,423
                                                                                                            -----------
                                                                                                            $15,264,609
                                                                                                            -----------
                                                Repurchase Agreement - 5.5%
 2,050,000                                      Bank of America Corp., 4.49%, dated 12/31/07, repurchase
                                                price of $2,050,000 plus accrued interest on 1/2/08
                                                collateralized by the following:
                                                 $84,655 Freddie Mac Giant, 5.0%, 7/1/35
                                                 $969,538 Freddie Mac Giant, 6.0%, 9/1/37
                                                 $577,628 Freddie Mac , 5.6%, 10/17/13
                                                 $299,600 Freddie Mac Discount Note, 0.0%, 2/20/08
                                                 $285,855 U.S. Treasury Bond Strip, 0.0%, 5/15/21           $ 2,050,000
                                                                                                            -----------
                                                TOTAL TEMPORARY CASH INVESTMENTS
                                                (Cost $17,314,609)                                          $17,314,609
                                                                                                            -----------
                                                TOTAL INVESTMENT IN SECURITIES - 100.6%
                                                (Cost $37,768,235) (a)                                      $37,768,235
                                                                                                            -----------
                                                OTHER ASSETS AND LIABILITIES - (0.6)%                       $  (213,027)
                                                                                                            -----------
                                                TOTAL NET ASSETS - 100.0%                                   $37,555,208
                                                                                                            ===========

NR     Not rated by either S&P or Moody's.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2007, the value of these securities amounted to $398,877 or 1.1% of total net assets.
(a) At December 31, 2007, cost for federal income tax purposes was $37,768,235.
(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.
       Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $530,782,624 and $528,332,956, respectively.

The accompanying notes are an integral part of these financial statements.    7

Pioneer Money Market VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      Year        Year        Year        Year        Year
                                                                     Ended       Ended       Ended       Ended       Ended
Class I                                                             12/31/07    12/31/06    12/31/05    12/31/04    12/31/03
Net asset value, beginning of period                                $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                    -------     -------     -------     -------     -------
Increase from investment operations:
 Net investment income                                              $ 0.047     $ 0.040     $ 0.025     $ 0.007     $ 0.006
 Net realized and unrealized loss (gain) on investments                  --          --          --          --          --
                                                                    -------     -------     -------     -------     -------
  Net increase from investment operations                           $ 0.047     $ 0.040     $ 0.025     $ 0.007     $ 0.006
Distributions to shareowners:
 Net investment income                                               (0.047)     (0.040)     (0.025)     (0.007)     (0.006)
                                                                    -------     -------     -------     -------     -------
Net asset value, end of period                                      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                    =======     =======     =======     =======     =======
Total return*                                                          4.83%       4.50%       2.47%       0.65%       0.56%
Ratio of net expenses to average net assets+                           0.63%       0.61%       0.73%       0.74%       0.72%
Ratio of net investment income to average net assets+                  4.70%       4.43%       2.40%       0.66%       0.58%
Net assets, end of year (in thousands)                              $37,555     $34,334     $33,216     $42,896     $34,736
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          0.63%       0.61%       0.73%       0.74%       0.72%
 Net investment income                                                 4.70%       4.43%       2.40%       0.66%       0.58%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          0.63%       0.61%       0.73%       0.74%       0.72%
 Net investment income                                                 4.70%       4.43%       2.40%       0.66%       0.58%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

8    The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (cost $37,768,235)      $37,768,235
 Cash                                                           260,078
 Receivables --
  Investment securities sold                                      5,000
  Fund shares sold                                               19,192
  Interest                                                      201,287
                                                            -----------
   Total assets                                             $38,253,792
                                                            -----------
LIABILITIES:
 Payables --
  Investment securities purchased                           $   219,747
  Fund shares repurchased                                       430,167
  Dividends                                                       3,619
 Due to affiliates                                                5,132
 Accrued expenses                                                39,919
                                                            -----------
   Total liabilities                                        $   698,584
                                                            -----------
NET ASSETS:
 Paid-in capital                                            $37,560,261
 Undistributed net investment income                                246
 Accumulated net realized loss                                   (5,299)
                                                            -----------
   Total net assets                                         $37,555,208
                                                            ===========
NET ASSET VALUE PER SHARE:
 (No par value, unlimited number of shares authorized)
 Class I (based on $37,555,208/37,564,627 shares)           $      1.00
                                                            -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Interest                                                  $1,988,284
                                                           ----------
  Total investment income                                                  $1,988,284
                                                                           ----------
EXPENSES:
 Management fees                                           $  149,143
 Transfer agent fees and expenses                               1,255
 Administrative fees                                            8,367
 Custodian fees                                                27,284
 Professional fees                                             30,080
 Printing expense                                              10,713
 Fees and expenses of nonaffiliated trustees                    5,779
 Miscellaneous                                                  2,280
                                                           ----------
  Total expenses                                                           $  234,901
                                                                           ----------
  Net expenses                                                             $  234,901
                                                                           ----------
   Net investment income                                                   $1,753,383
                                                                           ----------
REALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments                          $   (2,325)
                                                           ----------
 Net loss on investments                                                   $   (2,325)
                                                                           ----------
 Net increase in net assets resulting from operations                      $1,751,058
                                                                           ==========

10   The accompanying notes are an integral part of these financial statements.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                Year Ended         Year Ended
                                                                                 12/31/07           12/31/06
FROM OPERATIONS:
Net investment income                                                         $   1,753,383      $   1,573,937
Net realized loss on investments                                                     (2,325)                --
Change in net unrealized gain (loss) on investments                                      --               (126)
                                                                              -------------      -------------
  Net increase in net assets resulting from operations                        $   1,751,058      $   1,573,811
                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.0473 and $0.0441 per share, respectively)                       $  (1,753,137)     $  (1,574,272)
                                                                              -------------      -------------
    Total distributions to shareowners                                        $  (1,753,137)     $  (1,574,272)
                                                                              -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  23,782,229      $  19,517,030
Reinvestment of distributions                                                     1,753,137          1,571,489
Cost of shares repurchased                                                      (22,311,664)       (19,970,568)
                                                                              -------------      -------------
  Net increase in net assets resulting from Portfolio share transactions      $   3,223,702      $   1,117,951
                                                                              -------------      -------------
  Net increase in net assets                                                  $   3,221,623      $   1,117,490
NET ASSETS:
Beginning of year                                                             $  34,333,585      $  33,216,095
                                                                              -------------      -------------
End of year                                                                   $  37,555,208      $  34,333,585
                                                                              =============      =============
Undistributed net investment income                                           $         246      $          --
                                                                              =============      =============

                                     '07 Shares         '07 Amount         '06 Shares         '06 Amount
Class I
Shares sold                           23,782,227      $  23,782,229         19,517,030      $  19,517,030
Reinvestment of distributions          1,753,137          1,753,137          1,571,489          1,571,489
Less shares repurchased              (22,311,664)       (22,311,664)       (19,970,568)       (19,970,568)
                                     -----------      -------------        -----------      -------------
  Net increase                         3,223,700      $   3,223,702          1,117,951      $   1,117,951
                                     ===========      =============        ===========      =============

The accompanying notes are an integral part of these financial statements.    11

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer Money Market VCT Portfolio (The Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek current income consistent with preserving capital and providing liquidity.

The Portfolio offers one class of shares designated as Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting period. Actual results could differ from those estimates.

The Portfolio's prospectus contains information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's risks. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following is a summary of significant accounting policies consistently followed by the Portfolio, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest in income bearing cash accounts is recorded on the accrual basis.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2007, the Portfolio had a net capital loss carryforward of $5,299, of which the following amounts will expire between 2010 and 2015 if not utilized: $2,728 in 2010, $246 in 2012 and $2,325 in
   2015.

   The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings (accumulated losses) on a federal income tax basis December 31, 2007, were as follows:

-------------------------------------------------------------------------------
                                        2007            2006
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                    $1,753,137      $1,574,272
                                    ----------      ----------
   Total distributions              $1,753,137      $1,574,272
                                    ==========      ==========
 Distributable Earnings:
 Undistributed ordinary income      $      246
 Capital loss carryforward              (5,299)
                                    ----------
   Total                            $   (5,053)
                                    ==========

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007.

D. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities, is $1,337 payable to PIM in management fees, administrative costs and certain other services at December 31, 2007.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,795 in transfer agent fees payable to PIMSS at December 31, 2007.

4. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 57.16% and 0%, respectively.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer Money Market VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Money Market VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Money Market VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



/s/Ernst + Young LLP



Boston, Massachusetts
February 8, 2008

Pioneer Money Market VCT Portfolio (the "Portfolio")
                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2007 and in the fourth quintile of its Morningstar category for the three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also noted that the Portfolio's twelve month gross yield as of June 30, 2007 exceeded the twelve month yield of its benchmark index for the same period. The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

Pioneer Money Market VCT Portfolio              PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the investment performance of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Portfolio.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                  Trustees and Officers
Pioneer Investment Management, Inc. The Board of Trustees provides broad supervision over the Portfolio's affairs.
                                    The officers of the Trust are responsible
Custodian                           for the Trust's operations. The Trustees and
Brown Brothers Harriman & Co.       officers are listed below, together with
                                    their principal occupations during the past
Independent Registered Public       five years. Trustees who are interested
Accounting Firm                     persons of the Trust within the meaning of
Ernst & Young LLP                   the 1940 Act are referred to as Interested
                                    Trustees. Trustees who are not interested
Principal Underwriter               persons of the Trust are referred to as
Pioneer Funds Distributor, Inc.     Independent Trustees. Each of the Trustees
                                    (except Mr. Bock) serves as a Trustee of
Legal Counsel                       each of the 77 U.S. registered investment
Bingham McCutchen LLP               portfolios for which Pioneer serves as
                                    investment adviser (the "Pioneer Funds").
Shareowner Services and Transfer    Mr. Bock serves as Trustee of 76 of the 77
Pioneer Investment Management       Pioneer Funds. The address for all Trustees
Shareholder Services, Inc.          and all officers of the Trust is 60 State
                                    Street, Boston, Massachusetts 02109.

                                    The Statement of Additional Information
                                    provides more detailed information regarding the Trustees and Officers and is available upon request, without charge, by calling 1-800-225-6292.



--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------



NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
----------------------------------------------------------------------------------------------------------



NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   None
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(60)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------



NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (64)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - present); Partner, Federal
                           City Capital Advisors (boutique merchant bank) (1997 to 2004); and
                           Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                           based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC (international financial advisory firm)
-----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice-President and Corporate Secretary, The Winthrop
(60)                       Group, Inc. (consulting firm); and Desautels Faculty of Management,
                           McGill University
-----------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive Vice President, The
                           Bank of New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-----------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment firm)
-----------------------------------------------------------------------------------------------------------



NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)         Director of The Enterprise Social Investment
                           Company (privately-held affordable housing
                           finance company); and Director of New York
                           Mortgage Trust (publicly traded mortgage
                           REIT)
--------------------------------------------------------------------------------
Mary K. Bush (59)          Director of Brady Corporation (industrial
                           identification and specialty coated material
                           products manufacturer); Director of Briggs
                           & Stratton Co. (engine manufacturer);
                           Director of UAL Corporation (airline holding
                           company) Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm): and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(60)
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Director of Quadriserv Inc. (technology
                           products for securities lending industry)
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
John Winthrop (71)         None
--------------------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves
                             President        at the discretion of the
                                              Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
 (34)                        Treasurer        discretion of the Board
--------------------------------------------------------------------------------



NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Daniel K. Kingsbury (49)     Director, CEO and President of Pioneer Investment Management USA Inc.,
                             Pioneer Investment Management, Inc. and Pioneer Institutional Asset
                             Management, Inc. (since March 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of Pioneer Global Asset
                             Management S.p.A. (since March 2007); Head of New Markets Division,
                             Pioneer Global Asset Management S.p.A. (2000 - 2007)
----------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
----------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and Assistant
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004; Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to 2003
----------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
----------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
----------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and
 (34)                        Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
----------------------------------------------------------------------------------------------------------



NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     None
----------------------------------------------------------------------
Dorothy E. Bourassa (59)     None
----------------------------------------------------------------------
Christopher J. Kelley (43)   None
----------------------------------------------------------------------
Vincent Nave (62)            None
----------------------------------------------------------------------
Mark E. Bradley (48)         None
----------------------------------------------------------------------
Luis I. Presutti (42)        None
----------------------------------------------------------------------
Gary Sullivan (49)           None
----------------------------------------------------------------------
Katherine Kim Sullivan       None
 (34)
----------------------------------------------------------------------

Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

                         POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE
Teri W. Anderholm (48)   Chief            Since January 2007.
                         Compliance       Serves at the discretion of
                         Officer          the Board
--------------------------------------------------------------------------------



NAME AND AGE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Teri W. Anderholm (48)   Chief Compliance Officer of Pioneer since December 2006 and of all the
                         Pioneer Funds since January 2007; Vice President and Compliance Officer,
                         MFS Investment Management (August 2005 to December 2006);
                         Consultant, Fidelity Investments (February 2005 to July 2005);
                         Independent Consultant (July 1997 to February 2005)
--------------------------------------------------------------------------------------------------



NAME AND AGE             OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Teri W. Anderholm (48)   None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[Logo]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                            [LOGO]PIONEER
                                                                  Investments(R)



                                                PIONEER VARIABLE CONTRACTS TRUST

             Pioneer Oak Ridge Large Cap Growth VCT Portfolio -- Class II Shares



                                                                   ANNUAL REPORT
                                                               December 31, 2007

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents
--------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

  Portfolio and Performance Update                                             2

  Comparing Ongoing Portfolio Expenses                                         3

  Portfolio Management Discussion                                              4

  Schedule of Investments                                                      6

  Financial Statements                                                         8

  Notes to Financial Statements                                               12

  Report of Independent Registered Public Accounting Firm                     15

  Approval of Investment Advisory and Sub-Advisory Agreement                  16

  Trustees, Officers and Service Providers                                    19



This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                          91.6%
Temporary Cash Investment                                                    4.4%
Depositary Receipts for International Stocks                                 4.0%


Sector Distribution
(As a percentage of equity holdings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                      31.6%
Health Care                                                                 18.5%
Consumer Discretionary                                                      13.6%
Industrials                                                                 12.3%
Financials                                                                  11.3%
Energy                                                                       5.6%
Consumer Staples                                                             5.3%
Materials                                                                    1.8%

Five Largest Holdings
(As a percentage of equity holdings)

 1.  Apple, Inc.                                                            4.52%
 2.  Google, Inc.                                                           3.85
 3.  Cisco Systems, Inc.                                                    3.02
 4.  XTO Energy, Inc.                                                       2.86
 5.  Procter & Gamble Co.                                                   2.82

The Portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share  12/31/07       12/31/06
Class II                    $13.04         $12.13

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
Class II                    $0.0244        $  -              $0.0497

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Oak Ridge Large Cap Growth VCT Portfolio at net asset value, compared to that of the Russell 1000 Growth Index and the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

            Pioneer Oak Ridge
           Large Cap Growth VCT      Russell 1000         Standard & Poor's
           Portfolio, Class II       Growth Index          (S&P) 500 Index
 3/04            10000                  10000                   10000
12/04            10851                  10547                   10903
12/05            11739                  11102                   11438
12/06            12066                  12110                   13243
12/07            13046                  13540                   13970

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. The S&P 500 Index is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life-of-Class
(3/15/04)                                                                   7.87%
1 Year                                                                      8.12%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.


Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers the Portfolio's performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                             II
       --------------------------------------------------------------
       Beginning Account Value on 7/1/07                   $ 1,000.00
       Ending Account Value on 12/31/07                    $ 1,027.56
       Expenses Paid During Period*                        $     4.86

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

       Share Class                                             II
       --------------------------------------------------------------
       Beginning Account Value on 7/1/07                   $ 1,000.00
       Ending Account Value on 12/31/07                    $ 1,020.42
       Expenses Paid During Period*                        $     4.84

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth Portfolio's Lead Portfolio Manager, discusses the factors that influenced performance during the 12 months ended December 31, 2007.

Q:  How did the market and the Portfolio perform during the year?
A: The U.S. equity market produced a positive return in 2007, but all of its gain came in the first half of the period. During that time, stock prices were supported by an environment of steady economic expansion, double-digit corporate earnings growth, and robust merger and acquisition activity. This positive backdrop remained in place until mid-summer, when declining housing prices and rising defaults in the subprime mortgage segment led to evaporation in the availability of credit, raised questions about the strength of banks' balance sheets, and sparked concerns about the possibility of a recession. The resulting erosion in investors' risk appetites triggered a negative return for the major US indices during the final six months of the reporting period. Still, this was not enough to offset the robust gains generated in the first half.

    In this environment, the Portfolio's Class II shares returned 8.12% at net asset value for the 12-month period ended December 31, 2007, trailing the 11.81% return of its benchmark, the Russell 1000 Growth Index, over the same period. While companies with strong earnings prospects and reasonable valuations will sometimes lag in the short term, we believe a focus on higher-quality companies remains the key to long-term outperformance.

    Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  What were the main causes of the Portfolio's underperformance in 2007?
A: As was the case during the Portfolio's previous fiscal year, its investments in the health care sector were the leading cause of underperformance in 2007. The primary reason for our difficulties in this area was our decision to avoid pharmaceutical stocks in favor of leading, financially-strong biotechnology companies. The approach backfired, as large-cap pharmaceuticals outperformed while the Portfolio's biotech holdings - Amgen and Genentech - severely underperformed. We sold Amgen from the Portfolio, and we reduced our position in Genentech. Also weighing on performance was a position in Zimmer Holdings, a maker of orthopedic implants. We likewise reduced the Portfolio's position in Zimmer.

    The Portfolio's leading individual detractor was a telecommunications stock, MetroPCS Communications. The stock was pressured by rising competition, the resignation of its chief executive officer, and the failure of its attempt to merge with its rival Leap Wireless.


A Word About Risk:

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What elements of the Portfolio's positioning helped performance during the year?
A: The Portfolio generated the largest margin of outperformance in three sectors: industrials, financials, and technology. The most notable contributor within industrials was Precision Castparts, a manufacturer of engineered airplane components. Given the strong appreciation in the company's shares, we elected to trim the position and reinvest the proceeds in Boeing - another key beneficiary of the growing demand for planes. United Technologies and Danaher were also standout performers among the Portfolio's holdings in the industrials sector. As was the case with Precision Castparts, we reduced those positions on strength. The proceeds were redeployed into Raytheon, which we believe is well-positioned to withstand any potential weakening of the U.S. economy.

    In the financials sector, the Portfolio benefited greatly from our decision to avoid companies with exposure to the residential housing market. Instead, we elected to invest in stocks with a lower sensitivity to broader economic trends, such as the exchange stocks InterContinental Exchange and CME Group.

    Technology was also a source of strength for the Portfolio. At a time when many tech stocks have been pressured by concerns about the effects of the subprime mortgage problem on corporate technology spending, stocks with strong consumer franchises were seen as a "safe haven" for investors seeking consistent earnings growth. The result was outstanding performance for Portfolio holdings Google and Apple Computer, both of which reported stellar earnings throughout the past year.

Q:  What is your outlook for the year ahead?
A: While we believe there will be plentiful opportunities to invest in high-quality growth stocks in the year ahead, we also expect that 2008 will prove to be a challenging period for the U.S. stock market as a whole. We are therefore approaching the market with caution, but we also believe one result of declining profit growth will be investor gravitation toward stocks with consistent earnings, expanding profit margins, and healthy balance sheets - all of which are characteristics of stocks we seek to hold in the Portfolio. We are particularly positive on the outlook for our investments in the health care and technology sectors, which are two areas of the market that could suffer less of an impact from the broader issues weighing on the economy. For these reasons, we are confident that the Portfolio could very well experience improved relative performance in the year ahead.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

      Shares                                                               Value
                  COMMON STOCKS - 96.4%
                  Energy - 5.4%
                  Oil & Gas Equipment & Services - 2.7%
       7,435      Schlumberger, Ltd.                                 $   731,381
                                                                     -----------
                  Oil & Gas Exploration &
                  Production - 2.7%
      14,728      XTO Energy, Inc.                                   $   756,404
                                                                     -----------
                  Total Energy                                       $ 1,487,785
                                                                     -----------
                  Materials - 1.7%
                  Specialty Chemicals - 1.7%
       9,185      Ecolab, Inc.*                                      $   470,364
                                                                     -----------
                  Total Materials                                    $   470,364
                                                                     -----------
                  Capital Goods - 11.8%
                  Aerospace & Defense - 7.6%
       5,555      Boeing Co.                                         $   485,840
       3,435      Precision Castparts Corp.                              476,435
       9,900      Raytheon Co.                                           600,930
       7,015      United Technologies Corp.                              536,928
                                                                     -----------
                                                                     $ 2,100,133
                                                                     -----------
                  Industrial Conglomerates - 2.0%
      14,695      General Electric Co.                               $   544,744
                                                                     -----------
                  Industrial Machinery - 2.2%
       6,825      Danaher Corp.                                      $   598,826
                                                                     -----------
                  Total Capital Goods                                $ 3,243,703
                                                                     -----------
                  Automobiles & Components - 1.7%
                  Auto Parts & Equipment - 1.7%
      13,105      Johnson Controls, Inc.                             $   472,304
                                                                     -----------
                  Total Automobiles & Components                     $   472,304
                                                                     -----------
                  Consumer Durables & Apparel - 1.2%
                  Apparel, Accessories
                  & Luxury Goods - 1.2%
      10,940      Coach, Inc.*                                       $   334,545
                                                                     -----------
                  Total Consumer Durables & Apparel                  $   334,545
                                                                     -----------
                  Consumer Services - 1.4%
                  Hotels, Resorts & Cruise Lines - 1.4%
      11,020      Marriott International, Inc.                       $   376,664
                                                                     -----------
                  Total Consumer Services                            $   376,664
                                                                     -----------
                  Media - 1.8%
                  Movies & Entertainment - 1.8%
      23,930      News Corp., Inc.                                   $   490,326
                                                                     -----------
                  Total Media                                        $   490,326
                                                                     -----------
                  Retailing - 7.0%
                  Apparel Retail - 1.9%
       6,624      Abercrombie & Fitch Co.                            $   529,721
                                                                     -----------
                  Computer & Electronics Retail - 1.7%
       8,960      Best Buy Co., Inc.                                 $   471,744
                                                                     -----------
                  General Merchandise Stores - 1.6%
       8,610      Target Corp.                                       $   430,500
                                                                     -----------

      Shares                                                               Value
                  Specialty Stores - 1.8%
      21,652      Staples, Inc.                                      $   499,512
                                                                     -----------
                  Total Retailing                                    $ 1,931,477
                                                                     -----------
                  Food, Beverage & Tobacco - 2.4%
                  Soft Drinks - 2.4%
       8,515      PepsiCo, Inc.                                      $   646,289
                                                                     -----------
                  Total Food, Beverage & Tobacco                     $   646,289
                                                                     -----------
                  Household & Personal Products - 2.7%
                  Household Products - 2.7%
      10,140      Procter & Gamble Co.*                              $   744,479
                                                                     -----------
                  Total Household & Personal
                  Products                                           $   744,479
                                                                     -----------
                  Health Care Equipment & Services - 6.1%
                  Health Care Equipment - 3.8%
       6,970      Hologic, Inc.*                                     $   478,421
       7,330      Stryker Corp.                                          547,698
                                                                     -----------
                                                                     $ 1,026,119
                                                                     -----------
                  Managed Health Care - 2.3%
       7,271      Wellpoint, Inc.*                                   $   637,885
                                                                     -----------
                  Total Health Care Equipment
                  & Services                                         $ 1,664,004
                                                                     -----------
                  Pharmaceuticals & Biotechnology - 11.8%
                  Biotechnology - 4.2%
       7,050      Celgene Corp.*                                     $   325,781
       5,590      Genentech, Inc.*                                       374,921
       9,370      Gilead Sciences, Inc.*                                 431,114
                                                                     -----------
                                                                     $ 1,131,816
                                                                     -----------
                  Life Sciences Tools & Services - 2.1%
      10,105      Thermo Fisher Scientific, Inc.*                    $   582,856
                                                                     -----------
                  Pharmaceuticals - 5.5%
      10,120      Abbott Laboratories                                $   568,238
       7,420      Allergan, Inc.                                         476,661
       8,655      Novartis AG (A.D.R.)                                   470,053
                                                                     -----------
                                                                     $ 1,514,952
                                                                     -----------
                  Total Pharmaceuticals
                  & Biotechnology                                    $ 3,229,624
                                                                     -----------
                  Diversified Financials - 8.5%
                  Investment Banking & Brokerage - 5.0%
      28,210      Charles Schwab Corp.                               $   720,766
      20,500      Invesco, Ltd.                                          643,290
                                                                     -----------
                                                                     $ 1,364,056
                                                                     -----------
                  Specialized Finance - 3.5%
         485      CME Group, Inc.                                    $   332,710
       3,295      IntercontinentalExchange, Inc.*(b)                     634,288
                                                                     -----------
                                                                     $   966,998
                                                                     -----------
                  Total Diversified Financials                       $ 2,331,054
                                                                     -----------


6  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                               Value
                  Insurance - 2.4%
                  Life & Health Insurance - 2.4%
      10,690      Aflac, Inc.                                        $   669,515
                                                                     -----------
                  Total Insurance                                    $   669,515
                                                                     -----------
                  Software & Services - 11.4%
                  Application Software - 1.9%
      12,345      Adobe Systems, Inc.*                               $   527,502
                                                                     -----------
                  Data Processing & Outsourced
                  Services - 1.3%
       9,265      Iron Mountain, Inc.*                               $   342,990
                                                                     -----------
                  Home Entertainment Software - 2.1%
       9,690      Electronic Arts, Inc.*(b)                          $   565,993
                                                                     -----------
                  Internet Software & Services - 3.7%
       1,474      Google, Inc.*                                      $ 1,019,242
                                                                     -----------
                  Systems Software - 2.4%
      18,865      Microsoft Corp.                                    $   671,594
                                                                     -----------
                  Total Software & Services                          $ 3,127,321
                                                                     -----------
                  Technology Hardware & Equipment - 13.3%
                  Communications Equipment - 6.9%
      29,525      Cisco Systems, Inc.*                               $   799,242
      18,285      Corning, Inc.                                          438,657
      16,960      Qualcomm, Inc.                                         667,376
                                                                     -----------
                                                                     $ 1,905,275
                                                                     -----------
                  Computer Hardware - 6.4%
       6,035      Apple, Inc.*                                       $ 1,195,407
      10,890      Hewlett-Packard Co.                                    549,727
                                                                     -----------
                                                                     $ 1,745,134
                                                                     -----------
                  Total Technology Hardware
                  & Equipment                                        $ 3,650,409
                                                                     -----------
                  Semiconductors - 5.8%
                  Semiconductors - 5.8%
      22,245      Intel Corp.                                        $   593,052
      12,482      NVIDIA Corp.*                                          424,638
      16,715      Texas Instruments, Inc.                                558,281
                                                                     -----------
                                                                     $ 1,575,971
                                                                     -----------
                  Total Semiconductors                               $ 1,575,971
                                                                     -----------
                  TOTAL COMMON STOCKS
                  (Cost $21,796,120)                                 $26,445,834
                                                                     -----------

      Shares                                                               Value
                  TEMPORARY CASH INVESTMENT - 4.4%
                  Security Lending Collateral - 4.4%
   1,205,718      Securities Lending Investment Fund, 5.19%          $ 1,205,718
                                                                     -----------
                  TOTAL TEMPORARY CASH
                  INVESTMENT
                  (Cost $1,205,718)                                  $ 1,205,718
                                                                     -----------
                  TOTAL INVESTMENT
                  IN SECURITIES - 100.8%
                  (Cost $23,001,838)(a)                              $27,651,552
                                                                     -----------
                  OTHER ASSETS
                  AND LIABILITIES - (0.8)%                           $  (224,017)
                                                                     -----------
                  TOTAL NET ASSETS - 100.0%                          $27,427,535
                                                                     ===========

*        Non-income producing security.
(A.D.R.) American Depositary Receipt.
(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $23,043,357 was as follows:

         Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost            $4,985,432
         Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value              (377,237)
                                                                      ----------
         Net unrealized gain                                          $4,608,195
                                                                      ==========

(b)      At December 31, 2007, the following securities were out on loan:

         Shares     Security                                               Value
          9,670     Electronic Arts, Inc. *                          $   564,825
          3,246     IntercontinentalExchange, Inc. *                     624,855
                                                                     -----------
                    Total                                            $ 1,189,680
                                                                     ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $12,059,913 and $13,898,708, respectively.


  The accompanying notes are an integral part of these financial statements.   7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                      3/15/04 (a)
                                                                           Year Ended    Year Ended     Year Ended        to
CLASS II                                                                    12/31/07      12/31/06       12/31/05      12/31/04
Net asset value, beginning of period                                         $ 12.13       $ 11.98        $ 11.09       $ 10.00
                                                                             -------       -------        -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                $  0.04       $  0.02        $ (0.01)      $  0.03
 Net realized and unrealized gain on investments                                0.94          0.30           0.92          1.06
                                                                             -------       -------        -------       -------
  Net increase from investment operations                                    $  0.98       $  0.32        $  0.91       $  1.09
Distributions to shareowners:
 Net investment income                                                         (0.02)        (0.00)(c)     ( 0.02)           --
 Net realized gain                                                             (0.05)        (0.17)            --            --
                                                                             -------       -------        -------       -------
 Net increase in net asset value                                             $  0.91       $  0.15        $  0.89       $  1.09
                                                                             -------       -------        -------       -------
Net asset value, end of period                                               $ 13.04       $ 12.13        $ 11.98       $ 11.09
                                                                             =======       =======        =======       =======
Total return*                                                                   8.12%         2.79%          8.18%        10.90%(b)
Ratio of net expenses to average net assets                                     0.95%         0.95%          0.95%         0.95%**
Ratio of net investment income to average net assets                            0.29%         0.21%          0.08%         0.79%**
Portfolio turnover rate                                                           44%           52%           131%           21%(b)
Net assets, end of period (in thousands)                                     $27,428       $27,683        $25,908       $ 4,397
Ratios with no waiver of management fees and assumption of expenses by PIM:
 Net expenses                                                                   1.29%         1.37%          1.93%         6.22%**
 Net investment income (loss)                                                  (0.05)%       (0.21)%       (0.90)%        (4.48)%**

(a) The Portfolio commenced operations on March 15, 2004.
(b) Not annualized.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


8   The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $1,189,680)
 (cost $23,001,838)                                                                  $ 27,651,552
 Cash                                                                                     830,622
 Receivables --
 Investment securities sold                                                               218,766
 Fund shares sold                                                                          18,265
 Dividends and interest                                                                    29,132
 Other                                                                                        362
                                                                                     ------------
  Total assets                                                                       $ 28,748,699
                                                                                     ------------
LIABILITIES:
 Payables --
 Fund shares repurchased                                                             $     29,618
 Upon return of securities loaned                                                       1,205,718
 Due to affiliates                                                                          1,802
 Accrued expenses                                                                          84,026
                                                                                     ------------
  Total liabilities                                                                  $  1,321,164
                                                                                     ------------
NET ASSETS:
 Paid-in capital                                                                     $ 22,127,884
 Undistributed net investment income                                                       81,710
 Accumulated net realized gain on investments                                             568,227
 Net unrealized gain on investments                                                     4,649,714
                                                                                     ------------
  Total net assets                                                                   $ 27,427,535
                                                                                     ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class II (based on $27,427,535/2,102,718 shares)                                    $      13.04
                                                                                     ============


  The accompanying notes are an integral part of these financial statements.  9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07


INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $2,048)                                          $289,199
 Interest                                                                                       60,716
 Income from securities loaned, net                                                              2,377
                                                                                              --------
  Total investment income                                                                                    $  352,292
                                                                                                             ----------
EXPENSES:
 Management fees                                                                              $213,464
 Transfer agent fees and expenses                                                                1,497
 Distribution fees                                                                              71,155
 Administrative fees                                                                             6,404
 Custodian fees                                                                                 18,854
 Professional fees                                                                              41,815
 Printing expense                                                                                7,578
 Fees and expenses of nonaffiliated trustees                                                     5,917
 Miscellaneous                                                                                   1,722
                                                                                              --------
  Total expenses                                                                                             $  368,406
  Less management fees waived and expenses assumed by Pioneer Investment Management, Inc.                       (98,020)
                                                                                                             ----------
  Net expenses                                                                                               $  270,386
                                                                                                             ----------
   Net investment income                                                                                     $   81,906
                                                                                                             ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                                            $  634,626
                                                                                                             ----------
 Change in net unrealized gain on investments                                                                $1,507,160
                                                                                                             ----------
 Net gain on investments                                                                                     $2,141,786
                                                                                                             ----------
 Net increase in net assets resulting from operations                                                        $2,223,692
                                                                                                             ==========


10  The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively


                                                                                           Year Ended       Year Ended
                                                                                            12/31/07         12/31/06
FROM OPERATIONS:
Net investment income                                                                    $     81,906      $     54,665
Net realized gain on investments                                                              634,626           435,916
Change in net unrealized gain on investments                                                1,507,160           192,584
                                                                                         ------------      ------------
  Net increase in net assets resulting from operations                                   $  2,223,692      $    683,165
                                                                                         ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class II ($0.02 and $0.00 per share, respectively)                                      $    (54,770)     $     (7,919)
Net realized gain:
 Class II ($0.05 and $0.17 per share, respectively)                                          (111,561)         (363,377)
                                                                                         ------------      ------------
  Total distributions to shareowners                                                     $   (166,331)     $   (371,296)
                                                                                         ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                         $  3,142,582      $  4,789,041
Shares issued in reorganization                                                                    --         1,892,764
Reinvestment of distributions                                                                 166,332           371,296
Cost of shares repurchased                                                                 (5,621,257)       (5,590,461)
                                                                                         ------------      ------------
  Net increase (decrease) in net assets resulting from Portfolio share transactions      $ (2,312,343)     $  1,462,640
                                                                                         ------------      ------------
  Net increase (decrease) in net assets                                                  $   (254,982)     $  1,774,509
NET ASSETS:
Beginning of year                                                                          27,682,517        25,908,008
                                                                                         ------------      ------------
End of year                                                                              $ 27,427,535      $ 27,682,517
                                                                                         ============      ============
Undistributed net investment income, end of year                                         $     81,710      $     54,574
                                                                                         ============      ============


                                                          '07 Shares        '07 Amount     '06 Shares        '06 Amount
CLASS II
Shares sold                                                  247,445      $  3,142,582        408,255      $  4,789,041
Shares issued in reorganization                                   --                --        154,260         1,892,764
Reinvestment of distributions                                 12,934           166,332         33,420           371,296
Less shares repurchased                                     (439,107)       (5,621,257)      (476,773)       (5,590,461)
                                                            --------      ------------       --------      ------------
  Net increase (decrease)                                   (178,728)     $ (2,312,343)       119,162      $  1,462,640
                                                            ========      ============        =======      ============


  The accompanying notes are an integral part of these financial statements.  11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
The Pioneer Oak Ridge Large Cap Growth VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek capital appreciation.

The Portfolio offers one class of shares designated as Class II Shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Portfolio has elected to defer approximately $415,800 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          2007          2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                                       $   54,770     $  7,919
 Long-Term capital gain                                   111,561      363,377
                                                       ----------     --------
   Total distributions                                 $  166,331     $371,296
                                                       ==========     ========
 Distributable Earnings:
 Undistributed ordinary income                         $  270,629
 Undistributed long-term gain                             836,627
 Post-October Loss Deferral                              (415,800)
 Unrealized appreciation                                4,608,195
                                                       ----------
   Total                                               $5,299,651
                                                       ==========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

C. Portfolio Shares
   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007.

   Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio. Dividends and distributions to shareowners are recorded on the ex-dividend date.

D. Securities Lending
   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

E. Repurchase Agreements
   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion.

Pioneer, and not the Portfolio, pays a portion of the fee it receives from the Portfolio to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Portfolio.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                              (continued)
--------------------------------------------------------------------------------

PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

Through May 1, 2008, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class II expenses to 0.95% of the average daily net assets attributable to Class II shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,113 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

3. Transfer Agent
Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $120 in transfer agent fees payable to PIMSS at December 31, 2007.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $569 in distribution fees payable to PFD at December 31, 2007.

5. Merger Information
On December 14, 2006, beneficial owners of Pioneer AmPac Growth VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on December 15, 2006, by exchanging all of Pioneer AmPac Growth VCT Portfolio's Class II net assets for Pioneer Oak Ridge Large Cap Growth VCT Portfolio's shares, based on Pioneer Oak Ridge Large Cap Growth VCT Portfolio's Class II shares' ending net asset value. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

-------------------------------------------------------------------------------------------------------
                                      Pioneer Oak Ridge                             Pioneer Oak Ridge
                                      Large Cap Growth         Pioneer AmPac        Large Cap Growth
                                        VCT Portfolio      Growth VCT Portfolio       VCT Portfolio
                                    (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-------------------------------------------------------------------------------------------------------
 Net Assets
  Class II                              $26,329,442             $1,892,764              $28,222,206
                                        ===========             ==========              ===========
 Shares Outstanding
  Class II                                2,145,222                163,721                2,299,482
                                        ===========             ==========              ===========
 Shares Issued in Reorganization
  Class II                                                                                  154,260
                                                                                        ===========
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                    Realized
                                       Unrealized Appreciation   Gain/(Loss) on
                                           on Closing Date        Closing Date
--------------------------------------------------------------------------------
 Pioneer AmPac Growth VCT Portfolio            $308,182              $ (847)
                                               ========              =======
--------------------------------------------------------------------------------

7. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer Oak Ridge Large Cap Growth VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Oak Ridge Large Cap Growth VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Oak Ridge Large Cap Growth VCT Portfolio of the Pioneer Variable Contracts Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young


Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained Oak Ridge Investments, LLC to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement and sub-advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory and sub-advisory agreements for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM and the sub-adviser in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM and the sub-adviser. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement for another year.

In considering the continuation of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-advisor's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2007 and in the fourth quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Portfolio's underperformance with PIM, the Trustees agreed that they would monitor the performance of the Portfolio especially closely.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The independent Trustees reviewed a memorandum provided to them by their independent legal counsel regarding the possible rationales for the level of the management fee for the Portfolio and noted in particular that the management fee was the product of negotiations with third party insurance companies. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the first quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by each of PIM and the sub-adviser to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the investment advisory and sub-advisory agreements for the Portfolio, each of PIM and the sub-adviser performs additional services for the Portfolio that it does not provide to those other clients.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the sub-adviser, and the contractual expense limitation agreed to by PIM with respect to the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Portfolio.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the benefits to the sub-adviser and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Oak Ridge Large Cap Growth VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT          (continued)
--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of each of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
Investment Adviser                                                          Trustees and Officers
Pioneer Investment Management, Inc.                                         The Board of Trustees provides broad supervision
                                                                            over the Portfolio's affairs. The officers of the
Custodian                                                                   Trust are responsible for the Trust's operations.
Brown Brothers Harriman & Co.                                               The Trustees and officers are listed below,
                                                                            together with their principal occupations during
Independent Registered Public Accounting Firm                               the past five years. Trustees who are interested
Ernst & Young LLP                                                           persons of the Trust within the meaning of the
                                                                            1940 Act are referred to as Interested Trustees.
Principal Underwriter                                                       Trustees who are not interested persons of the
Pioneer Funds Distributor, Inc.                                             trust are referred to as Independent Trustees.
                                                                            Each of the Trustees (except Mr. Bock) serves as a
Legal Counsel                                                               Trustee of each of the 77 U.S. registered
Bingham McCutchen LLP                                                       investment portfolios for which Pioneer serves as
                                                                            investment adviser (the "Pioneer Funds"). Mr. Bock
Shareowner Services and Transfer                                            serves as Trustee of 76 of the 77 Pioneer Funds.
Pioneer Investment Management Shareholder Services, Inc.                    The address for all Trustees and all officers of
                                                                            the Trust is 60 State Street, Boston,
                                                                            Massachusetts 02109.

                                                                            The Statement of Additional Information provides
                                                                            more detailed information regarding the Trustees
                                                                            and Officers and is available upon request,
                                                                            without charge, by calling 1-800-225-6292.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD    LENGTH OF SERVICE              PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE             DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves     Deputy Chairman and a Director of   None
                           Board, Trustee    until a successor trustee is   Pioneer Global Asset Management
                           and President     elected or earlier             S.p.A. ("PGAM"); Non-Executive
                                             retirement or removal.         Chairman and a Director of Pioneer
                                                                            Investment Management USA Inc.
                                                                            ("PIM-USA"); Chairman and a
                                                                            Director of Pioneer; Chairman and
                                                                            Director of Pioneer Institutional
                                                                            Asset Management, Inc. (since
                                                                            2006); Director of Pioneer
                                                                            Alternative Investment Management
                                                                            Limited (Dublin); President and a
                                                                            Director of Pioneer Alternative
                                                                            Investment Management (Bermuda)
                                                                            Limited and affiliated funds;
                                                                            Director of PIOGLOBAL Real Estate
                                                                            Investment Fund (Russia) (until
                                                                            June 2006); Director of Nano-C,
                                                                            Inc. (since 2003); Director of
                                                                            Cole Management Inc. (since 2004);
                                                                            Director of Fiduciary Counseling,
                                                                            Inc.; President and Director of
                                                                            Pioneer Funds Distributor, Inc.
                                                                            ("PFD") (until May 2006);
                                                                            President of all of the Pioneer
                                                                            Funds; and Of Counsel, Wilmer
                                                                            Cutler Pickering Hale and Dorr LLP

*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                (continued)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS HELD   LENGTH OF SERVICE               PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE              DURING PAST FIVE YEARS              HELD BY THIS TRUSTEE
David R. Bock (64)         Trustee          Trustee since 2005. Serves      Executive Vice President and Chief  Director of The
                                            until a successor trustee is    Financial Officer, I-trax, Inc.     Enterprise Social
                                            elected or earlier              (publicly traded health care        Investment Company
                                            retirement or removal.          services company) (2004 -           (privately-held
                                                                            present); Partner, Federal City     affordable housing
                                                                            Capital Advisors (boutique          finance company);
                                                                            merchant bank) (1997 to 2004); and  and Director of New
                                                                            Executive Vice President and Chief  York Mortgage Trust
                                                                            Financial Officer, Pedestal Inc.    (publicly traded
                                                                            (internet- based mortgage trading   mortgage REIT)
                                                                            company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves      President, Bush International, LLC  Director of Brady
                                            until a successor trustee is    (international financial advisory   Corporation
                                            elected or earlier              firm)                               (industrial
                                            retirement or removal.                                              identification and
                                                                                                                specialty coated
                                                                                                                material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
                                                                                                                Director of Mantech
                                                                                                                International
                                                                                                                Corporation
                                                                                                                (national security,
                                                                                                                defense, and
                                                                                                                intelligence
                                                                                                                technology firm):
                                                                                                                and Member, Board of
                                                                                                                Governors,
                                                                                                                Investment Company
                                                                                                                Institute
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves      Founding Director, Vice-President   None
(60)                                        until a successor trustee is    and Corporate Secretary, The
                                            elected or earlier              Winthrop Group, Inc. (consulting
                                            retirement or removal.          firm); and Desautels Faculty of
                                                                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves      Private investor (2004 - present);  Director of
                                            until a successor trustee is    and Senior Executive Vice           Quadriserv Inc.
                                            elected or earlier              President, The Bank of New York     (technology products
                                            retirement or removal.          (financial and securities           for securities
                                                                            services) (1986 - 2004)             lending industry)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves      President and Chief Executive       Director of New
                                            until a successor trustee is    Officer, Newbury, Piret & Company,  America High Income
                                            elected or earlier              Inc. (investment banking firm)      Fund, Inc.
                                            retirement or removal.                                              (closed-end
                                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves      President, John Winthrop & Co.,     None
                                            until a successor trustee is    Inc. (private investment firm)
                                            elected or earlier
                                            retirement or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                (continued)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS HELD   LENGTH OF SERVICE             PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE            DURING PAST FIVE YEARS              HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves      Director, CEO and President of      None
                             President        at the discretion of the      Pioneer Investment Management USA
                                              Board                         Inc., Pioneer Investment
                                                                            Management, Inc. and Pioneer
                                                                            Institutional Asset Management,
                                                                            Inc. (since March 2007); Executive
                                                                            Vice President of all of the
                                                                            Pioneer Funds (since March 2007);
                                                                            Director of Pioneer Global Asset
                                                                            Management S.p.A. (since March
                                                                            2007); Head of New Markets
                                                                            Division, Pioneer Global Asset
                                                                            Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary        Since 2000. Serves at the     Secretary of PIM-USA; Senior Vice   None
                                              discretion of the Board       President - Legal of Pioneer;
                                                                            Secretary/ Clerk of most of
                                                                            PIM-USA's subsidiaries; and
                                                                            Secretary of all of the Pioneer
                                                                            Funds since September 2003
                                                                            (Assistant Secretary from November
                                                                            2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the     Associate General Counsel of        None
                             Secretary        discretion of the Board       Pioneer since January 2008 and
                                                                            Assistant Secretary of all of the
                                                                            Pioneer Funds since September
                                                                            2003; Vice President and Senior
                                                                            Counsel of Pioneer from July 2002
                                                                            to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the     Vice President-Fund Accounting,     None
                                              discretion of the Board       Administration and Controllership
                                                                            Services of Pioneer; and Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the     Deputy Treasurer of Pioneer since   None
                             Treasurer        discretion of the Board       2004 and Assistant Treasurer of
                                                                            all of the Pioneer Funds since
                                                                            November 2004; Treasurer and
                                                                            Senior Vice President, CDC IXIS
                                                                            Asset Management Services from
                                                                            2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the     Assistant Vice President-Fund       None
                             Treasurer        discretion of the Board       Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the     Fund Accounting Manager - Fund      None
                             Treasurer        discretion of the Board       Accounting, Administration and
                                                                            Controllership Services of
                                                                            Pioneer; and Assistant Treasurer
                                                                            of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the     Fund Administration Manager - Fund  None
(34)                         Treasurer        discretion of the Board       Accounting, Administration and
                                                                            Controllership Services since June
                                                                            2003 and Assistant Treasurer of
                                                                            all of the Pioneer Funds since
                                                                            September 2003; Assistant Vice
                                                                            President - Mutual Fund Operations
                                                                            of State Street Corporation from
                                                                            June 2002 to June 2003 (formerly
                                                                            Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Oak Ridge Large Cap Growth VCT Portfolio

------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                                                                                (continued)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TRUST OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                         POSITIONS HELD   LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                OTHER DIRECTORSHIPS
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE                DURING PAST FIVE YEARS              HELD BY THIS OFFICER
Teri W. Anderholm (48)   Chief            Since January 2007.               Chief Compliance Officer of         None
                         Compliance       Serves at the discretion of       Pioneer since December 2006 and of
                         Officer          the Board                         all the Pioneer Funds since
                                                                            January 2007; Vice President and
                                                                            Compliance Officer, MFS Investment
                                                                            Management (August 2005 to
                                                                            December 2006); Consultant,
                                                                            Fidelity Investments (February
                                                                            2005 to July 2005); Independent
                                                                            Consultant (July 1997 to February
                                                                            2005)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                                                                              29

[LOGO]PIONEER
      Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.



                                                                   18675-02-0208

                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                         PIONEER VARIABLE CONTRACTS TRUST
        Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares



                                                                   ANNUAL REPORT

                                                               December 31, 2007



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

  Portfolio and Performance Update                2

  Comparing Ongoing Portfolio Expenses            3

  Portfolio Management Discussion                 4

  Schedule of Investments                         6

  Financial Statements                            8

  Notes to Financial Statements                  13

  Report of Independent Registered Public
    Accounting Firm                              16

  Approval of Investment Advisory Agreement      17

  Trustees, Officers and Service Providers       20

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.


The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------


Portfolio Diversification
(As a percentage of total investment portfolio)
[THE FOLLOWING DATA IS REPRESENTED IN THE PRINTED MATERIAL AS A PIE CHART]

U.S. Common Stocks                       81.1%
Temporary Cash Investment                18.9%


Sector Distribution
(As a percentage of equity holdings)
[THE FOLLOWING DATA IS REPRESENTED IN THE PRINTED MATERIAL AS A PIE CHART]

Office                         17.6%
Regional Mall                  16.2%
Apartment                      14.9%
Industrial                     13.3%
Shopping Center                12.3%
Hotel                           7.1%
Health Care                     5.9%
Storage                         5.8%
Diversified                     5.8%
Triple Net Lease                1.1%


Five Largest Holdings
(As a percentage of equity holdings)

  1.      Simon DeBartolo
           Group, Inc.                  8.79%
  2.      Boston Properties, Inc.       6.34
  3.      Equity Residential
           Property Trust               5.64
  4.      Vornado Realty Trust          4.74
  5.      Public Storage, Inc.          4.71

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share     12/31/07     12/31/06
  Class I                     $ 23.49      $ 33.01
  Class II                    $ 23.45      $ 32.96


                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.4691       $  -              $ 3.3079
  Class II                  $ 0.3930       $  -              $ 3.3079

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Real Estate Shares VCT Portfolio at net asset value, compared to that of the Dow Jones Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.
[THE FOLLOWING DATA IS REPRESENTED IN THE PRINTED MATERIAL AS A LINE CHART]

            Pioneer Real Estate      Pioneer Real Estate       Dow Jones Wilshire
           Shares VCT Portfolio      Shares VCT Portfolio         Real Estate
                 Class I                   Class II             Securities Index
  12/97            10000                     10000                  10000
                 8257.04                      8126                   8105
  12/99          7995.09                      7786                   7748
                 10450.3                     10084                   9993
  12/01          11541.8                     10871                  10744
                 11849.1                     11147                  10989
  12/03          16242.5                     15020                  14775
                 21899.3                     20387                  20004
  12/05          24925.8                     23473                  22976
                 33818.3                     32117                  31358
  12/07          27845.2                     26051                  25369


The Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of real estate investment trusts (equity and hybrid) and real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             Class I       Class II*
10 Years      10.05%         9.76%
5 Years       18.51%        18.22%
1 Year       -18.88%       -19.09%

All total returns shown assume reinvestment of distributions at net asset value.
The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

* Class II shares commenced operations on August 1, 2000. The performance of Class II shares for the period prior to commencement of operations of Class II shares on August 1, 2000 is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.


Share Class                                         I               II
--------------------------------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $   876.50       $   875.37
       Expenses Paid During Period*            $     4.30       $     5.48

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for Class I and 1.16% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% return per year return before expenses, reflecting the period from July 1, 2007 through December 31, 2007.


Share Class                                         I               II
--------------------------------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $ 1,020.62       $ 1,019.36
       Expenses Paid During Period*            $     4.63       $     5.90

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for Class I and 1.16% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

After seven years of outperforming the major U.S. equity market indices, the U.S. real estate market concluded an extremely volatile 2007 in negative territory, posting its worst calendar year performance since 1998. While the decline was due in part to profit taking, real estate investment trusts (REITs)
- like the broader equity markets - came under significant pressure due to the fallout from the subprime mortgage crisis, as Portfolio Manager, Matthew Troxell of AEW Management and Advisors, L.P. explains in the following interview.

Q.   Why did the real estate sector reverse course in 2007?

A. Problems originally seen as contained within the U.S. subprime mortgage market generated more widespread credit concerns and an increased aversion to risk in 2007. The difficulties seemed to weigh particularly heavily on REITs, as higher financing costs resulted in a sharp decline in commercial real estate transactions, which, in turn, put downward pressure on valuations. Deteriorating credit conditions also heightened fears of a potential recession, which raised concerns over the outlook for underlying property fundamentals.

Q.   How did the Portfolio perform in 2007?

A. Reflecting the sector's weak performance, the Portfolio's Class I and II shares, respectively, posted total returns of -18.88% and -19.09%, respectively, for the 12 months ended December 31, 2007. The Portfolio's benchmark, the Dow Jones Wilshire Real Estate Securities Index, returned -17.66% for the same period. The Portfolio's underweighting in the healthcare sector relative to this benchmark was the primary cause of its underperformance. Healthcare REITs, which were just added to the benchmark last September, significantly outperformed the broader REIT market. The average return of the 61 funds in the Portfolio's Lipper category of real estate funds was -14.73% for 2007. Both stock selection and sector allocation had a negative impact on the Portfolio's performance relative to its peers.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   Which investments proved most disappointing in 2007?

A. On an absolute basis, top detractors to the Portfolio's performance in 2007 included Brandywine Realty Trust (office), Liberty Property Trust (diversified) and Developers Diversified Realty (shopping centers). Brandywine Realty Trust declined because of concerns about the company's suburban market exposure, particularly in Philadelphia, which could potentially come under increasing pressure from slowing job growth and a weakening economy. Liberty Property Trust suffered due to unease over the company's acquisition of Republic Property Trust, a public office REIT focused on owning and developing office properties in the Washington, D.C. area, at peak pricing. Developers Diversified lagged in response to fears about credit markets and consumer spending and their impact on the company's robust development pipeline. We continue to believe these companies represent solid values relative to their peers and maintained the Portfolio's overweight positions in all three stocks.

A Word About Risk:

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. Could you mention some of the holdings that contributed positively to the Portfolio's performance in 2007?

A. On an absolute basis, top individual contributors to the Portfolio's performance during 2007 included Hilton Hotels and Spirit Finance, as well as Nationwide Health Properties. Hilton Hotels and Spirit Finance benefited from their announcements that they were being acquired at a significant premium to their respective share prices. Nationwide Health Properties' solid performance in 2007 was due in part to management's ability to continue finding attractive acquisitions and adjusting its earnings estimates upwards accordingly.

Q. Given the correction, have the fundamentals in the different property sectors changed materially in your opinion?

A. Despite evidence of a slowing economy, the underlying fundamentals for the major property sectors remain generally stable, though some softness is emerging in scattered sectors and locations - particularly those most affected by the housing market downturn. In the retail sector, supply growth remains in check, and property occupancies are generally strong and above their long-term averages, although vacancies did creep higher in 2007. Within the industrial sector, fundamentals have remained steady with occupancy rates edging up very slightly over 2007.

     Conditions in the apartment sector have been impacted, both negatively and positively, by troubles in the single-family housing sector. Rising foreclosures and stricter underwriting standards are forcing some home buyers and would-be buyers to become renters, while rentals of investor-owned homes and condominiums are providing housing alternatives to would-be-renters. These conditions are likely to persist as we head into the first half of 2008. In the hotel sector, occupancies were down slightly during the fourth quarter of 2007, although room rates were still more than 5% above comparable year-earlier levels - contributing to relatively strong revenues per available room growth.

Q.   What is your outlook for 2008?

A. As 2008 began, REITs were trading at more than a 20% discount to underlying net asset values. We view this as an opportune time to find real estate investments for the Portfolio that are mispriced relative to their peers. It is our belief that these mispriced securities represent the greatest relative value and strongest price appreciation potential, as well as lower downside risk.



     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------


     Shares                                                       Value
              COMMON STOCKS - 98.3%
              Consumer Services - 2.3%
              Hotels, Resorts & Cruise Lines - 2.3%
     39,000   Starwood Hotels & Resorts                   $   1,717,170
                                                          -------------
              Total Consumer Services                     $   1,717,170
                                                          -------------
              Real Estate - 94.9%
              Diversified Real Estate Investment
              Trusts - 8.4%
     69,000   Liberty Property Trust (b)                  $   1,987,890
     14,000   PS Business Parks, Inc.                           735,700
     39,000   Vornado Realty Trust                            3,430,050
                                                          -------------
                                                          $   6,153,640
                                                          -------------
              Industrial Real Estate Investment
              Trusts - 10.0%
     36,000   AMB Property Corp.                          $   2,072,160
    161,000   DCT Industrial Trust, Inc.                      1,498,910
     34,000   First Potomac Realty Trust                        587,860
     42,500   ProLogis Trust                                  2,693,650
     28,100   Teradata Corp.                                    550,760
                                                          -------------
                                                          $   7,403,340
                                                          -------------
              Mortgage Real Estate Investment
              Trusts - 1.1%
     32,000   iStar Financial, Inc. (b)                   $     833,600
                                                          -------------
              Office Real Estate Investment
              Trusts - 14.5%
     32,400   BioMed Property Trust, Inc.                 $     750,708
     50,000   Boston Properties, Inc. (b)                     4,590,500
     60,000   Brandywine Realty Trust                         1,075,800
     34,200   Corporate Office Properties                     1,077,300
     14,000   Digital Realty Trust, Inc.                        537,180
     20,500   Highwoods Properties, Inc.                        602,290
    100,000   HRPT Properties Trust                             773,000
     23,000   Kilroy Realty Corp.                             1,264,080
                                                          -------------
                                                          $  10,670,858
                                                          -------------
              Real Estate Management &
              Development - 3.1%
    120,000   Brookfield Properties Corp. (b)             $   2,310,000
                                                          -------------
              Residential Real Estate Investment
              Trusts - 14.6%
     36,500   Apartment Investment &
              Management Co. (b)                          $   1,267,645
     28,000   AvalonBay Communities, Inc.                     2,635,920
     40,400   Camden Property Trust (b)                       1,945,260
    112,000   Equity Residential Property Trust               4,084,640
      6,700   Home Properties, Inc. (b)                         300,495
     25,800   United Dominion Realty Trust                      512,130
                                                          -------------
                                                          $  10,746,090
                                                          -------------


     Shares                                                       Value
              Retail Real Estate Investment
              Trusts - 28.1%
     37,900   Cedar Shopping Centers, Inc.                $     387,717
     65,200   Developers Diversified Realty Corp. (b)         2,496,508
     25,600   Federal Realty Investment Trust (b)             2,103,040
     34,000   General Growth Property Tlb SC                  1,400,120
     35,300   Kimco Realty Corp.                              1,284,920
     15,500   Kite Realty Group Trust                           236,685
     37,500   Regency Centers Corp.                           2,418,375
     73,300   Simon DeBartolo Group, Inc.                     6,366,838
     28,700   Taubman Centers, Inc.                           1,411,753
     36,000   The Macerich Co.                                2,558,160
                                                          -------------
                                                          $  20,664,116
                                                          -------------
              Specialized Real Estate Investment
              Trust's - 15.1%
     72,800   Ashford Hospitality Trust                   $     523,432
     55,000   Extra Space Storage, Inc.                         785,950
      9,500   Hospitality Properties Trust                      306,090
    154,700   Host Hotels & Resorts, Inc. (b)                 2,636,088
     71,300   Nationwide Health Properties, Inc. (b)          2,236,681
     75,700   Omega Healthcare Investors                      1,214,985
     46,500   Public Storage, Inc.                            3,413,565
                                                          -------------
                                                          $  11,116,791
                                                          -------------
              Total Real Estate                           $  69,898,435
                                                          -------------
              Telecommunication Services - 1.1%
              Integrated Telecommunication
              Services - 1.1%
     23,000   Health Care Properties Invest, Inc. (b)     $     799,940
                                                          -------------
              Total Telecommunication Services            $     799,940
                                                          -------------
              TOTAL COMMON STOCKS
              (Cost $51,776,827)                          $  72,415,545
                                                          -------------
              TEMPORARY CASH INVESTMENT - 22.9%
              Security Lending Collateral - 22.9%
 16,874,427   Securities Lending Investment
              Fund, 5.19%                                 $  16,874,427
                                                          -------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $16,874,427)                          $  16,874,427
                                                          -------------
              TOTAL INVESTMENT IN SECURITIES - 121.2%
              (Cost $68,651,254)(a)                       $  89,289,972
                                                          -------------
              OTHER ASSETS AND
              LIABILITIES - (21.2)%                       $ (15,649,134)
                                                          -------------
              TOTAL NET ASSETS - 100.0%                   $  73,640,838
                                                          =============


6     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


*    Non-income producing security.
(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $68,888,985 was as follows:


     Aggregate gross unrealized gain for all investments in which
           there is an excess of value over tax cost                 $23,756,047
     Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                   (3,355,060)
                                                                     -----------
       Net unrealized gain                                           $20,400,987
                                                                     ===========

(b)  At December 31, 2007, the following securities were out on loan:


     Shares   Description                                    Value
  25,344      Apartment Investment & Management Co.     $   880,197
  21,000      Boston Properties, Inc.                     1,928,010
 106,863      Brookfield Properties Corp.                 2,057,113
  11,600      Camden Property Trust                         558,540
  60,368      Developers Diversified Realty Corp.         2,311,491
  15,400      Federal Realty Investment Trust             1,265,110
   6,336      Health Care Properties Invest, Inc.           220,366
   6,633      Home Properties, Inc.                         297,490
 152,430      Host Hotels & Resorts, Inc.                 2,597,407
  31,086      iStar Financial, Inc.                         809,790
  68,310      Liberty Property Trust                      1,968,011
  51,587      Nationwide Health Properties, Inc.          1,618,284
                                                        -----------
              Total                                     $16,511,809
                                                        ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $15,649,160 and $38,669,234, respectively.


The accompanying notes are an integral part of these financial statements.     7

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year          Year         Year         Year          Year
                                                                Ended          Ended        Ended        Ended        Ended
Class I                                                        12/31/07      12/31/06     12/31/05     12/31/04      12/31/03
Net asset value, beginning of period                          $  33.01       $ 26.13      $ 24.30      $ 18.57       $ 14.47
                                                              --------       -------      -------      -------       -------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.55       $  0.45      $  0.43      $  0.52       $  0.74
 Net realized and unrealized gain (loss) on investments          (6.29)         8.70         3.10         5.99          4.16
                                                              --------       -------      -------      -------       -------
    Net increase (decrease) from investment operations        $  (5.74)      $  9.15      $  3.53      $  6.51       $  4.90
Distributions to shareowners:
 Net investment income                                           (0.47)       ( 0.39)      ( 0.39)      ( 0.45)       ( 0.64)
 Net realized gain                                               (3.31)       ( 1.88)      ( 1.31)      ( 0.33)           --
 Tax return of capital                                              --            --           --           --        ( 0.16)
                                                              --------       -------      -------      -------       -------
 Net increase (decrease) in net asset value                   $  (9.52)      $  6.88      $  1.83      $  5.73       $  4.10
                                                              --------       -------      -------      -------       -------
 Net asset value, end of period                               $  23.49       $ 33.01      $ 26.13      $ 24.30       $ 18.57
                                                              ========       =======      =======      =======       =======
Total return*                                                   (18.88)%       36.82%       15.13%       35.74%        34.75%
Ratio of net expenses to average net assets+                      0.91%         0.91%        0.94%        0.98%         1.03%
Ratio of net investment income to average net assets+             1.65%         1.43%        1.65%        2.41%         4.49%
Portfolio turnover rate                                             15%           18%          12%          35%           20%
Net assets, end of period (in thousands)                      $ 19,636       $34,597      $32,086      $36,447       $31,891

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.



8     The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                 Year          Year         Year         Year          Year
                                                                Ended          Ended        Ended        Ended        Ended
Class II                                                       12/31/07      12/31/06     12/31/05     12/31/04      12/31/03
Net asset value, beginning of period                          $  32.96       $ 26.09      $ 24.26      $ 18.55       $ 14.45
                                                              --------       -------      -------      -------       -------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.46       $  0.36      $  0.36      $  0.44       $  0.68
 Net realized and unrealized gain (loss) on investments         ( 6.27)        8.70         3.11         6.00          4.18
                                                              --------       -------      -------      -------       -------
    Net increase (decrease) from investment operations        $  (5.81)      $  9.06      $  3.47      $  6.44       $  4.86
Distributions to shareowners:
 Net investment income                                          ( 0.39)       ( 0.31)      ( 0.33)      ( 0.40)       ( 0.56)
 Net realized gain                                              ( 3.31)       ( 1.88)      ( 1.31)      ( 0.33)           --
 Tax return of capital                                              --            --           --           --        ( 0.20)
                                                              --------       -------      -------      -------       -------
 Net increase (decrease) in net asset value                   $  (9.51)      $  6.87      $  1.83      $  5.71       $  4.10
                                                              --------       -------      -------      -------       -------
 Net asset value, end of period                               $  23.45       $ 32.96      $ 26.09      $ 24.26       $ 18.55
                                                              ========       =======      =======      =======       =======
Total return*                                                   (19.09)%       36.48%       14.86%       35.39%        34.45%
Ratio of net expenses to average net assets+                      1.16%         1.16%        1.18%        1.23%         1.28%
Ratio of net investment income to average net assets+             1.44%         1.22%        1.46%        2.20%         4.26%
Portfolio turnover rate                                             15%           18%          12%          35%           20%
Net assets, end of period (in thousands)                      $ 54,005       $85,175      $67,383      $61,799       $39,892

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


The accompanying notes are an integral part of these financial statements.     9

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------


ASSETS:
 Investment in securities, at value (including securities loaned of $16,511,809) (cost $68,651,254)         $ 89,289,972
 Cash                                                                                                            640,609
 Receivables --
  Investment securities sold                                                                                      67,045
  Fund shares sold                                                                                                29,845
  Dividends and interest                                                                                         845,721
 Other                                                                                                             1,500
                                                                                                            ------------
  Total assets                                                                                              $ 90,874,692
                                                                                                            ------------
LIABILITIES:
 Payables --
  Investment securities purchased                                                                           $    191,066
  Fund shares repurchased                                                                                        100,519
  Upon return of securities loaned                                                                            16,874,427
 Due to affiliates                                                                                                10,076
 Accrued expenses                                                                                                 57,766
                                                                                                            ------------
  Total liabilities                                                                                         $ 17,233,854
                                                                                                            ------------
NET ASSETS:
 Paid-in capital                                                                                            $ 36,277,910
 Undistributed net investment income                                                                             336,091
 Accumulated net realized gain on investments                                                                 16,388,119
 Net unrealized gain on investments                                                                           20,638,718
                                                                                                            ------------
  Total net assets                                                                                          $ 73,640,838
                                                                                                            ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class I (based on $19,635,857/835,836 shares)                                                             $      23.49
                                                                                                            ------------
  Class II (based on $54,004,981/2,302,827shares)                                                           $      23.45
                                                                                                            ------------

10    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $11,938)      $2,582,693
 Interest                                                      70,613
 Income from securities loaned, net                            30,791
                                                           ----------
  Total investment income                                                   $   2,684,097
                                                                            -------------
EXPENSES:
 Management fees                                           $  828,329
 Transfer agent fees and expenses
  Class I                                                       1,442
  Class II                                                      1,435
 Distribution fees
  Class II                                                    187,492
 Administrative fees                                           23,297
 Custodian fees                                                25,751
 Professional fees                                             42,919
 Printing expense                                              10,961
 Fees and expenses of nonaffiliated trustees                    6,826
 Miscellaneous                                                  3,254
                                                           ----------
  Total expenses                                                            $   1,131,706
                                                                            -------------
   Net investment income                                                    $   1,552,391
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                           $  17,723,011
                                                                            -------------
 Change in net unrealized gain on investments                               $ (38,266,788)
                                                                            -------------
 Net loss on investments                                                    $ (20,543,777)
                                                                            =============
 Net decrease in net assets resulting from operations                       $ (18,991,386)
                                                                            =============

The accompanying notes are an integral part of these financial statements.    11

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/07, respectively


                                                                                   Year               Year
                                                                                   Ended             Ended
                                                                                 12/31/07           12/31/06
FROM OPERATIONS:
Net investment income                                                         $   1,552,391      $   1,390,030
Net realized gain on investments                                                 17,723,011         11,231,265
Change in net unrealized gain (loss) on investments                             (38,266,788)        20,961,544
                                                                              -------------      -------------
  Net increase (decrease) in net assets resulting from operations             $ (18,991,386)     $  33,582,839
                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class I ($0.47 and $0.39 per share, respectively)                           $    (423,910)     $    (424,329)
  Class II ($0.39 and $0.31 per share, respectively)                               (945,970)          (782,250)
Net realized gain:
  Class I ($3.31 and $1.88 per share, respectively)                              (2,997,064)        (2,014,498)
  Class II ($3.31 and $1.88 per share, respectively)                             (8,014,140)        (4,599,374)
                                                                              -------------      -------------
    Total distributions to shareowners                                        $ (12,381,084)     $  (7,820,451)
                                                                              -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $   9,530,034      $  12,816,525
Reinvestment of distributions                                                    12,381,084          7,820,451
Cost of shares repurchased                                                      (36,669,805)       (26,096,623)
                                                                              -------------      -------------
  Net decrease in net assets resulting from Portfolio share transactions      $ (14,758,687)     $  (5,459,647)
                                                                              -------------      -------------
  Net increase (decrease) in net assets                                       $ (46,131,157)     $  20,302,741
NET ASSETS:
Beginning of year                                                               119,771,995         99,469,254
                                                                              -------------      -------------
End of year                                                                   $  73,640,838      $ 119,771,995
                                                                              =============      =============
Undistributed net investment income, end of year                              $     336,091      $     296,814
                                                                              =============      =============


                                   '07 Shares       '07 Amount       '06 Shares       '06 Amount
CLASS I
Shares sold                           32,324      $   1,017,503         84,036      $   2,506,439
Reinvestment of distributions        123,829          3,420,974         87,715          2,438,826
Less shares repurchased             (368,242)       (10,959,525)      (351,719)       (10,297,594)
                                    --------      -------------       --------      -------------
  Net decrease                      (212,089)     $  (6,521,048)      (179,968)     $  (5,352,329)
                                    ========      =============       ========      =============
CLASS II
Shares sold                          271,292      $   8,512,531        347,079      $  10,310,086
Reinvestment of distributions        325,278          8,960,110        194,162          5,381,625
Less shares repurchased             (878,052)       (25,710,280)      (540,124)       (15,799,029)
                                    --------      -------------       --------      -------------
  Net increase (decrease)           (281,482)     $  (8,237,639)         1,117      $    (107,318)
                                    ========      =============       ========      =============

12    The accompanying notes are an integral part of these financial statements.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Real Estate Shares VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Because the Portfolio invests a substantial portion of its assets in real estate investment trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and return of capital distributions may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation

     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

     actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the statement of operations.

     At December 31, 2007, the Portfolio has reclassified $143,234 to decrease undistributed net investment income, $125,694 to increase accumulated net realized gain on investments and $17,540 to increase paid in capital to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

     The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                       2007             2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                  $  1,406,494     $ 1,218,324
 Long-Term capital gain             10,974,590       6,602,127
                                  ------------     -----------
  Total distributions             $ 12,381,084     $ 7,820,451
                                  ============     ===========
 Distributable Earnings:
 Undistributed long-term gain     $ 16,625,850
 REIT Dividend Payable                 336,091
 Unrealized appreciation            20,400,987
                                  ------------
  Total                           $ 37,362,928
                                  ============
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees for Class II Shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income,

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

     common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

E.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

F.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,934 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,044 in transfer agent fees payable to PIMSS at December 31, 2007.

4. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,098 in distribution fees payable to PFD at December 31, 2007.

5. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Real Estate Shares VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                        /s/Ernst & Young


Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. PIM has retained AEW Management and Advisors, L.P. to serve as the sub-adviser to the Portfolio pursuant to a sub-advisory agreement between PIM and the sub-adviser. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement and sub-advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory and sub-advisory agreements for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM and the sub-adviser in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM and the sub-adviser. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM and the sub-adviser, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement and the sub-advisory agreement for another year.

In considering the continuation of the investment advisory agreement and the sub-advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreements.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM and the sub-adviser to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement and the sub-advisory agreement. The Trustees also reviewed the sub-adviser's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the sub-adviser and the personnel of PIM and the sub-adviser who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers (including the sub-adviser) and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM and the sub-adviser to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Portfolio's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees also considered that

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

PIM, not the Portfolio, paid the sub-adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fee under the sub-advisory agreement and the portion of the fee under the investment advisory agreement retained by PIM.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by the sub-adviser to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the sub-advisory agreement for the Portfolio, the sub-adviser performs additional services for the Portfolio that it does not provide to those other clients, including regulatory compliance and other services. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to PIM, as well as the fees payable by PIM to the sub-adviser of the Portfolio, were reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the sub-adviser and the investment performance of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would be in the third quintile relative to the peer group at higher asset levels. The Trustees also considered the relatively small size of the Portfolio compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to each of PIM and the sub-adviser from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds. The Trustees further considered the intangible benefits to each of PIM and the sub-adviser by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between each of PIM and the sub-adviser and the Portfolio.

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of each of the investment advisory agreement between PIM and the Portfolio and the sub-advisory agreement between PIM and the sub-adviser, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of each of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------
Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The Board of Trustees provides broad supervision over the Portfolio's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock) serves as a trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The statement of additional information provides more detailed information regarding the Trustees and Officers and is available upon request, without charge, by calling 1-800-225-6292.
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   None

*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
----------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(60)                                        until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (64)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - present); Partner, Federal
                           City Capital Advisors (boutique merchant bank) (1997 to 2004); and
                           Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                           based mortgage trading company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC (international financial advisory firm)
----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice-President and Corporate Secretary, The Winthrop
(60)                       Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
----------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive Vice President, The
                           Bank of New York (financial and securities services) (1986 - 2004)
----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
----------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment firm)
----------------------------------------------------------------------------------------------------------

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)         Director of The Enterprise Social Investment
                           Company (privately-held affordable housing
                           finance company); and Director of New York
                           Mortgage Trust (publicly traded mortgage
                           REIT)
--------------------------------------------------------------------------------
Mary K. Bush (59)          Director of Brady Corporation (industrial
                           identification and specialty coated material
                           products manufacturer); Director of Briggs
                           & Stratton Co. (engine manufacturer);
                           Director of UAL Corporation (airline holding
                           company) Director of Mantech International
                           Corporation (national security, defense, and
                           intelligence technology firm): and Member,
                           Board of Governors, Investment Company
                           Institute
--------------------------------------------------------------------------------
Margaret B.W. Graham       None
(60)
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Director of Quadriserv Inc. (technology
                           products for securities lending industry)
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
John Winthrop (71)         None
--------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves
                             President        at the discretion of the
                                              Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan       Assistant        Since 2003. Serves at the
 (34)                        Treasurer        discretion of the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Daniel K. Kingsbury (49)     Director, CEO and President of Pioneer Investment Management USA Inc.,
                             Pioneer Investment Management, Inc. and Pioneer Institutional Asset
                             Management, Inc. (since March 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of Pioneer Global Asset
                             Management S.p.A. (since March 2007); Head of New Markets Division,
                             Pioneer Global Asset Management S.p.A. (2000 - 2007)
----------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
----------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and Assistant
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
----------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President-Fund Accounting, Administration and Controllership Services
                             of Pioneer; and Treasurer of all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004; Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to 2003
----------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President-Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
----------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
----------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan       Fund Administration Manager - Fund Accounting, Administration and
 (34)                        Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
----------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     None
---------------------------------------------------------------------
Dorothy E. Bourassa (59)     None
---------------------------------------------------------------------
Christopher J. Kelley (43)   None
---------------------------------------------------------------------
Vincent Nave (62)            None
---------------------------------------------------------------------
Mark E. Bradley (48)         None
---------------------------------------------------------------------
Luis I. Presutti (42)        None
---------------------------------------------------------------------
Gary Sullivan (49)           None
---------------------------------------------------------------------
Katherine Kim Sullivan       None
 (34)
---------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------



                         POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE
Teri W. Anderholm (48)   Chief            Since January 2007.
----------------------------------------------------------------------------------------------------
                         Compliance       Serves at the discretion of
                         Officer          the Board
----------------------------------------------------------------------------------------------------


NAME AND AGE             PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Teri W. Anderholm (48)   Chief Compliance Officer of Pioneer since December 2006 and of all the
                         Pioneer Funds since January 2007; Vice President and Compliance Officer,
                         MFS Investment Management (August 2005 to December 2006);
                         Consultant, Fidelity Investments (February 2005 to July 2005);
                         Independent Consultant (July 1997 to February 2005)
----------------------------------------------------------------------------------------------------

NAME AND AGE             OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Teri W. Anderholm (48)   None
----------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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28

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              29

[LOGO] PIONEER
       Investments(R)



Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18653-02-0208


                                                            [LOGO]PIONEER
                                                                  Investments(R)





                                                PIONEER VARIABLE CONTRACTS TRUST

                  Pioneer Small Cap Value VCT Portfolio -- Class I and II Shares





                                                                   ANNUAL REPORT

                                                               December 31, 2007



Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------


Pioneer Small Cap Value VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     6

  Financial Statements                                                       10

  Notes to Financial Statements                                              15

  Report of Independent Registered Public  Accounting Firm                   20

  Approval of Investment Advisory Agreement                                  21

  Trustees, Officers and Service Providers                                   23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                              84.2%
Temporary Cash Investment                       11.1%
Exchange Traded Funds                            2.7%
Depositary Receipts for International Stocks     1.3%
International Common Stocks                      0.7%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                          20.2%
Industrials                                     16.4%
Financials                                      16.2%
Consumer Discretionary                          13.2%
Health Care                                     12.3%
Energy                                           7.2%
Materials                                        6.0%
Utilities                                        3.4%
Consumer Staples                                 3.3%
Telecommunication Services                       1.8%

Five Largest Holdings
(As a percentage of equity holdings)

  1.      Southwestern Energy Co.               1.37%
  2.      Interactive Data Corp.                1.36
  3.      Thoratec Corp.                        1.27
  4.      Genlyte Group, Inc.                   1.26
  5.      Federated Investors, Inc.             1.24

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  12/31/07          12/31/06
  Class I                                  $12.97            $17.92
  Class II                                 $12.82            $17.76

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
  Class I                   $0.1254        $0.2379           $3.8676
  Class II                  $0.0884        $0.2379           $3.8676

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Small Cap Value VCT Portfolio at net asset value, compared to that of the Russell 2000 Value Index and the Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                             Pioneer Small     Pioneer Small
                                               Cap Value         Cap Value
            Russell 2000     Russell 2000    VCT Portfolio,    VCT Portfolio,
             Value Index         Index          Class I           Class II
11/01            10000             10000         10000             10000
12/01          10612.3           10617.2         10574             10572
12/02          9399.79           8442.44          8979              8955
12/03          13726.3           12431.8         12160             12088
12/04          16779.8           14710.5         14611             14492
12/05          17569.7           15380.4         16275             16101
12/06          21694.9           18205.3         18624             18378
12/07          19573.8           17920.3         17328             17058

The Russell 2000 Index measures the performance of U.S. small-cap stocks. The Russell 2000 Value Index measures the performance of U.S. small-cap value stocks. The Russell 2000 Value Index is now the Portfolio's secondary benchmark index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                                        Class I                   Class II
--------------------------------------------------------------------------------
Life-of-Class#
(11/8/01)                                 9.85%                     9.57%
5 Years                                  14.05%                    13.76%
1 Year                                   -6.96%                    -7.18%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

# Inception date of the Portfolio's Class I shares. Class II shares commenced operations on May 1, 2003. The performance of Class II shares for the period prior to the commencement of operations of Class II on May 1, 2003, is based on the performance of the Portfolio's Class I shares, reduced to reflect the higher distribution fee of Class II shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/07       $1,000.00       $1,000.00
       Ending Account Value on 12/31/07        $  881.14       $  879.89
       Expenses Paid During Period*            $    4.50       $    5.69

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.95% for Class I shares and 1.20% for Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small Cap Value VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

       Share Class                                 I              II
       -----------------------------------------------------------------
       Beginning Account Value on 7/1/07       $1,000.00       $1,000.00
       Ending Account Value on 12/31/07        $1,020.42       $1,019.16
       Expenses Paid During Period*            $    4.84       $    6.11

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 0.95% for Class I shares and 1.20% for Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

U.S. stocks rallied through the first half of 2007, but the equity market became increasingly volatile in the second half of the year as problems in the credit markets dominated investor sentiment. Small-cap value stocks were particularly hard-hit in the closing months of the year. In the following interview, Peter Wiley and Scott Zilora discuss the factors that influenced the Portfolio's performance during the 12 months ending December 31, 2007. They are members of the investment team responsible for the day-to-day management of Small Cap Value VCT Portfolio.

Q: How did the Portfolio perform during the 12 months ended
   December 31, 2007?

A: Pioneer Small Cap Value VCT Portfolio Class I shares had a total return of
   -6.96% over 12 months, and Class II shares returned -7.18%. During the same period, the Portfolio's primary benchmark, the Russell 2000 Index, returned -1.57%, while the Russell 2000 Value Index returned -9.78%. In addition, the average return of the 43 variable annuity portfolios in Lipper's Small Cap Value category was -6.61% for the 12 months.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the primary factors that affected the Portfolio's performance during 2007?

A: Stocks began 2007 by maintaining the upward momentum of the previous year, as valuations generally rose on the back of healthy corporate earnings improvements. However, by spring, problems in the subprime mortgage industry began to raise concerns about the credit markets generally, creating increasing volatility in both the fixed-income and equity markets. For the remainder of the year, concerns grew as investors pondered the general economic effects of tightening credit conditions, declining home values and rising energy prices. Although the U.S. Federal Reserve Board (the Fed) injected additional liquidity into the financial system to stabilize the markets, volatility rose in the closing weeks of the year.

Q: What types of investments most helped the Portfolio's performance during the year?

A: The Portfolio particularly benefited from good results from its energy, financials and consumer discretionary holdings. Stock selection was the critical factor in the solid returns within the energy sector. Shares of Southwest Energy, a Texas-based integrated energy company focusing primarily on natural gas exploration and production, gained on widening recognition of the potential of its discoveries in Arkansas. At the same time Gulfmark Offshore, which provides field services to offshore drilling operations, benefited as rising oil prices resulted in increasing drilling activity.

   Stock selection also supported healthy returns in the financials sector. As we saw problems develop in the credit markets, we focused on conservatively run companies with no exposure to subprime mortgages and only limited exposure to the real estate market. We particularly looked for opportunities in regions with limited potential vulnerability to subprime and real estate problems. City National, a Los Angeles-based banking corporation, performed well as it focused on the relatively affluent market in the Hollywood area. Sterling Bancshares, a Houston, Texas-based institution, meanwhile performed well as the real estate market and general economy of Texas held up despite the national problems. We also took profits from our investment in Chittenden Bank, a Vermont-based institution that was to be acquired by a Connecticut Bank.

A Word About Risk:

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   In the consumer discretionary sector, we had strong performance from several selections, including: sunglass producer Oakley, adult education company DeVry; and IDC, a marketing research and information company. We sold the position in Oakley when its price rose in anticipation of its acquisition by Luxottica, an Italian eye products company (not a Portfolio holding). Both Devry and IDC benefited from solid earnings gains. Also helping results were our timely trades of shares of Scientific Games, which designs lottery games, including "scratch tickets." We invested in the company after its shares declined, then sold the position after the stock rebounded.

Q: Where were the greatest disappointments for the Portfolio during the year?

A: Several holdings underperformed as investors became more interested in growth prospects and less interested in stock valuation - which is an important criterion in our investment discipline. In the biotechnology group, Vertex Pharmaceuticals declined as it faced new competition for its key hepatitis drug, while LCA-Vision lagged because of slowing sales at its Lasik eyecare centers and because of company restatements of its financial records. Relative performance also suffered because of our lack of exposure to several stronger-performing biotechnology companies. Elsewhere in the health care sector, we had disappointing results from LHC Group, which declined because of concerns about reduced Medicare reimbursement rates, and from Merit Medical Systems, a producer of a wide range of medical devices, which fell early in the year.

   In the information technology sector, two holdings were particular disappointments: Chordiant Software and Sonic Solutions. Chordiant declined because of weak earnings and fears about reduced revenues from its business providing software products and services to financials institutions. Sonic Solutions, which develops products for the digital media, including DVD-related products, came under scrutiny after it failed to file financial reports on time and encountered questions about its treatment of stock options.

Q: What is your outlook?

A: We believe weakening real estate prices may erode consumer confidence and undermine spending, especially as consumers face new credit problems and rising energy bills. Any significant slowing in consumer spending could contribute to the general economy's deceleration. At the same time, we see few catalysts to reinvigorate the economy's growth.

   In a slowing economy, we think investors may turn to reasonably valued companies with good growth prospects, which our discipline is designed to find. We believe that value investing has shown itself to be rewarding long-term strategy. We intend to hold to our discipline, focusing on reasonably-priced companies with the potential to grow consistently.



   Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

      Shares                                                 Value
                   COMMON STOCKS - 95.2%
                   Energy - 7.1%
                   Coal & Consumable Fuels - 1.0%
      16,200       Arch Coal, Inc.                      $  727,866
                                                        ----------
                   Oil & Gas Equipment & Services - 2.5%
      27,500       Basic Energy Services, Inc.*         $  603,625
      12,228       Gulfmark Offshore, Inc.*                572,148
      37,311       Key Energy Services, Inc.*              536,905
                                                        ----------
                                                        $1,712,678
                                                        ----------
                   Oil & Gas Exploration & Production - 3.6%
      16,626       Forest Oil Corp.*                    $  845,266
      16,634       Penn Virginia Corp.                     725,741
      16,790       Southwestern Energy Co.*                935,539
                                                        ----------
                                                        $2,506,546
                                                        ----------
                   Total Energy                         $4,947,090
                                                        ----------
                   Materials - 5.9%
                   Construction Materials - 0.9%
       9,400       Texas Industries, Inc. (b)           $  658,940
                                                        ----------
                   Diversified Chemical - 1.4%
      37,600       Hercules, Inc.                       $  727,560
       7,400       Rockwood Holdings, Inc.*                245,828
                                                        ----------
                                                        $  973,388
                                                        ----------
                   Metal & Glass Containers - 1.1%
      18,700       AptarGroup, Inc.                     $  765,017
                                                        ----------
                   Specialty Chemicals - 0.9%
      22,600       H.B. Fuller Co.                      $  507,370
       7,000       Zep, Inc.*                               97,090
                                                        ----------
                                                        $  604,460
                                                        ----------
                   Steel - 1.6%
      14,900       Commercial Metals Co.                $  438,805
      11,600       Steel Dynamics, Inc.                    691,012
                                                        ----------
                                                        $1,129,817
                                                        ----------
                   Total Materials                      $4,131,622
                                                        ----------
                   Capital Goods - 12.6%
                   Aerospace & Defense - 0.7%
       8,900       Teledyne Technologies, Inc.*         $  474,637
                                                        ----------
                   Construction & Engineering - 0.8%
      13,500       Perini Corp.*                        $  559,170
                                                        ----------
                   Construction, Farm Machinery &
                   Heavy Trucks - 2.5%
      11,800       Astec Industries, Inc.*              $  438,842
      12,200       Cascade Corp.                           566,812
      13,100       The Toro Co. (b)                        713,164
                                                        ----------
                                                        $1,718,818
                                                        ----------
                   Electrical Component & Equipment - 2.1%
      14,100       Acuity Brands, Inc.                  $  634,500
       9,100       Genlyte Group, Inc.*                    866,320
                                                        ----------
                                                        $1,500,820
                                                        ----------

      Shares                                                 Value
                   Industrial Conglomerates - 0.8%
      62,900       Cardiome Pharma Corp.*(b)            $  561,068
                                                        ----------
                   Industrial Machinery - 5.7%
      14,600       Applied Power, Inc.*                 $  496,546
      10,800       Barnes Group, Inc.                      360,612
      13,000       Crane Co.                               557,700
      20,600       Enpro Industries, Inc.*                 631,390
      17,900       Gardner Denver, Inc.*                   590,700
      14,100       Kaydon Corp.                            769,014
      10,400       L.B. Foster Co.*                        537,992
                                                        ----------
                                                        $3,943,954
                                                        ----------
                   Total Capital Goods                  $8,758,467
                                                        ----------
                   Commercial Services & Supplies - 3.5%
                   Commercial Printing - 0.6%
       8,400       Consolidated Graphics, Inc.*         $  401,688
                                                        ----------
                   Human Resource & Employment Services - 0.5%
      25,800       TrueBlue, Inc.*                      $  373,584
                                                        ----------
                   Office Services & Supplies - 2.4%
      25,900       American Reprographics Co.*(b)       $  426,832
      22,500       Knoll, Inc.                             369,675
      17,300       Miller (Herman), Inc.                   560,347
       7,400       United Stationers, Inc.*                341,954
                                                        ----------
                                                        $1,698,808
                                                        ----------
                   Total Commercial Services
                   & Supplies                           $2,474,080
                                                        ----------
                   Automobiles & Components - 0.4%
                   Auto Parts & Equipment - 0.4%
      14,100       American Axle & Manufacturing
                   Holdings, Inc.                       $  262,542
                                                        ----------
                   Total Automobiles & Components       $  262,542
                                                        ----------
                   Consumer Durables & Apparel - 5.9%
                   Apparel, Accessories & Luxury Goods - 1.4%
       7,800       Columbia Sportswear Co. (b)          $  343,902
      10,600       Movado Group, Inc.                      268,074
       8,900       Phillips-Van Heusen Corp.               328,054
                                                        ----------
                                                        $  940,030
                                                        ----------
                   Footwear - 1.1%
      21,000       Iconix Brand Group, Inc.*            $  412,860
      15,000       Wolverine World Wide, Inc.              367,800
                                                        ----------
                                                        $  780,660
                                                        ----------
                   Household Appliances - 0.9%
      13,700       Snap-On, Inc.                        $  660,888
                                                        ----------
                   Housewares & Specialties - 1.7%
      18,441       Jarden Corp.*                        $  435,392
      21,900       Tupperware Brands Corp.                 723,357
                                                        ----------
                                                        $1,158,749
                                                        ----------


6  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                    Value
                   Leisure Products - 0.8%
      31,300       Callaway Golf Co.                       $  545,559
                                                           ----------
                   Total Consumer Durables & Apparel       $4,085,886
                                                           ----------
                   Consumer Services - 1.5%
                   Casinos & Gaming - 0.9%
      27,600       Pinnacle Entertainment, Inc.*           $  650,256
                                                           ----------
                   Education Services - 0.6%
       7,400       DeVry, Inc.                             $  384,504
                                                           ----------
                   Total Consumer Services                 $1,034,760
                                                           ----------
                   Media - 2.4%
                   Publishing - 2.4%
      28,200       Interactive Data Corp.                  $  930,882
      13,000       Meredith Corp.                             714,740
                                                           ----------
                                                           $1,645,622
                                                           ----------
                   Total Media                             $1,645,622
                                                           ----------
                   Retailing - 2.9%
                   Apparel Retail - 1.9%
       7,300       Abercrombie & Fitch Co.                 $  583,781
      25,200       Bebe Stores, Inc. (b)                      324,072
       8,800       J. Crew Group, Inc.*(b)                    424,248
                                                           ----------
                                                           $1,332,101
                                                           ----------
                   Computer & Electronics Retail - 0.5%
      21,000       Radioshack Corp.                        $  354,060
                                                           ----------
                   General Merchandise Stores - 0.5%
      19,200       Big Lots, Inc.*(b)                      $  307,008
                                                           ----------
                   Total Retailing                         $1,993,169
                                                           ----------
                   Food & Drug Retailing - 1.1%
                   Food Retail - 1.1%
      29,400       Alimentation Couche-Tard, Inc.          $  539,232
      15,100       Winn-Dixie Stores, Inc.*                   254,737
                                                           ----------
                                                           $  793,969
                                                           ----------
                   Total Food & Drug Retailing             $  793,969
                                                           ----------
                   Food, Beverage & Tobacco - 1.1%
                   Agricultural Products - 0.5%
      10,200       Corn Products International, Inc.*      $  374,850
                                                           ----------
                   Packaged Foods & Meats - 0.6%
       7,600       The J.M. Smucker Co.                    $  390,944
                                                           ----------
                   Total Food, Beverage & Tobacco          $  765,794
                                                           ----------
                   Household & Personal Products - 1.0%
                   Personal Products - 1.0%
      41,012       Nu Skin Enterprises, Inc.               $  673,827
                                                           ----------
                   Total Household & Personal Products     $  673,827
                                                           ----------

      Shares                                                    Value
                   Health Care Equipment & Services - 9.1%
                   Health Care Equipment - 3.7%
      11,800       Edwards Lifesciences Group*             $  542,682
      16,300       Insulet Corp.*                             382,724
      40,300       Quidel Corp.*                              784,641
      47,700       Thoratec Corp.*                            867,663
                                                           ----------
                                                           $2,577,710
                                                           ----------
                   Health Care Facilities - 2.1%
      29,100       Amsurg Corp.*                           $  787,446
      14,500       VCA Antech, Inc.*                          641,335
                                                           ----------
                                                           $1,428,781
                                                           ----------
                   Health Care Services - 2.5%
      11,600       Chemed Corp.                            $  648,208
      24,500       HealthExtras, Inc.*                        638,960
      20,700       Omnicare, Inc. (b)                         472,167
                                                           ----------
                                                           $1,759,335
                                                           ----------
                   Health Care Technology - 0.8%
      20,400       Omnicell, Inc.*                         $  549,372
                                                           ----------
                   Total Health Care Equipment
                   & Services                              $6,315,198
                                                           ----------
                   Pharmaceuticals & Biotechnology - 3.0%
                   Biotechnology - 1.1%
      12,000       BioMarin Pharmaceutical, Inc.*          $  424,800
      15,025       Cubist Pharmaceuticals, Inc.*(b)           308,163
                                                           ----------
                                                           $  732,963
                                                           ----------
                   Life Sciences Tools & Services - 0.8%
       9,600       Advanced Magnetics, Inc.*               $  577,248
                                                           ----------
                   Pharmaceuticals - 1.1%
      45,600       Salix Pharmaceuticals, Ltd.*(b)         $  359,328
      16,300       Watson Pharmaceuticals, Inc.*              442,382
                                                           ----------
                                                           $  801,710
                                                           ----------
                   Total Pharmaceuticals
                   & Biotechnology                         $2,111,921
                                                           ----------
                   Banks - 5.6%
                   Regional Banks - 5.6%
      10,500       Bank of Hawaii Corp.                    $  536,970
       7,400       BOK Financial Corp.                        382,580
      47,265       Cardinal Financial Corp.                   440,510
       9,145       City National Corp.                        544,585
      46,322       CVB Financial Corp. (b)                    478,969
      18,900       Prosperity Bancshares, Inc.                555,471
      56,152       Sterling Bancshares, Inc.                  626,656
      18,809       Texas Capital Bancshares, Inc.*            343,264
                                                           ----------
                                                           $3,909,005
                                                           ----------
                   Total Banks                             $3,909,005
                                                           ----------

  The accompanying notes are an integral part of these financial statements.  7

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                            Value
                   Diversified Financials - 1.9%
                   Asset Management & Custody Banks - 1.2%
      20,700       Federated Investors, Inc.*                      $  852,012
                                                                   ----------
                   Consumer Finance - 0.1%
      13,160       Advanta Corp.                                   $   96,068
                                                                   ----------
                   Investment Banking & Brokerage - 0.6%
       9,800       Lazard, Ltd.                                    $  398,664
                                                                   ----------
                   Total Diversified Financials                    $1,346,744
                                                                   ----------
                   Insurance - 2.2%
                   Life & Health Insurance - 0.5%
      39,918       American Equity Investment Life Holding Co.     $  330,920
                                                                   ----------
                   Property & Casualty Insurance - 0.6%
      26,800       Amersafe, Inc.*                                 $  415,668
                                                                   ----------
                   Reinsurance - 1.1%
      10,825       IPC Holdings, Ltd.                              $  312,518
      16,566       Max Capital Group, Ltd.                            463,682
                                                                   ----------
                                                                   $  776,200
                                                                   ----------
                   Total Insurance                                 $1,522,788
                                                                   ----------
                   Real Estate - 3.1%
                   Industrial Real Estate Investment Trust - 0.4%
       8,500       First Industrial Realty Trust, Inc. (b)         $  294,100
                                                                   ----------
                   Office Real Estate Investment Trusts - 0.9%
      14,695       BioMed Property Trust, Inc.                     $  340,483
       9,300       Highwoods Properties, Inc.                         273,234
                                                                   ----------
                                                                   $  613,717
                                                                   ----------
                   Residential Real Estate
                   Investment Trust - 0.4%
       6,200       Home Properties, Inc. (b)                       $  278,070
                                                                   ----------
                   Retail Real Estate Investment Trust - 0.5%
      14,000       Realty Income Corp. (b)                         $  378,280
                                                                   ----------
                   Specialized Real Estate Investment
                   Trusts - 0.9%
       9,600       Healthcare Realty Trust, Inc.                   $  243,744
      12,000       Nationwide Health Properties, Inc. (b)             376,440
                                                                   ----------
                                                                   $  620,184
                                                                   ----------
                   Total Real Estate                               $2,184,351
                                                                   ----------
                   Software & Services - 9.0%
                   Application Software - 1.7%
      17,329       SPSS, Inc.*                                     $  622,284
      21,800       Synopsys, Inc.*                                    565,274
                                                                   ----------
                                                                   $1,187,558
                                                                   ----------
                   Internet Software & Services - 1.5%
      42,300       Chordiant Software, Inc.*                       $  361,665
      65,500       Sonicwall, Inc.*                                   702,160
                                                                   ----------
                                                                   $1,063,825
                                                                   ----------
                   IT Consulting & Other Services - 0.5%
      68,700       Unisys Corp.*                                   $  324,951
                                                                   ----------

      Shares                                                            Value
                   Systems Software - 5.3%
      21,100       BMC Software, Inc.*                             $  752,004
      22,800       Macrovision Corp.*(b)                              417,925
      18,300       McAfee, Inc.*                                      686,250
      67,600       Novell, Inc.*                                      464,412
      22,500       Progress Software Corp.*                           757,800
      24,672       Sybase, Inc.*                                      643,692
                                                                   ----------
                                                                   $3,722,083
                                                                   ----------
                   Total Software & Services                       $6,298,417
                                                                   ----------
                   Technology Hardware & Equipment - 9.9%
                   Communications Equipment - 4.3%
      30,500       ADC Telecommunications, Inc.*                   $  474,275
      14,800       Comtech Telecommunications Corp.*                  799,348
      21,517       NETGEAR, Inc.*                                     767,511
      20,400       Plantronics, Inc.*                                 530,400
      24,700       Starnet Networks Corp.*                            450,775
                                                                   ----------
                                                                   $3,022,309
                                                                   ----------
                   Computer Storage & Peripherals - 0.7%
      31,200       Emulex Corp.*                                   $  509,184
                                                                   ----------
                   Electronic Manufacturing Services - 1.3%
      21,100       Benchmark Electronics, Inc.*                    $  374,103
      18,600       Molex, Inc.                                        507,780
                                                                   ----------
                                                                   $  881,883
                                                                   ----------
                   Office Electronics - 0.7%
      14,700       Zebra Technologies Corp.*                       $  510,090
                                                                   ----------
                   Technology Distributors - 2.9%
       7,500       Anixter International, Inc.*                    $  467,025
      14,500       Arrow Electronics, Inc.*                           569,560
      16,400       Avnet, Inc.*                                       573,508
      22,400       Insight Enterprises, Inc.*                         408,576
                                                                   ----------
                                                                   $2,018,669
                                                                   ----------
                   Total Technology Hardware
                   & Equipment                                     $6,942,135
                                                                   ----------
                   Semiconductors - 0.8%
                   Semiconductor Equipment - 0.4%
      23,413       Brooks Automation, Inc.*                        $  309,286
                                                                   ----------
                   Semiconductors - 0.4%
      81,744       Lattice Semiconductor Corp.*                    $  265,668
                                                                   ----------
                   Total Semiconductors                            $  574,954
                                                                   ----------
                   Telecommunication Services - 1.8%
                   Alternative Carriers - 0.9%
      30,600       Time Warner Telecom*                            $  620,874
                                                                   ----------
                   Integrated Telecommunication Services - 0.9%
      21,500       NTELOS Holdings Corp.                           $  638,335
                                                                   ----------
                   Total Telecommunication Services                $1,259,209
                                                                   ----------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                        Value
               Utilities - 3.4%
               Electric Utilities - 1.3%
   16,000      Cleco Corp.                                 $   444,800
   17,100      El Paso Electric Co.*                           437,247
                                                           -----------
                                                           $   882,047
                                                           -----------
               Gas Utilities - 1.5%
   17,100      UGI Corp.                                   $   465,976
   16,800      Washington Gas Light Co.                        550,368
                                                           -----------
                                                           $ 1,016,344
                                                           -----------
               Multi-Utilities - 0.6%
   12,500      NSTAR                                       $   452,750
                                                           -----------
               Total Utilities                             $ 2,351,141
                                                           -----------
               TOTAL COMMON STOCKS
               (Cost $69,003,480)                          $66,382,691
                                                           -----------
               EXCHANGE TRADED FUNDS - 3.0%
   10,400      DJ Wilshire Real Estate Investment Trust
               Exchange Traded Fund (b)                    $   717,808
    9,100      iShares Cohen & Steers Realty Majors
               Index Exchange Traded Fund (b)                  714,441
   10,430      iShares Dow Jones U.S. Real Estate Index
               Exchange Traded Fund (b)                        688,589
                                                           -----------
                                                           $ 2,120,838
                                                           -----------
               TOTAL EXCHANGE TRADED FUNDS
               (Cost $2,862,579)                           $ 2,120,838
                                                           -----------
               TEMPORARY CASH INVESTMENT - 12.3%
               Security Lending Collateral - 12.3%
8,541,678      Securities Lending Investment
               Fund, 5.19%                                 $ 8,541,678
                                                           -----------
               TOTAL TEMPORARY
               CASH INVESTMENT
               (Cost $8,541,678)                           $ 8,541,678
                                                           -----------
               TOTAL INVESTMENT IN
               SECURITIES - 110.5%
               (Cost $80,407,737)(a)                       $77,045,207
                                                           -----------
               OTHER ASSETS AND
               LIABILITIES - (10.5)%                       $(7,302,917)
                                                           -----------
               TOTAL NET ASSETS - 100.0%                   $69,742,290
                                                           ===========

*      Non-income producing security.
(a) At December 31, 2007, the net unrealized loss on investments based on cost for federal income tax purposes of $80,571,309 was as follows:

       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost           $ 4,736,211
       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value            (8,262,313)
                                                                 -----------
       Net unrealized loss                                       $(3,526,102)
                                                                 ===========

(b)    At December 31, 2007, the following securities were out on loan:

       Shares      Description                                     Value
       25,641      American Reprographics Co.*                 $  422,564
       19,669      Bebe Stores, Inc.                              252,943
       19,008      Big Lots, Inc.*                                303,938
       62,271      Cardiome Pharma Corp.*                         555,457
        7,306      Columbia Sportswear Co.                        322,122
       14,875      Cubist Pharmaceuticals, Inc.*                  305,086
       20,341      CVB Financial Corp.                            210,326
       10,296      DJ Wilshire Real Estate Investment Trust
                     Exchange Traded Fund                         710,630
        8,217      First Industrial Realty Trust, Inc.            284,308
        6,138      Home Properties, Inc.*                         275,289
        8,892      iShares Cohen & Steers Realty Majors
                   Index Exchange Traded Fund                     698,111
        9,710      iShares Dow Jones U.S. Real Estate
                     Index Exchange Traded Fund                   641,054
          125      J. Crew Group, Inc.*                             6,026
       22,572      Macrovision Corp.*                             413,745
       11,880      Nationwide Health Properties, Inc.             372,676
       20,493      Omnicare, Inc.                                 467,445
       13,860      Realty Income Corp.                            374,497
       45,144      Salix Pharmaceuticals, Ltd.*                   355,735
        7,894      Texas Industries, Inc.                         553,369
       12,641      The Toro Co.                                   688,176
                                                               ----------
                   Total                                       $8,213,497
                                                               ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $119,033,660 and $125,234,030, respectively.

  The accompanying notes are an integral part of these financial statements.  9

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year         Year        Year        Year        Year
                                                                   Ended       Ended       Ended       Ended       Ended
Class I                                                          12/31/07     12/31/06    12/31/05    12/31/04    12/31/03
Net asset value, beginning of period                             $ 17.92      $ 16.19     $ 15.02     $ 12.50     $  9.23
                                                                 -------      -------     -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.10      $  0.10     $  0.05     $ (0.03)    $    --
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions              (0.81)        2.17        1.61        2.55        3.27
                                                                 -------      -------     -------     -------     -------
  Net increase (decrease) from investment operations             $ (0.71)     $  2.27     $  1.66     $  2.52     $  3.27
Distributions to shareowners:
 Net investment income                                             (0.13)       (0.02)         --          --          --
 Net realized gain                                                 (4.11)       (0.52)      (0.49)         --          --
                                                                 -------      -------     -------     -------     -------
 Net increase (decrease) in net asset value                      $ (4.95)     $  1.73     $  1.17     $  2.52     $   3.27
                                                                 -------      -------     -------     -------     -------
 Net asset value, end of period                                  $ 12.97      $ 17.92     $ 16.19     $ 15.02     $  12.50
                                                                 =======      =======     =======     =======     ========
Total return*                                                      (6.96)%      14.43%      11.39%      20.16%      35.43%
Ratio of net expenses to average net assets+                        0.91%        0.93%       1.15%       1.25%       1.25%
Ratio of net investment income (loss) to average net assets+        0.50%        0.89%       0.35%      (0.21)       0.03%
Portfolio turnover rate                                              148%          78%         38%         36%         74%
Net assets, end of period (in thousands)                         $39,076      $55,670     $20,555     $17,993     $12,049
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       0.91%        0.93%       1.15%       1.30%       2.40%
 Net investment income (loss)                                       0.50%        0.89%       0.35%      (0.26)      (1.12)
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.90%        0.93%       1.15%       1.25%       1.25%
 Net investment income (loss)                                       0.51%        0.89%       0.35%      (0.21)       0.03%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


10  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year          Year          Year        Year        5/1/03 (a)
                                                                 Ended         Ended        Ended        Ended           to
Class II                                                       12/31/07      12/31/06      12/31/05    12/31/04       12/31/03
Net asset value, beginning of period                           $ 17.76      $   16.07      $ 14.95     $ 12.47       $  9.11
                                                               -------      ---------      -------     -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $  0.04      $    0.07      $  0.02     $ (0.03)      $    --
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions            (0.78)          2.14         1.59        2.51          3.36
                                                               -------      ---------      -------     -------       -------
  Net increase (decrease) from investment operations           $ (0.74)     $    2.21      $  1.61     $  2.48       $  3.36
Distributions to shareowners:
 Net investment income                                           (0.09)         (0.00)(c)       --          --            --
 Net realized gain                                               (4.11)         (0.52)       (0.49)         --            --
                                                               -------      ---------      -------     -------       -------
 Net increase (decrease) in net asset value                    $ (4.94)     $    1.69      $  1.12     $  2.48       $  3.36
                                                               -------      ---------      -------     -------       -------
 Net asset value, end of period                                $ 12.82      $   17.76      $ 16.07     $ 14.95       $ 12.47
                                                               =======      =========      =======     =======       =======
Total return*                                                    (7.18)%        14.14%       11.10%      19.89%        36.88%(b)
Ratio of net expenses to average net assets+                      1.15%          1.21%        1.39%       1.54%         1.58%**
Ratio of net investment income (loss) to average net assets+      0.27%          0.58%        0.16%      (0.41)%       (0.15)%**
Portfolio turnover rate                                            148%            78%          38%         36%           74%(b)
Net assets, end of period (in thousands)                       $30,667      $  35,726      $21,700     $10,845       $ 2,760
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.15%          1.21%        1.39%       1.59%         2.65%**
 Net investment income (loss)                                     0.27%          0.58%        0.16%      (0.46)%       (1.22)%**
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.15%          1.21%        1.39%       1.54%         1.58%**
 Net investment income (loss)                                     0.27%          0.58%        0.16%      (0.41)%       (0.15)%**

(a) Class II shares were first publicly offered on May 1, 2003.
(b) Not annualized.
(c) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


 The accompanying notes are an integral part of these financial statements.  11

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of $8,213,497)
 (cost $80,407,737)                                                                 $ 77,045,207
 Cash                                                                                    997,429
 Receivables --
 Fund shares sold                                                                        258,381
 Dividends and interest                                                                   69,323
 Other                                                                                     2,169
                                                                                    ------------
  Total assets                                                                      $ 78,372,509
                                                                                    ------------
LIABILITIES:
 Payables --
 Fund shares repurchased                                                            $     27,132
 Upon return of securities loaned                                                      8,541,678
 Due to affiliates                                                                         6,610
 Accrued expenses                                                                         54,799
                                                                                    ------------
  Total liabilities                                                                 $  8,630,219
                                                                                    ------------
NET ASSETS:
 Paid-in capital                                                                    $ 64,925,440
 Undistributed net investment income                                                     361,628
 Accumulated net realized gain on investments,
 futures and foreign currency transactions                                             7,817,752
 Net unrealized loss on investments                                                   (3,362,530)
                                                                                    ------------
  Total net assets                                                                  $ 69,742,290
                                                                                    ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $39,075,587/3,012,698 shares)                                    $      12.97
                                                                                    ------------
 Class II (based on $30,666,703/2,391,789 shares)                                   $      12.82
                                                                                    ------------


12  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $469)                                       $     904,458
 Interest                                                                                      190,764
 Income from securities loaned, net                                                             27,278
 Miscellaneous income                                                                           75,374
                                                                                         -------------
  Total investment income                                                                                    $   1,197,874
                                                                                                             -------------
EXPENSES:
 Management fees                                                                         $     635,480
 Transfer agent fees and expenses
 Class I                                                                                         1,500
 Class II                                                                                          554
 Distribution fees (Class II)                                                                   88,225
 Administrative fees                                                                            19,064
 Custodian fees                                                                                 38,314
 Professional fees                                                                              37,556
 Printing expense                                                                               19,779
 Fees and expenses of nonaffiliated trustees                                                     6,141
 Miscellaneous                                                                                   8,555
                                                                                         -------------
  Total expenses                                                                                             $     855,168
  Less fees paid indirectly                                                                                         (3,227)
                                                                                                             -------------
  Net expenses                                                                                               $     851,941
                                                                                                             -------------
   Net investment income                                                                                     $     345,933
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) on:
 Investments                                                                             $   7,833,338
 Futures contracts                                                                             (48,879)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                               381       $   7,784,840
                                                                                         -------------       -------------
 Change in net unrealized gain (loss) on:
 Investments                                                                             $ (13,477,194)
 Futures contracts                                                                              72,169       $ (13,405,025)
                                                                                         -------------       -------------
 Net loss on investments, futures contracts and foreign currency transactions                                $  (5,620,185)
                                                                                                             -------------
 Net decrease in net assets resulting from operations                                                        $  (5,274,252)
                                                                                                             =============


The accompanying notes are an integral part of these financial statements.  13

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                             Year Ended         Year Ended
                                                                                              12/31/07           12/31/06
FROM OPERATIONS:
Net investment income                                                                      $     345,933      $     547,365
Net realized gain on investments, futures contracts and foreign currency transactions          7,784,840         21,878,758
Change in net unrealized gain (loss) on investments, futures contracts and foreign
 currency transactions                                                                       (13,405,025)       (12,292,803)
                                                                                           -------------      -------------
 Net increase (decrease) in net assets resulting from operations                           $  (5,274,252)     $  10,133,320
                                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.13 and $0.02 per share, respectively)                                         $    (345,087)     $     (73,422)
 Class II ($0.09 and $0.00 per share, respectively)                                             (177,998)              (580)
Net realized gain:
 Class I ($4.11 and $0.52 per share, respectively)                                           (11,297,886)        (1,788,652)
 Class II ($4.11 and $0.52 per share, respectively)                                           (8,266,636)        (1,003,743)
                                                                                           -------------      -------------
  Total distributions to shareowners                                                       $ (20,087,607)     $  (2,866,397)
                                                                                           -------------      -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  10,345,335      $  22,676,670
Shares issued in reorganization                                                                       --         51,400,124
Redemption in kind                                                                                    --        (11,792,154)
Reinvestment of distributions                                                                 20,087,607          2,866,396
Cost of shares repurchased                                                                   (26,724,583)       (23,276,376)
                                                                                           -------------      -------------
 Net increase in net assets resulting from
    Portfolio share transactions                                                           $   3,708,359      $  41,874,660
                                                                                           -------------      -------------
 Net increase (decrease) in net assets                                                     $ (21,653,500)     $  49,141,583
                                                                                           -------------      -------------
NET ASSETS:
Beginning of year                                                                          $  91,395,790      $  42,254,207
                                                                                           -------------      -------------
End of year                                                                                $  69,742,290      $  91,395,790
                                                                                           =============      =============
Undistributed net investment income, end of year                                           $     361,628      $     567,692
                                                                                           =============      =============


                                                           '07 Shares        '07 Amount       '06 Shares       '06 Amount
CLASS I
Shares sold                                                   233,778      $   3,723,066         431,363      $   7,373,050
Shares issued in reorganizations                                   --                 --       2,861,983         48,796,816
Redemption in kind                                                 --                 --        (654,874)       (11,792,154)
Reinvestment of distributions                                 785,626         11,642,973         116,744          1,862,073
Less shares repurchased                                    (1,113,791)       (17,436,445)       (917,774)       (15,465,902)
                                                           ----------      -------------       ---------      -------------
 Net increase (decrease)                                      (94,387)     $  (2,070,406)      1,837,442      $  30,773,883
                                                           ==========      =============       =========      =============
CLASS II
Shares sold                                                   429,235      $   6,622,269         904,223      $  15,303,620
Shares issued in reorganizations                                   --                 --         153,951          2,603,308
Reinvestment of distributions                                 575,640          8,444,634          63,445          1,004,323
Less shares repurchased                                      (624,500)        (9,288,138)       (460,455)        (7,810,474)
                                                           ----------      -------------       ---------      -------------
 Net increase                                                 380,375      $   5,778,765         661,164      $  11,100,777
                                                           ==========      =============       =========      =============


14  The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Small Cap Value VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The investment objective of the Portfolio is to seek capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity or variable life insurance contracts, and may also be purchased by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

The Portfolio invests in small capitalization stocks. Small capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. Net asset values for the Portfolio are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2007, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes withheld on capital gains at the applicable country rates.

B. Futures Contracts

   The Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates, or to seek to increase total return. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolio. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2007, the Portfolio had no open futures contracts.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

C. Foreign Currency Translation

   The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. Forward Foreign Currency Contracts

   The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of December 31, 2007, the Portfolio had no open contracts.

E. Federal Income Taxes
   It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2007, the Portfolio has reclassified $28,912 to decrease undistributed net investment income, $25,858 to increase accumulated net realized gain on investments and $3,054 to increase paid-in capital to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

   The Portfolio has elected to defer approximately $485,296 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

   The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                   2007             2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                             $ 1,656,784       $  626,668
 Long-Term Capital Gain                       18,430,823        2,239,729
                                             -----------       ----------
   Total Distributions                       $20,087,607       $2,866,397
                                             ===========       ----------
 Distributable Earnings:
 Undistributed ordinary income               $ 1,885,894
 Undistributed long-term gain                  6,942,354
 Current Year Post October Loss Deferred        (485,296)
 Unrealized depreciation                      (3,526,102)
                                             -----------
   Total                                     $ 4,816,850
                                             ===========
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F. Portfolio Shares

   The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (Unicredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

   Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees.

G. Securities Lending

   The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Portfolio's average daily net assets.

Through May 1, 2009, PIM has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses of the Portfolio to the extent required to reduce Class I expenses to 1.00% of the average daily net assets attributable to Class I shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,436 in management fees, administrative costs and certain other services payable to PIM at December 31, 2007.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,546 in transfer agent fees payable to PIMSS at December 31, 2007.

4. Distribution Plan

The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $628 in distribution fees payable to PFD at December 31, 2007.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

5. Commission Recapture and Expense Offset Arrangements

Effective July 15, 2005, the Portfolio has entered into commission recapture arrangements with brokers with whom PIM places trades on behalf of the Portfolio, where they provide services to the Portfolio in addition to trade execution. These services included payments of certain expenses on behalf of the Portfolio. For the year ended December 31, 2007, expenses were reduced by $3,227 under this agreement. In addition, the Portfolio has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Portfolio's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2007, the Portfolio's expenses were not reduced under such arrangements.

6. Merger Information

On May 23, 2006, beneficial owners of Pioneer Small Company VCT Portfolio and Pioneer Small Cap Value II VCT Portfolio approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on May 24, 2006, by exchanging all of Pioneer Small Company VCT Portfolio's Class I and Class II net assets and Pioneer Small Cap Value II VCT Portfolio's Class I net assets for Pioneer Small Cap Value VCT Portfolio's shares, based on Pioneer Small Cap Value VCT Portfolio's Class I and/or Class II shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

----------------------------------------------------------------------------------------------------------------------------
                                           Pioneer                Pioneer                Pioneer                 Pioneer
                                            Small                  Small                  Small                   Small
                                          Cap Value               Company             Cap Value II              Cap Value
                                        VCT Portfolio          VCT Portfolio          VCT Portfolio           VCT Portfolio
                                    (Pre-Reorganization)   (Pre-Reorganization)   (Pre-Reorganization)    (Post-Reorganization)
                                   ---------------------- ---------------------- ----------------------  ----------------------
 Net Assets
  Class I                                $11,665,357            $3,024,465             $45,772,351             $60,462,173
  Class II                                30,138,805             2,603,308                      --              32,742,113
                                         -----------            ----------             -----------             -----------
    Total Net Assets                     $41,804,162            $5,627,773             $45,772,351             $93,204,286
                                         ===========            ==========             ===========             ===========
 Shares Outstanding
  Class I                                    684,211               247,234               2,521,638               3,546,194
  Class II                                 1,782,074               215,447                      --               1,936,025
 Shares Issued in Reorganization
  Class I                                                                                                        2,861,983
  Class II                                                                                                         153,951
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                       Unrealized Appreciation     Accumulated Gain/(Loss)
                                                                           on Closing Date             on Closing Date
----------------------------------------------------------------------------------------------------------------------------
 Pioneer Small Company VCT Portfolio                                         $ 1,554,529                 $   1,706
 Pioneer Small Cap Value II VCT Portfolio                                     14,635,856                   (85,337)
                                                                             -----------                 ---------
   Total                                                                     $16,190,385                 $ (83,631)
                                                                             ===========                 =========
----------------------------------------------------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 0% and 68.43%, respectively.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Small Cap Value VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer Small Cap Value VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 8, 2008

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007, in the second quintile of its Morningstar category for the three year period ended June 30, 2007, and in the third quintile of its Morningstar category for the five year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Portfolio's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purposes using data provided by Strategic Insight Mutual Portfolio Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees noted that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group.

Pioneer Small Cap Value VCT Portfolio           PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients, including oversight of the Portfolio's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the Portfolio's average account size, the quality of services provided by PIM, and the investment performance of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would be in the first or second quintile relative to the peer group at higher asset levels. The Trustees also considered the relatively small size of the Portfolio compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM and its affiliates from their relationships with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM and its affiliates by virtue of PIM's relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

     After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.                       Trustees and Officers
                                                          The Board of Trustees provides broad supervision over the Portfolio's
Custodian                                                 affairs. The officers of the Trust are responsible for the Trust's
Brown Brothers Harriman & Co.                             operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm             interested persons of the Trust within the meaning of the 1940 Act are
Ernst & Young LLP                                         referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the
Principal Underwriter                                     Trustees (except Mr. Bock) serves as a Trustee of each of the 77 U.S.
Pioneer Funds Distributor, Inc.                           registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77
Legal Counsel                                             Pioneer Funds. The address for all Trustees and all officers of the Trust
Bingham McCutchen LLP                                     is 60 State Street, Boston, Massachusetts 02109.

Shareowner Services and Transfer                          The Statement of Additional Information provides more detailed
Pioneer Investment Management Shareholder Services, Inc.  information regarding the Trustees and Officers and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee
                           and President     is elected or earlier
                                             retirement or removal.















NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global       None
                           Asset Management S.p.A. ("PGAM"); Non-Executive
                           Chairman and a Director of Pioneer Investment
                           Management USA Inc. ("PIM-USA"); Chairman and a
                           Director of Pioneer; Chairman and Director of
                           Pioneer Institutional Asset Management, Inc. (since
                           2006); Director of Pioneer Alternative Investment
                           Management Limited (Dublin); President and a
                           Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C,
                           Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling,
                           Inc.; President and Director of Pioneer Funds
                           Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of
                           Counsel, Wilmer Cutler Pickering Hale and Dorr LLP

*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.

--------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND ADDRESS           WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.



----------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.





----------------------------------------------------------------------
Margaret B.W. Graham       Trustee          Trustee since 2000. Serves
(60)                                        until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
----------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
----------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
----------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee
                                            is elected or earlier
                                            retirement or removal.
----------------------------------------------------------------------

NAME AND ADDRESS           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)         Executive Vice President and Chief Financial           Director of The Enterprise Social Investment
                           Officer, I-trax, Inc. (publicly traded health care     Company (privately-held affordable housing finance
                           services company) (2004 - present); Partner, Federal   company); and Director of New York Mortgage Trust
                           City Capital Advisors (boutique merchant bank)(1997    (publicly traded mortgage REIT)
                           to 2004); and Executive Vice President and Chief
                           Financial Officer, Pedestal Inc. (internet-based
                           mortgage trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC (international      Director of Brady Corporation (industrial
                           financial advisory firm)                               identification and specialty coated material
                                                                                  products manufacturer); Director of Briggs &
                                                                                  Stratton Co. (engine manufacturer); Director of
                                                                                  UAL Corporation (airline holding company) Director
                                                                                  of Mantech International Corporation (national
                                                                                  security, defense, and intelligence technology
                                                                                  firm): and Member, Board of Governors, Investment
                                                                                  Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham       Founding Director, Vice-President and Corporate        None
(60)                       Secretary, The Winthrop Group, Inc. (consulting
                           firm); and Desautels Faculty of Management, McGill
                           University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 - present); and Senior          Director of Quadriserv Inc. (technology products
                           Executive Vice President, The Bank of New York         for securities lending industry)
                           (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury,        Director of New America High Income Fund, Inc.
                           Piret & Company, Inc. (investment banking firm)        (closed-end investment company)
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private          None
                           investment firm)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007.
                             President        Serves at the discretion
                                              of the Board





-----------------------------------------------------------------------
Dorothy E. Bourassa (59)     Secretary        Since 2000. Serves at the
                                              discretion of the Board



-----------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board



-----------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board

-----------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board


-----------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board


-----------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board


-----------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)   Director, CEO and President of Pioneer Investment      None
                           Management USA Inc., Pioneer Investment Management,
                           Inc. and Pioneer Institutional Asset Management,
                           Inc. (since March 2007); Executive Vice President of
                           all of the Pioneer Funds (since March 2007);
                           Director of Pioneer Global Asset Management S.p.A.
                           (since March 2007); Head of New Markets Division,
                           Pioneer Global Asset Management S.p.A. (2000-2007)
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (59)   Secretary of PIM-USA; Senior Vice President - Legal    None
                           of Pioneer; Secretary/ Clerk of most of PIM-USA's
                           subsidiaries; and Secretary of all of the Pioneer
                           Funds since September 2003 (Assistant Secretary from
                           November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43) Associate General Counsel of Pioneer since January     None
                           2008 and Assistant Secretary of all of the Pioneer
                           Funds since September 2003; Vice President and
                           Senior Counsel of Pioneer from July 2002 to December
                           2007
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (62)          Vice President - Fund Accounting, Administration and   None
                           Controllership Services of Pioneer; and Treasurer of
                           all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)       Deputy Treasurer of Pioneer since 2004 and Assistant   None
                           Treasurer of all of the Pioneer Funds since November
                           2004; Treasurer and Senior Vice President, CDC IXIS
                           Asset Management Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)      Assistant Vice President-Fund Accounting,              None
                           Administration and Controllership Services of
                           Pioneer; and Assistant Treasurer of all of the
                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)         Fund Accounting Manager - Fund Accounting,             None
                           Administration and Controllership Services of
                           Pioneer; and Assistant Treasurer of all of the
                           Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                         POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE             WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan   Assistant        Since 2003. Serves at the
(34)                     Treasurer        discretion of the Board
---------------------------------------------------------------------
Teri W. Anderholm (48)   Chief            Since January 2007.
                         Compliance       Serves at the discretion of
                         Officer          the Board
---------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS            OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan     Fund Administration Manager - Fund Accounting,         None
(34)                       Administration and Controllership Services since
                           June 2003 and Assistant Treasurer of all of the
                           Pioneer Funds since September 2003; Assistant Vice
                           President - Mutual Fund Operations of State Street
                           Corporation from June 2002 to June 2003 (formerly
                           Deutsche Bank Asset Management)

Teri W. Anderholm (48)     Chief Compliance Officer of Pioneer since December     None
                           2006 and of all the Pioneer Funds since January
                           2007; Vice President and Compliance Officer, MFS
                           Investment Management (August 2005 to December
                           2006); Consultant, Fidelity Investments (February
                           2005 to July 2005); Independent Consultant (July
                           1997 to February 2005)

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                   18650-02-0208


                                                           [LOGO] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares


                                                                   ANNUAL REPORT

                                                               December 31, 2007


Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
T a b l e   o f   C o n t e n t s
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                              2
  Comparing Ongoing Portfolio Expenses                          3
  Portfolio Management Discussion                               4
  Schedule of Investments                                       6
  Financial Statements                                         18
  Notes to Financial Statements                                23
  Report of Independent Registered Public Accounting Firm      27
  Approval of Investment Advisory Agreement                    28
  Trustees, Officers and Service Providers                     30

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                  51.0%
U.S. Corporate Bonds                        33.0%
Senior Floating Rate Loans                   5.5%
Foreign Government Bonds                     5.1%
Asset Backed Securities                      2.8%
Collateralized Mortgage Obligations          1.1%
Temporary Cash Investment                    1.0%
Municipal Bonds                              0.4%
U.S. Common Stocks                           0.1%

Maturity Distribution
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year              11.8%
1-3 years              8.0%
3-4 years             15.1%
4-6 years             42.1%
6-8 years             15.2%
8+ years               7.8%

Five Largest Holdings
(As a percentage of long-term holdings)

  1.     U.S. Treasury Inflation Notes,
         2.375%, 1/15/17                       6.46%
  2.     Government National Mortgage
         Association, 5.0%, 4/15/36            4.53
  3.     Federal National Mortgage
         Association, 5.0%, 3/1/37             2.69
  4.     Government National Mortgage
         Association, 5.5%, 1/15/37            1.57
  5.     Federal Home Loan Mortgage
         Corp., 5.0%, 5/1/37                   1.43

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value per Share     12/31/07     12/31/06
  Class I                     $ 10.83      $ 10.80
  Class II                    $ 10.83      $ 10.80

                            Net
Distributions per Share     Investment     Short-Term        Long-Term
(1/1/07 - 12/31/07)         Income         Capital Gains     Capital Gains
  Class I                   $ 0.5830       $ 0.0154          $ 0.0445
  Class II                  $ 0.5564       $ 0.0154          $ 0.0445

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer Strategic Income VCT Portfolio at net asset value, compared to that of the Lehman Brothers U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                                                Lehman Brothers
                 Class I          Class II    U.S. Universal Index
7/99             10000            10000            10000
                 10070            10060            10136
12/00            10525            10488            11233
                 11252            11184            12142
12/02            12458            12352            13337
                 15104            14937            14113
12/04            16651            16423            14814
                 17108            16832            15216
12/06            18217            17882            15973
12/07            19387            18984            17012

Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                 Class I     Class II*
--------------------------------------------------------------------------------
Life-of-Class
(7/29/99)*       8.18%       7.91%
5 Years*         9.25%       8.98%
1 Year           6.43%       6.17%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.
* Class II shares commenced operations on May 1, 2003. Portfolio returns for Class II shares prior to May 1, 2003 are based on the performance of Class I shares and reflect the higher Class II distribution fees.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                  I               II
       -----------------------------------   --------------   --------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $ 1,044.66       $ 1,043.34
       Expenses Paid During Period*            $     4.33       $     5.56

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I and 1.08% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.

       Share Class                                  I               II
       -----------------------------------   --------------   --------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $ 1,020.97       $ 1,019.76
       Expenses Paid During Period*            $     4.28       $     5.50

* Expenses are equal to the Portfolio's annualized expense ratio of 0.84% for Class I and 1.08% for Class II shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

The environment for fixed-income securities changed markedly during the second half of 2007. After strong economic growth trends had supported higher-yielding, lower quality securities in the first half of the year, the dominant market trends changed in the latter months. As evidence grew of a deceleration in economic growth, investors in the U.S. moved away from higher yielding, credit-sensitive securities, seeking lower yielding, but higher quality issues. Meanwhile, the weakening dollar added to returns of investments denominated in most foreign currencies. In the following interview, Kenneth J. Taubes discusses the factors that influenced the performance of Pioneer Strategic Income VCT Portfolio during 2007. Mr. Taubes, director of Pioneer's Fixed Income Group, is responsible for the daily management of the Portfolio.

Q:   How did the Portfolio perform during 2007?
A: Pioneer Strategic Income VCT Portfolio did well against competitive funds, while lagging its primary benchmark. The Portfolio's Class I and II shares generated total returns based on net asset value, respectively, of 6.43% and 6.17% for the 12 months ending December 31, 2007. The performance trailed the 6.50% return of the Lehman U.S. Universal Index for the same period. However, the Portfolio performed ahead of the 5.53% average return of the 51 variable annuity portfolios in Lipper's General Bond category. On December 31, 2007, the 30-day SEC yield was 5.35% for Class I shares and 5.11% for Class II shares.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What were the principal factors affecting performance during 2007?
A: The expansion of the domestic economy, which maintained a brisk pace during the first half of the year, showed clear signs of deceleration during the second half. The first signs appeared in the most vulnerable part of the economy - residential housing. The yield curve - which reflects the differences in yields between shorter-maturity and longer-maturity securities - had been inverted for much of 2006 and the first part of 2007. This unusual phenomenon occurs when the normal yield relationships are reversed and shorter-maturity securities offer higher yields than longer-maturity securities. Inverted yield curves make it difficult for traditional lending activity to be profitable, and they often precede slumps in the economy. Residential housing is a central part of the economy, but it also was the weakest link in an era in which lending standards had been declining even as home prices had risen dramatically over the previous years. As the housing market began weakening, mortgage defaults rose. Institutions began writing down the value of assets on their balance sheets, lending activity became increasingly restricted and the nation's banking system was disrupted. The effects began to spread from the housing market into the general economy, which showed clear signs of a deceleration in the final quarter of the year. In the final three months of the year, evidence grew of slowing job growth and weakness in consumer spending, accompanied by rising inflationary pressures as the economy grappled with increasing energy, health care and food costs. The Federal Reserve Board - the nation's central bank - had begun moving to inject new liquidity into the financial system in late summer, and by the end of 2007 the key Federal funds target rate had been lowered from 5.25% to 4.25%, and the yield curve had become normalized, with short-term interest rates declining much more dramatically than long-term rates. As the year ended, the financial markets anticipated that the Fed would make further rate cuts in 2008 to re-monetize the financial system.

     In this environment, Treasuries outperformed other fixed-income sectors, while government agency mortgage securities did well relative to corporate bonds. Among Treasuries, Treasury Inflation Protected Securities (TIPS) and short-to-intermediate Treasuries outperformed. High-yield and investment-grade corporate bonds lagged.

     Growth in foreign markets showed fewer signs of slowing during 2007, and most major foreign currencies gained in value against the U.S. dollar. This tended to benefit strategies, such as that of the Portfolio, which diversify assets in different countries and different currencies.

A Word About Risk:

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The securities issued by U.S. Government sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in high yield or lower-rated securities are subject to greater-than-average risk. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What were your strategies during this period and how did they affect performance?
A: We work to maintain a well diversified strategy, seeking relative value in securities across the fixed-income universe, both domestic and foreign. During the latter part of 2006 and much of 2007, as evidence of decelerating growth increased, we upgraded overall credit quality of the Portfolio, especially in the United States, where we lowered our exposure to both investment-grade and high-yielding corporate bonds. As we did so, we increased exposure to government agency securities and to Treasuries, especially TIPS. However, we remained underweighted in Treasuries relative to the benchmark, resulting in the Portfolio's underperformance versus the Lehman index. Nevertheless, our emphasis on government agency mortgages and TIPS and our de-emphasis of corporate bonds helped us outperform most competitive portfolios. Toward the end of the fiscal year, after significant underperformance by corporate debt, we began to take advantage of better values and increased our exposure to attractively priced corporate bonds, although corporates remained underweighted. On December 31, 2007, the close of the fiscal year, average credit quality of Portfolio holdings was A-. The largest concentration of assets was in mortgage-backed securities, predominately U.S. government agency securities, which accounted for 36.2% of assets.

     Early in the fiscal year, in our investments in foreign developed nations, we focused principally on higher-yielding countries that should benefit from the persistent global economic expansion - Australia, Canada and Norway, for example. As the period progressed, we became more defensive, increasing investments in securities denominated in currencies such as the Japanese yen and the Swiss franc. The change helped performance during the second half of the fiscal year. At the end of the fiscal year, 9.6% of Portfolio assets was invested in securities denominated in foreign currencies.

Q:   What individual investments had noteworthy impacts on Portfolio results?
A: Several of our corporate bond holdings provided positive support to performance. Among our domestic corporate bond holdings, bonds that performed well included those issued by: Sally Beauty Holdings, a distributor of health and beauty products; Southern Union, a natural gas distribution company, and Hanover Insurance. Holding back results, however, were bonds of two companies exposed to weakness in residential housing. They were Georgia Gulf, a chemical company that was spun off from Georgia Pacific, and home builder Heritage Homes. In addition, bonds issued by Tropicana Casinos fell in value because of mismanagement of the company and slowing business in Atlantic City, N.J.

Q:   What is your investment outlook?
A: In the United States, we believe the Federal Reserve will continue to reduce short-term interest rates in 2008 and the yield curve should continue to steepen, increasing the profitability of bank lending as the differences between short-term borrowing costs and long-term lending rates increase. Treasuries, after outperforming in 2007, look less attractive. As we move ahead, we may increase our positions in corporate bonds and non-agency commercial mortgage securities.

     We are skeptical of the view that European economies will continue to grow briskly, and we think even Asian countries could be affected by the deceleration of growth in the United States. We think that the Bank of England and the European Central Bank may follow the lead of the Federal Reserve and start lowering short-term interest rates. If this were to happen, the U.S. dollar may finally begin to stabilize.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

       Principal  Floating      S&P/Moody's
          Amount  Rate (b)      Ratings
         USD ($)  (unaudited)   (unaudited)                                                                               Value
                                              ASSET BACKED SECURITIES - 2.7%
                                              Energy - 0.3%
                                              Oil & Gas Equipment & Services - 0.3%
         135,000                A/Aa3         Nakilat, Inc., 6.267%, 12/31/33 (144A)                                $   122,747
         100,000      7.74      NR/NR         Sevan Marine ASA, Floating Rate Note, 5/14/13 (144A)                       99,000
                                                                                                                    -----------
                                                                                                                    $   221,747
                                                                                                                    -----------
                                              Total Energy                                                          $   221,747
                                                                                                                    -----------
                                              Consumer Services - 0.1%
                                              Restaurants - 0.1%
          99,356                BB/Ba3        Dunkin Brands Master Finance LLC, 8.28%, 6/20/31 (144A)               $   100,362
                                                                                                                    -----------
                                              Total Consumer Services                                               $   100,362
                                                                                                                    -----------
                                              Food & Drug Retailing - 0.4%
                                              Food Retail - 0.4%
         355,000                BB/Aaa        Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37                      $   337,921
                                                                                                                    -----------
                                              Total Food & Drug Retailing                                           $   337,921
                                                                                                                    -----------
                                              Banks - 0.1%
                                              Thrifts & Mortgage Finance - 0.1%
          48,604      6.10      A-/Baa1       Taganka Car Loan Finance Plc, Floating Rate Note, 11/14/13 (144A)     $    48,604
                                                                                                                    -----------
                                              Total Banks                                                           $    48,604
                                                                                                                    -----------
                                              Diversified Financials - 0.6%
                                              Consumer Finance - 0.0%
DKK       14,608                AAA/Aaa       Realkredit Danmark, 7.0%, 10/1/32                                     $     3,077
                                                                                                                    -----------
                                              Diversified Financial Services - 0.5%
         154,326                BBB+/Baa2     PF Export Receivable Master Trust, 6.436%, 6/1/15 (144A)              $   155,615
         191,181                BBB/Baa2      Power Receivables Finance LLC, 6.29%, 1/1/12 (144A)                       199,593
                                                                                                                    -----------
                                                                                                                    $   355,208
                                                                                                                    -----------
                                              Specialized Finance - 0.1%
         100,000      6.52      AA-/Baa3      Aegis Asset Backed Securities Trust, Floating Rate Note, 1/25/34      $    65,592
                                                                                                                    -----------
                                              Total Diversified Financials                                          $   423,877
                                                                                                                    -----------
                                              Utilities - 0.9%
                                              Electric Utilities - 0.9%
         188,680                BB/Ba2        FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (144A)                   $   193,161
         347,066                NR/NR         Ormat Funding Corp., 8.25%, 12/30/20                                      347,066
         170,998      7.00      BB/Ba2        Tenaska Alabama Partners LP, Floating Rate Note, 6/30/21 (144A)           170,667
                                                                                                                    -----------
                                                                                                                    $   710,894
                                                                                                                    -----------
                                              Total Utilities                                                       $   710,894
                                                                                                                    -----------
                                              Government - 0.3%
                                              Government - 0.3%
         246,899                BBB-/Ba2      Republic of Columbia, 9.75%, 4/9/11                                   $   265,417
                                                                                                                    -----------
                                              Total Government                                                      $   265,417
                                                                                                                    -----------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $2,159,633)                                                     $ 2,108,822
                                                                                                                    -----------
                                              COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
                                              Materials - 0.4%
                                              Forest Products - 0.4%
         365,000                BB/Ba2        TSTAR 2006, 7.5296%, 10/15/36 (144A)                                  $   330,054
                                                                                                                    -----------
                                              Total Materials                                                       $   330,054
                                                                                                                    -----------

6  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       Principal  Floating      S&P/Moody's
          Amount  Rate (b)      Ratings
         USD ($)  (unaudited)   (unaudited)                                                                             Value
                                              Banks - 0.2%
                                              Thrifts & Mortgage Finance - 0.2%
          59,655      5.33      AAA/Aaa       Global Tower Partners Acquisition, Floating Rate Note, 10/25/44     $    58,791
         110,000                NR/Ba2        SBA CMBS Trust, 6.904%, 11/15/36                                        102,939
                                                                                                                  -----------
                                                                                                                  $   161,730
                                                                                                                  -----------
                                              Total Banks                                                         $   161,730
                                                                                                                  -----------
                                              Diversified Financials - 0.4%
                                              Diversified Financial Services - 0.4%
          10,843      7.27      AAA/Aaa       Countrywide Home Loans, Floating Rate Note, 9/25/33                 $    11,061
          50,000      5.52      AA/Aa2        CS First Boston Mortgage Security, Floating Rate Note, 9/25/34           44,930
          80,000                NR/Ba1        Global Signal, 7.036%, 2/15/36 (144A)                                    82,312
         155,000                NR/Ba2        Tower 2004, 6.376%, 12/15/14                                            137,237
                                                                                                                  -----------
                                                                                                                  $   275,540
                                                                                                                  -----------
                                              Specialized Finance - 0.0%
          19,054      5.09      AAA/Aaa       INDX 2004, Floating Rate Note, 4/25/34                              $    18,235
                                                                                                                  -----------
                                              Total Diversified Financials                                        $   293,775
                                                                                                                  -----------
                                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                              (Cost $845,247)                                                     $   785,559
                                                                                                                  -----------
                                              CORPORATE BONDS - 31.8%
                                              Energy - 4.2%
                                              Coal & Consumable Fuels - 0.6%
         500,000                B+/B2         Massey Energy Co., 6.875%, 12/15/13                                 $   471,250
                                                                                                                  -----------
                                              Oil & Gas Drilling - 0.5%
         300,000                NR/NR         DDI Holdings AS, 9.3%, 1/19/12 (144A)                               $   310,500
          75,000                NR/NR         DDI Holdings AS, 9.3%, 4/23/12 (144A)                                    76,500
                                                                                                                  -----------
                                                                                                                  $   387,000
                                                                                                                  -----------
                                              Oil & Gas Equipment & Services - 0.6%
         125,000                B/B2          Complete Production Service, Inc., 8.0%, 12/15/16                   $   120,938
         110,000                A+/Aa2        Nakilat, Inc., 6.067%, 12/31/33 (144A)                                  100,370
NOK      500,000                NR/NR         Petromena AS, 9.75%, 5/24/12 (144A)                                      92,510
         150,000                NR/B1         Semgroup LP, 8.75%, 11/15/15 (144A)                                     142,500
                                                                                                                  -----------
                                                                                                                  $   456,318
                                                                                                                  -----------
                                              Oil & Gas Exploration & Production - 1.7%
         210,000                B-/B3         Baytex Energy, Ltd., 9.625%, 7/15/10                                $   214,200
         245,000                B/B2          Compton Petroleum Corp., 7.625%, 12/1/13                                227,850
         170,000                CCC+/Caa1     Harvest Operations Corp., 7.875%, 10/15/11                              160,225
         165,000                B/B3          Hilcorp Energy Co., 7.75%, 11/1/15 (144A)                               162,113
         300,000                B-/Caa1       Parallel Petroleum Corp., 10.25%, 8/1/14                                300,000
         200,000                B/B1          Quicksilver Resources, Inc., 7.125%, 4/1/16                             196,500
          45,000                BB+/Ba2       Southern Star Central Corp., 6.75%, 3/1/16                               43,088
                                                                                                                  -----------
                                                                                                                  $ 1,303,976
                                                                                                                  -----------
                                              Oil & Gas Refining & Marketing - 0.2%
         125,000                B+/Ba2        Verasun Energy Corp., 9.875%, 12/15/12                              $   125,938
                                                                                                                  -----------

   The accompanying notes are an integral part of these financial statements.  7

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

       Principal  Floating      S&P/Moody's
          Amount  Rate (b)      Ratings
         USD ($)  (unaudited)   (unaudited)                                                                     Value
                                              Oil & Gas Storage & Transportation - 0.6%
          30,000                B+/B2         Copano Energy LLC, 8.125%, 3/1/16                           $    30,225
          75,000                B/B1          Inergy LP, 8.25%, 3/1/16                                         77,625
         280,000                BBB-/Baa3     NGPL Pipeco LLC, 6.514%, 12/15/12 (144A)                        284,290
          90,000                B+/B1         Transport De Gas Del Sur SA, 7.875%, 5/14/17 (144A)              78,075
                                                                                                          -----------
                                                                                                          $   470,215
                                                                                                          -----------
                                              Total Energy                                                $ 3,214,697
                                                                                                          -----------
                                              Materials - 2.6%
                                              Aluminum - 0.8%
          95,000                B-/B3         Aleris International, Inc., 9.0%, 12/15/14                  $    79,325
         205,000                B+/B1         Asia Aluminum Holdings, Ltd., 8.0%, 12/23/11 (144A)             197,825
         225,000                CCC+/B3       CII Carbon LLC, 11.125%, 11/15/15                               221,625
         140,000                B/B3          Novelis, Inc., 7.25%, 2/15/15                                   131,600
                                                                                                          -----------
                                                                                                          $   630,375
                                                                                                          -----------
                                              Commodity Chemicals - 1.3%
         110,000                BB/B3         Arco Chemical Co., 9.8%, 2/1/20                             $   106,700
         130,000                B-/B3         Basell Finance Co., 8.1%, 3/15/27 (144A)                         98,800
         420,000                B-/B2         Georgia Gulf Corp., 9.5%, 10/15/14 (a)                          334,950
EURO     225,000                B-/B2         Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)                274,335
EURO     145,000                B-/B2         Nell AF Sarl, 8.375%, 8/15/15 (144A)                            181,027
                                                                                                          -----------
                                                                                                          $   995,812
                                                                                                          -----------
                                              Construction Materials - 0.1%
         120,000                B-/B2         U.S. Concrete, Inc., 8.375%, 4/1/14                         $   105,000
                                                                                                          -----------
                                              Diversified Metals & Mining - 0.2%
          70,000                B-/B3         American Rock Salt Co., LLC, 9.5%, 3/15/14                  $    71,400
         100,000                BBB/Baa3      Vale Overseas, Ltd., 6.25%, 1/11/16                             100,160
                                                                                                          -----------
                                                                                                          $   171,560
                                                                                                          -----------
                                              Forest Products - 0.2%
         205,000                CCC+/Caa1     Ainsworth Lumber Co., Ltd., 7.25%, 10/1/12 (a)              $   123,513
                                                                                                          -----------
                                              Total Materials                                             $ 2,026,260
                                                                                                          -----------
                                              Capital Goods - 2.0%
                                              Building Products - 0.3%
         235,000      9.12      B+/B2         Builders Firstsource, Inc., Floating Rate Note, 2/15/12     $   204,450
                                                                                                          -----------
                                              Construction & Engineering - 0.3%
          50,000                BB-/Ba3       Desarrolladora Homex SA, 7.5%, 9/28/15                      $    50,375
         160,000                B+/Ba3        Dycom Industries, Inc., 8.125%, 10/15/15                        158,400
                                                                                                          -----------
                                                                                                          $   208,775
                                                                                                          -----------
                                              Construction, Farm Machinery & Heavy Trucks - 0.6%
         130,000                B+/B1         Commercial Vehicle Group, 8.0%, 7/1/13                      $   117,650
         270,000                B+/B2         Greenbrier Co., Inc., 8.375%, 5/15/15                           257,850
          65,000                B/B3          Titan Wheel International, Inc., 8.0%, 1/15/12                   62,725
                                                                                                          -----------
                                                                                                          $   438,225
                                                                                                          -----------
                                              Electrical Component & Equipment - 0.2%
         170,000                B/B3          Baldor Electric Co., 8.625%, 2/15/17                        $   175,100
                                                                                                          -----------

8  The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal  Floating      S&P/Moody's
     Amount  Rate (b)      Ratings
    USD ($)  (unaudited)   (unaudited)                                                                      Value
                                         Industrial Machinery - 0.2%
    150,000                B/B1          Gardner Denver, Inc., 8.0%, 5/1/13 (144A)                    $   151,500
     30,000                B/B3          Mueller Water Products, Inc., 7.375%, 6/1/17                      26,813
                                                                                                      -----------
                                                                                                      $   178,313
                                                                                                      -----------
                                         Trading Companies & Distributors - 0.4%
    325,000                BBB-/Baa3     Glencore Funding LLC, 6.0%, 4/15/14 (144A)                   $   326,902
                                                                                                      -----------
                                         Total Capital Goods                                          $ 1,531,765
                                                                                                      -----------
                                         Commercial Services & Supplies - 1.0%
                                         Diversified Commercial Services - 0.9%
     50,000                B+/Ba2        FTI Consulting, Inc., 7.75%, 10/1/16                         $    52,000
    500,000      9.74      B-/B3         NCO Group, Inc., Floating Rate Note, 11/15/13                    480,000
    145,000                B-/B3         Park-Ohio Industries, Inc., 8.375%, 11/15/14                     129,050
                                                                                                      -----------
                                                                                                      $   661,050
                                                                                                      -----------
                                         Environmental & Facilities Services - 0.1%
     80,000                BB-/Ba3       Clean Harbors, Inc., 11.25%, 7/15/12 (144A)                  $    85,900
                                                                                                      -----------
                                         Total Commercial Services & Supplies                         $   746,950
                                                                                                      -----------
                                         Transportation - 0.6%
                                         Marine - 0.2%
     85,000                BB+/NR        CMA CGM SA, 7.25%, 2/1/13 (144A)                             $    81,600
     40,000                B-/B3         Trailer Bridge, Inc., 9.25%, 11/15/11                             39,950
                                                                                                      -----------
                                                                                                      $   121,550
                                                                                                      -----------
                                         Railroads - 0.4%
    220,000                B+/B2         Kansas City Southern de Mexico, 7.375%, 6/1/14 (144A)        $   213,950
     95,000                B+/B2         Kansas City Southern de Mexico, 7.625%, 12/1/13                   93,694
                                                                                                      -----------
                                                                                                      $   307,644
                                                                                                      -----------
                                         Total Transportation                                         $   429,194
                                                                                                      -----------
                                         Automobiles & Components - 0.1%
                                         Auto Parts & Equipment - 0.1%
    130,000                B-/Caa1       Allison Transmission, 11.0%, 11/1/15 (144A)                  $   118,300
                                                                                                      -----------
                                         Total Automobiles & Components                               $   118,300
                                                                                                      -----------
                                         Consumer Durables & Apparel - 1.2%
                                         Footwear - 0.2%
    140,000                BB-/B1        Brown Shoe Co., Inc., 8.75%, 5/1/12                          $   142,800
                                                                                                      -----------
                                         Homebuilding - 0.8%
    175,000     6.722      BBB-/BBB-     C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49          $   161,063
    170,000      6.64      BBB-/NR       C8 Capital SPV, Ltd., Floating Rate Note, 12/31/49               161,099
    238,000                BB/Ba3        Meritage Homes Corp., 6.25%, 3/15/15                             165,410
    130,000                BB-/Ba3       Urbi Desarrollos Urbanos SAB de CV, 8.5%, 4/19/16 (144A)         133,250
                                                                                                      -----------
                                                                                                      $   620,822
                                                                                                      -----------
                                         Housewares & Specialties - 0.2%
    200,000                CCC+/Caa1     Yankee Acquisition Corp., 9.75%, 2/15/17 (a)                 $   183,000
                                                                                                      -----------
                                         Total Consumer Durables & Apparel                            $   946,622
                                                                                                      -----------

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

         Principal  Floating      S&P/Moody's
            Amount  Rate (b)      Ratings
           USD ($)  (unaudited)   (unaudited)                                                              Value
                                                Consumer Services - 0.4%
                                                Casinos & Gaming - 0.4%
           225,000                B-/Caa1       Station Casinos, Inc., 6.625%, 3/15/18               $   154,124
EURO       125,000                NR/B          Unibet Group Plc, 9.7%, 12/21/10                         182,525
                                                                                                     -----------
                                                                                                     $   336,649
                                                                                                     -----------
                                                Total Consumer Services                              $   336,649
                                                                                                     -----------
                                                Media - 1.0%
                                                Broadcasting & Cable TV - 0.7%
           250,000                BB+/Ba2       C&M Finance, Ltd., 8.1%, 2/1/16 (144A)               $   247,500
           310,000                B-/B2         Kabel Deutschland Gmbh, 10.625%, 7/1/14                  325,500
                                                                                                     -----------
                                                                                                     $   573,000
                                                                                                     -----------
                                                Movies & Entertainment - 0.3%
           185,000                B+/Ba2        Corp Interamer De Entret, 8.875%, 6/14/15 (144A)     $   187,775
                                                                                                     -----------
                                                Total Media                                          $   760,775
                                                                                                     -----------
                                                Retailing - 0.4%
                                                Automotive Retail - 0.1%
           115,000                BB+/Ba2       Autonation, Inc., 7.0%, 4/15/14                      $   108,963
                                                                                                     -----------
                                                General Merchandise Stores - 0.1%
           130,000                CCC+/Caa1     Central Garden & Pet Co., 9.125%, 2/1/13 (a)         $   111,475
                                                                                                     -----------
                                                Specialty Stores - 0.2%
           120,000                CCC+/B3       Sally Holdings, Inc., 9.25%, 11/15/14 (144A)         $   118,800
                                                                                                     -----------
                                                Total Retailing                                      $   339,238
                                                                                                     -----------
                                                Food, Beverage & Tobacco - 1.1%
                                                Agricultural Products - 0.2%
           130,000                BB/Ba2        Cosan Finance, Ltd., 7.0%, 2/1/17 (144A)             $   121,875
                                                                                                     -----------
                                                Brewers - 0.5%
            68,000                B+/Ba3        Cerveceria Nacio, 8.0% 3/27/14 (144A)                $    69,020
           220,000                BBB/Baa1      Cia Brasileira de Bebida, 8.75%, 9/15/13                 250,250
            80,000                BBB/Baa1      Cia Brasileira de Bebida, 10.5%, 12/15/11                 93,104
                                                                                                     -----------
                                                                                                     $   412,374
                                                                                                     -----------
                                                Distillers & Vintners - 0.4%
           290,000                BB-/Ba3       Constellation Brands, Inc., 8.375%, 12/15/14         $   290,724
                                                                                                     -----------
                                                Total Food, Beverage & Tobacco                       $   824,973
                                                                                                     -----------
                                                Health Care Equipment & Services - 0.8%
                                                Health Care Facilities - 0.4%
           265,000                BB-/B2        HCA, Inc., 9.625%, 11/15/16                          $   280,238
                                                                                                     -----------
                                                Health Care Services - 0.4%
           160,000                B-/B2         Phibro Animal Health Corp., 10.0%, 8/1/13 (144A)     $   160,000
           165,000                CCC+/B3       Rural/Metro Corp., 9.875%, 3/15/15                       160,050
                                                                                                     -----------
                                                                                                     $   320,050
                                                                                                     -----------
                                                Total Health Care Equipment & Services               $   600,288
                                                                                                     -----------
                                                Pharmaceuticals & Biotechnology - 0.8%
                                                Biotechnology - 0.2%
           200,000                CCC/Caa1      Angiotech Pharmaceutical, Inc., 7.75%, 4/1/14        $   167,500
                                                                                                     -----------

10 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Principal  Floating      S&P/Moody's
            Amount  Rate (b)      Ratings
           USD ($)  (unaudited)   (unaudited)                                                                     Value
                                                Pharmaceuticals - 0.6%
           320,000                B+/Ba3        Valeant Pharmaceuticals International, 7.0%, 12/15/11        $  307,600
           116,000                B-/B3         Warner Chilcott Corp., 8.75%, 2/1/15                            119,480
                                                                                                             ----------
                                                                                                             $  427,080
                                                                                                             ----------
                                                Total Pharmaceuticals & Biotechnology                        $  594,580
                                                                                                             ----------
                                                Banks - 2.1%
                                                Diversified Banks - 1.8%
           100,000                NR/Ba2        ALB Finance BV, 9.25%, 9/25/13                               $   78,000
           160,000                B/Ba1         ATF Bank JSC, 9.25%, 4/12/12 (144A)                             162,848
           100,000                BB+/Baa2      ATF Capital BV, 9.25%, 2/21/14 (144A)                           101,000
           100,000   10.46        NR/Ba1        Banco Macro SA, Floating Rate Note, 6/7/12                       71,000
           135,000                BB/Ba1        Kazkommerts International BV, 8.0%, 11/3/15                     112,050
           300,000                NR/Ba3        Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                      290,175
           100,000                BB+/Baa2      TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                        91,250
           240,000                BB+/Baa2      TNK-BP Finance SA, 7.5%, 7/18/16 (144A)                         232,500
           100,000                BB+/Baa2      TNK-BP Finance SA, 7.875%, 3/13/18 (144A)                        98,750
           175,000                BB/Ba1        Turanalem Finance BV, 8.5%, 2/10/15 (144A)                      153,563
                                                                                                             ----------
                                                                                                             $1,391,136
                                                                                                             ----------
                                                Thrifts & Mortgage Finance - 0.3%
           250,000    5.00        A/Baa1        Washington Mutual Bank, Floating Rate Note, 5/1/09           $  233,084
                                                                                                             ----------
                                                Total Banks                                                  $1,624,220
                                                                                                             ----------
                                                Diversified Financials - 3.2%
                                                Consumer Finance - 1.4%
           190,000                B/NR          Industrias Metalurgicas Pescarm, 11.25%, 10/22/14            $  177,422
           235,000                B/B1          Ford Motor Credit Co., 5.7%, 1/15/10                            211,730
            35,000                B/B1          Ford Motor Credit Co., 5.8%, 1/12/09                             33,222
           150,000                BB-/Ba2       Russian Stand Bank, 7.5%, 10/7/10 (144A)                        134,250
           250,000    4.96        Baa1/Baa1     SLM Corp., Floating Rate Note, 4/18/08                          247,357
           320,000    4.00        BBB+/Baa1     SLM Corp., Floating Rate Note, 7/25/14                          258,400
                                                                                                             ----------
                                                                                                             $1,062,381
                                                                                                             ----------
                                                Specialized Finance - 1.8%
           256,000    6.89        3 /Baa3       Alfa Dividend Payment Rights Finance, Floating Rate Note,
                                                12/15/11 (144A)                                              $  246,733
EURO       210,000                B-/BB         Ceva Group Plc, 8.5%, 12/1/14 (144A)                            252,980
           325,000                A/A2          CIT Group, Inc., 7.625%, 11/30/12                               329,422
           425,000                NR/BAA3       Coso Geothermal Power Holdings LLC, 7.0%, 7/15/26 (144A)        418,625
           200,000                NR/NR         Power Contract Financing LLC, 8.30%, 2/5/10 (144A)              172,750
                                                                                                             ----------
                                                                                                             $1,420,510
                                                                                                             ----------
                                                Total Diversified Financials                                 $2,482,891
                                                                                                             ----------
                                                Insurance - 3.2%
                                                Insurance Brokers - 0.1%
           100,000    8.74        CCC/B3        Usi Holdings Corp., Floating Rate Note, 11/15/14             $   85,500
                                                                                                             ----------
                                                Life & Health Insurance - 0.5%
           385,000                B/B2          Presidential Life Corp., 7.875%, 2/15/09                     $  381,150
                                                                                                             ----------
                                                Multi-Line Insurance - 1.3%
           355,000                A+/A1         American General Finance, 6.9%, 12/15/17                     $  355,355
           300,000                BB+/Ba1       Hanover Insurance Group, Inc., 7.625%, 10/15/25                 289,875
           340,000                BB+/Baa3      Liberty Mutual Group, 7.0%, 3/15/37 (144A)                      308,220
                                                                                                             ----------
                                                                                                             $  953,450
                                                                                                             ----------

   The accompanying notes are an integral part of these financial statements. 11

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

Principal    Floating      S&P/Moody's
   Amount    Rate (b)      Ratings
  USD ($)    (unaudited)   (unaudited)                                                                       Value
                                         Property & Casualty Insurance - 0.5%
  285,000                  BB+/NR        Kingsway America, Inc., 7.5%, 2/1/14                           $  300,736
   80,000                  BBB/Baa2      Ohio Casualty Corp., 7.3%, 6/15/14                                 85,809
                                                                                                        ----------
                                                                                                        $  386,545
                                                                                                        ----------
                                         Reinsurance - 0.8%
  365,000                  BBB/NR        Platinum Underwriters Holdings, Ltd., 7.50%, 6/1/17            $  376,629
  250,000          8.43    NR/NR         Redwood Capital X, Ltd., Floating Rate Note, 1/9/09 (144A)        250,075
                                                                                                        ----------
                                                                                                        $  626,704
                                                                                                        ----------
                                         Total Insurance                                                $2,433,349
                                                                                                        ----------
                                         Real Estate - 1.3%
                                         Real Estate Management & Development - 0.5%
   50,000         10.70    B-e/B-e       Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)            $   39,125
  375,000                  BB-/Ba3       Forest City Enterprises, Inc., 7.625%, 6/1/15                     361,875
                                                                                                        ----------
                                                                                                        $  401,000
                                                                                                        ----------
                                         Real Estate Investment Trusts - 0.8%
  120,000                  BB-/Ba2       BF Saul Real Estate Investment Trust, 7.5%, 3/1/14             $  110,400
  370,000                  AAA/Aaa       Trustreet Properties, Inc., 7.5%, 4/1/15                          398,028
   90,000                  BB+/Ba1       Ventas Realty Capital Corp., 7.125%, 6/1/15 (144A)                 90,900
                                                                                                        ----------
                                                                                                        $  599,328
                                                                                                        ----------
                                         Total Real Estate                                              $1,000,328
                                                                                                        ----------
                                         Software & Services - 0.6%
                                         Data Processing & Outsourced Services - 0.6%
  475,000                  B-/B3         First Data Corp., 9.875%, 9/24/15 (144A)                       $  441,750
                                                                                                        ----------
                                         Total Software & Services                                      $  441,750
                                                                                                        ----------
                                         Technology Hardware & Equipment - 0.7%
                                         Communications Equipment - 0.1%
  105,000                  NR/B1         Mastec, Inc., 7.625%, 2/1/17                                   $   98,700
                                                                                                        ----------
                                         Computer Storage & Peripherals - 0.1%
  125,000                  B-/Caa1       Sungard Data Systems, Inc., 10.25%, 8/15/15                    $  127,813
                                                                                                        ----------
                                         Electronic Manufacturing Services - 0.1%
   60,000                  BB-/Ba2       Flextronics International, Ltd., 6.5%, 5/15/13                 $   58,200
                                                                                                        ----------
                                         Technology Distributors - 0.4%
  311,000                  BB+/Ba1       Anixter International Corp., 5.95%, 3/1/15                     $  280,288
                                                                                                        ----------
                                         Total Technology Hardware & Equipment                          $  565,001
                                                                                                        ----------
                                         Semiconductors - 0.2%
  160,000                  B-/B2         Freescale Semiconductor, 9.125%, 12/15/14                      $  136,000
   40,000          8.87    B/B2          Freescale Semiconductor, Floating Rate Note, 12/15/14              34,000
                                                                                                        ----------
                                                                                                        $  170,000
                                                                                                        ----------
                                         Total Semiconductors                                           $  170,000
                                                                                                        ----------
                                         Telecommunication Services - 1.9%
                                         Integrated Telecommunication Services - 0.7%
  300,000                  B-/B3         PGS Solutions, Inc., 9.872%, 2/15/17 (144A)                    $  285,000
   85,000                  B-/B3         Stratos Global Corp., 9.875%, 2/15/13                              89,675
   63,000                  B3/Baa3       Tele Norte Leste Participacoes SA, 8.0%, 12/18/13                  65,520
  100,000                  BB-/Ba3       Windstream Corp., 8.625%, 8/1/16                                  105,000
                                                                                                        ----------
                                                                                                        $  545,195
                                                                                                        ----------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Principal  Floating      S&P/Moody's
       Amount  Rate (b)      Ratings
      USD ($)  (unaudited)   (unaudited)                                                                           Value
                                           Wireless Telecommunication Services - 1.2%
      360,000                NR/B3         Digicel, Ltd., 9.25%, 9/1/12 (144A)                               $   366,767
      240,000                B-/B3         Intelsat Intermediate Holding Co., Ltd., 0.0%, 2/1/15                 196,200
      390,000                B/B1          True Move Co., Ltd., 10.75%, 12/16/13 (144A)                          393,900
                                                                                                             -----------
                                                                                                             $   956,867
                                                                                                             -----------
                                           Total Telecommunication Services                                  $ 1,502,062
                                                                                                             -----------
                                           Utilities - 2.4%
                                           Electric Utilities - 1.8%
      245,000                NR/B3         Caiua Servicos de Electricidad SA, 11.125%, 4/2/49 (144A)         $   236,425
      350,000                BB-/Ba3       Intergen NV, 9.0%, 6/30/17                                            368,375
      247,392                NR/Ba1        Juniper Generation LLC, 6.79%, 12/31/14 (144A)                        256,971
      250,000                BBB-/Baa3     Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                      254,585
      250,000                BBB+/Baa2     West Penn Power Co., 5.95%, 12/15/17                                  251,219
                                                                                                             -----------
                                                                                                             $ 1,367,575
                                                                                                             -----------
                                           Gas Utilities - 0.1%
      125,000      7.20      BB/Ba1        Southern Union Co., Floating Rate Note, 11/1/66                   $   122,948
                                                                                                             -----------
                                           Independent Power Producer & Energy Traders - 0.3%
      210,000                CCC/B3        TXU Energy Co., 10.25%, 11/1/15                                   $   207,900
                                                                                                             -----------
                                           Multi-Utilities - 0.2%
      180,000                BB/Ba2        NSG Holdings LLC, 7.75%, 12/15/25 (144A)                          $   179,910
                                                                                                             -----------
                                           Total Utilities                                                   $ 1,878,333
                                                                                                             -----------
                                           TOTAL CORPORATE BONDS
                                           (Cost $25,074,016)                                                $24,568,225
                                                                                                             -----------
                                           U.S. GOVERNMENT & AGENCY OBLIGATIONS - 49.1%
    1,269,843                              Federal Home Loan Mortgage Corp., 4.5%, 4/1/20 - 4/1/35           $ 1,239,348
    1,849,827                              Federal Home Loan Mortgage Corp., 5.0%, 12/1/21 - 5/1/37            1,812,675
    2,446,545                              Federal Home Loan Mortgage Corp., 5.5%, 10/1/16 - 3/15/37           2,448,793
      374,880                              Federal Home Loan Mortgage Corp., 6.0%, 6/1/17 - 6/1/35               382,271
      644,802                              Federal Home Loan Mortgage Corp., 6.5%, 11/1/37                       662,815
      264,521                              Federal National Mortgage Association, 4.0%, 7/1/18                   254,576
    1,079,150                              Federal National Mortgage Association, 4.5%, 5/1/20 - 9/1/35        1,036,761
    7,345,632                              Federal National Mortgage Association, 5.0%, 2/1/20 - 7/1/37        7,256,697
       37,506                              Federal National Mortgage Association, 5.429%, 12/1/36                 37,963
      321,828                              Federal National Mortgage Association, 5.5%, 3/1/18 - 5/1/34          323,940
       49,991                              Federal National Mortgage Association, 5.575%, 1/1/37                  50,688
       15,184                              Federal National Mortgage Association, 6.0% 12/1/31 - 11/1/32          15,489
       10,939                              Federal National Mortgage Association, 6.5%, 7/1/31 - 2/1/32           11,313
          845                              Federal National Mortgage Association, 7.0%, 9/1/29                       891
        1,810                              Government National Mortgage Association I, 7.0%, 3/15/31               1,919
       95,893                              Government National Mortgage Association II, 5.5%, 3/20/34             96,112
      178,534                              Government National Mortgage Association II, 6.0%, 11/20/33           182,397
    1,114,897                              Government National Mortgage Association, 4.5%,
                                           9/15/33 - 3/15/36                                                   1,067,730
    3,917,253                              Government National Mortgage Association, 5.0%,
                                           12/15/34 - 4/15/36                                                  3,860,415
    4,835,700                              Government National Mortgage Association, 5.5%,
                                           10/15/19 - 2/15/37                                                  4,873,848
      622,907                              Government National Mortgage Association, 6.0%,
                                           5/15/17 - 8/15/34                                                     638,425

   The accompanying notes are an integral part of these financial statements. 13

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

          Principal Floating      S&P/Moody's
             Amount Rate (b)      Ratings
            USD ($) (unaudited)   (unaudited)
             75,764
                328
              8,556
            240,000
            720,000
          4,506,557
            620,706
            325,000
            450,000
            115,000
            350,000
            545,000
            777,000
            770,000
            715,000
            520,000
ITL     195,000,000               B+/B2
EURO        560,000               AAA/Aaa
JPY      79,912,800               NR/NR
SEK       3,445,000               AAA/Aaa
SEK       2,955,000               NR/NR
NOK       1,500,000               AAA/Aaa
NOK       1,320,000               AAA/Aaa
AUD         532,000               AAA/Aaa
AUD         207,000               AAA/Aaa
            175,000               B/B3
             50,000               B/B3
             60,000     7.42      AAA/NR
            200,000    8.625      NR/NR

          Principal
             Amount
            USD ($)                                                                               Value
             75,764  Government National Mortgage Association, 6.5%,
                     3/15/29 - 1/15/33                                                           78,568
                328  Government National Mortgage Association, 7.0%, 3/15/31                        347
              8,556  Government National Mortgage Association, 7.5%, 5/15/23                      9,084
            240,000  U.S. Treasury Bonds, 4.625%, 11/15/16                                      251,344
            720,000  U.S. Treasury Bonds, 6.25%, 8/15/23                                        862,032
          4,506,557  U.S. Treasury Inflation Notes, 2.375%, 1/15/17                           4,755,472
            620,706  U.S. Treasury Inflation Notes, 2.5%, 7/15/16                               661,925
            325,000  U.S. Treasury Notes, 4.25%, 11/15/14                                       335,283
            450,000  U.S. Treasury Notes, 4.25%, 8/15/15                                        461,883
            115,000  U.S. Treasury Notes, 4.5%, 11/15/15                                        119,825
            350,000  U.S. Treasury Notes, 5.0%, 5/15/37                                         381,473
            545,000  U.S. Treasury Notes, 5.25%, 2/15/29                                        599,543
            777,000  U.S. Treasury Notes, 5.375%, 2/15/31                                       875,400
            770,000  U.S. Treasury Notes, 5.5%, 8/15/28                                         871,905
            715,000  U.S. Treasury Notes, 8.75%, 5/15/17                                        972,735
            520,000  U.S. Treasury Strip, 0.0%, 11/15/13                                        420,977
                                                                                              ---------
                                                                                            $37,912,862
                                                                                            -----------
                     TOTAL U.S. GOVERNMENT AGENCY & OBLIGATIONS
                     (Cost $36,730,460)                                                     $37,912,862
                                                                                            -----------
                     FOREIGN GOVERNMENT BONDS - 4.9%
ITL     195,000,000  Banco Nac De Desen Econo, 8.0%, 4/28/10                                $   152,938
EURO        560,000  Government of France, 3.75% 4/25/17                                        778,275
JPY      79,912,800  Government of Japan, 1.1%, 12/10/16                                        721,525
SEK       3,445,000  Government of Sweden, 5.25%, 3/15/11                                       549,855
SEK       2,955,000  Government of Sweden, 5.5%, 10/8/12                                        482,024
NOK       1,500,000  Norwegian Government, 5.5%, 5/15/09                                        279,065
NOK       1,320,000  Norwegian Government, 6.0%, 5/16/11                                        252,758
AUD         532,000  Ontario Province, 5.5%, 4/23/13                                            427,552
AUD         207,000  United Kingdom Treasury, 6.0%, 8/14/13                                     172,786
                                                                                            -----------
                                                                                            $ 3,816,778
                                                                                            -----------
                     TOTAL FOREIGN GOVERNMENT BONDS
                     (Cost $3,381,174)                                                      $ 3,816,778
                                                                                            -----------
                     MUNICIPAL BONDS - 0.4%
                     Municipal Airport - 0.3%
            175,000  New Jersey Economic Development Authority Special Facility Revenue,
                     7.0%, 11/15/30                                                         $   176,078
             50,000  New Jersey Economic Development Authority, 6.25%, 9/15/29                   46,736
                                                                                            -----------
                                                                                            $   222,814
                                                                                            -----------
                     Municipal Utilities - 0.1%
             60,000  San Antonio Texas Electric & Gas, Floating Rate Note, 2/1/19 (144A)    $    79,353
                                                                                            -----------
                     TOTAL MUNICIPAL BONDS
                     (Cost $251,099)                                                        $   302,167
                                                                                            -----------
                     SENIOR FLOATING RATE LOAN INTERESTS - 5.3%**
                     Energy - 0.3%
                     Oil & Gas Exploration & Production - 0.3%
            200,000  SandRidge Energy, Inc., Floating Rate Loan, 4/1/15                     $   199,500
                                                                                            -----------
                     Total Energy                                                           $   199,500
                                                                                            -----------

14 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal  Floating      S&P/Moody's
    Amount  Rate (b)      Ratings
   USD ($)  (unaudited)   (unaudited)                                                                  Value
                                        Materials - 0.6%
                                        Paper Packaging - 0.1%
    97,491    6.8657      BB+/Ba2       Georgia-Pacific Corp., Term B Loan, 12/20/12                $ 93,051
                                                                                                    --------
                                        Precious Metals & Minerals - 0.3%
   233,842      7.33      BB-/BA3       Algoma Steel, Inc., Term Loan, 6/20/14                      $222,734
                                                                                                    --------
                                        Steel - 0.2%
   199,000     9.845      NR/NR         Niagara Corp., Term Loan, 6/29/14                           $183,080
                                                                                                    --------
                                        Total Materials                                             $498,865
                                                                                                    --------
                                        Capital Goods - 0.5%
                                        Construction & Engineering - 0.1%
    91,794    7.5925      BB/Ba2        URS Corp., Tranche B Term Loan, 5/1/13                      $ 91,833
                                                                                                    --------
                                        Electrical Component & Equipment - 0.4%
    78,125     7.455      BB-/Ba2       Flextronics International, A-1-A Delayed Loan, 10/1/14      $ 76,563
   271,680    7.3944      BB-/Ba1       Flextronics International, A Closing Date, 10/1/14           266,246
                                                                                                    --------
                                                                                                    $342,809
                                                                                                    --------
                                        Total Capital Goods                                         $434,642
                                                                                                    --------
                                        Commercial Services & Supplies - 0.3%
                                        Diversified Commercial Services - 0.3%
   250,000    7.0925      B+/B2         J.G.Wentworth LLC, First Lien Loan, 3/1/14                  $230,313
                                                                                                    --------
                                        Total Commercial Services & Supplies                        $230,313
                                                                                                    --------
                                        Consumer Durables & Apparel - 0.4%
                                        Homebuilding - 0.2%
   224,918    7.7249      B+/B2         LandSource Communities, Facility B Loan, 2/13/13            $173,749
                                                                                                    --------
                                        Housewares & Specialties - 0.2%
   149,250      7.33      BB-/Ba3       Jarden Corp., Term Loan B3, 1/24/12                         $146,078
                                                                                                    --------
                                        Total Consumer Durables & Apparel                           $319,827
                                                                                                    --------
                                        Consumer Services - 0.4%
                                        Casinos & Gaming - 0.4%
    58,333      8.75      NR/Ba3        New World Gaming, Delayed Draw Loan, 7/16/14                $ 53,667
   291,667      8.75      BB-/NR        New World Gaming, Term Advance Loan, 7/16/14                 268,333
                                                                                                    --------
                                                                                                    $322,000
                                                                                                    --------
                                        Total Consumer Services                                     $322,000
                                                                                                    --------
                                        Retailing - 0.3%
                                        Specialty Stores - 0.3%
   247,494      7.52      NR/NR         Sally Holdings LLC, Term B Loan, 11/18/13                   $238,935
                                                                                                    --------
                                        Total Retailing                                             $238,935
                                                                                                    --------
                                        Health Care Equipment & Services - 0.3%
                                        Health Care Facilities - 0.3%
    14,368    6.9728      B+/Ba2        Sun Health Care Group, Inc., Delayed Draw Loan, 1/15/08     $ 13,793
    40,230      4.83      B+/Ba2        Sun Health Care Group, Inc., Synthetic LC Loan, 4/12/14       38,621
   177,246    7.1277      B+/Ba2        Sun Health Care Group, Inc., Term Loan, 4/12/14              170,156
                                                                                                    --------
                                                                                                    $222,570
                                                                                                    --------
                                        Total Health Care Equipment & Services                      $222,570
                                                                                                    --------
                                        Pharmaceuticals & Biotechnology - 0.3%
                                        Pharmaceuticals - 0.3%
   233,819      8.38      BB/NR         Talecris Biotherapeutics, First Lien Term Loan, 12/6/13     $232,504
                                                                                                    --------
                                        Total Pharmaceuticals & Biotechnology                       $232,504
                                                                                                    --------

   The accompanying notes are an integral part of these financial statements. 15

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

    Principal  Floating      S&P/Moody's
       Amount  Rate (b)      Ratings
      USD ($)  (unaudited)   (unaudited)                                                                Value
                                           Insurance - 0.3%
                                           Insurance Brokers - 0.3%
    249,375        7.83      BB-/NR        Alliant Holdings I, Inc., Term Loan, 8/21/14            $  239,400
                                                                                                   ----------
                                           Total Insurance                                         $  239,400
                                                                                                   ----------
                                           Technology Hardware & Equipment - 0.3%
                                           Technology Distributors - 0.3%
    204,488        9.11      BB-/Ba3       Scitor Corp., Term Loan, 9/28/14                        $  203,976
                                                                                                   ----------
                                           Total Technology Hardware & Equipment                   $  203,976
                                                                                                   ----------
                                           Semiconductors - 0.1%
                                           Semiconductors - 0.1%
     99,000       6.975      BB/NR         Freescale Semiconductor, Inc., Term Loan, 12/2/13       $   91,977
                                                                                                   ----------
                                           Total Semiconductors                                    $   91,977
                                                                                                   ----------
                                           Telecommunication Services - 0.7%
                                           Integrated Telecommunication Services - 0.3%
      1,417      1.9333      BB-/Ba2       Telesat Canda, U.S. Term II Loan, 10/24/14              $    1,386
    248,740      7.9478      BB-/Ba2       Telesat Canda, U.S. Term I Loan, 10/24/14                  243,241
                                                                                                   ----------
                                                                                                   $  244,627
                                                                                                   ----------
                                           Wireless Telecommunication Services - 0.3%
    247,702      7.5777      BB-/Ba2       Stratos Global Corp., Term B Facility Loan, 2/13/12     $  241,045
                                                                                                   ----------
                                           Total Telecommunication Services                        $  485,672
                                                                                                   ----------
                                           Utilities - 0.5%
                                           Independent Power Producer & Energy Traders - 0.5%
    228,847        7.08      D/Ba3         Calpine Corp., First Priority Term Loan, 3/29/09        $  223,412
     41,213        6.48      BB/Ba1        NRG Energy, Inc., Credit Linked Loan, 2/1/13                39,394
     99,024        6.58      BB/Ba1        NRG Energy, Inc., Term Loan, 2/1/13                         94,655
                                                                                                   ----------
                                                                                                   $  357,461
                                                                                                   ----------
                                           Total Utilities                                         $  357,461
                                                                                                   ----------
                                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                           (Cost $4,223,284)                                       $4,077,642
                                                                                                   ----------
    Shares
                                           COMMON STOCKS - 0.1%
                                           Transportation - 0.1%
                                           Airlines - 0.1%
      2,368                                Northwest Airlines, Inc.*                               $   34,360
                                                                                                   ----------
                                           Total Transportation                                    $   34,360
                                                                                                   ----------
                                           TOTAL COMMON STOCKS
                                           (Cost $78,683)                                          $   34,360
                                                                                                   ----------
                                           RIGHTS/WARRANTS - 0.0%
                                           Transportation - 0.0%
                                           Railroads - 0.0%
        210                                Atlantic Express Transportation, Exp. 4/15/08           $    2,625
                                                                                                   ----------
                                           Total Transportation                                    $    2,625
                                                                                                   ----------
                                           TOTAL RIGHTS/WARRANTS
                                           (Cost $0)                                               $    2,625
                                                                                                   ----------
                                           TEMPORARY CASH INVESTMENTS - 1.0%
                                           Security Lending Collateral - 1.0%
    760,616                                Securities Lending Investment Fund, 5.19%               $  760,616
                                                                                                   ----------

16 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Value
      TOTAL TEMPORARY CASH INVESTMENTS
      (Cost $760,616)                           $   760,616
                                                -----------
      TOTAL INVESTMENT IN SECURITIES - 96.3%
      (Cost $73,504,212)(c)                     $74,369,656
                                                -----------
      OTHER ASSETS AND LIABILITIES - 3.7%       $ 2,838,149
                                                -----------
      TOTAL NET ASSETS - 100.0%                 $77,207,805
                                                ===========

*       Non-income producing security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2007, the value of these securities amounted to $11,055,737 or 14.3% of total net assets.
NR      Not rated by either S&P or Moody's.
(a)     At December 31, 2007, the following securities were out on loan:

    Principal
       Amount     Description                                        Value
     $202,950     Ainsworth Lumber Co., Ltd., 7.25%, 10/1/12      $122,277
      128,700     Central Garden & Pet Co., 9.125%, 2/1/13         110,360
      380,650     Georgia Gulf Corp, 9.5%, 10/15/14                303,568
      198,000     Yankee Acquisition Corp., 9.75%, 2/15/17         181,170
                                                                  --------
                  Total                                           $717,375
                                                                  ========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.
(c) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $73,504,250 was as follows:

   Aggregate gross unrealized gain for all investments in which there is an excess of       $  2,131,068
  value over tax cost
   Aggregate gross unrealized loss for all investments in which there is an excess of tax     (1,265,662)
  cost over value                                                                           ------------
   Net unrealized gain                                                                      $    865,406
                                                                                            ============

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
NOTE:  Principal amounts are denominated in U.S. Dollars unless otherwise denoted:
AUD    Australian Dollar
DKK    Danish Krone
EURO   Euro
ITL    Italian Lira
JPY    Japanese Yen
NOK    Norwegian Krone
SEK    Swedish Krone

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007, were as follows:

                                   Purchases           Sales
   Long-term U.S. Government      $36,718,795       $29,249,069
   Other Long-term Securities     $20,307,420       $13,923,409

   The accompanying notes are an integral part of these financial statements. 17

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
Class I                                            12/31/07      12/31/06       12/31/05       12/31/04       12/31/03

Net asset value, beginning of period               $ 10.80       $ 10.76        $ 11.26         $ 11.01       $  9.67
                                                   -------       -------        -------         -------       -------
Increase from investment operations:
 Net investment income                             $  0.58       $  0.55        $  0.61         $  0.60       $  0.62
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                        0.09          0.12          (0.31)           0.47          1.38
                                                   -------       -------        -------         -------       -------
  Net increase from investment operations          $  0.67       $  0.67        $  0.30         $  1.07       $  2.00
Distributions to shareowners:
 Net investment income                               (0.58)        (0.58)         (0.64)          (0.66)        (0.66)
 Net realized gain                                   (0.06)        (0.05)         (0.16)          (0.16)           --
                                                   -------       -------        -------         -------       -------
  Net increase (decrease) in net asset value       $  0.03       $  0.04        $ (0.50)        $  0.25       $  1.34
                                                   -------       -------        -------         -------       -------
Net asset value, end of period                     $ 10.83       $ 10.80        $ 10.76         $ 11.26       $ 11.01
                                                   =======       =======        =======         =======       =======
Total return*                                         6.43%         6.48%          2.74%          10.25%        21.24%
Ratio of net expenses to average net assets+          0.84%         0.83%          0.89%           1.03%         1.25%
Ratio of net investment income to average
 net assets+                                          5.26%         5.13%          5.57%           5.52%         5.95%
Portfolio turnover rate                                 64%           44%            46%             53%           68%
Net assets, end of period (in thousands)           $17,665       $18,989        $20,662         $20,814       $19,312
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                         0.84%         0.83%          0.89%           1.03%         1.25%
 Net investment income                                5.26%         5.13%          5.57%           5.52%         5.95%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+ Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

18 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                5/1/03 (a)
                                                    Year Ended     Year Ended     Year Ended     Year Ended         to
Class II                                             12/31/07       12/31/06       12/31/05       12/31/04       12/31/03
Net asset value, beginning of period                 $ 10.80        $ 10.76        $ 11.26        $ 11.01         $ 10.41
                                                     -------        -------        -------        -------         -------
Increase (decrease) from investment operations:
 Net investment income                               $  0.53        $  0.51        $  0.55        $  0.55         $  0.41
 Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions                                          0.12           0.14          (0.28)          0.49            0.62
                                                     -------        -------        -------        -------         -------
  Net increase from investment operations            $  0.65        $  0.65        $  0.27        $  1.04         $  1.03
Distributions to shareowners:
 Net investment income                                 (0.56)         (0.56)         (0.61)         (0.63)          (0.43)
 Net realized gain                                     (0.06)         (0.05)         (0.16)         (0.16)             --
                                                     -------        -------        -------        -------         -------
  Net increase (decrease) in net asset value         $  0.03        $  0.04        $ (0.50)       $  0.25         $  0.60
                                                     -------        -------        -------        -------         -------
Net asset value, end of period                       $ 10.83        $ 10.80        $ 10.76        $ 11.26         $ 11.01
                                                     =======        =======        =======        =======         =======
Total return*                                           6.17%          6.24%          2.49%          9.95%          10.90%(b)
Ratio of net expenses to average net assets+            1.08%          1.07%          1.14%          1.29%           1.49%**
Ratio of net investment income to average
 net assets+                                            5.03%          4.88%          5.30%          5.49%           5.08%**
Portfolio turnover rate                                   64%            44%            46%            53%             68%(b)
Net assets, end of period (in thousands)             $59,543        $48,052        $40,045        $25,027         $ 3,663
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                           1.08%          1.07%          1.14%          1.29%           1.49%**
 Net investment income                                  5.03%          4.88%          5.30%          5.49%           5.08%**

(a) Class II shares were first publicly offered on May 1, 2003.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, and sales charges.

   The accompanying notes are an integral part of these financial statements. 19

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of
 $717,375) (cost $73,504,212)                                                          $ 74,369,656
 Foreign currencies, at value (cost $2,520,401)                                           2,724,602
 Receivables --
 Investment securities sold                                                                 507,137
 Portfolio shares sold                                                                       16,253
 Interest                                                                                   847,296
 Forward foreign currency portfolio hedge contacts, open-net                                  1,412
 Other                                                                                          996
                                                                                       ------------
  Total assets                                                                         $ 78,467,352
                                                                                       ------------
LIABILITIES:
 Payables --
 Investment securities purchased                                                       $    250,000
 Portfolio shares repurchased                                                                78,128
 Dividends                                                                                      476
 Upon return of securities loaned                                                           760,616
 Due to bank                                                                                106,534
 Due to affiliates                                                                            9,848
 Accrued expenses                                                                            53,472
 Unrealized depreciation on unfunded corporate loans                                            473
                                                                                       ------------
  Total liabilities                                                                    $  1,259,547
                                                                                       ------------
NET ASSETS:
 Paid-in capital                                                                       $ 75,173,917
 Undistributed net investment income                                                        894,454
 Accumulated net realized gain on investments and foreign currency transactions              65,889
 Net unrealized gain on investments                                                         864,971
 Net unrealized gain on forward foreign currency contracts and other assets and liabilities
 denominated in foreign currencies                                                          208,574
                                                                                       ------------
  Total net assets                                                                     $ 77,207,805
                                                                                       ------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $17,665,205/1,631,098 shares)                                       $      10.83
                                                                                       ------------
 Class II (based on $59,542,600/5,497,990 shares)                                      $      10.83
                                                                                       ------------

20 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Interest (net of foreign taxes withheld of $184)                                       $4,399,239
 Income from securities loaned, net                                                          2,225
                                                                                        ----------
  Total investment income                                                                               $4,401,464
                                                                                                        ----------
EXPENSES:
 Management fees                                                                        $  468,272
 Transfer agent fees and expenses
 Class I                                                                                     1,511
 Class II                                                                                    1,511
 Distribution fees (Class II)                                                              135,442
 Administrative fees                                                                        16,210
 Custodian fees                                                                             30,754
 Professional fees                                                                          36,803
 Printing expense                                                                           16,837
 Fees and expenses of nonaffiliated trustees                                                 5,433
 Miscellaneous                                                                              23,974
                                                                                        ----------
  Total expenses                                                                                        $  736,747
                                                                                                        ----------
   Net investment income                                                                                $3,664,717
                                                                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on:
 Investments                                                                            $  433,420
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                        81,628      $  515,048
                                                                                        ----------      ----------
 Change in net unrealized gain (loss) on:
 Investments                                                                            $  (13,593)
 Unfunded corporate loans                                                                     (473)
 Forward foreign currency contracts and other assets and liabilities denominated in
  foreign currencies                                                                       233,187      $  219,121
                                                                                        ----------      ----------
 Net gain on investments foreign currency transactions                                                  $  734,169
                                                                                                        ----------
 Net increase in net assets resulting from operations                                                   $4,398,886
                                                                                                        ==========

   The accompanying notes are an integral part of these financial statements. 21

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                             Year Ended        Year Ended
                                                                                              12/31/07          12/31/06
FROM OPERATIONS:
Net investment income                                                                      $   3,664,717     $   3,104,185
Net realized gain on investments and foreign currency transactions                               515,048           769,465
Change in net unrealized gain (loss) on investments and foreign currency transactions            219,121            27,775
                                                                                           -------------     -------------
  Net increase in net assets resulting from operations                                     $   4,398,886     $   3,901,425
                                                                                           -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.58 and $0.58 per share, respectively)                                         $    (964,681)    $  (1,059,142)
 Class II ($0.56 and $0.56 per share, respectively)                                           (2,801,756)       (2,235,620)
Net realized gain:
 Class I ($0.06 and $0.05 per share, respectively)                                               (97,901)          (95,758)
 Class II ($0.06 and $0.05 per share, respectively)                                             (289,780)         (211,483)
                                                                                           -------------     -------------
  Total distributions to shareowners                                                       $  (4,154,118)    $  (3,602,003)
                                                                                           -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                           $  25,658,519     $  13,951,457
Reinvestment of distributions                                                                  4,146,944         3,570,906
Cost of shares repurchased                                                                   (19,883,006)      (11,488,616)
                                                                                           -------------     -------------
  Net increase in net assets resulting from
    Portfolio share transactions                                                           $   9,922,457     $   6,033,747
                                                                                           -------------     -------------
  Net increase in net assets                                                               $  10,167,225     $   6,333,169
NET ASSETS:
Beginning of year                                                                             67,040,580        60,707,411
                                                                                           -------------     -------------
End of year                                                                                $  77,207,805     $  67,040,580
                                                                                           =============     =============
Undistributed net investment income, end of year                                           $     894,454     $     547,679
                                                                                           =============     =============

                                     '07 Shares        '07 Amount       '06 Shares       '06 Amount
CLASS I
Shares sold                             218,594      $   2,353,237        232,122      $  2,485,261
Reinvestment of distributions            97,928          1,055,408        105,161         1,123,803
Less shares repurchased                (442,830)        (4,775,644)      (500,163)       (5,370,642)
                                       --------      -------------       --------      ------------
  Net decrease                         (126,308)     $  (1,366,999)      (162,880)     $ (1,761,578)
                                       --------      -------------       --------      ------------
CLASS II
Shares sold                           2,161,498      $  23,305,282      1,068,521      $ 11,466,196
Reinvestment of distributions           286,906          3,091,536        229,026         2,447,103
Less shares repurchased              (1,397,871)       (15,107,362)      (571,426)       (6,117,974)
                                     ----------      -------------      ---------      ------------
  Net increase                        1,050,533      $  11,289,456        726,121      $  7,795,325
                                     ==========      =============      =========      ============

22 The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

The Pioneer Strategic Income VCT Portfolio (the Portfolio) is one of 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust) a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

When interest rates rise, the prices of fixed income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the exchange. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Discounts and premiums on fixed income securities are accreted and amortized, respectively, on a yield-to-maturity basis and are included in interest income. Dividend and interest income from foreign securities are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 6)

D.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2007, no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2007, the Portfolio has reclassified $448,495 to increase undistributed net investment income and $448,495 to decrease accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

     The Portfolio has elected to defer approximately $47,792 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

     The tax character of distributions paid during the fiscal years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

--------------------------------------------------------------------------------

                                      2007            2006
--------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                  $3,866,467      $3,453,073
 Long-Term capital gain              287,651         148,930
                                  ----------      ----------
   Total distributions            $4,154,118      $3,602,003
                                  ==========      ==========
 Distributable Earnings:
 Undistributed ordinary income    $1,009,586
 Post-October Loss Deferral          (47,792)
 Unrealized appreciation           1,072,094
                                  ----------
   Total                          $2,033,888
                                  ==========

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark-to-market of foreign currency contracts.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees for Class II shares are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in cash equivalent investments.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or subcustodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Unfunded Loan Commitments
As of December 31, 2007, the Portfolio had unfunded loan commitments of approximately $30,912 (excluding unrealized depreciation on those commitments of $473 as of December 31, 2007) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------

Borrower                                               Unfunded Commitment
--------------------------------------------------------------------------------
 Sun Healthcare Group, Inc., Delayed Draw Term Loan         $ 11,495
 Telesat Canada, U.S. Term II Loan                            19,417

--------------------------------------------------------------------------------

3. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,242 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                             (continued)
--------------------------------------------------------------------------------

4. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,390 in transfer agent fees payable to PIMSS at December 31, 2007.

5. Distribution Plan
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,216 in distribution fees payable to PFD at December 31, 2007.

6. Forward Foreign Currency Contracts
During the year ended December 31, 2007, the Portfolio had entered into various contracts that obligate the Portfolio to deliver currencies at specified future dates. At the maturity of a contract, the Portfolio must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 2007, outstanding forward Portfolio hedge contracts were as follows:

----------------------------------------------------------------------------------------------------
                                                                                             Net
                            Contracts to     In Exchange     Settlement                  Unrealized
Currency                       Deliver           For            Date          Value      Gain (Loss)
----------------------------------------------------------------------------------------------------
 Australian Dollar (AUD)   (405,000)        $(356,538)      1/7/08       $(355,126)     $1,412

7. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 70.31% and 2.35%, respectively.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of Pioneer Strategic Income VCT Portfolio:

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Boston, Massachusetts
February 8, 2008

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio

The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Portfolio's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses

The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that, although the Portfolio's management fee for the twelve months ended June 30, 2007 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period, it was only two basis points higher than the median management fee of such peer group. The Trustees also noted that the Portfolio's management fee for the period was in the third quintile relative to its Strategic

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Insight peer group. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients, including oversight of the Portfolio's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the investment performance of the Portfolio.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the Portfolio was relatively small compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonable foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer portfolios. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer portfolios. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

                                            Trustees and Officers
Investment Adviser and Administrator        The Board of Trustees provides broad
Pioneer Investment Management, Inc.         supervision over the Portfolio's
                                            affairs. The officers of the Trust
Custodian                                   are responsible for the Trust's
Brown Brothers Harriman & Co.               operations. The Trustees and
                                            officers are listed below, together
Principal Underwriter                       with their principal occupations
Pioneer Funds Distributor, Inc.             during the past five years. Trustees
                                            who are interested persons of the
Independent Registered Public               Trust within the meaning of the 1940
Accounting Firm                             Act are referred to as Interested
Ernst & Young LLP                           Trustees. Trustees who are not
                                            interested persons of the Trust are
Legal Counsel                               referred to as Independent Trustees.
Bingham McCutchen LLP                       Each of the Trustees (except Mr.
                                            Bock) serves as a trustee of each of
Shareowner Services and Transfer Agent      the 77 U.S. registered investment
Pioneer Investment Management               portfolios for which Pioneer serves
Shareholder Services, Inc.                  as investment adviser (the "Pioneer
                                            Funds"). Mr. Bock serves as Trustee
                                            of 76 of the 77 Pioneer Funds. The
                                            address for all Trustees and all
                                            officers of the Trust is 60 State
                                            Street, Boston, Massachusetts 02109.

                                            The statement of additional
                                            information provides more detailed
                                            information regarding the Trustees
                                            and Officers and is available upon
                                            request, without charge, by calling
                                            1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           POSITIONS HELD    LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST    AND TERM OF OFFICE
John F. Cogan, Jr. (81)*   Chairman of the   Trustee since 1994. Serves
                           Board, Trustee    until a successor trustee is
                           and President     elected or earlier
                                             retirement or removal.
*Mr. Cogan is an Interested Trustee because he is an officer or director of the Portfolio's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                           Pioneer; Chairman and Director of Pioneer Institutional Asset Management,
                           Inc. (since 2006); Director of Pioneer Alternative Investment Management
                           Limited (Dublin); President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds; Director of
                           PIOGLOBAL Real Estate Investment Fund (Russia) (until June 2006);
                           Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc.
                           (since 2004); Director of Fiduciary Counseling, Inc.; President and Director
                           of Pioneer Funds Distributor, Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP
----------------------------------------------------------------------------------------------------------

NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*   None
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            POSITIONS HELD   LENGTH OF SERVICE
NAME, AGE AND ADDRESS       WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)          Trustee          Trustee since 2005. Serves
                                             until a successor trustee
                                             is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)           Trustee          Trustee since 2000. Serves
                                             until a successor trustee
                                             is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Trustee          Trustee since 2000. Serves
                                             until a successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee          Trustee since 2006. Serves
                                             until a successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)    Trustee          Trustee since 1994. Serves
                                             until a successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)          Trustee          Trustee since 2000. Serves
                                             until a successor trustee is
                                             elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS       PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (64)          Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - present); Partner, Federal
                            City Capital Advisors (boutique merchant bank) (1997 to 2004); and
                            Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                            based mortgage trading company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------
Mary K. Bush (59)           President, Bush International, LLC (international financial advisory firm)
------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)   Founding Director, Vice-President and Corporate Secretary, The Winthrop
                            Group, Inc. (consulting firm); and Desautels Faculty of Management,
                            McGill University
------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive Vice President, The
                            Bank of New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)    President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                            (investment banking firm)
------------------------------------------------------------------------------------------------------------
John Winthrop (71)          President, John Winthrop & Co., Inc. (private investment firm)
------------------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)          Director of The Enterprise Social Investment
                            Company (privately-held affordable housing
                            finance company); and Director of New York
                            Mortgage Trust (publicly traded mortgage
                            REIT)
--------------------------------------------------------------------------------
Mary K. Bush (59)           Director of Brady Corporation (industrial
                            identification and specialty coated material
                            products manufacturer); Director of Briggs
                            & Stratton Co. (engine manufacturer);
                            Director of UAL Corporation (airline holding
                            company) Director of Mantech International
                            Corporation (national security, defense,
                            and intelligence technology firm): and
                            Member, Board of Governors, Investment
                            Company Institute
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)   None
--------------------------------------------------------------------------------
Thomas J. Perna (57)        Director of Quadriserv Inc. (technology
                            products for securities lending industry)
--------------------------------------------------------------------------------
Marguerite A. Piret (59)    Director of New America High Income Fund,
                            Inc. (closed-end investment company)
--------------------------------------------------------------------------------
John Winthrop (71)          None
--------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                              POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                  WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)      Executive Vice   Since March 2007. Serves
                              President        at the discretion of the
                                               Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (60)      Secretary        Since 2000. Serves at the
                                               discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)    Assistant        Since 2003. Serves at the
                              Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (62)             Treasurer        Since 2000. Serves at the
                                               discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)          Assistant        Since 2004. Serves at the
                              Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)         Assistant        Since 2000. Serves at the
                              Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)            Assistant        Since 2002. Serves at the
                              Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant        Since 2003. Serves at the
                              Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief            Since January 2007.
                              Compliance       Serves at the discretion of
                              Officer          the Board
--------------------------------------------------------------------------------

NAME AND AGE                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Daniel K. Kingsbury (49)      Director, CEO and President of Pioneer Investment Management USA Inc.,
                              Pioneer Investment Management, Inc. and Pioneer Institutional Asset
                              Management, Inc. (since March 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of Pioneer Global Asset
                              Management S.p.A. (since March 2007); Head of New Markets Division,
                              Pioneer Global Asset Management S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)      Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                              Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                              Funds since September 2003 (Assistant Secretary from November 2000 to
                              September 2003)
------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)    Associate General Counsel of Pioneer since January 2008 and Assistant
                              Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------
Vincent Nave (62)             Vice President - Fund Accounting, Administration and Controllership
                              Services of Pioneer; and Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)          Deputy Treasurer of Pioneer since 2004 and Assistant Treasurer of all of the
                              Pioneer Funds since November 2004; Treasurer and Senior Vice President,
                              CDC IXIS Asset Management Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)         Assistant Vice President - Fund Accounting, Administration and
                              Controllership Services of Pioneer; and Assistant Treasurer of all of the
                              Pioneer Funds
------------------------------------------------------------------------------------------------------------
Gary Sullivan (49)            Fund Accounting Manager - Fund Accounting, Administration and
                              Controllership Services of Pioneer; and Assistant Treasurer of all of the
                              Pioneer Funds
------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration and
                              Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                              Mutual Fund Operations of State Street Corporation from June 2002 to
                              June 2003 (formerly Deutsche Bank Asset Management)
------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December 2006 and of all the
                              Pioneer Funds since January 2007; Vice President and Compliance Officer,
                              MFS Investment Management (August 2005 to December 2006);
                              Consultant, Fidelity Investments (February 2005 to July 2005);
                              Independent Consultant (July 1997 to February 2005)
------------------------------------------------------------------------------------------------------------

NAME AND AGE                  OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)      None
-----------------------------------------------------------------------
Dorothy E. Bourassa (60)      None
-----------------------------------------------------------------------
Christopher J. Kelley (43)    None
-----------------------------------------------------------------------
Vincent Nave (62)             None
-----------------------------------------------------------------------
Mark E. Bradley (48)          None
-----------------------------------------------------------------------
Luis I. Presutti (42)         None
-----------------------------------------------------------------------
Gary Sullivan (49)            None
-----------------------------------------------------------------------
Katherine Kim Sullivan (34)   None
-----------------------------------------------------------------------
Teri W. Anderholm (48)        None
-----------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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                                                                              33

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34

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                                                                              35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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36

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                                                              37

[LOGO]PIONEER
      Investments(R)

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


                                                                  [Logo] PIONEER
                                                                  Investments(R)


                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares





                                                                   ANNUAL REPORT
                                                               December 31, 2007

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                       2

  Comparing Ongoing Portfolio Expenses                                   3

  Portfolio Management Discussion                                        4

  Schedule of Investments                                                6

  Financial Statements                                                  17

  Notes to Financial Statements                                         22

  Report of Independent Registered Public Accounting Firm               26

  Approval of Investment Advisory Agreement                             27

  Trustees, Officers and Service Providers                              29

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/07
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

U.S. Corporate Bonds                    63.1%
U.S. Common Stocks                      14.7%
Convertible Corporate Bonds              8.4%
Convertible Preferred Stocks             4.4%
Senior Secured Loans                     3.5%
Temporary Cash Investment                2.8%
U.S. Preferred Stocks                    1.8%
Municipal Bonds                          1.0%
Collateralized Mortgage Obligations      0.3%

Maturity Distribution
(As a percentage of total investment in securities)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED DOCUMENT.]

0-1 year                 9.1%
1-3 years               15.9%
3-4 years               13.9%
4-6 years               38.4%
6-8 years               14.0%
8+ years                 8.7%

Five Largest Holdings
(As a percentage of long-term holdings)

1.        DRS Technologies, Inc.,
           6.875%, 11/1/13                   2.75%
2.        Mueller Industries, Inc.,
           6.0%, 11/1/14                     2.69
3.        Esterline Technology,
           7.75%, 6/15/13                    2.55
4.        Wesco Distribution, Inc.,
           7.5%, 10/15/17                    2.44
5.        Baldor Electric,
           8.625%, 2/15/17                   2.28

The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07
--------------------------------------------------------------------------------
Prices and Distributions

Net Asset Value Per Share      12/31/07      12/31/06
  Class I                      $ 11.05       $ 11.01
  Class II                     $ 11.04       $ 11.01


                            Net
Distributions Per Share     Investment     Short-Term        Long-Term
1/1/07 - 12/31/07           Income         Capital Gains     Capital Gains
  Class I                   $ 0.5995       $ 0.0011          $ 0.0093
  Class II                  $ 0.5720       $ 0.0011          $ 0.0093

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Pioneer High Yield VCT Portfolio at net asset value, compared to that of Merrill Lynch
(ML) High Yield Master II Index and of the ML Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED DOCUMENT.]

            Pioneer High Yield      Pioneer High Yield                          ML Convertible Bonds
              VCT Portfolio,          VCT Portfolio,          ML High Yield     (Speculative Quality)
                Class II                 Class I             Master II Index            Index

5/00             10,000                  10,000                  10,000              10,000
                 10,623                  10,608                   9,769               8,424
12/01            12,387                  12,410                  10,206               7,883
                 12,211                  12,114                  10,013               7,747
12/03            16,215                  16,054                  12,831              10,535
                 17,517                  17,300                  14,226              11,867
12/05            17,859                  17,594                  14,612              11,485
                 19,379                  19,045                  16,335              13,454
12/07            20,532                  20,110                  16,693              13,661


Index comparisons begin on 4/30/00. The ML High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The ML Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2007)

--------------------------------------------------------------------------------
                                   Class I          Class II
--------------------------------------------------------------------------------
Life-of-Class (5/1/00)              9.55%            9.25%
5 Years                            10.95%           10.67%
1 Year                              5.95%            5.59%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other variable annuities. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2007 through December 31, 2007.

       Share Class                                 I               II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $ 1,000.57       $   998.49
       Expenses Paid During Period*            $     3.78       $     5.04

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2007 through December 31, 2007.


       Share Class                                  I               II
       -------------------------------------------------------------------
       Beginning Account Value on 7/1/07       $ 1,000.00       $ 1,000.00
       Ending Account Value on 12/31/07        $ 1,021.42       $ 1,020.16
       Expenses Paid During Period*            $     3.82       $     5.09

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/07
--------------------------------------------------------------------------------

Problems among subprime mortgages offset solid corporate profits and historically low default rates in the high-yield market during the year ended December 31, 2007. Here, portfolio managers Andrew Feltus and Tracy Wright explain the factors that helped Pioneer High Yield VCT Portfolio outperform the high-yield market during its 2007 fiscal year.

Q.   How did the Portfolio perform?

A. For the year ended December 31, 2007, the Portfolio's Class I and II shares had total returns based on net asset value of 5.95% and 5.59%, respectively. By comparison, the Merrill Lynch High Yield Master II Index returned 2.19%, the Merrill Lynch Convertible Securities/Speculative Grade Index returned 1.54%, and the 108 funds in the Lipper Variable Annuity High Current Yield Funds category returned an average of 2.55%.

     Call 1-800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q.   What was the investment environment like for high-yield bonds?

A. During the first stages of the period, the market was bolstered by solid corporate profits, a strong global economy, a vibrant environment for mergers and acquisitions, and a historically low default rate. However, problems in the subprime mortgage market started to emerge in the first quarter of 2007 and became more profound in the summer. Access to credit became much tighter, and investors pulled assets out of riskier asset classes including high yield, hurting performance.

Q. What factors helped the Portfolio outperform the Merrill Lynch High Yield Master II Index?

A. Performance was buoyed by our ability to invest across a company's capital structure. We were able to target a way to invest in the best companies by incorporating holdings among high-yield bonds, floating-rate loans, equity holdings and equity-linked exposure - including convertible preferred stock and convertible bonds. Successful security selection was the main driver of the Portfolio's outperformance of the High Yield Master II Index, including our investments in equities and convertible securities. On the sector level, performance was buoyed by overweighting utilities, chemicals, metals/mining and aerospace, and by underweighting homebuilders and the automotive group. The Portfolio's overweighting of real estate investment trusts (REITs) and underweighting of telecommunications detracted from relative performance.

Q. Which Portfolio holdings contributed most to relative performance during the past 12 months? Which detracted?

A. The Portfolio's holdings of the convertible bonds and stock of metals and mining firm Freeport McMoRan appreciated, as the firm successfully integrated its acquisition of Phelps Dodge. Freeport's business also benefited from rising copper and gold prices that were propelled by robust global economic growth. Our stake in the stock of electric utility NRG Energy also contributed, as the

A Word About Risk:

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Call 800-688-9915 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     company successfully focused on its core business, cash generation, and maximizing profits. General Cable, where the Portfolio held an equity and convertible position, rose on the strength of a large acquisition that should help expand its business globally, as well as from strong non-residential construction and the company's efficient introduction of new products. The bonds of aerospace and defense contractor Esterline Technologies also helped, as investors looked to this defensive sector in a flight to quality. Lastly, the Portfolio's convertible holdings in EDO, an electronics company focused on defense applications, appreciated when it was announced that the company was going to be acquired.

     Bonds issued by chemical company Lyondell declined as the company was purchased through a leveraged buyout, a move that caused the bonds to depreciate. Another chemical company bond holding, Georgia Gulf, detracted due to its exposure to the lagging homebuilding industry. Finally, Forest City Enterprises, a real estate operating company, suffered from weakness in its sector.

Q.   What is your outlook for 2008?

A. Volatility remains, given uncertainty about how much the subprime mortgage crisis will handcuff financial institutions. The global economy appears to be rebalancing, with U.S. economic growth slowing at the same time that economies overseas remain fairly solid, particularly in the emerging markets. For the first time in several years, bonds in the high-yield market are attractively valued relative to a default rate that has remained at historical lows. For our part, we will continue to focus on security selection as the main driver of performance, using the Portfolio's flexibility to look for the best way to invest in a company's capital structure.












     Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of the opinion of Portfolio management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
               Rate (c)        Ratings
    Shares     (unaudited)     (unaudited)                                                                            Value
                                               CONVERTIBLE PREFERRED STOCKS - 4.4%
                                               Energy - 0.8%
                                               Oil & Gas Exploration & Production - 0.8%
    16,500                     B+/NR           Petroquest Energy, 6.875%, 12/31/49                             $  1,023,000
                                                                                                               ------------
                                               Total Energy                                                    $  1,023,000
                                                                                                               ------------
                                               Materials - 2.0%
                                               Diversified Metals & Mining - 2.0%
     1,200                     NR/NR           Freeport-McMoran Copper & Gold, 5.5%, 12/31/49                  $  2,663,250
                                                                                                               ------------
                                               Total Materials                                                 $  2,663,250
                                                                                                               ------------
                                               Capital Goods - 0.6%
                                               Electrical Component & Equipment - 0.6%
     2,000                     B+/NR           General Cable Corp., 5.75%, 11/24/13                            $    735,500
                                                                                                               ------------
                                               Total Capital Goods                                             $    735,500
                                                                                                               ------------
                                               Banks - 0.3%
                                               Thrifts & Mortgage Finance - 0.3%
    14,000                     NR/NR           Sovereign Cap Trust IV, 4.375%, 3/1/34                          $    460,250
                                                                                                               ------------
                                               Total Banks                                                     $    460,250
                                                                                                               ------------
                                               Utilities - 0.7%
                                               Multi-Utilities - 0.7%
    10,000                     NR/NR           CMS Energy Corp., 4.5%, 12/31/49                                $    905,000
                                                                                                               ------------
                                               Total Utilities                                                 $    905,000
                                                                                                               ------------
                                               TOTAL CONVERTIBLE PREFERRED STOCKS
                                               (Cost $4,274,625)                                               $  5,787,000
                                                                                                               ------------


Principal
Amount ($)
                                               CONVERTIBLE CORPORATE BONDS - 8.3%
                                               Materials - 0.7%
                                               Gold - 0.7%
   980,000                     B-/NR           Coeur D'Alene Mines Corp., 1.25%, 1/15/24                       $    893,025
                                                                                                               ------------
                                               Total Materials                                                 $    893,025
                                                                                                               ------------
                                               Capital Goods - 1.5%
                                               Aerospace & Defense - 0.4%
   315,000                     NR/NR           EDO Corp., 4.0%, 11/15/25                                       $    529,315
                                                                                                               ------------
                                               Electrical Component & Equipment - 0.7%
 1,095,000                     BB+/Ba2         Roper Industries, Inc., 1.4813%, 1/15/34                        $    858,206
                                                                                                               ------------
                                               Trading Companies & Distributors - 0.4%
   605,000                     B/NR            Wesco Distribution, Inc., 1.75%, 11/15/26                       $    508,956
                                                                                                               ------------
                                               Total Capital Goods                                             $  1,896,477
                                                                                                               ------------
                                               Consumer Services - 0.5%
                                               Casinos & Gaming - 0.5%
   695,000                     B+/B1           Shuffle Master, 1.25%, 4/15/24                                  $    628,975
                                                                                                               ------------
                                               Total Consumer Services                                         $    628,975
                                                                                                               ------------

6    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
Principal      Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                    Value
                                               Media - 1.3%
                                               Advertising - 1.3%
 1,800,000                     B/Ba3           Interpublic Group Co., 4.25%, 3/15/23 (144A)            $  1,761,750
                                                                                                       ------------
                                               Total Media                                             $  1,761,750
                                                                                                       ------------
                                               Retailing - 0.7%
                                               Automotive Retail - 0.7%
 1,000,000                     B/B2            Sonic Automotive, Inc., 5.25%, 5/7/09                   $    980,000
                                                                                                       ------------
                                               Total Retailing                                         $    980,000
                                                                                                       ------------
                                               Health Care Equipment & Services - 0.4%
                                               Health Care Services - 0.4%
   715,000                     B+/B2           Omnicare, Inc., 3.25%, 12/15/35                         $    521,056
                                                                                                       ------------
                                               Health Care Supplies - 0.0%
    35,000                     B-/NR           Inverness Medical Innovation, 3.0%, 5/15/16 (144A)      $     46,681
                                                                                                       ------------
                                               Total Health Care Equipment & Services                  $    567,737
                                                                                                       ------------
                                               Pharmaceuticals & Biotechnology - 1.1%
                                               Biotechnology - 0.4%
   635,000                     NR/NR           Mannkind Corp., 3.75%, 12/15/13                         $    525,463
                                                                                                       ------------
                                               Life Sciences Tools & Services - 0.3%
   410,000                     NR/NR           Diversa Corp., 5.5%, 4/1/27 (144A)                      $    356,700
                                                                                                       ------------
                                               Pharmaceuticals - 0.4%
   775,000                     NR/NR           Epix Medical, 3.0%, 6/15/24 (144A)                      $    521,188
                                                                                                       ------------
                                               Total Pharmaceuticals & Biotechnology                   $  1,403,351
                                                                                                       ------------
                                               Real Estate - 1.4%
                                               Office Real Estate Investment Trusts - 0.4%
   600,000                     NR/NR           Alexandria Real, 3.7%, 1/15/27 (144A)                   $    600,000
                                                                                                       ------------
                                               Retail Real Estate Investment Trusts - 1.0%
 1,550,000                     NR/NR           General Growth Properties 3.98%, 4/15/27 (144A)         $  1,251,624
                                                                                                       ------------
                                               Total Real Estate                                       $  1,851,624
                                                                                                       ------------
                                               Technology Hardware & Equipment - 0.7%
                                               Electronic Equipment & Instruments - 0.5%
   500,000                     NR/NR           Newport Corp., 2.5%, 2/15/12 (144A)                     $    435,625
   250,000                     B+/B3           Vishay Intertechnology, 3.625%, 8/1/23                       248,750
                                                                                                       ------------
                                                                                                       $    684,375
                                                                                                       ------------
                                               Technology Distributors - 0.2%
   250,000                     BB-/NR          Anixter Intl, Inc., 1.0%, 2/15/13 (144A)                $    285,313
                                                                                                       ------------
                                               Total Technology Hardware & Equipment                   $    969,688
                                                                                                       ------------
                                               TOTAL CONVERTIBLE CORPORATE BONDS
                                               (Cost $11,886,314)                                      $ 10,952,627
                                                                                                       ------------

The accompanying notes are an integral part of these financial statements.     7

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
               Rate (c)        Ratings
    Shares     (unaudited)     (unaudited)                                                                            Value
                                               PREFERRED STOCKS - 1.8%
                                               Insurance - 0.5%
                                               Life & Health Insurance - 0.5%
    34,000                                     Delphi Financial Group, 7.376%, 5/15/37                         $    627,939
                                                                                                               ------------
                                               Total Insurance                                                 $    627,939
                                                                                                               ------------
                                               Real Estate - 1.3%
                                               Real Estate Management & Development - 1.3%
    75,000                                     Forest City Enterprises, 7.375%, 2/1/34                         $  1,694,250
                                                                                                               ------------
                                               Total Real Estate                                               $  1,694,250
                                                                                                               ------------
                                               TOTAL PREFERRED STOCKS
                                               (Cost $2,765,606)                                               $  2,322,189
                                                                                                               ------------
                                               COMMON STOCKS - 14.6%
                                               Energy - 1.0%
                                               Integrated Oil & Gas - 0.1%
     5,225                                     Sandridge Energy, Inc.*(b)                                      $    187,369
                                                                                                               ------------
                                               Oil & Gas Refining & Marketing - 0.9%
    15,600                                     Tesoro Petroleum Corp.                                          $    744,120
     6,000                                     Valero Energy Corp.                                                  420,180
                                                                                                               ------------
                                                                                                               $  1,164,300
                                                                                                               ------------
                                               Total Energy                                                    $  1,351,669
                                                                                                               ------------
                                               Materials - 2.4%
                                               Construction Materials - 0.1%
     1,752                                     Texas Industries, Inc. (b)                                      $    122,815
                                                                                                               ------------
                                               Diversified Metals & Mining - 1.0%
    10,400                                     Freeport-McMoRan Copper & Gold, Inc. (Class B)                  $  1,065,376
    81,000                                     Polymet Mining Corp.*                                                263,250
                                                                                                               ------------
                                                                                                               $  1,328,626
                                                                                                               ------------
                                               Gold - 0.3%
     8,700                                     Barrick Gold Corp.                                              $    365,835
                                                                                                               ------------
                                               Industrial Gases - 0.4%
     5,300                                     Air Products & Chemicals, Inc.                                  $    522,739
                                                                                                               ------------
                                               Specialty Chemicals - 0.6%
    39,100                                     RPM, Inc.                                                       $    793,730
                                                                                                               ------------
                                               Total Materials                                                 $  3,133,745
                                                                                                               ------------
                                               Capital Goods - 3.0%
                                               Building Products - 0.5%
    16,400                                     Lennox International, Inc.                                      $    679,288
                                                                                                               ------------
                                               Construction & Farm Machinery & Heavy Trucks - 0.4%
    31,600                                     Commercial Vehicle Group, Inc.*                                 $    458,200
                                                                                                               ------------
                                               Electrical Component & Equipment - 1.3%
    10,200                                     Cooper Industries, Inc.                                         $    539,376
    16,400                                     General Cable Corp.*                                               1,201,792
                                                                                                               ------------
                                                                                                               $  1,741,168
                                                                                                               ------------

8    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
               Rate (c)        Ratings
  Shares       (unaudited)     (unaudited)                                                                            Value
                                               Industrial Machinery - 0.8%
   8,800                                       ESCO Technologies, Inc.*                                        $    351,472
  10,500                                       ITT Corp.                                                            693,420
                                                                                                               ------------
                                                                                                               $  1,044,892
                                                                                                               ------------
                                               Total Capital Goods                                             $  3,923,548
                                                                                                               ------------
                                               Food, Beverage & Tobacco - 0.2%
                                               Tobacco - 0.2%
   4,900                                       Reynolds American, Inc.                                         $    323,204
                                                                                                               ------------
                                               Total Food, Beverage & Tobacco                                  $    323,204
                                                                                                               ------------
                                               Health Care Equipment & Services - 0.9%
                                               Health Care Equipment - 0.5%
   9,050                                       Beckman Coulter, Inc.                                           $    658,840
                                                                                                               ------------
                                               Health Care Supplies - 0.4%
   9,000                                       Inverness Medical Innovations, Inc.*                            $    505,620
                                                                                                               ------------
                                               Total Health Care Equipment & Services                          $  1,164,460
                                                                                                               ------------
                                               Pharmaceuticals & Biotechnology - 2.0%
                                               Biotechnology - 0.6%
  11,900                                       PDL BioPharma, Inc.*                                            $    208,488
  22,799                                       Vertex Pharmaceuticals Inc.*                                         529,621
                                                                                                               ------------
                                                                                                               $    738,109
                                                                                                               ------------
                                               Life Sciences Tools & Services - 1.4%
  14,200                                       Bio-Rad Laboratories, Inc.*                                     $  1,471,404
   7,500                                       Thermo Fisher Scientific, Inc.*                                      432,600
                                                                                                               ------------
                                                                                                               $  1,904,004
                                                                                                               ------------
                                               Total Pharmaceuticals & Biotechnology                           $  2,642,113
                                                                                                               ------------
                                               Real Estate - 1.0%
                                               Diversified Real Estate Investment Trusts - 0.1%
   4,600                                       Liberty Property Trust (b)                                      $    132,526
                                                                                                               ------------
                                               Mortgage Real Estate Investment Trusts - 0.4%
  31,700                                       Annaly Capital Management Inc.                                  $    576,306
                                                                                                               ------------
                                               Retail Real Estate Investment Trusts - 0.5%
  14,977                                       General Growth Pro TLB SC                                       $    616,753
                                                                                                               ------------
                                               Total Real Estate                                               $  1,325,585
                                                                                                               ------------
                                               Technology Hardware & Equipment - 1.5%
                                               Communications Equipment - 0.2%
   6,400                                       CommScope, Inc.*                                                $    314,944
                                                                                                               ------------
                                               Computer Storage & Peripherals - 0.2%
  12,900                                       Network Appliance, Inc.*                                        $    321,984
                                                                                                               ------------
                                               Electronic Equipment & Instruments - 0.8%
  10,100                                       Amphenol Corp.                                                  $    468,337
   5,100                                       Itron, Inc.*                                                         489,447
                                                                                                               ------------
                                                                                                               $    957,784
                                                                                                               ------------

The accompanying notes are an integral part of these financial statements.     9

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                   (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
               Rate (c)        Ratings
  Shares       (unaudited)     (unaudited)                                                                            Value
                                               Electronic Manufacturing Services - 0.3%
   9,300                                       Tyco Electronics, Ltd.*                                         $    345,309
                                                                                                               ------------
                                               Total Technology Hardware & Equipment                           $  1,940,021
                                                                                                               ------------
                                               Utilities - 2.6%
                                               Gas Utilities - 0.5%
   3,000                                       Questar Corp.                                                   $    162,300
  18,700                                       Southern Union Co.                                                   549,032
                                                                                                               ------------
                                                                                                               $    711,332
                                                                                                               ------------
                                               Independent Power Producer & Energy Traders - 1.8%
  53,200                                       NRG Energy, Inc.*                                               $  2,305,687
                                                                                                               ------------
                                               Multi-Utilities - 0.3%
   3,700                                       Public Service Enterprise Group, Inc.                           $    363,488
                                                                                                               ------------
                                               Total Utilities                                                 $  3,380,507
                                                                                                               ------------
                                               TOTAL COMMON STOCKS
                                               (Cost $14,589,128)                                              $ 19,184,852
                                                                                                               ------------

Principal
Amount ($)
                                               COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
                                               Materials - 0.3%
                                               Forest Products - 0.3%
   450,000                     BB/Ba2          T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)                      $    406,917
                                                                                                               ------------
                                               Total Materials                                                 $    406,917
                                                                                                               ------------
                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                               (Cost $453,996)                                                 $    406,917
                                                                                                               ------------
                                               CORPORATE BONDS - 62.5%
                                               Energy - 6.7%
                                               Coal & Consumable Fuels - 0.9%
 1,250,000                     B+/B2           Massey Energy Co., 6.875%, 12/15/13                             $  1,178,125
                                                                                                               ------------
                                               Oil & Gas Equipment & Services - 0.4%
   300,000                     BB/Ba2          Bristow Group, Inc., 7.5%, 9/15/17 (144A)                       $    301,500
   225,000                     B/B2            Complete Production Service, 8.0%, 12/15/16                          217,688
                                                                                                               ------------
                                                                                                               $    519,188
                                                                                                               ------------
                                               Oil & Gas Exploration & Production - 2.3%
   550,000                     BB-/B1          Cimarex Energy Co., 7.125%, 5/1/17                              $    540,375
   370,000                     B+/B1           Forest Oil Corp., 7.25%, 6/15/19                                     371,850
   105,000                     B/B3            Hilcorp Energy, 7.75%,11/1/15 (144A)                                 103,163
   650,000                     B/B3            Hilcorp Energy, 9.0%, 6/1/16 (144A)                                  672,750
   650,000                     B/B3            Mariner Energy, Inc., 7.5%, 4/15/13 (144A)                           625,625
   650,000                     B-/Caa1         Parallel Petroleum Corp., 10.25%, 8/1/14                             650,000
                                                                                                               ------------
                                                                                                               $  2,963,763
                                                                                                               ------------
                                               Oil & Gas Refining & Marketing - 2.0%
 1,531,000                     B+/B1           Frontier Oil Corp., 6.625%, 10/1/11                             $  1,523,345
   750,000                     BB+/Ba1         Tesoro Corp., 6.625%, 11/1/15                                        742,500
   360,000                     B-/B3           Verasun Energy Corp., 9.375%, 6/1/17 (144A)                          314,100
                                                                                                               ------------
                                                                                                               $  2,579,945
                                                                                                               ------------

10   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
Principal      Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                            Value
                                               Oil & Gas Storage & Transportation - 1.1%
 1,250,000                     B+/B1           Holly Energy Partners LP, 6.25%, 3/1/15                         $  1,150,000
   405,000     7.00            BB/Ba1          Teppco Partners LP, Floating Rate Note, 6/1/67                       369,987
                                                                                                               ------------
                                                                                                               $  1,519,987
                                                                                                               ------------
                                               Total Energy                                                    $  8,761,008
                                                                                                               ------------
                                               Materials - 11.5%
                                               Aluminum - 2.2%
   415,000     8.74            CCC+/B3         Noranda Aluminum Acquis, Floating Rate Note,
                                               5/15/15 (144A)                                                  $    348,600
 2,750,000                     B/B3            Novelis, Inc., 7.25%, 2/15/15                                      2,585,000
                                                                                                               ------------
                                                                                                               $  2,933,600
                                                                                                               ------------
                                               Commodity Chemicals - 6.5%
 1,750,000                     BB/B3           Arco Chemical Co., 9.8%, 2/1/20                                 $  1,697,500
 2,850,000                     B-/B2           Georgia Gulf Corp., 9.5%, 10/15/14                                 2,272,875
   645,000                     B-/B3           Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)                       574,050
 2,090,000                     B-/B3           Millenium America, Inc., 7.625%, 11/15/26                          1,734,700
 2,500,000                     B+/Ba3          Nova Chemicals Corp., 7.875%, 9/15/25                              2,237,500
                                                                                                               ------------
                                                                                                               $  8,516,625
                                                                                                               ------------
                                               Construction Materials - 0.3%
   100,000                     B/B2            Advanced Glass Yarn Corp., 11.0%, 11/15/14 (144A)               $     97,000
   300,000                     BB-/Ba3         Texas Industries, Inc., 7.25%, 7/15/13                               294,000
                                                                                                               ------------
                                                                                                               $    391,000
                                                                                                               ------------
                                               Metal & Glass Containers - 1.9%
 2,050,000                     B/B2            Crown Cork and Seal Co., Inc., 7.375%, 12/15/26                 $  1,865,500
   605,000                     BB-/Ba2         Greif Brothers Corp., 6.75%, 2/1/17                                  591,388
                                                                                                               ------------
                                                                                                               $  2,456,888
                                                                                                               ------------
                                               Steel - 0.6%
   930,000                     B-/Caa1         Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)                $    762,600
                                                                                                               ------------
                                               Total Materials                                                 $ 15,060,713
                                                                                                               ------------
                                               Capital Goods - 17.2%
                                               Aerospace & Defense - 5.1%
 3,500,000                     B/B3            DRS Technologies, Inc., 6.875%, 11/1/13                         $  3,482,500
 3,150,000                     B+/B1           Esterline Technology, 7.75%, 6/15/13                               3,228,750
                                                                                                               ------------
                                                                                                               $  6,711,250
                                                                                                               ------------
                                               Building Products - 0.4%
   570,000                     B/B2            Esco Corp., 8.625%, 12/15/13 (144A)                             $    570,000
                                                                                                               ------------
                                               Construction & Farm Machinery & Heavy Trucks - 1.1%
 1,550,000                     B+/B2           Greenbrier Co., Inc., 8.375%, 5/15/15                           $  1,480,250
                                                                                                               ------------
                                               Electrical Component & Equipment - 2.9%
 2,800,000                     B/B3            Baldor Electric, 8.625%, 2/15/17                                $  2,884,000
   145,000                     BB-/Ba2         Belden CDT, Inc., 7.0%, 3/15/17                                      141,375
   750,000                     B+/B1           General Cable Corp., 7.125%, 4/1/17                                  735,000
                                                                                                               ------------
                                                                                                               $  3,760,375
                                                                                                               ------------

The accompanying notes are an integral part of these financial statements.    11

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
Principal      Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                            Value
                                               Industrial Machinery - 5.4%
 2,500,000                     B/B1            Gardner Denver, Inc., 8.0%, 5/1/13 (144A)                       $  2,525,000
 3,750,000                     NR/NR           Mueller Industries, Inc., 6.0%, 11/1/14                            3,407,813
 1,265,000                     B/B3            Mueller Water Products, 7.375%, 6/1/17                             1,130,594
                                                                                                               ------------
                                                                                                               $  7,063,407
                                                                                                               ------------
                                               Trading Companies & Distributors - 2.3%
 3,320,000                     B/B1            Wesco Distribution, Inc., 7.5%, 10/15/17                        $  3,087,600
                                                                                                               ------------
                                               Total Capital Goods                                             $ 22,672,882
                                                                                                               ------------
                                               Commercial Services & Supplies - 2.2%
                                               Diversified Commercial Services - 2.1%
 1,000,000                     B-/Caa1         NCO Group, Inc., 11.875%, 11/15/14                              $    930,000
 1,910,000      9.74           B-/B3           NCO Group, Inc., Floating Rate Note, 11/15/13                      1,833,600
                                                                                                               ------------
                                                                                                               $  2,763,600
                                                                                                               ------------
                                               Environmental & Facilities Services - 0.1%
   100,000     10.30           NR/NR           Ohio Air Quality Development, Floating Rate Note, 6/8/22        $     92,350
                                                                                                               ------------
                                               Total Commercial Services & Supplies                            $  2,855,950
                                                                                                               ------------
                                               Transportation - 0.2%
                                               Railroads - 0.2%
   275,000                     B+/B2           Kansas City Southern Mex, 7.375%, 6/1/14 (144A)                 $    267,438
                                                                                                               ------------
                                               Total Transportation                                            $    267,438
                                                                                                               ------------
                                               Automobiles & Components - 0.4%
                                               Auto Parts & Equipment - 0.4%
   220,000                     B-/Caa1         Allison Transmission, 11.0%, 11/1/15 (144A)                     $    200,200
   335,000                     B-/Caa1         Allison Transmission, 11.25%, 11/1/15 (144A)                         295,638
                                                                                                               ------------
                                                                                                               $    495,838
                                                                                                               ------------
                                               Total Automobiles & Components                                  $    495,838
                                                                                                               ------------
                                               Consumer Durables & Apparel - 0.6%
                                               Housewares & Specialties - 0.6%
   800,000                     CCC+/Caa1       Yankee Acquisition Corp., 9.75%, 2/15/17 (b)                    $    732,000
                                                                                                               ------------
                                               Total Consumer Durables & Apparel                               $    732,000
                                                                                                               ------------
                                               Consumer Services - 0.4%
                                               Casinos & Gaming - 0.4%
   650,000                     B/B2            Buffalo Thunder Revenue Authority, 9.375%, 12/15/14             $    578,500
                                                                                                               ------------
                                               Total Consumer Services                                         $    578,500
                                                                                                               ------------
                                               Media - 1.6%
                                               Advertising - 1.6%
 2,240,000                     B/Ba3           Interpublic Group, Inc., 7.25%, 8/15/11                         $  2,164,400
                                                                                                               ------------
                                               Total Media                                                     $  2,164,400
                                                                                                               ------------
                                               Retailing - 0.3%
                                               Distributors - 0.3%
   400,000                     B-/B3           Intcomex, Inc., 11.75%, 1/15/11                                 $    410,000
                                                                                                               ------------
                                               Total Retailing                                                 $    410,000
                                                                                                               ------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
Principal      Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                            Value
                                               Food, Beverage & Tobacco - 0.1%
                                               Tobacco - 0.1%
   200,000                     B/B2            Alliance One International, Inc., 8.5%, 5/15/12                 $    195,000
                                                                                                               ------------
                                               Total Food, Beverage & Tobacco                                  $    195,000
                                                                                                               ------------
                                               Health Care Equipment & Services - 1.1%
                                               Health Care Facilities - 0.6%
   275,000                     B-/B3           Community Health Systems, 8.875%, 7/15/15                       $    280,156
   540,000                     CCC+/B3         Surgical Care Affiliates, 8.875%, 7/15/15 (144A) PIK                 491,400
                                                                                                               ------------
                                                                                                               $    771,556
                                                                                                               ------------
                                               Health Care Services - 0.4%
   420,000                     CCC+/Caa1       Surgical Care Affiliates, 10.0%, 7/15/17 (144A)                 $    382,200
   175,000     8.29            B+/B3           Universal Hospital Services, Floating Rate Note, 6/1/15              175,000
                                                                                                               ------------
                                                                                                               $    557,200
                                                                                                               ------------
                                               Health Care Supplies - 0.1%
   135,000                     B-/Caa1         Bausch & Lomb, Inc., 9.875%, 11/1/15 (144A)                     $    137,025
                                                                                                               ------------
                                               Total Health Care Equipment & Services                          $  1,465,781
                                                                                                               ------------
                                               Pharmaceuticals & Biotechnology - 2.3%
                                               Life Sciences Tools & Services - 0.3%
   475,000                     BB-/Ba3         Bio-Rad Laboratories, Inc., 6.125%, 12/15/14                    $    457,188
                                                                                                               ------------
                                               Pharmaceuticals - 2.0%
 2,665,000                     B+/Ba3          Valeant Pharmaceuticals, 7.0%, 12/15/11                         $  2,561,731
                                                                                                               ------------
                                               Total Pharmaceuticals & Biotechnology                           $  3,018,919
                                                                                                               ------------
                                               Diversified Financials - 1.4%
                                               Consumer Finance - 0.5%
   550,000                     B-/Caa1         Ace Cash Express, Inc., 10.25%, 10/1/14 (144A)                  $    530,750
   135,000                     B+/Ba3          Americredit Corp., 8.5%, 7/1/15 (144A)                               102,938
                                                                                                               ------------
                                                                                                               $    633,688
                                                                                                               ------------
                                               Multi-Sector Holding - 0.9%
   500,000                     BB-/Ba2         Leucadia National, 7.125%, 3/15/17 (144A)                       $    462,500
   785,000                     BB+/Ba2         Leucadia National, 8.125%, 9/15/15                                   785,000
                                                                                                               ------------
                                                                                                               $  1,247,500
                                                                                                               ------------
                                               Total Diversified Financials                                    $  1,881,188
                                                                                                               ------------
                                               Insurance - 1.2%
                                               Insurance Brokers - 0.5%
   790,000                     B/Caa1          Hub International Holdings, 10.25%, 6/15/15 (144A)              $    671,500
                                                                                                               ------------
                                               Multi-Line Insurance - 0.5%
   775,000                     BB+/Baa3        Liberty Mutual Group, 7.0%, 3/15/37 (144A)                      $    702,559
                                                                                                               ------------
                                               Reinsurance - 0.2%
   250,000     8.43            NR/NR           Redwood Capital X, Ltd., CAT Bond, Floating Rate Note,
                                               1/9/09 (144A)                                                   $    250,075
                                                                                                               ------------
                                               Total Insurance                                                 $  1,624,134
                                                                                                               ------------
                                               Real Estate - 4.4%
                                               Real Estate Management & Development - 2.7%
   700,000                     BB-/Ba3         Forest City Enterprises, 6.5%, 2/1/17                           $    633,500
 2,935,000                     BB-/Ba3         Forest City Enterprises, 7.625%, 6/1/15                            2,832,273
                                                                                                               ------------
                                                                                                               $  3,465,773
                                                                                                               ------------

The accompanying notes are an integral part of these financial statements.    13

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
Principal      Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                            Value
                                               Real Estate Investment Trusts - 1.0%
 1,500,000                     BB-/Ba2         BF Saul Real Estate Investment Trust, 7.5%, 3/1/14              $  1,380,000
                                                                                                               ------------
                                               Retail Real Estate Investment Trusts - 0.7%
 1,000,000                     BB+/Ba1         Rouse Co. LP, 6.75%, 5/1/13 (144A)                              $    928,942
                                                                                                               ------------
                                               Total Real Estate                                               $  5,774,715
                                                                                                               ------------
                                               Software & Services - 1.4%
                                               Data Processing & Outsourced Services - 1.4%
 1,480,000                     B-/B3           First Data Corp., 9.875%, 9/24/15 (144A)                        $  1,376,400
   500,000                     CCC+/Caa1       Pegasus Solutions, Inc., 10.5%, 4/15/15                              440,000
                                                                                                               $  1,816,400
                                                                                                               ------------
                                               Total Software & Services                                       $  1,816,400
                                                                                                               ------------
                                               Technology Hardware & Equipment - 2.3%
                                               Computer Hardware - 0.4%
   600,000                     CCC+/Caa1       Activant Solutions, Inc., 9.5%, 5/1/16                          $    519,000
                                                                                                               ------------
                                               Electronic Equipment & Instruments - 0.8%
 1,035,000                     B-/B3           Itron, Inc., 7.75%, 5/15/12                                     $  1,009,125
                                                                                                               ------------
                                               Technology Distributors - 1.1%
 1,600,000                     BB+/Ba1         Anixter International Corp., 5.95%, 3/1/15                      $  1,442,000
                                                                                                               ------------
                                               Total Technology Hardware & Equipment                           $  2,970,125
                                                                                                               ------------
                                               Telecommunication Services - 0.6%
                                               Integrated Telecom Services - 0.6%
   750,000                     CCC+/B3         Broadview Networks Holdings, 11.375%, 9/1/12                    $    785,625
                                                                                                               ------------
                                               Total Telecommunication Services                                $    785,625
                                                                                                               ------------
                                               Utilities - 6.6%
                                               Electric Utilities - 2.3%
 2,180,000                     BB+/Ba1         Allegheny Energy Supply, 7.8%, 3/15/11                          $  2,272,650
   250,000                     BB+/Ba1         Allegheny Energy Supply, 8.25%, 4/15/12 (144A)                       266,875
   500,000                     BB-/Ba3         Intergen NV, 9.0%, 6/30/17                                           526,250
                                                                                                               ------------
                                                                                                               $  3,065,775
                                                                                                               ------------
                                               Independent Power Producer & Energy Traders - 1.7%
 1,333,000                     B/B1            NRG Energy, Inc., 7.375%, 1/15/17                               $  1,299,675
   930,000                     CCC/B3          TXU Energy Co., 10.25%, 11/1/15                                      920,700
                                                                                                               ------------
                                                                                                               $  2,220,375
                                                                                                               ------------
                                               Multi-Utilities - 2.6%
   630,000                     CCC/Caa1        Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)                    $    598,500
 2,350,000                     BB+/Ba1         CMS Energy Corp., 7.75%, 8/1/10                                    2,466,117
   325,000                     BB+/Ba1         CMS Energy Corp., 6.875%, 12/15/15                                   328,762
                                                                                                               ------------
                                                                                                               $  3,393,379
                                                                                                               ------------
                                               Total Utilities                                                 $  8,679,529
                                                                                                               ------------
                                               TOTAL CORPORATE BONDS
                                               (Cost $86,021,675)                                              $ 82,210,145
                                                                                                               ------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
Principal      Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                            Value
                                               MUNICIPAL BONDS - 1.0%
                                               Consumer Services - 1.0%
                                               Casinos & Gaming - 1.0%
 1,300,000                     BB+/Ba1         Manshantucket Pequot Tribe, 8.5%, 11/15/15 (144A)               $  1,306,500
                                                                                                               ------------
                                               Total Consumer Services                                         $  1,306,500
                                                                                                               ------------
                                               TOTAL MUNICIPAL BONDS
                                               (Cost $1,300,000)                                               $  1,306,500
                                                                                                               ------------
                                               SENIOR FLOATING RATE LOAN INTERESTS - 3.4%**
                                               Energy - 0.8%
                                               Oil & Gas Exploration & Production - 0.8%
 1,000,000                                     Sandridge Energy, Inc., Fixed Rate Loan, 8.625%, 4/1/15         $    997,500
                                                                                                               ------------
                                               Total Energy                                                    $    997,500
                                                                                                               ------------
                                               Materials - 0.3%
                                               Steel - 0.3%
   497,500                                     Niagara Corp., Term Loan, 9.845%, 6/29/14                       $    457,700
                                                                                                               ------------
                                               Total Materials                                                 $    457,700
                                                                                                               ------------
                                               Capital Goods - 0.4%
                                               Electrical Component & Equipment - 0.4%
   122,768                                     Flextronics Semiconductor, Delayed Draw Loan,
                                               7.455%, 10/1/14                                                 $    120,313
   427,232                                     Flextronics Semiconductor, Closing Date Loan,
                                               7.3944%, 10/1/14                                                     418,687
                                                                                                               ------------
                                                                                                               $    539,000
                                                                                                               ------------
                                               Total Capital Goods                                             $    539,000
                                                                                                               ------------
                                               Consumer Durables & Apparel - 0.1%
                                               Homebuilding - 0.1%
   250,000                                     LandSource Communities, Second Lien Term Loan,
                                               9.515%, 2/22/14                                                 $    143,750
                                                                                                               ------------
                                               Total Consumer Durables & Apparel                               $    143,750
                                                                                                               ------------
                                               Consumer Services - 0.5%
                                               Casinos & Gaming - 0.5%
   108,333                                     New World Gaming Partners, Delayed Draw Loan,
                                               8.75%, 7/16/14                                                  $     99,667
   541,667                                     New World Gaming Partners, Term Advance Loan,
                                               8.75%, 7/16/14                                                       498,333
                                                                                                               ------------
                                                                                                               $    598,000
                                                                                                               ------------
                                               Total Consumer Services                                         $    598,000
                                                                                                               ------------
                                               Health Care Equipment & Services - 0.3%
                                               Health Care Supplies - 0.3%
   450,000                                     Inverness Medical Innovations, Term Loan, 9.45%, 6/26/15        $    441,000
                                                                                                               ------------
                                               Total Health Care Equipment & Services                          $    441,000
                                                                                                               ------------
                                               Telecommunication Services - 0.3%
                                               Wireless Telecommunication Services - 0.3%
   425,000                                     Stratos Global Corp., Term B Facility Loan, 7.95%, 2/13/12      $    413,578
                                                                                                               ------------
                                               Total Telecommunication Services                                $    413,578
                                                                                                               ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/07                                     (continued)
--------------------------------------------------------------------------------

                               S&P/
               Floating        Moody's
Principal      Rate (c)        Ratings
Amount ($)     (unaudited)     (unaudited)                                                                            Value
                                               Utilities - 0.7%
                                               Indep Power Producer & Energy Traders - 0.7%
   286,398                                     NRG Energy, Inc., Credit-Linked Loan, 6.95%, 2/1/13             $    273,761
   688,138                                     NRG Energy, Inc., Term Loan, 6.85%, 2/1/13                           657,773
                                                                                                               ------------
                                                                                                               $    931,534
                                                                                                               ------------
                                               Total Utilities                                                 $    931,534
                                                                                                               ------------
                                               TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                               (Cost $4,781,918)                                               $  4,522,062
                                                                                                               ------------
                                               TEMPORARY CASH INVESTMENTS - 2.7%
                                               Repurchase Agreement - 2.4%
 3,185,000                                     Bank of America Corp., 4.29%, dated 12/31/07, repurchase
                                               price of $3,185,000 plus accrued interest on 1/2/08
                                               collateralized by the following:
                                               $131,524 Freddie Mac Giant, 5.0%, 7/1/35
                                               $1,506,331 Freddie Mac Giant, 6.0%, 9/1/37
                                               $897,436 Freddie Mac, 5.6%, 10/17/13
                                               $465,476 Freddie Mac Discount Note, 0.0%, 2/20/08
                                               $444,121 U.S. Treasury Bond Strip, 0.0%, 5/15/21                $  3,185,000
                                                                                                               ------------
   Shares
                                               Security Lending Collateral - 0.3%
   425,233                                     Securities Lending Investment Fund, 5.19%                       $    425,233
                                                                                                               ------------
                                               TOTAL TEMPORARY CASH INVESTMENTS
                                               (Cost $3,610,233)                                               $  3,610,233
                                                                                                               ------------
                                               TOTAL INVESTMENT IN SECURITIES - 99.0%
                                               (Cost $129,683,495) (a)                                         $130,302,525
                                                                                                               ------------
                                               OTHER ASSETS AND LIABILITIES - 1.0%                             $  1,291,838
                                                                                                               ------------
                                               TOTAL NET ASSETS - 100.0%                                       $131,594,363
                                                                                                               ============

NR     Not rated by either S&P or Moody's.
*      Non-income producing security.
PIK    Represents a payment in kind security.
(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2007, the value of these securities amounted to $21,531,626 or 16.4% of total net assets.
** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.
(a) At December 31, 2007, the net unrealized gain on investments based on cost for federal income tax purposes of $129,912,474 was as follows:

        Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost  $  7,758,288
        Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value    (7,368,237)
                                                                                                                ------------
        Net unrealized gain                                                                                     $    390,051
                                                                                                                ============

(b)    At December 31, 2007, the following securities were out on loan:

        Shares        Security                                       Value
         3,450      Liberty Property Trust                        $ 99,395
         3,919      Sandridge Energy, Inc.                         140,535
           933      Texas Industries, Inc.                          65,403
    Principal
    Amount ($)
       111,800      Yankee Acquisition Corp., 9.75%, 2/15/17       102,297
                                                                  --------
                    Total                                         $407,630
                                                                  ========

(c) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2007 aggregated $78,782,568 and $65,988,224, respectively.

16   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
Class I                                                        12/31/07    12/31/06     12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                           $ 11.01     $ 10.88     $  11.67      $ 11.45      $  9.27
                                                               -------     -------     --------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.61     $  0.59     $   0.61      $  0.62      $  0.76
 Net realized and unrealized gain (loss) on investments           0.04        0.29        (0.41)        0.27         2.18
                                                               -------     -------     --------      -------      -------
  Net increase from investment operations                      $  0.65     $  0.88     $   0.20      $  0.89      $  2.94
Distributions to shareowners:
 Net investment income                                           (0.60)      (0.60)       (0.61)       (0.62)       (0.76)
 Net realized gain                                               (0.01)      (0.15)       (0.38)       (0.05)          --
                                                               -------     -------     --------      -------      -------
  Net increase (decrease) in net asset value                   $  0.04     $  0.13     $  (0.79)     $  0.22      $  2.18
                                                               -------     -------     --------      -------      -------
Net asset value, end of period                                 $ 11.05     $ 11.01     $  10.88      $ 11.67      $ 11.45
                                                               =======     =======     ========      =======      =======
Total return*                                                     5.95%       8.52%        1.95%        8.03%       32.78%
Ratio of net expenses to average net assets+                      0.75%       0.74%        0.77%        0.78%        0.89%
Ratio of net investment income to average net assets+             5.37%       5.51%        5.52%        5.40%        7.22%
Portfolio turnover rate                                             55%         28%          37%          42%          48%
Net assets, end of period (in thousands)                       $74,308     $65,890     $ 63,452      $70,890      $66,587
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     0.75%       0.74%        0.77%        0.78%        0.89%
 Net investment income                                            5.37%       5.51%        5.52%        5.40%        7.22%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.    17

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                              Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
Class II                                                       12/31/07    12/31/06     12/31/05     12/31/04     12/31/03
Net asset value, beginning of period                           $ 11.01     $ 10.88     $  11.67      $ 11.46      $  9.28
                                                               -------     -------     --------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.57     $  0.57     $   0.59      $  0.58      $  0.76
 Net realized and unrealized gain (loss) on investments           0.04        0.28        (0.42)        0.27         2.17
                                                               -------     -------     --------      -------      -------
  Net increase from investment operations                      $  0.61     $  0.85     $  0.17       $  0.85      $  2.93
Distributions to shareowners:
 Net investment income                                           (0.57)      (0.57)       (0.58)       (0.59)       (0.75)
 Net realized gain                                               (0.01)      (0.15)       (0.38)       (0.05)          --
                                                               -------     -------     --------      -------      -------
  Net increase (decrease) in net asset value                   $  0.03     $  0.13     $  (0.79)     $  0.21      $  2.18
                                                               -------     -------     --------      -------      -------
Net asset value, end of period                                 $ 11.04     $ 11.01     $  10.88      $ 11.67      $ 11.46
                                                               =======     =======     ========      =======      =======
Total return*                                                     5.59%       8.25%        1.70%        7.76%       32.64%
Ratio of net expenses to average net assets+                      1.00%       0.99%        1.02%        1.03%        1.09%
Ratio of net investment income to average net assets+             5.12%       5.27%        5.27%        5.12%        6.33%
Portfolio turnover rate                                             55%         28%          37%          42%          48%
Net assets, end of period (in thousands)                       $57,286     $53,196     $ 47,169      $51,912      $17,601
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.00%       0.99%        1.02%        1.04%        1.09%
 Net investment income                                            5.12%       5.27%        5.27%        5.12%        6.33%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

NOTE: The above financial highlights do not reflect the deduction of non-fund expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.


18   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES 12/31/07
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities (including securities loaned of $407,630) (cost $129,683,495)       $ 130,302,525
 Cash                                                                                             1,099,546
 Receivables --
   Fund shares sold                                                                                  42,860
   Dividends and interest                                                                         1,674,304
 Other                                                                                                1,752
                                                                                              -------------
  Total assets                                                                                $ 133,120,987
                                                                                              -------------
LIABILITIES:
 Payables --
   Investment securities purchased                                                            $     870,967
   Fund shares repurchased                                                                          164,516
   Upon return of securities loaned                                                                 425,233
 Due to affiliates                                                                                   12,344
 Accrued expenses                                                                                    53,564
                                                                                              -------------
    Total liabilities                                                                         $   1,526,624
                                                                                              -------------
NET ASSETS:
 Paid-in capital                                                                              $ 128,679,395
 Undistributed net investment income                                                                 49,724
 Accumulated net realized gain on investments                                                     2,246,214
 Net unrealized gain on investments                                                                 619,030
                                                                                              -------------
    Total net assets                                                                          $ 131,594,363
                                                                                              =============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
 Class I (based on $74,307,891/6,725,322 shares)                                              $       11.05
                                                                                              =============
 Class II (based on $57,286,472/5,186,956 shares)                                             $       11.04
                                                                                              =============

The accompanying notes are an integral part of these financial statements.   19

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/07

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $682)         $  524,100
 Interest                                                   7,151,858
 Income from securities loaned, net                             1,035
                                                           ----------
  Total investment income                                                  $  7,676,993
                                                                           ------------
EXPENSES:
 Management fees                                           $  814,703
 Transfer agent fees and expenses
   Class I                                                      1,357
   Class II                                                     1,357
 Distribution fees
   Class II                                                   134,339
 Administrative fees                                           28,201
 Custodian fees                                                23,643
 Professional fees                                             44,924
 Printing expense                                              19,825
 Fees and expenses of nonaffiliated trustees                    6,360
 Miscellaneous                                                  5,943
                                                           ----------
  Total expenses                                                           $  1,080,652
                                                                           ------------
  Net expenses                                                             $  1,080,652
                                                                           ------------
   Net investment income                                                   $  6,596,341
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                          $  2,439,241
                                                                           ------------
 Change in net unrealized loss on investments                              $ (2,247,926)
                                                                           ------------
 Net gain on investments                                                   $    191,315
                                                                           ------------
 Net increase in net assets resulting from operations                      $  6,787,656
                                                                           ============

20    The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/07 and 12/31/06, respectively

                                                                                Year Ended        Year Ended
                                                                                 12/31/07          12/31/06
FROM OPERATIONS:
Net investment income                                                         $   6,596,341     $   6,086,609
Net realized gain (loss) on investments                                           2,439,241           (69,615)
Change in net unrealized gain (loss) on investments                              (2,247,926)        3,072,205
                                                                              -------------     -------------
  Net increase in net assets resulting from operations                        $   6,787,656     $   9,089,199
                                                                              -------------     -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
 Class I ($0.60 and $0.60 per share, respectively)                            $  (3,803,983)    $  (3,561,448)
 Class II ($0.57 and $0.57 per share, respectively)                              (2,752,484)       (2,573,283)
Net realized gain:
 Class I ($0.01 and $0.15 per share, respectively)                                  (67,578)         (896,053)
 Class II ($0.01 and $0.15 per share, respectively)                                 (49,854)         (641,246)
                                                                              -------------     -------------
  Total distributions to shareowners                                          $  (6,673,899)    $  (7,672,030)
                                                                              -------------     -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sale of shares                                              $  55,247,902     $  42,128,260
Reinvestment of distributions                                                     6,665,703         7,664,420
Cost of shares repurchased                                                      (49,519,386)      (42,744,410)
                                                                              -------------     -------------
  Net increase in net assets resulting from Portfolio share transactions      $  12,394,219     $   7,048,270
                                                                              -------------     -------------
  Net increase in net assets                                                  $  12,507,976     $   8,465,439
NET ASSETS:
Beginning of year                                                             $ 119,086,387     $ 110,620,948
                                                                              -------------     -------------
End of year                                                                   $ 131,594,363     $ 119,086,387
                                                                              =============     =============
Undistributed net investment income                                           $      49,724     $      11,917
                                                                              =============     =============

                                     '07 Shares        '07 Amount         '06 Shares        '06 Amount
Class I
Shares sold                           1,774,708      $  19,969,878         1,596,995      $  17,290,829
Reinvestment of distributions           343,656          3,863,490           413,480          4,450,031
Less shares repurchased              (1,375,769)       (15,441,396)       (1,859,060)       (20,124,873)
                                     ----------      -------------        ----------      -------------
  Net increase                          742,595      $   8,391,972           151,415      $   1,615,987
                                     ==========      =============        ==========      =============
Class II
Shares sold                           3,136,297      $  35,278,024         2,285,628      $  24,837,431
Reinvestment of distributions           249,283          2,802,213           298,606          3,214,389
Less shares repurchased              (3,030,188)       (34,077,990)       (2,087,846)       (22,619,537)
                                     ----------      -------------        ----------      -------------
  Net increase                          355,392      $   4,002,247           496,388      $   5,432,283
                                     ==========      =============        ==========      =============

The accompanying notes are an integral part of these financial statements.    21

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
The Pioneer High Yield VCT Portfolio (The Portfolio) is one of the 19 portfolios comprising Pioneer Variable Contracts Trust (the Trust), a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution expense rates and Class II shareowners have exclusive voting rights with respect to the distribution plans that have been adopted. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by either insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

The Portfolio's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Portfolio to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, gains and losses during the reporting year. Actual results could differ from those estimates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. In addition, the non-diversified Portfolio may have concentrations in certain asset types, which may subject the Portfolio to additional risks. The Portfolio's prospectuses contain information regarding the Portfolio's principal risks. Please refer to those documents when considering the Portfolio's risks.

The following is a summary of significant accounting policies consistently followed by the Portfolio, in the preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:

A.   Security Valuation
     Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the NYSE. The value of such securities used in computing the net asset value of the Portfolio's shares is based on the last sale price on the principal exchange where they traded. The Portfolio may also use the fair value of a security, including a non-U.S. security, when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security as of the close of the NYSE. At December 31, 2007, there were no fair valued securities. Temporary cash investments are valued at cost which approximates market value.

     Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes.

     Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes, and, if applicable, are reported net of foreign taxes on capital gains at the applicable country rates.

     The Portfolio invests in below investment grade (high yield) debt securities, preferred and common stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during years of economic uncertainty or change, than higher rated debt securities.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B.   Foreign Currency Translation
     The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts
     The Portfolio enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. At December 31, 2007, the Portfolio had no open forward contracts.

D.   Federal Income Taxes
     It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2007, no such taxes were paid.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Portfolio's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2007, the Portfolio has reclassified $2,067 to decrease undistributed net investment income and $2,067 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. The reclassification has no affect on the net asset value of the Portfolio and is designed to present the Portfolio's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended December 31, 2007 and 2006 and the components of distributable earnings on a federal income tax basis at December 31, 2007, were as follows:

-------------------------------------------------------------------------------
                                               2007              2006
-------------------------------------------------------------------------------
 Distributions paid from:
 Ordinary Income                           $6,568,888         $6,868,259
 Long-Term capital gain                       105,011            803,771
                                           ----------         ----------
   Total distributions                     $6,673,899         $7,672,030
                                           ==========         ==========
 Distributable Earnings:
 Undistributed ordinary income             $1,401,639
 Undistributed long-term gain               1,123,278
 Unrealized appreciation                      390,051
                                           ----------
   Total                                   $2,914,968
                                           ==========
-------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/07                               (continued)
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, REIT accruals and the accrual on preferred stock.

E.   Portfolio Shares
     The Portfolio records sales and repurchases of its shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $609,732 in commissions on the sale of Trust shares for the year ended December 31, 2007. Distribution fees for Class II are calculated based on the average daily net asset values attributable to Class II shares of the Portfolio.

     Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on the respective percentage of the adjusted net assets at the beginning of the day. The Portfolio declares as daily dividends substantially all of its respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by a Portfolio with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class I and Class II shares can bear different transfer agent and distribution fees. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.   Securities Lending
     The Portfolio lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Portfolio receives collateral and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive payments in lieu of interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan, will be for the account of the Trust. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Trust has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Trust invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Portfolio's custodian.

G.   Repurchase Agreements
     With respect to repurchase agreements entered into by the Portfolio, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Portfolio's custodian, or sub custodian. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,258 in management fees, administrative costs and certain others services payable to PIM at December 31, 2007.

3. Transfer Agent
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,916 in transfer agent fees payable to PIMSS at December 31, 2007.

4. Distribution Plans
The Portfolio has adopted a plan of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate PFD for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by PFD in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Assets and Liabilities is $1,170 in distribution fees payable to PFD at December 31, 2007.

5. New Pronouncement
In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

ADDITIONAL INFORMATION (unaudited)
The percentages of the Portfolio's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 83.27% and 0%, respectively.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareowners of
Pioneer High Yield VCT Portfolio:


We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio, one of the portfolios constituting the Pioneer Variable Contracts Trust (the "Trust"), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio of the Pioneer Variable Contracts Trust at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP


Boston, Massachusetts
February 8, 2008

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio (the "Portfolio")
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

Pioneer Investment Management, Inc. (PIM) serves as the Portfolio's investment adviser pursuant to an investment advisory agreement between PIM and the Portfolio. The Trustees of the Portfolio, as required by law, determine annually whether to continue the investment advisory agreement for the Portfolio.

In connection with their most recent consideration of the investment advisory agreement for the Portfolio, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

In considering the continuation of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the continuation of the agreement.

Nature, Extent and Quality of Services
     The Trustees considered the nature, extent and quality of the services provided by PIM to the Portfolio, taking into account the investment objective and strategy of the Portfolio and the information related to the Portfolio provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Portfolio and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Portfolio. They also considered PIM's compliance and legal resources and personnel.

     In addition, the Trustees considered the other services that PIM provides to the Portfolio under the investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Portfolio's business and other affairs. It was noted that PIM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including officers) as are necessary for the Portfolio's operations. The Trustees considered the fees paid to PIM for the provision of such services.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services provided by PIM to the Portfolio were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Portfolio
     The Trustees considered the performance results of the Portfolio over various time periods. They reviewed information comparing the Portfolio's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Portfolio's benchmark index. The Trustees considered that the Portfolio's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007 and in the third quintile of its Morningstar category for the three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Portfolio's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Portfolio was satisfactory.

Management Fee and Expenses
     The Trustees considered information on the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

     The Trustees considered that the Portfolio's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Portfolio's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group.

     The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Portfolio. The Trustees noted that in some instances the fee rates for those separate accounts were

                                                PIONEER VARIABLE CONTRACTS TRUST
Pioneer High Yield VCT Portfolio (the "Portfolio")
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT                          (continued)
--------------------------------------------------------------------------------

lower than the management fees for the Portfolio and considered that, under the investment advisory agreement with the Portfolio, PIM performs additional services for the Portfolio that it does not provide to those other clients, including oversight of the Portfolio's other service providers, regulatory compliance and other services.

     The Trustees concluded that the management fee payable by the Portfolio to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Portfolio's expense ratio was reasonable, taking into account the size of the Portfolio, the quality of services provided by PIM and the investment performance of the Portfolio.

Profitability
     The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Portfolio, including the methodology used by PIM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered PIM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Portfolio in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Portfolio. The Trustees concluded that PIM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale
     The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

     The Trustees considered that, although the Portfolio pays a management fee at a fixed rate as a percentage of the Portfolio's net assets, without any breakpoints, the management fee rate paid by the Portfolio for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that, on a hypothetical basis, such fee would remain in the third quintile relative to the peer group at higher asset levels. The Trustees also considered the relatively small size of the Portfolio compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits
     The Trustees considered the other benefits to PIM from its relationship with the Portfolio. The Trustees considered that affiliates of PIM serve as the Portfolio's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Portfolio and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Portfolio and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Portfolio.

Conclusion
     After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Portfolio, including the fees payable thereunder, were fair and reasonable and voted to approve the proposed continuation of the investment advisory agreement for the Portfolio.

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser                                      Trustees and Officers
Pioneer Investment Management, Inc.                     The Board of Trustees provides broad supervision over the
                                                        Portfolio's affairs. The officers of the Trust are
Custodian                                               responsible for the Trust's operations. The Trustees and
Brown Brothers Harriman & Co.                           officers are listed below, together with their principal
                                                        occupations during the past five years. Trustees who are
Independent Registered Public Accounting Firm           interested persons of the Trust within the meaning of the
Ernst & Young LLP                                       1940 Act are referred to as Interested Trustees. Trustees
                                                        who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees (except Mr.
                                                        Bock) serves as a trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of
                                                        76 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Trust is 60 State Street, Boston,
                                                        Massachusetts 02109.

Principal Underwriter
Pioneer Funds Distributor, Inc.                         The statement of additional information provides more detailed information regarding the Trustees and Officers and is available upon request, without charge, by calling 1-800-225-6292.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer
Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                             POSITIONS HELD      LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST      AND TERM OF OFFICE
John F. Cogan, Jr. (81)*     Chairman of the     Trustee since 1994. Serves
                             Board, Trustee      until a successor trustee
                             and President       is elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John F. Cogan, Jr. (81)*   Deputy Chairman and a Director of Pioneer Global Asset Management
                           S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                           Investment Management USA Inc. ("PIM-USA"); Chairman and a Director
                           of Pioneer; Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer Alternative Investment
                           Management Limited (Dublin); President and a Director of Pioneer
                           Alternative Investment Management (Bermuda) Limited and affiliated funds; Director of PIOGLOBAL Real Estate Investment Fund (Russia) (until
                           June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole
                           Management Inc. (since 2004); Director of Fiduciary Counseling, Inc.;
                           President and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May
                           2006); President of all of the Pioneer Funds; and Of Counsel, Wilmer Cutler
                           Pickering Hale and Dorr LLP
-------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
John F. Cogan, Jr. (81)*     None
--------------------------------------------------------------------------------

*Mr. Cogan is an Interested Trustee because he is an officer or director of the portfolio's investment adviser and certain of its affiliates.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                           POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE               WITH THE TRUST   AND TERM OF OFFICE
David R. Bock (64)         Trustee          Trustee since 2005. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (59)          Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)  Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee          Trustee since 2006. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Trustee          Trustee since 1994. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (71)         Trustee          Trustee since 2000. Serves
                                            until a successor trustee is
                                            elected or earlier
                                            retirement or removal.
--------------------------------------------------------------------------------


NAME AND AGE               PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
David R. Bock (64)         Executive Vice President and Chief Financial Officer, I-trax, Inc. (publicly traded health care services company) (2004 - present); Partner, Federal
                           City Capital Advisors (boutique merchant bank) (1997 to 2004); and
                           Executive Vice President and Chief Financial Officer, Pedestal Inc. (internet-
                           based mortgage trading company) (2000 - 2002)
-----------------------------------------------------------------------------------------------------------
Mary K. Bush (59)          President, Bush International, LLC (international financial advisory firm)
-----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (60)  Founding Director, Vice-President and Corporate Secretary, The Winthrop
                           Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill
                           University
-----------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Private investor (2004 - present); and Senior Executive Vice President, The
                           Bank of New York (financial and securities services) (1986 - 2004)
-----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (59)   President and Chief Executive Officer, Newbury, Piret & Company, Inc.
                           (investment banking firm)
-----------------------------------------------------------------------------------------------------------
John Winthrop (71)         President, John Winthrop & Co., Inc. (private investment firm)
-----------------------------------------------------------------------------------------------------------


NAME AND AGE               OTHER DIRECTORSHIPS HELD BY THIS TRUSTEE
David R. Bock (64)         Director of The Enterprise Social
                           Investment Company (privately-held
                           affordable housing finance company);
                           and Director of New York Mortgage Trust
                           (publicly traded mortgage REIT)
--------------------------------------------------------------------------------
Mary K. Bush (59)          Director of Brady Corporation (industrial
                           identification and specialty coated material
                           products manufacturer); Director of Briggs
                           & Stratton Co. (engine manufacturer);
                           Director of UAL Corporation (airline holding
                           company) Director of Mantech International
                           Corporation (national security, defense,
                           and intelligence technology firm): and
                           Member, Board of Governors, Investment
                           Company Institute
--------------------------------------------------------------------------------
Margaret B.W. Graham (60)  None

--------------------------------------------------------------------------------
Thomas J. Perna (57)       Director of Quadriserv Inc. (technology
                           products for securities lending industry)
--------------------------------------------------------------------------------
Marguerite A. Piret (59)   Director of New America High Income Fund,
                           Inc. (closed-end investment company)
--------------------------------------------------------------------------------
John Winthrop (71)         None
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------


                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Daniel K. Kingsbury (49)     Executive Vice   Since March 2007. Serves
                             President        at the discretion of the
                                              Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant        Since 2003. Serves at the
                             Secretary        discretion of the Board
--------------------------------------------------------------------------------
Vincent Nave (62)            Treasurer        Since 2000. Serves at the
                                              discretion of the Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Assistant        Since 2004. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant        Since 2000. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Gary Sullivan (49)           Assistant        Since 2002. Serves at the
                             Treasurer        discretion of the Board
--------------------------------------------------------------------------------


NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Daniel K. Kingsbury (49)     Director, CEO and President of Pioneer Investment Management USA Inc.,
                             Pioneer Investment Management, Inc. and Pioneer Institutional Asset
                             Management, Inc. (since March 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of Pioneer Global Asset
                             Management S.p.A. (since March 2007); Head of New Markets Division,
                             Pioneer Global Asset Management S.p.A. (2000 - 2007)
-----------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/
                             Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer
                             Funds since September 2003 (Assistant Secretary from November 2000 to
                             September 2003)
-----------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and Assistant
                             Secretary of all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
-----------------------------------------------------------------------------------------------------------
Vincent Nave (62)            Vice President - Fund Accounting, Administration and Controllership
                             Services of Pioneer; and Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Deputy Treasurer of Pioneer since 2004 and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004; Treasurer and Senior Vice President,
                             CDC IXIS Asset Management Services from 2002 to 2003
-----------------------------------------------------------------------------------------------------------
Luis I. Presutti (42)        Assistant Vice President - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Gary Sullivan (49)           Fund Accounting Manager - Fund Accounting, Administration and
                             Controllership Services of Pioneer; and Assistant Treasurer of all of the
                             Pioneer Funds
-----------------------------------------------------------------------------------------------------------


NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Daniel K. Kingsbury (49)     None
---------------------------------------------------------------------
Dorothy E. Bourassa (60)     None
---------------------------------------------------------------------
Christopher J. Kelley (43)   None
---------------------------------------------------------------------
Vincent Nave (62)            None
---------------------------------------------------------------------
Mark E. Bradley (48)         None
---------------------------------------------------------------------
Luis I. Presutti (42)        None
---------------------------------------------------------------------
Gary Sullivan (49)           None
---------------------------------------------------------------------

Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                           (continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST OFFICERS
--------------------------------------------------------------------------------

                             POSITIONS HELD   LENGTH OF SERVICE
NAME AND AGE                 WITH THE TRUST   AND TERM OF OFFICE
Katherine Kim Sullivan (34)   Assistant        Since 2003. Serves at the
                              Treasurer        discretion of the Board
--------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief            Since January 2007.
                              Compliance       Serves at the discretion of
                              Officer          the Board
--------------------------------------------------------------------------------

NAME AND AGE                 PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Katherine Kim Sullivan (34)  Fund Administration Manager - Fund Accounting, Administration and
                             Controllership Services since June 2003 and Assistant Treasurer of all of the Pioneer Funds since September 2003; Assistant Vice President -
                             Mutual Fund Operations of State Street Corporation from June 2002 to
                             June 2003 (formerly Deutsche Bank Asset Management)
-------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)       Chief Compliance Officer of Pioneer since December 2006 and of all the
                             Pioneer Funds since January 2007; Vice President and Compliance Officer,
                             MFS Investment Management (August 2005 to December 2006);
                             Consultant, Fidelity Investments (February 2005 to July 2005);
                             Independent Consultant (July 1997 to February 2005)
-------------------------------------------------------------------------------------------------------

NAME AND AGE                 OTHER DIRECTORSHIPS HELD BY THIS OFFICER
Katherine Kim Sullivan (34)  None
--------------------------------------------------------------------------------
Teri W. Anderholm (48)       None
--------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the Portfolio's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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

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

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

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

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

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

                                                                   18662-02-0208



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with routine and non routine filings of its Form N-1A, totaled approximately $567,425 in 2007 and $696,652 in 2006 for the Trust's 19 portfolios and 24 portfolios at that time, respectively.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees

There were no other audit related services provided to the Trust during the fiscal years ended December 31, 2007 and 2006.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax return, totaled $148,580 in 2007 and $202,909 in 2006.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees

There were no other services provided to the Trust during the fiscal year ended December 31, 2007 and 2006.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2007 and 2006, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled $148,580 in 2007 and $202,909 in 2006.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date February 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 29, 2008


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date February 29, 2008

* Print the name and title of each signing officer under his or her signature.